                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
                                                  Estimated average burden
                                                  hours per response....... 5.0
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21295
                                  ---------------------------------------------

                                JPMorgan Trust I
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

           522 Fifth Avenue,  New York,                         NY 10036
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

              Stephen Benham., 522 Fifth Avenue, New York, NY 10036
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code:  1-800-480-4111
                                                   ----------------------------

Date of fiscal year end:   October 31, 2005
                        ------------------------------------------
Date of reporting period:  November 1, 2004 through April 30, 2005
                         -----------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT APRIL 30, 2005


JPMORGAN FUNDS


TAX AWARE FUNDS

TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
TAX AWARE DISCIPLINED EQUITY FUND
TAX AWARE ENHANCED INCOME FUND
TAX AWARE LARGE CAP GROWTH FUND
TAX AWARE LARGE CAP VALUE FUND
TAX AWARE SHORT-INTERMEDIATE INCOME FUND
TAX AWARE U.S. EQUITY FUND


[JPMORGAN ASSET MANAGEMENT LOGO]

JPMORGAN ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make, which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial professional to help provide you with a broad array of WEALTH SOLUTIONS.

CONTENTS

President's Letter                                      1

Fund Commentaries:

Tax Aware International Opportunities Fund              2

Tax Aware Disciplined Equity Fund                       5

Tax Aware Enhanced Income Fund                          8

Tax Aware Large Cap Growth Fund                        11

Tax Aware Large Cap Value Fund                         14

Tax Aware Short-Intermediate Income Fund               17

Tax Aware U.S. Equity Fund                             20

Portfolio of Investments                               23

Financial Statements                                   52

Notes to Financial Statements                          64

Financial Highlights                                   88

HIGHLIGHTS

- Erratic growth in employment and weakening of the U.S. dollar restrained the market

-  Investors were somewhat more risk-averse in early 2005

- Stage set for meaningful recovery if inflation holds and interest rates stabilize

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

JPMORGAN
   TAX AWARE FUNDS

PRESIDENT'S LETTER MAY 9, 2005

[PHOTO OF GEORGE C.W. GATCH]

"SOLID ECONOMIC GROWTH SHOULD PERSIST INTO THE SECOND QUARTER, SUPPORTING EMPLOYMENT GAINS AND PLACING GRADUAL DOWNWARD PRESSURE ON THE UNEMPLOYMENT RATE."

TO OUR SHAREHOLDERS:

We are pleased to present the semi-annual report for the JPMorgan Tax Aware Funds for the period ended April 30, 2005. Inside, you'll find in-depth information about the Funds, as well as reports from the Portfolio Managers.

WEAK START TO 2005

The U.S. economy grew at a 3.5% annual rate during the first three months of the year as inflation inched higher. The corporate bond market broke stride and posted a negative return for the start of 2005 -- in clear contrast to last year's stellar performance. Most major equity benchmarks posted negative returns through April, failing to maintain the momentum from 2004 gains. Following a year-end rally, the U.S. equity market reached new 2005 lows by mid April, as investors became concerned about the direction of inflation and economic growth following a better-than-expected consumer price index (CPI) report. While core capital goods orders -- an important forward-looking indicator of business investment -- had gains in December and January, declines were evident in February and March. Higher bond yields, high oil prices (nearly $57 per barrel in mid-March but dipped below $50 by the end of April), erratic employment growth (300,000 jobs were added to February payrolls, while unemployment rose to 5.4%) and a weakening dollar continued to restrain the market.

Investors were somewhat more risk-averse in early 2005 as evidence pointed to higher oil prices and more tightening by the Federal Reserve Board in the months ahead. The Fed raised its target overnight lending rate in March for the seventh consecutive time, putting the fed funds rate at 2.75% by the end of the period, with expectations that increases would continue in the coming months. However, with accumulating evidence that pipeline inflation pressures might be peaking, the Fed may not have to raise short-term rates far above the expected 4% by year-end. The yield curve flattened further, as interest rates on short- and intermediate-term maturities increased, while rates on the longest-maturity securities remained essentially flat.

OUTLOOK

Fears of inflation and higher interest rates have weighed on the economy and, in particular, the equity markets thus far in 2005. While bond yields are likely to move higher on any evidence of rising inflation, we are concerned that energy prices will simultaneously cause inflation to accelerate and growth to slow. The Fed is expected to continue raising rates at a measured pace while focusing on inflation. If interest rates stabilize and core inflation continues to be under control, the stage could be set for a meaningful market recovery. Solid economic growth should persist into the second quarter, supporting employment gains and placing gradual downward pressure on the unemployment rate. We expect corporate profits to remain firm and business spending to grow.

On behalf of all of us here at JPMorgan Asset Management, thank you for the continued confidence and trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

JPMORGAN
  TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

AS OF APRIL 30, 2005                                                 (Unaudited)

                                FUND FACTS
                                Fund Inception                           4/30/01
                                Fiscal Year End                       OCTOBER 31
                                Net Assets as of 04/30/2005
                                (In Millions)                             $138.8
                                Primary Benchmark                      MSCI EAFE
                                                                       NET INDEX

Q: HOW DID THE FUND PERFORM?

A: The JPMorgan Tax Aware International Opportunities Fund, which seeks to provide high after-tax total return by investing in equity securities of foreign companies in developed and, to a lesser extent, emerging markets, rose by 7.49% (Institutional Shares) in the six months ended April 30, 2005. This compares to a gain of 8.72% in the MSCI EAFE Net Index, the Fund's benchmark.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Fund moved higher as international equity markets performed well during the period, although it trailed the MSCI EAFE Net Index benchmark. While economic recovery appeared increasingly established toward the end of 2004, global growth seemed to decelerate at the end of the six months, causing uncertainty and increased volatility in equity markets.

   From a stock perspective, the Fund owned a number of Asian names that made strong contributions to performance. Japan Tobacco, the country's leading cigarette manufacturer, performed well after buying back shares, and announcing results for the year ended March 2005 at the top end of expectations. The company also released higher-than-expected earnings guidance for the coming fiscal year. Also in Japan, UFJ Holdings performed well as it progressed toward its merger with Mitsubishi Tokyo Financial Group, and credit ratings upgraded Japanese banks as a whole. The deal, scheduled for October 2005, will create the world's largest financial group, and is expected to yield considerable cost savings. In South Korea, Kookmin Bank benefited from the country's economic recovery, reporting better-than-expected first-quarter profits on an improving credit card business and a drop in provisions for household loans.

   By contrast, the Fund held a number of stocks that detracted from performance relative to the benchmark. In Hong Kong, two leading local companies with extensive real estate holdings -- Hutchison Whampoa and Sun Hung Kai Properties -- suffered as rising U.S. rates were mirrored by domestic interest rates, leading to fears of a correction in property prices. At Hutchison Whampoa, there were additional concerns regarding losses at its European mobile telephone business. Another holding that detracted from performance was Royal Bank of Scotland. The bank's record of generating earnings growth has historically driven strong stock price performance, but investors were concerned that the bank may have difficulty integrating future acquisitions.

Q: HOW WAS THE FUND MANAGED?

A: The Fund was overweight in emerging markets, which provided leveraged exposure to global growth, and where a number of companies offered promising medium-term earnings growth. It was underweight in Continental Europe and Japan, where growth appeared less robust.

                                                SEMI-ANNUAL REPORT APRIL 30 2005

                                                                     (Unaudited)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

United Kingdom          28.4%
Japan                   18.9%
France                  11.5%
Switzerland              8.8%
The Netherlands          7.1%
Germany                  5.8%
India                    2.0%
Taiwan                   1.9%
Hong Kong                1.8%
Sweden                   1.6%
Brazil                   1.5%
Italy                    1.5%
Spain                    1.2%
Australia                1.1%
Ireland                  1.1%
Norway                   1.1%
Portugal                 1.0%
Singapore                0.9%
Finland                  0.8%
Greece                   0.7%
South Korea              0.6%
Thailand                 0.4%
Other                    0.3%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1.   Royal Bank of
     Scotland Group PLC
     (United Kingdom)                                4.2%

2.   Vodafone Group PLC
     (United Kingdom)                                3.7%

3.   Total SA (France)                               3.7%

4.   HSBC Holdings PLC
     (United Kingdom)                                2.9%

5.   Tesco PLC
     (United Kingdom)                                2.3%

6.   UFJ Holdings, Inc. (Japan)                      2.3%

7.   AstraZeneca
     (United Kingdom)                                2.2%

8.   E.ON AG (Germany)                               2.1%

9.   Reckitt Benckiser PLC
     (United Kingdom)                                2.1%

10.  Roches Holdings AG
     (Switzerland)                                   2.0%

Top 10 equity holdings comprised 27.5% of the Portfolio's market value of investments ($137,769 in thousands). As of April 30, 2005, the Fund held 89 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2005

                                                                 SINCE
                                                             INCEPTION
                                       1 YEAR    3 YEARS     (4/30/01)
                                     ---------------------------------
CLASS A SHARES

        Without Sales Charge            11.02%      7.36%         2.36%
           With Sales Charge*            5.21%      5.44%         0.99%
                                     ---------------------------------
INSTITUTIONAL SHARES                    11.66%      8.14%         3.12%

    * Sales Charge for Class A Shares is 5.25%.

[CHART]

LIFE OF FUND PERFORMANCE (04/30/01 TO 04/30/05)

                             JPMORGAN TAX AWARE INTERNATIONAL                                    LIPPER INTERNATIONAL
                             OPPORTUNITIES FUND (INSTITUTONAL SHARES)   MSCI EAFE NET INDEX      FUNDS INDEX
4/30/2001                                 $     3,000,000                  $   3,000,000               $     3,000,000
5/31/2001                                 $     2,937,900                  $   2,894,100               $     2,927,400
6/30/2001                                 $     2,851,820                  $   2,775,731               $     2,844,847
7/31/2001                                 $     2,719,780                  $   2,725,213               $     2,770,881
8/31/2001                                 $     2,699,654                  $   2,656,265               $     2,715,187
9/30/2001                                 $     2,401,612                  $   2,387,185               $     2,419,231
10/31/2001                                $     2,485,669                  $   2,448,297               $     2,484,792
11/30/2001                                $     2,603,738                  $   2,538,640               $     2,577,475
12/31/2001                                $     2,641,492                  $   2,553,618               $     2,623,354
1/31/2002                                 $     2,511,002                  $   2,418,020               $     2,517,371
2/28/2002                                 $     2,508,993                  $   2,434,947               $     2,552,614
3/31/2002                                 $     2,647,490                  $   2,566,677               $     2,687,647
4/30/2002                                 $     2,681,643                  $   2,583,617               $     2,706,461
5/31/2002                                 $     2,727,767                  $   2,616,429               $     2,745,163
6/30/2002                                 $     2,585,377                  $   2,512,295               $     2,636,729
7/31/2002                                 $     2,324,513                  $   2,264,332               $     2,373,584
8/31/2002                                 $     2,348,688                  $   2,259,124               $     2,375,482
9/30/2002                                 $     2,077,884                  $   2,016,494               $     2,119,643
10/31/2002                                $     2,210,245                  $   2,124,780               $     2,229,652
11/30/2002                                $     2,330,483                  $   2,221,245               $     2,335,115
12/31/2002                                $     2,215,823                  $   2,146,611               $     2,260,391
1/31/2003                                 $     2,102,373                  $   2,057,097               $     2,177,661
2/28/2003                                 $     2,047,711                  $   2,009,990               $     2,113,202
3/31/2003                                 $     1,980,751                  $   1,970,594               $     2,061,429
4/30/2003                                 $     2,179,420                  $   2,163,712               $     2,265,510
5/31/2003                                 $     2,317,377                  $   2,294,833               $     2,410,956
6/30/2003                                 $     2,369,982                  $   2,350,368               $     2,467,855
7/31/2003                                 $     2,434,919                  $   2,407,247               $     2,536,954
8/31/2003                                 $     2,509,915                  $   2,465,261               $     2,610,272
9/30/2003                                 $     2,578,938                  $   2,541,192               $     2,662,739
10/31/2003                                $     2,757,400                  $   2,699,508               $     2,821,438
11/30/2003                                $     2,810,066                  $   2,759,437               $     2,878,149
12/31/2003                                $     3,006,771                  $   2,974,949               $     3,074,151
1/31/2004                                 $     3,101,785                  $   3,016,896               $     3,140,245
2/29/2004                                 $     3,172,196                  $   3,086,586               $     3,212,157
3/31/2004                                 $     3,188,691                  $   3,103,871               $     3,227,896
4/30/2004                                 $     3,037,866                  $   3,033,723               $     3,131,705
5/31/2004                                 $     3,037,866                  $   3,044,038               $     3,129,826
6/30/2004                                 $     3,093,763                  $   3,110,702               $     3,192,736
7/31/2004                                 $     2,965,681                  $   3,009,605               $     3,088,333
8/31/2004                                 $     3,013,132                  $   3,022,847               $     3,104,701
9/30/2004                                 $     3,089,665                  $   3,101,743               $     3,187,286
10/31/2004                                $     3,155,784                  $   3,207,513               $     3,288,323
11/30/2004                                $     3,352,074                  $   3,426,586               $     3,499,105
12/31/2004                                $     3,493,196                  $   3,577,013               $     3,645,717
1/31/2005                                 $     3,396,435                  $   3,511,553               $     3,586,657
2/28/2005                                 $     3,545,878                  $   3,663,253               $     3,743,035
3/31/2005                                 $     3,453,330                  $   3,571,305               $     3,643,845
4/30/2005                                 $     3,391,868                  $   3,487,379               $     3,551,655

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

All Shares Classes were introduced on 4/30/01.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Tax Aware International Opportunities Fund, MSCI EAFE Net Index and the Lipper International Funds Index from April 30, 2001 to April 30, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI EAFE (Europe, Australasia, Far East) Index is a replica (or model) of the performance of the world's equity markets, excluding the U.S. and Canada.

Institutional Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Total return assumes reinvestment of dividends and capital gains distributions and reflects the deduction of any sales charges or redemption fees. Performance may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. If fees had not been waived, performance would have been less favorable.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified "regional" fund investing.

JPMORGAN
  TAX AWARE DISCIPLINED EQUITY FUND

AS OF APRIL 30, 2005                                                 (Unaudited)

                                FUND FACTS
                                Fund Inception                           1/30/97
                                Fiscal Year End                       OCTOBER 31
                                Net Assets as of 04/30/2005
                                (In Millions)                             $265.0
                                Primary Benchmark                  S&P 500 INDEX

Q: HOW DID THE FUND PERFORM?

A: The JPMorgan Tax Aware Disciplined Equity Fund, which seeks to provide high after-tax total returns from a portfolio of selected equity securities, rose 3.25% for the six months ended April 30, 2005 (Institutional Shares). This compares to a 3.28% return from the S&P 500 Index, the Fund's benchmark.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The market advanced slightly over the six-month period ended April 30, 2005, which began with an equity market rally in the fourth quarter of 2004. A decline in oil prices, a swift outcome to the presidential election, and an increase in merger activity were key factors in the market's advancement. The market pulled back in 2005 due to concerns over a slowing economy and higher interest rates.

   The Fund participated in the market's advance and performed in line with its benchmark for the six-month period ended April 30, 2005. Stock selection in consumer staples and information technology aided performance. The top contributor over the period was Altria. Shares of the tobacco company climbed due to a more favorable tobacco litigation environment and management's comments on the prospect of splitting the company into independent entities. Exxon Mobil was another contributor to performance. Shares of the company advanced with the rising price of oil.

   On a sector level, consumer discretionary and utilities were the main detractors to performance. American International Group was the largest detractor, as shares declined after the company received a subpoena from the SEC concerning reinsurance transactions. Online auctioneer eBay was another detractor in the period, as the company announced disappointing results.

Q: HOW WAS THE FUND MANAGED?

A: Keeping to our discipline, the Fund continued to focus on overweighting companies within each sector of the market that were deemed to be attractively priced relative to their future earnings prospects. Style characteristics and sector weightings were kept in line with the S&P 500 Index to minimize volatility relative to the index and ensure that stock selection was the main driver of returns.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services               21.7%
Finance & Insurance                     19.2%
Technology                              14.7%
Industrial Products & Services          14.6%
Pharmaceuticals                          8.5%
Energy                                   8.3%
Health Services & Systems                5.0%
Utilities                                3.5%
Telecommuncations                        3.2%
Short-Term Investments                   0.8%
REITs                                    0.5%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1.   General Electric Co.                         3.9%

2.   Citigroup, Inc.                              3.2%

3.   Exxon Mobil Corp.                            3.1%

4.   Microsoft, Inc.                              2.8%

5.   Johnson & Johnson                            2.4%

6.   Proctor & Gamble Co.                         2.2%

7.   Altria Group, Inc.                           1.7%

8.   The Coca-Cola Co.                            1.7%

9.   International Business
     Machines Corp.                               1.5%

10.  Bank of America Corp.                        1.5%

Top 10 equity holdings comprised 24.0% of the Portfolio's market value of investments ($264,906 in thousands). As of April 30, 2005 the Fund held 227 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2005

                                                               SINCE
                                                           INCEPTION
                            1 YEAR    3 YEARS    5 YEARS   (1/30/97)
                            ----------------------------------------
INSTITUTIONAL SHARES          6.70%      4.21%     (2.75%)      6.61%

[CHART]

LIFE OF FUND PERFORMANCE (01/30/97 TO 04/30/05)

                             JPMORGAN TAX AWARE DISCIPLINED
                             EQUITY FUND (INSTITUTIONAL SHARES)         S&P 500 INDEX          LIPPER LARGE-CAP CORE FUNDS INDEX
1/30/97                                   $       3,000,000             $     3,000,000                 $      3,000,000
1/31/97                                   $       3,009,000             $     3,000,000                 $      3,000,000
2/28/97                                   $       3,036,081             $     3,023,400                 $      2,996,400
3/31/97                                   $       2,900,975             $     2,899,138                 $      2,868,154
4/30/97                                   $       3,075,034             $     3,072,217                 $      3,027,050
5/31/97                                   $       3,302,894             $     3,259,315                 $      3,210,792
6/30/97                                   $       3,458,791             $     3,405,332                 $      3,350,140
7/31/97                                   $       3,758,668             $     3,676,397                 $      3,614,801
8/31/97                                   $       3,569,607             $     3,470,518                 $      3,430,808
9/30/97                                   $       3,752,728             $     3,660,703                 $      3,607,494
10/31/97                                  $       3,623,634             $     3,538,435                 $      3,496,384
11/30/97                                  $       3,779,450             $     3,702,265                 $      3,610,715
12/31/97                                  $       3,844,456             $     3,765,944                 $      3,676,430
1/31/98                                   $       3,895,972             $     3,807,746                 $      3,712,827
2/28/98                                   $       4,179,989             $     4,082,284                 $      3,976,066
3/31/98                                   $       4,394,422             $     4,291,297                 $      4,172,882
4/30/98                                   $       4,463,854             $     4,334,639                 $      4,215,028
5/31/98                                   $       4,421,447             $     4,260,084                 $      4,142,951
6/30/98                                   $       4,581,946             $     4,433,043                 $      4,339,741
7/31/98                                   $       4,539,334             $     4,386,053                 $      4,304,589
8/31/98                                   $       3,857,526             $     3,751,829                 $      3,660,192
9/30/98                                   $       4,120,995             $     3,992,322                 $      3,842,104
10/31/98                                  $       4,466,334             $     4,316,897                 $      4,130,261
11/30/98                                  $       4,794,163             $     4,578,501                 $      4,376,012
12/31/98                                  $       5,067,430             $     4,842,223                 $      4,666,579
1/31/99                                   $       5,235,162             $     5,044,628                 $      4,829,909
2/28/99                                   $       5,077,060             $     4,887,740                 $      4,680,665
3/31/99                                   $       5,281,158             $     5,083,250                 $      4,868,828
4/30/99                                   $       5,552,082             $     5,279,971                 $      4,999,313
5/31/99                                   $       5,445,482             $     5,155,364                 $      4,866,831
6/30/99                                   $       5,753,696             $     5,441,487                 $      5,138,400
7/31/99                                   $       5,561,522             $     5,271,712                 $      4,987,845
8/31/99                                   $       5,494,228             $     5,245,354                 $      4,936,969
9/30/99                                   $       5,307,974             $     5,101,631                 $      4,803,177
10/31/99                                  $       5,570,718             $     5,424,564                 $      5,097,612
11/30/99                                  $       5,677,676             $     5,534,683                 $      5,222,503
12/31/99                                  $       5,949,069             $     5,860,676                 $      5,569,800
1/31/2000                                 $       5,651,021             $     5,566,470                 $      5,344,780
2/29/2000                                 $       5,528,394             $     5,461,264                 $      5,343,176
3/31/2000                                 $       6,077,916             $     5,995,375                 $      5,807,498
4/30/2000                                 $       5,844,524             $     5,814,915                 $      5,617,593
5/31/2000                                 $       5,734,062             $     5,695,709                 $      5,474,345
6/30/2000                                 $       5,872,253             $     5,835,823                 $      5,674,706
7/31/2000                                 $       5,780,059             $     5,744,784                 $      5,586,180
8/31/2000                                 $       6,152,873             $     6,101,535                 $      5,971,627
9/30/2000                                 $       5,838,461             $     5,779,374                 $      5,653,936
10/31/2000                                $       5,823,281             $     5,755,101                 $      5,588,350
11/30/2000                                $       5,372,559             $     5,301,599                 $      5,096,576
12/31/2000                                $       5,409,630             $     5,327,577                 $      5,158,754
1/31/2001                                 $       5,647,653             $     5,516,706                 $      5,304,746
2/28/2001                                 $       5,124,681             $     5,013,582                 $      4,810,875
3/31/2001                                 $       4,799,776             $     4,695,721                 $      4,515,487
4/30/2001                                 $       5,205,357             $     5,060,579                 $      4,858,664
5/31/2001                                 $       5,261,054             $     5,094,485                 $      4,885,872
6/30/2001                                 $       5,140,050             $     4,970,689                 $      4,755,908
7/31/2001                                 $       5,103,042             $     4,921,976                 $      4,686,948
8/31/2001                                 $       4,792,777             $     4,613,860                 $      4,410,886
9/30/2001                                 $       4,368,137             $     4,241,522                 $      4,076,100
10/31/2001                                $       4,452,005             $     4,322,535                 $      4,172,296
11/30/2001                                $       4,805,494             $     4,654,073                 $      4,445,581
12/31/2001                                $       4,842,497             $     4,695,029                 $      4,495,816
1/31/2002                                 $       4,733,540             $     4,626,482                 $      4,424,783
2/28/2002                                 $       4,636,976             $     4,537,190                 $      4,350,446
3/31/2002                                 $       4,801,589             $     4,707,789                 $      4,498,361
4/30/2002                                 $       4,492,366             $     4,422,497                 $      4,263,097
5/31/2002                                 $       4,451,935             $     4,389,770                 $      4,231,976
6/30/2002                                 $       4,124,273             $     4,077,219                 $      3,939,547
7/31/2002                                 $       3,801,755             $     3,759,196                 $      3,646,839
8/31/2002                                 $       3,836,351             $     3,784,006                 $      3,676,743
9/30/2002                                 $       3,409,748             $     3,372,685                 $      3,319,731
10/31/2002                                $       3,689,348             $     3,669,481                 $      3,577,674
11/30/2002                                $       3,906,281             $     3,885,614                 $      3,737,596
12/31/2002                                $       3,671,514             $     3,657,528                 $      3,540,625
1/31/2003                                 $       3,573,852             $     3,561,701                 $      3,447,860
2/28/2003                                 $       3,520,244             $     3,508,275                 $      3,402,004
3/31/2003                                 $       3,557,558             $     3,542,306                 $      3,430,581
4/30/2003                                 $       3,851,769             $     3,834,192                 $      3,683,414
5/31/2003                                 $       4,060,534             $     4,036,253                 $      3,862,060
6/30/2003                                 $       4,104,794             $     4,087,917                 $      3,900,294
7/31/2003                                 $       4,155,694             $     4,159,865                 $      3,961,919
8/31/2003                                 $       4,231,743             $     4,240,982                 $      4,038,384
9/30/2003                                 $       4,199,582             $     4,196,028                 $      3,986,289
10/31/2003                                $       4,460,376             $     4,433,523                 $      4,181,219
11/30/2003                                $       4,514,346             $     4,472,538                 $      4,216,341
12/31/2003                                $       4,768,955             $     4,706,899                 $      4,419,147
1/31/2004                                 $       4,848,597             $     4,793,035                 $      4,481,457
2/29/2004                                 $       4,928,599             $     4,859,658                 $      4,534,338
3/31/2004                                 $       4,861,077             $     4,786,278                 $      4,463,149
4/30/2004                                 $       4,765,314             $     4,711,133                 $      4,393,970
5/31/2004                                 $       4,835,840             $     4,775,676                 $      4,438,789
6/30/2004                                 $       4,925,787             $     4,868,324                 $      4,518,243
7/31/2004                                 $       4,778,013             $     4,707,182                 $      4,358,297
8/31/2004                                 $       4,806,681             $     4,726,011                 $      4,360,912
9/30/2004                                 $       4,863,400             $     4,777,052                 $      4,411,062
10/31/2004                                $       4,924,679             $     4,850,141                 $      4,470,612
11/30/2004                                $       5,124,129             $     5,046,571                 $      4,640,495
12/31/2004                                $       5,307,572             $     5,218,155                 $      4,785,743
1/31/2005                                 $       5,187,621             $     5,090,832                 $      4,677,585
2/28/2005                                 $       5,288,261             $     5,197,739                 $      4,765,056
3/31/2005                                 $       5,181,967             $     5,105,739                 $      4,677,855
4/30/2005                                 $       5,085,367             $     5,008,730                 $      4,573,539

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 1/30/97.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Tax Aware Disciplined Equity Fund, S&P 500 Index, and the Lipper Large-Cap Core Funds Index from January 30, 1997 to April 30, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Total return assumes reinvestment of dividends and capital gains distributions and reflects the deduction of any sales charges or redemption fees. Performance may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. If fees had not been waived, performance would have been less favorable.

JPMORGAN
  TAX AWARE ENHANCED INCOME FUND

AS OF APRIL 30, 2005                                                 (Unaudited)

                              FUND FACTS
                              Fund Inception                             4/16/99
                              Fiscal Year End                         OCTOBER 31
                              Net Assets as of 04/30/2005
                              (In Millions)                               $305.2
                              Primary Benchmark                    MERRILL LYNCH
                                                                    3-MONTH U.S.
                                                             TREASURY BILL INDEX

Q: HOW DID THE FUND PERFORM?

A: The JPMorgan Tax Aware Enhanced Income Fund, which seeks to provide high after-tax current income consistent with principal preservation, returned 0.77% (Institutional Shares) for the six-month period ended April 30, 2005. (The tax-equivalent return for investors in the 35.0% tax bracket is 1.14%.) This compares to the 1.15% return from the Fund's benchmark, the Merrill Lynch 3-Month U.S. Treasury Bill Index.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Fund was hurt by the general upward trend in interest rates. Two-year
   AAA-rated municipals rose 0.75%. Mitigating some of the impact were our tactical adjustments to the interest-rate exposure of the Fund. The Fund also benefited from its defensive posture despite three short-term interest rate hikes by the Federal Reserve Board during the period. As part of our defensive strategy, we kept a large percentage of the Fund in municipal securities and maintained a significant concentration in floating-rate instruments because their rates reset higher as short-term interest rates rise.

Q: HOW WAS THE FUND MANAGED?

A: Typically an economic recovery is felt at the state and local level after a lag of 12-18 months. With this in mind, we increased our allocation to lower-rated credits in the fourth quarter. This allocation was a boost to performance in additional yield and capital appreciation as credit spreads tightened for most of the period. An example of this was a new issue purchase of an Alabama sales tax revenue bond that was issued at an attractive spread and tightened in the secondary market.

   We made tactical adjustments to the interest-rate exposure of the Fund, increasing it in December and January when interest rates declined slightly, and lowering it as rates rose throughout the rest of the period. Toward the end of 2004 and during April, we took advantage of seasonally higher yields to add to our allocation of floating-rate securities. Traditionally, weekly floating-rate paper becomes very attractive toward the end of December and during April when money funds experience outflows as corporations and individuals pay their taxes. Also, auction-rate securities widened relative to other floating-rate instruments in response to an adverse ruling by one of the major accounting firms, giving us the opportunity to increase our holdings.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

State and Municipal Obligations                 52.5%
Short-Term Investments                          26.8%
Corporate Bonds & Notes                         12.9%
Residential Mortgage Backed Securities           4.0%
Asset Backed Securities                          2.2%
Preferred Stocks                                 1.6%

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2005

                                                                           SINCE
                                                                       INCEPTION
                                       1 YEAR    3 YEARS    5 YEARS    (4/16/99)
                                      ------------------------------------------
CLASS A SHARES

          Without Sales Charge           0.80%      0.80%      2.36%        2.44%
            With Sales Charge*          (2.23%)    (0.20%)     1.75%        1.94%
                                      ------------------------------------------
INSTITUTIONAL SHARES                     1.31%      1.32%      2.77%        2.83%
                                      ------------------------------------------
SELECT SHARES                            1.05%      1.06%      2.53%        2.59%
                                      ------------------------------------------

     * Sales Charge for Class A Shares is 3.00%.

[CHART]

LIFE OF FUND PERFORMANCE (04/16/99 TO 04/30/05)

                             JPMORGAN TAX AWARE ENHANCED                MERRIL LYNCH 3-MONTH   LIPPER SHORT-INTERMEDIATE
                             INCOME FUND (INSTITUTIONAL SHARES)         US TREASURY INDEX      INVESTMENT GRADE FUNDS INDEX
4/16/99                                   $     3,000,000               $    3,000,000                  $    3,000,000
4/30/99                                   $     3,003,000               $    3,000,000                  $    3,000,000
5/31/99                                   $     3,011,408               $    3,011,700                  $    2,982,300
6/30/99                                   $     3,005,386               $    3,024,349                  $    2,983,493
7/31/99                                   $     3,015,604               $    3,036,749                  $    2,980,211
8/31/99                                   $     3,025,857               $    3,048,896                  $    2,983,787
9/30/99                                   $     3,036,145               $    3,062,616                  $    3,010,641
10/31/99                                  $     3,046,771               $    3,074,560                  $    3,016,964
11/30/99                                  $     3,056,826               $    3,086,858                  $    3,023,299
12/31/99                                  $     3,068,136               $    3,100,749                  $    3,018,764
1/31/2000                                 $     3,063,841               $    3,114,083                  $    3,010,614
2/29/2000                                 $     3,074,564               $    3,127,784                  $    3,032,290
3/31/2000                                 $     3,101,928               $    3,144,049                  $    3,058,065
4/30/2000                                 $     3,096,344               $    3,158,826                  $    3,054,395
5/31/2000                                 $     3,107,801               $    3,178,095                  $    3,060,504
6/30/2000                                 $     3,134,528               $    3,191,761                  $    3,107,329
7/31/2000                                 $     3,146,752               $    3,206,124                  $    3,127,838
8/31/2000                                 $     3,159,339               $    3,222,795                  $    3,160,680
9/30/2000                                 $     3,171,977               $    3,239,876                  $    3,189,442
10/31/2000                                $     3,185,299               $    3,256,724                  $    3,197,735
11/30/2000                                $     3,197,722               $    3,274,636                  $    3,234,829
12/31/2000                                $     3,226,821               $    3,292,646                  $    3,283,675
1/31/2001                                 $     3,239,406               $    3,314,378                  $    3,331,616
2/28/2001                                 $     3,250,420               $    3,326,972                  $    3,361,268
3/31/2001                                 $     3,278,373               $    3,342,276                  $    3,384,460
4/30/2001                                 $     3,273,128               $    3,356,982                  $    3,380,399
5/31/2001                                 $     3,300,622               $    3,370,074                  $    3,398,653
6/30/2001                                 $     3,311,184               $    3,379,848                  $    3,411,228
7/31/2001                                 $     3,321,449               $    3,391,001                  $    3,473,312
8/31/2001                                 $     3,341,045               $    3,401,852                  $    3,501,794
9/30/2001                                 $     3,353,073               $    3,416,140                  $    3,544,165
10/31/2001                                $     3,364,809               $    3,425,022                  $    3,589,885
11/30/2001                                $     3,365,145               $    3,432,557                  $    3,555,422
12/31/2001                                $     3,370,866               $    3,438,049                  $    3,540,489
1/31/2002                                 $     3,387,720               $    3,443,206                  $    3,557,130
2/28/2002                                 $     3,396,867               $    3,447,683                  $    3,583,097
3/31/2002                                 $     3,396,528               $    3,452,854                  $    3,538,666
4/30/2002                                 $     3,412,831               $    3,458,379                  $    3,582,546
5/31/2002                                 $     3,418,974               $    3,463,912                  $    3,610,848
6/30/2002                                 $     3,421,367               $    3,468,761                  $    3,622,042
7/31/2002                                 $     3,424,446               $    3,473,965                  $    3,646,309
8/31/2002                                 $     3,426,844               $    3,478,828                  $    3,688,242
9/30/2002                                 $     3,432,327               $    3,484,394                  $    3,737,664
10/31/2002                                $     3,431,640               $    3,489,621                  $    3,728,320
11/30/2002                                $     3,441,249               $    3,495,204                  $    3,728,320
12/31/2002                                $     3,447,099               $    3,499,399                  $    3,793,193
1/31/2003                                 $     3,459,853               $    3,502,898                  $    3,795,469
2/28/2003                                 $     3,465,043               $    3,506,051                  $    3,840,255
3/31/2003                                 $     3,471,280               $    3,510,258                  $    3,844,864
4/30/2003                                 $     3,477,528               $    3,513,417                  $    3,869,855
5/31/2003                                 $     3,483,788               $    3,516,930                  $    3,933,321
6/30/2003                                 $     3,486,226               $    3,521,854                  $    3,931,748
7/31/2003                                 $     3,474,025               $    3,524,319                  $    3,843,283
8/31/2003                                 $     3,478,888               $    3,527,139                  $    3,852,123
9/30/2003                                 $     3,493,847               $    3,530,666                  $    3,933,403
10/31/2003                                $     3,491,052               $    3,533,491                  $    3,903,902
11/30/2003                                $     3,491,751               $    3,536,317                  $    3,907,806
12/31/2003                                $     3,496,290               $    3,539,854                  $    3,938,678
1/31/2004                                 $     3,500,835               $    3,542,686                  $    3,959,946
2/29/2004                                 $     3,508,537               $    3,545,165                  $    3,991,230
3/31/2004                                 $     3,506,081               $    3,548,002                  $    4,018,370
4/30/2004                                 $     3,503,627               $    3,550,840                  $    3,945,638
5/31/2004                                 $     3,497,670               $    3,554,036                  $    3,930,644
6/30/2004                                 $     3,502,217               $    3,556,524                  $    3,940,471
7/31/2004                                 $     3,507,121               $    3,560,791                  $    3,966,872
8/31/2004                                 $     3,512,031               $    3,565,064                  $    4,017,251
9/30/2004                                 $     3,516,947               $    3,569,699                  $    4,022,072
10/31/2004                                $     3,522,223               $    3,574,340                  $    4,043,791
11/30/2004                                $     3,523,632               $    3,579,344                  $    4,020,337
12/31/2004                                $     3,528,917               $    3,586,860                  $    4,042,047
1/31/2005                                 $     3,534,563               $    3,592,958                  $    4,046,898
2/28/2005                                 $     3,535,977               $    3,598,707                  $    4,031,115
3/31/2005                                 $     3,542,342               $    3,607,344                  $    4,012,169
4/30/2005                                 $     3,550,016               $    3,615,280                  $    4,051,488

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 4/16/99.

Returns for the Select Shares prior to 5/6/99 (offering date of the Select Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Select Shares.

Returns for the Class A Shares prior to 11/30/01 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Tax Aware Enhanced Income Fund, Merrill Lynch 3-Month U.S. Treasury Bill Index, and Lipper Short-Intermediate Investment Grade Funds Index from April 16, 1999 to April 30 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of the 3-Month U.S. Treasury Market. The Lipper Short-Intermediate Investment Grade Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial investment and carry no sales charge.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified "regional" fund investing.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Total return assumes reinvestment of dividends and capital gains distributions and reflects the deduction of any sales charges or redemption fees. Performance may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. If fees had not been waived, performance would have been less favorable.

JPMORGAN
  TAX AWARE LARGE CAP GROWTH FUND

AS OF APRIL 30, 2005                                                 (Unaudited)

                                FUND FACTS
                                Fund Inception                            1/1/97
                                Fiscal Year End                       OCTOBER 31
                                Net Assets as of 04/30/2005
                                (In Millions)                             $156.4
                                Primary Benchmark                RUSSELL 1000(R)
                                                                    GROWTH INDEX

Q: HOW DID THE FUND PERFORM?

A: The JPMorgan Tax Aware Large Cap Growth Fund, which seeks long-term capital growth while minimizing taxable capital gain distributions from a portfolio of large-cap equity securities, declined 1.02% for the six months ended April 30, 2005, while its benchmark, the Russell 1000 Growth Index, returned 1.14%.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: Offsetting solid stock picking within the capital markets, media and basic materials sectors were difficulties within the pharmaceutical/medical-technology, retail and industrial cyclical sectors.

   In pharmaceuticals, the stock of OSI Pharmaceuticals plunged on concerns about the effectiveness of Tarceva, its lung cancer treatment. However, we remain encouraged about OSI's longer-term prospects and continue to hold its shares. Biotech companies with significant exposure to a single drug have been under considerable pressure in the aftermath of Biogen Idec's withdrawal of Tysabri, a multiple sclerosis drug, following reports of fatalities among some users. Biogen shares declined by more than 45%, and we sold our position in the company, as we believe that its growth catalyst has been removed. While the Fund held relatively small positions in these stocks, the precipitous drop in their respective share prices caused the pharmaceutical sector to account for a substantial part of the Fund's underperformance.

   In the retail sector, our combined decision to own eBay and PETsMART, but not Walgreens, also led to the Fund's underperformance. eBay has been underperforming traditional retail stocks due to general concerns about the growth prospects for internet retailers. In addition, eBay's successful CEO, Meg Whitman, was rumored to have been a priority candidate for the CEO position at Disney, leading investors to question whether the company's slowing growth could be part of a longer-term trend. We continue to own the stock and believe in eBay's business model, leadership and continuing growth and profitability.

   PETsMART is a leading retail store chain devoted to pet care and related products. The stock reacted to uncertainty about its lease-related accounting restatement, as well as the company's announcement that it will expense stock options. We purchased the stock on weakness, as we believe that the company's retail footprint and business model are solid, with future annual growth expected to be around 20%. Walgreens, which performed very well, hurt returns on a relative basis. We chose not to own this stock, as it was selling at 26 times forward earnings, which we felt was expensive for a drugstore company. We did own CVS, which performed just as well, but was selling at 19 times on a price/earnings basis.

   An overweight position in Sepracor spurred results after the company received an approval letter from the Federal Drug Administration for its new insomnia drug, Estorra. A position in Google also added value, as the stock was purchased on the IPO and has continued to garner investor support. Elsewhere, our overweight position in Apollo Group, which offers higher education to working adults through numerous campuses and learning facilities, contributed nicely to performance for the period and remains one of the Fund's overweight positions. Apollo continues to profit from strong enrollment growth and improving margins.

Q: HOW WAS THE FUND MANAGED?

A: We managed the Fund with a focus on companies with strong business models, high returns on capital and free cash flow, along with leadership positions in their industries. Additionally, we focus on quality earnings and/or cash flow growth above 12%.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                              32.9%
Consumer Goods & Services               24.1%
Pharmaceuticals                         16.2%
Industrial Products & Services           7.6%
Finance & Insurance                      6.4%
Health Services & Systems                6.0%
Energy                                   3.1%
Telecommunications                       3.0%
Short-Term Investments                   0.7%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1.   Johnson & Johnson                         4.9%

2.   Microsoft Corp.                           4.0%

3.   Proctor & Gamble Co.                      3.2%

4.   Cisco Systems, Inc.                       2.9%

5.   Pfizer, Inc.                              2.7%

6.   Home Depot, Inc.                          2.2%

7.   Dell, Inc.                                2.1%

8.   Intel Corp.                               2.1%

9.   General Electric Co.                      2.1%

10.  The Coca-Cola Co.                         2.1%

Top 10 equity holdings comprised 28.3% of the Portfolio's market value of investments ($156,999 in thousands). As of April 30, 2005 the Fund held 95 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2005

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                -------------------------------------------
SELECT SHARES                    (2.67%)     (1.74%)    (12.23%)       6.31%

[CHART]

TEN-YEAR FUND PERFORMANCE (04/30/95 TO 04/30/05)

                                                                        RUSSELL 1000 GROWTH    LIPPER LARGE CAP GROWTH FUNDS
                             JPMORGAN TAX AWARE LARGE CAP GROWTH FUND   INDEX                  INDEX
4/30/95                                  $       1,182,690                $    1,196,154               $     1,120,957
5/31/95                                  $       1,214,386                $    1,237,900               $     1,158,061
6/30/95                                  $       1,252,396                $    1,285,683               $     1,217,238
7/31/95                                  $       1,287,964                $    1,339,167               $     1,283,456
8/31/95                                  $       1,303,935                $    1,340,640               $     1,290,643
9/30/95                                  $       1,349,182                $    1,402,444               $     1,338,526
10/31/95                                 $       1,336,634                $    1,403,426               $     1,330,896
11/30/95                                 $       1,410,550                $    1,458,019               $     1,372,820
12/31/95                                 $       1,413,936                $    1,466,330               $     1,373,369
1/31/96                                  $       1,438,679                $    1,515,452               $     1,413,746
2/29/96                                  $       1,460,116                $    1,543,184               $     1,445,555
3/31/96                                  $       1,468,876                $    1,545,191               $     1,446,278
4/30/96                                  $       1,484,740                $    1,585,829               $     1,480,699
5/31/96                                  $       1,502,557                $    1,641,175               $     1,524,380
6/30/96                                  $       1,506,915                $    1,643,472               $     1,510,661
7/31/96                                  $       1,411,828                $    1,547,165               $     1,429,840
8/31/96                                  $       1,444,159                $    1,587,082               $     1,472,735
9/30/96                                  $       1,524,743                $    1,702,621               $     1,575,238
10/31/96                                 $       1,538,466                $    1,712,837               $     1,594,928
11/30/96                                 $       1,664,928                $    1,841,471               $     1,698,120
12/31/96                                 $       1,618,310                $    1,805,378               $     1,656,007
1/31/97                                  $       1,657,311                $    1,931,935               $     1,760,998
2/28/97                                  $       1,639,081                $    1,918,798               $     1,735,639
3/31/97                                  $       1,580,402                $    1,814,991               $     1,646,774
4/30/97                                  $       1,688,501                $    1,935,506               $     1,737,182
5/31/97                                  $       1,815,983                $    2,075,250               $     1,855,137
6/30/97                                  $       1,905,148                $    2,158,260               $     1,932,867
7/31/97                                  $       2,095,091                $    2,349,050               $     2,117,649
8/31/97                                  $       1,984,261                $    2,211,631               $     2,002,238
9/30/97                                  $       2,082,283                $    2,320,443               $     2,112,761
10/31/97                                 $       2,027,935                $    2,234,586               $     2,039,448
11/30/97                                 $       2,101,752                $    2,329,556               $     2,084,724
12/31/97                                 $       2,150,093                $    2,355,647               $     2,113,076
1/31/98                                  $       2,181,269                $    2,426,081               $     2,150,478
2/28/98                                  $       2,365,368                $    2,608,523               $     2,314,774
3/31/98                                  $       2,466,133                $    2,712,603               $     2,422,411
4/30/98                                  $       2,540,610                $    2,750,037               $     2,463,108
5/31/98                                  $       2,467,948                $    2,671,935               $     2,407,934
6/30/98                                  $       2,616,766                $    2,835,725               $     2,545,668
7/31/98                                  $       2,589,028                $    2,817,009               $     2,544,395
8/31/98                                  $       2,221,645                $    2,394,176               $     2,128,895
9/30/98                                  $       2,404,264                $    2,578,049               $     2,283,666
10/31/98                                 $       2,618,484                $    2,785,324               $     2,430,963
11/30/98                                 $       2,778,735                $    2,997,287               $     2,597,970
12/31/98                                 $       3,028,544                $    3,267,643               $     2,883,746
1/31/99                                  $       3,245,085                $    3,459,453               $     3,070,901
2/28/99                                  $       3,133,129                $    3,301,356               $     2,944,687
3/31/99                                  $       3,332,709                $    3,475,338               $     3,111,946
4/30/99                                  $       3,381,034                $    3,479,856               $     3,122,526
5/31/99                                  $       3,274,193                $    3,373,024               $     3,019,171
6/30/99                                  $       3,518,448                $    3,609,136               $     3,229,003
7/31/99                                  $       3,451,949                $    3,494,365               $     3,127,612
8/31/99                                  $       3,505,109                $    3,551,323               $     3,128,238
9/30/99                                  $       3,480,573                $    3,476,746               $     3,096,643
10/31/99                                 $       3,660,519                $    3,739,240               $     3,334,155
11/30/99                                 $       3,804,011                $    3,940,785               $     3,498,862
12/31/99                                 $       4,159,306                $    4,350,627               $     3,887,586
1/31/2000                                $       3,949,677                $    4,146,582               $     3,731,694
2/29/2000                                $       4,180,338                $    4,349,350               $     3,927,981
3/31/2000                                $       4,415,273                $    4,660,763               $     4,203,725
4/30/2000                                $       4,187,887                $    4,438,911               $     3,878,357
5/31/2000                                $       3,834,848                $    4,215,190               $     3,654,963
6/30/2000                                $       4,190,722                $    4,534,701               $     3,896,557
7/31/2000                                $       4,067,514                $    4,345,604               $     3,817,456
8/31/2000                                $       4,363,223                $    4,738,882               $     4,147,666
9/30/2000                                $       3,818,256                $    4,290,583               $     3,831,199
10/31/2000                               $       3,627,343                $    4,087,639               $     3,628,529
11/30/2000                               $       3,198,229                $    3,485,121               $     3,141,580
12/31/2000                               $       3,131,386                $    3,374,991               $     3,122,103
1/31/2001                                $       3,288,268                $    3,608,203               $     3,212,956
2/28/2001                                $       2,838,104                $    2,995,530               $     2,715,590
3/31/2001                                $       2,572,458                $    2,669,616               $     2,433,440
4/30/2001                                $       2,877,551                $    3,007,323               $     2,694,792
5/31/2001                                $       2,840,143                $    2,963,115               $     2,674,312
6/30/2001                                $       2,800,097                $    2,894,371               $     2,597,291
7/31/2001                                $       2,755,575                $    2,822,012               $     2,504,308
8/31/2001                                $       2,553,867                $    2,591,171               $     2,313,981
9/30/2001                                $       2,294,905                $    2,332,572               $     2,081,194
10/31/2001                               $       2,419,519                $    2,455,032               $     2,167,564
11/30/2001                               $       2,575,819                $    2,690,961               $     2,366,113
12/31/2001                               $       2,581,744                $    2,685,848               $     2,376,997
1/31/2002                                $       2,558,250                $    2,638,309               $     2,323,277
2/28/2002                                $       2,485,084                $    2,528,819               $     2,227,093
3/31/2002                                $       2,530,313                $    2,616,316               $     2,316,622
4/30/2002                                $       2,300,054                $    2,402,824               $     2,162,335
5/31/2002                                $       2,262,103                $    2,344,676               $     2,122,981
6/30/2002                                $       2,051,728                $    2,127,794               $     1,950,170
7/31/2002                                $       1,955,912                $    2,010,765               $     1,803,322
8/31/2002                                $       1,974,493                $    2,016,797               $     1,813,241
9/30/2002                                $       1,758,089                $    1,807,655               $     1,637,538
10/31/2002                               $       1,940,402                $    1,973,417               $     1,763,628
11/30/2002                               $       2,040,139                $    2,080,574               $     1,836,642
12/31/2002                               $       1,883,864                $    1,936,806               $     1,708,628
1/31/2003                                $       1,833,188                $    1,889,742               $     1,669,159
2/28/2003                                $       1,828,789                $    1,881,049               $     1,651,299
3/31/2003                                $       1,875,606                $    1,916,037               $     1,682,343
4/30/2003                                $       2,011,400                $    2,057,632               $     1,805,491
5/31/2003                                $       2,083,006                $    2,160,307               $     1,893,960
6/30/2003                                $       2,093,421                $    2,190,120               $     1,909,680
7/31/2003                                $       2,132,149                $    2,244,654               $     1,965,060
8/31/2003                                $       2,150,059                $    2,300,546               $     2,013,401
9/30/2003                                $       2,122,323                $    2,275,930               $     1,970,516
10/31/2003                               $       2,208,914                $    2,403,837               $     2,090,126
11/30/2003                               $       2,213,332                $    2,429,077               $     2,109,982
12/31/2003                               $       2,284,158                $    2,513,123               $     2,169,484
1/31/2004                                $       2,296,036                $    2,564,391               $     2,211,138
2/29/2004                                $       2,309,583                $    2,580,803               $     2,220,645
3/31/2004                                $       2,286,487                $    2,533,058               $     2,195,774
4/30/2004                                $       2,241,672                $    2,503,675               $     2,146,589
5/31/2004                                $       2,295,472                $    2,550,243               $     2,185,442
6/30/2004                                $       2,325,313                $    2,582,121               $     2,216,694
7/31/2004                                $       2,160,913                $    2,436,231               $     2,085,687
8/31/2004                                $       2,147,516                $    2,424,294               $     2,070,879
9/30/2004                                $       2,169,850                $    2,447,325               $     2,119,338
10/31/2004                               $       2,204,350                $    2,485,503               $     2,144,982
11/30/2004                               $       2,288,116                $    2,571,004               $     2,240,648
12/31/2004                               $       2,375,751                $    2,671,788               $     2,331,170
1/31/2005                                $       2,284,047                $    2,582,817               $     2,250,978
2/28/2005                                $       2,268,972                $    2,610,195               $     2,265,609
3/31/2005                                $       2,225,408                $    2,562,689               $     2,224,375
4/30/2005                                $       2,181,196                $    2,513,998               $     2,176,106


SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 1/1/97.

Returns for the Fund prior to 1/1/97 (offering date of the Shares) are calculated using the historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Tax Aware Large Cap Growth Fund, Russell 1000(R) Growth Index, and Lipper Large Cap Growth Funds Index from April 30, 1995 to April 30, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Total return assumes reinvestment of dividends and capital gains distributions and reflects the deduction of any sales charges or redemption fees. Performance may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. If fees had not been waived, performance would have been less favorable.

JPMORGAN
  TAX AWARE LARGE CAP VALUE FUND

AS OF APRIL 30, 2005                                                 (Unaudited)

                              FUND FACTS
                              Fund Inception                              1/1/97
                              Fiscal Year End                         OCTOBER 31
                              Net Assets as of 04/30/2005
                              (In Millions)                               $633.0
                              Primary Benchmark                  RUSSELL 1000(R)
                                                                     VALUE INDEX

Q: HOW DID THE FUND PERFORM?

A: The JPMorgan Tax Aware Large Cap Value Fund, which seeks to provide income and capital appreciation while minimizing taxable capital gain distributions from a portfolio of large-cap equity securities, rose 3.56% for the six months ended April 30, 2005. This compares to an increase of 6.72% for the Russell 1000 Value Index, the Fund's benchmark.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The market advanced slightly over the six-month period ended April 30, 2005, which began with an equity market rally in the fourth quarter of 2004. A decline in oil prices, a swift outcome to the presidential election, and an increase in merger activity were key factors in the market's advancement. The market pulled back in 2005 due to concerns about a slowing economy and higher interest rates.

   The Fund participated in the market's advancement but underperformed its benchmark for the period. Our exposure to the insurance industry hindered performance over the period. Ambac Financial Group, Inc. was the largest detractor as the company reported a disappointing first quarter, missing consensus estimates due to slower growth in earned premiums. Investors were also disappointed by management's lack of commitment to share repurchases. Ambac's business franchise remains strong with its triple-A rating, well-established market position, and a large book of seasoned business, which cannot be easily duplicated. Boston Scientific was another name that had a negative impact on performance in the period. This was driven by investor concerns about its drug-eluting stent market share loss to Johnson & Johnson, as well as Boston Scientific's long-term pipeline.

   Stock selection in industrials aided performance. The top contributor in the period was American Standard Companies Inc. The manufacturing company's share price surged due to its solid earnings results, the initiation of a quarterly dividend and a share repurchase plan. ConocoPhillips also contributed to performance. The integrated energy company benefited from strong oil prices and refining margins.

Q: HOW WAS THE FUND MANAGED?

A: We pursue capital appreciation by buying stocks when they are out of favor and undervalued, and then selling them when they have returned to favor and achieved their full value. The Fund takes a traditional, disciplined approach to value investing -- uncovering financially strong stocks that are attractively priced and have a short- to intermediate-term catalyst for future appreciation. A strong "catalyst" for appreciation can include a corporate restructuring, an enhanced product line or a cyclical trend not properly discounted by the market.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Finance & Insurance                     28.9%
Industrial Products & Services          20.4%
Consumer Goods & Services               18.9%
Energy                                  11.1%
Utilities                                5.7%
Pharmaceuticals                          5.0%
Technology                               4.6%
Telecommunications                       3.9%
Health Services & Systems                0.9%
Short-Term Investments                   0.6%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1.   General Electric Co.                       4.9%

2.   Exxon Mobil Corp.                          4.8%

3.   Citigroup, Inc.                            4.7%

4.   Bank of America Corp.                      3.6%

5.   American Standard
     Companies, Inc.                            2.8%

6.   ConocoPhillips                             2.6%

7.   Tyco International LTD
     (Bermuda)                                  2.4%

8.   Verizon
     Communications, Inc.                       2.2%

9.   Altria Group, Inc.                         2.2%

10.  Praxair, Inc.                              2.1%

Top 10 equity holdings comprised 32.3% of the Portfolio's market value of investments ($632,610 in thousands). As of April 30, 2005 the Fund held 64 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2005

                                1 YEAR      3 YEARS      5 YEARS     10 YEARS
                                ---------------------------------------------
SELECT SHARES                    10.37%        5.93%       (0.64%)       8.09%

[CHART]

TEN-YEAR FUND PERFORMANCE (04/30/95 TO 04/30/05)

              JPMORGAN TAX AWARE LARGE CAP
               VALUE FUND (SELECT SHARES)     RUSSELL 1000 VALUE INDEX   LIPPER LARGE CAP VALUE INDEX
4/30/95               $  1,109,964                 $  1,125,413                $  1,115,640
5/31/95               $  1,153,475                 $  1,172,792                $  1,149,890
6/30/95               $  1,188,310                 $  1,188,625                $  1,165,183
7/31/95               $  1,242,972                 $  1,229,989                $  1,197,109
8/31/95               $  1,252,046                 $  1,247,332                $  1,211,834
9/30/95               $  1,271,953                 $  1,292,486                $  1,249,522
10/31/95              $  1,248,041                 $  1,279,690                $  1,231,779
11/30/95              $  1,303,828                 $  1,344,570                $  1,283,636
12/31/95              $  1,320,126                 $  1,378,319                $  1,315,342
1/31/96               $  1,365,142                 $  1,421,322                $  1,345,464
2/28/96               $  1,384,254                 $  1,432,125                $  1,355,286
3/31/96               $  1,410,970                 $  1,456,471                $  1,372,362
4/30/96               $  1,416,473                 $  1,462,005                $  1,384,988
5/31/96               $  1,434,887                 $  1,480,280                $  1,405,486
6/30/96               $  1,442,779                 $  1,481,465                $  1,407,594
7/31/96               $  1,397,187                 $  1,425,465                $  1,361,566
8/31/96               $  1,432,536                 $  1,466,233                $  1,392,337
9/30/96               $  1,488,262                 $  1,524,590                $  1,443,575
10/31/96              $  1,530,975                 $  1,583,591                $  1,477,643
11/30/96              $  1,626,967                 $  1,698,402                $  1,562,017
12/31/96              $  1,617,043                 $  1,676,662                $  1,552,020
1/31/97               $  1,704,525                 $  1,757,980                $  1,608,824
2/28/97               $  1,724,638                 $  1,783,822                $  1,631,026
3/31/97               $  1,667,208                 $  1,719,605                $  1,578,180
4/30/97               $  1,722,392                 $  1,791,828                $  1,625,210
5/31/97               $  1,816,435                 $  1,891,991                $  1,718,822
6/30/97               $  1,896,539                 $  1,973,158                $  1,783,794
7/31/97               $  1,996,866                 $  2,121,539                $  1,891,178
8/31/97               $  1,927,775                 $  2,046,013                $  1,830,660
9/30/97               $  2,044,984                 $  2,169,592                $  1,923,475
10/31/97              $  2,001,425                 $  2,109,060                $  1,867,117
11/30/97              $  2,068,673                 $  2,202,281                $  1,929,105
12/31/97              $  2,122,666                 $  2,266,587                $  1,973,668
1/31/98               $  2,114,812                 $  2,234,402                $  1,972,878
2/28/98               $  2,184,178                 $  2,384,777                $  2,079,414
3/31/98               $  2,299,284                 $  2,530,725                $  2,173,611
4/30/98               $  2,275,371                 $  2,547,681                $  2,172,524
5/31/98               $  2,253,528                 $  2,509,975                $  2,145,802
6/30/98               $  2,260,964                 $  2,542,103                $  2,163,183
7/31/98               $  2,188,613                 $  2,497,362                $  2,107,373
8/31/98               $  1,900,154                 $  2,125,755                $  1,853,224
9/30/98               $  2,032,215                 $  2,247,773                $  1,948,480
10/31/98              $  2,153,741                 $  2,421,975                $  2,063,635
11/30/98              $  2,234,507                 $  2,534,839                $  2,150,926
12/31/98              $  2,374,610                 $  2,621,024                $  2,205,990
1/31/99               $  2,392,182                 $  2,641,992                $  2,203,122
2/28/99               $  2,322,091                 $  2,604,740                $  2,162,365
3/31/99               $  2,341,365                 $  2,658,658                $  2,207,991
4/30/99               $  2,480,910                 $  2,906,977                $  2,364,758
5/31/99               $  2,430,300                 $  2,875,000                $  2,331,651
6/30/99               $  2,510,013                 $  2,958,375                $  2,405,098
7/31/99               $  2,435,466                 $  2,871,695                $  2,344,249
8/31/99               $  2,349,250                 $  2,765,155                $  2,289,628
9/30/99               $  2,290,989                 $  2,668,374                $  2,208,575
10/31/99              $  2,329,707                 $  2,822,073                $  2,283,004
11/30/99              $  2,357,663                 $  2,800,060                $  2,270,220
12/31/99              $  2,435,230                 $  2,813,501                $  2,298,370
1/31/2000             $  2,372,645                 $  2,721,781                $  2,211,262
2/28/2000             $  2,311,668                 $  2,519,552                $  2,086,768
3/31/2000             $  2,525,266                 $  2,826,938                $  2,279,794
4/30/2000             $  2,494,458                 $  2,794,145                $  2,262,468
5/31/2000             $  2,451,054                 $  2,823,484                $  2,296,631
6/30/2000             $  2,499,340                 $  2,694,451                $  2,247,253
7/31/2000             $  2,461,100                 $  2,728,131                $  2,260,287
8/31/2000             $  2,594,246                 $  2,879,815                $  2,392,740
9/30/2000             $  2,468,425                 $  2,906,310                $  2,387,476
10/31/2000            $  2,477,311                 $  2,977,805                $  2,437,613
11/30/2000            $  2,347,005                 $  2,867,328                $  2,351,809
12/31/2000            $  2,378,924                 $  3,010,981                $  2,469,635
1/31/2001             $  2,376,307                 $  3,022,724                $  2,490,133
2/28/2001             $  2,211,629                 $  2,938,693                $  2,406,962
3/31/2001             $  2,090,432                 $  2,834,957                $  2,318,868
4/30/2001             $  2,243,242                 $  2,973,870                $  2,439,217
5/31/2001             $  2,249,075                 $  3,040,782                $  2,481,659
6/30/2001             $  2,168,108                 $  2,973,276                $  2,420,114
7/31/2001             $  2,175,263                 $  2,967,032                $  2,417,452
8/31/2001             $  2,043,877                 $  2,848,054                $  2,337,676
9/30/2001             $  1,919,200                 $  2,647,551                $  2,176,610
10/31/2001            $  1,946,261                 $  2,624,782                $  2,187,711
11/30/2001            $  2,069,849                 $  2,777,282                $  2,300,597
12/31/2001            $  2,086,407                 $  2,842,826                $  2,341,087
1/31/2002             $  2,059,910                 $  2,820,936                $  2,318,145
2/28/2002             $  2,058,468                 $  2,825,450                $  2,321,622
3/31/2002             $  2,141,630                 $  2,959,094                $  2,409,611
4/30/2002             $  2,032,407                 $  2,857,597                $  2,327,443
5/31/2002             $  2,049,479                 $  2,871,885                $  2,329,538
6/30/2002             $  1,916,673                 $  2,707,039                $  2,183,476
7/31/2002             $  1,771,964                 $  2,455,284                $  2,008,143
8/31/2002             $  1,798,898                 $  2,473,944                $  2,023,003
9/30/2002             $  1,598,861                 $  2,198,842                $  1,812,409
10/31/2002            $  1,712,540                 $  2,361,776                $  1,922,241
11/30/2002            $  1,794,228                 $  2,510,568                $  2,032,577
12/31/2002            $  1,732,147                 $  2,401,609                $  1,956,559
1/31/2003             $  1,666,846                 $  2,343,490                $  1,902,166
2/28/2003             $  1,619,674                 $  2,280,919                $  1,855,183
3/31/2003             $  1,618,864                 $  2,284,796                $  1,857,780
4/30/2003             $  1,746,754                 $  2,485,858                $  2,000,086
5/31/2003             $  1,851,909                 $  2,646,445                $  2,120,091
6/30/2003             $  1,879,502                 $  2,679,525                $  2,142,352
7/31/2003             $  1,902,432                 $  2,719,450                $  2,166,347
8/31/2003             $  1,929,447                 $  2,761,874                $  2,198,625
9/30/2003             $  1,901,084                 $  2,734,807                $  2,183,894
10/31/2003            $  2,026,365                 $  2,902,178                $  2,292,652
11/30/2003            $  2,056,963                 $  2,941,647                $  2,321,311
12/31/2003            $  2,186,141                 $  3,122,853                $  2,462,214
1/31/2004             $  2,218,496                 $  3,177,815                $  2,500,378
2/29/2004             $  2,272,183                 $  3,245,820                $  2,547,636
3/31/2004             $  2,244,690                 $  3,217,257                $  2,518,847
4/30/2004             $  2,189,357                 $  3,138,756                $  2,476,531
5/31/2004             $  2,211,990                 $  3,170,771                $  2,492,380
6/30/2004             $  2,276,138                 $  3,245,601                $  2,549,456
7/31/2004             $  2,242,223                 $  3,199,838                $  2,495,407
8/31/2004             $  2,258,816                 $  3,245,276                $  2,520,861
9/30/2004             $  2,312,802                 $  3,295,578                $  2,557,161
10/31/2004            $  2,332,692                 $  3,350,285                $  2,585,290
11/30/2004            $  2,428,332                 $  3,519,809                $  2,700,852
12/31/2004            $  2,500,696                 $  3,637,723                $  2,782,688
1/31/2005             $  2,449,182                 $  3,572,971                $  2,732,321
2/28/2005             $  2,514,330                 $  3,691,236                $  2,812,925
3/31/2005             $  2,475,861                 $  3,640,666                $  2,769,606
4/30/2005             $  2,416,430                 $  3,575,499                $  2,718,922

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 1/1/97.

Returns for the Fund prior to 1/1/97 (offering date of the Shares) are calculated using the historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Tax Aware Large Cap Value Fund, Russell 1000(R) Value Index and Lipper Large Cap Value Index from April 30, 1995 to April 30, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Value Index measures the performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large Cap Value Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Total return assumes reinvestment of dividends and capital gains distributions and reflects the deduction of any sales charges or redemption fees. Performance may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. If fees had not been waived, performance would have been less favorable.

JPMORGAN
  TAX AWARE SHORT-INTERMEDIATE INCOME FUND

AS OF APRIL 30, 2005                                                 (Unaudited)

                                FUND FACTS
                                Fund Inception                          12/20/02
                                Fiscal Year End                       OCTOBER 31
                                Net Assets as of 4/30/2005
                                (In Millions)                             $771.0
                                Primary Benchmark                LEHMAN 1-5 YEAR
                                                                  MUNICIPAL BOND
                                                                           INDEX

Q: HOW DID THE FUND PERFORM?

A: The JPMorgan Tax Aware Short-Intermediate Income Fund, which seeks to maximize after-tax income from a portfolio of tax-exempt and taxable securities, returned 0.12% (Institutional Shares) for the six-month period ended April 30, 2005. This compares to the negative (0.12%) return from the Fund's benchmark, the Lehman 1-5 Year Municipal Bond Index.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The steady rise in interest rates during the period hurt performance. We offset some of the impact by making tactical adjustments to the Fund's interest-rate sensitivity. Adding to performance was the Fund's maturity structure, which allowed us to benefit from a flattening municipal yield curve. We bought attractively priced longer-dated securities with puts in three and five years, another positive for the Fund.

Q: HOW WAS THE FUND MANAGED?

A: Typically an economic recovery is felt at the state and local level after a lag of 12-18 months. With this in mind, we increased our allocation to lower-rated credits in the fourth quarter. This allocation was a boost to performance, additional yield and capital appreciation as credit spreads tightened for most of the period. An example of this was a new issue purchase of a tobacco bond from the State of New Jersey, which was backed by a state sales tax on cigarettes. The structure was not well-understood and came attractively priced. However, the spread on the these bonds tightened following greater marketplace understanding and acceptance.

   From November through April, two-year AAA-rated municipals increased 0.75%. To help offset the effects of higher rates, we tactically managed the interest-rate sensitivity of the Fund. As rates declined modestly toward the end of 2004, we assumed a slightly long duration position relative to our benchmark; for the balance of the period, we were neutral to short. We positioned the Fund's maturity structure to benefit from short-term interest rates rising faster than those on longer maturities. We also purchased some attractively priced longer-dated securities with puts in three and five years.

   Traditionally weekly floating-rate paper becomes very attractive toward the end of December and during April when money funds experience outflows as corporations and individuals pay their taxes. To take advantage of a seasonal increase in short-term municipal interest rates, we increased our allocation in floating-rate instruments.

   Also, auction-rate securities widened relative to other floating-rate instruments in response to an adverse ruling by one of the major accounting firms, giving us the opportunity to increase our holdings.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

State and Municipal Obligations         82.6%
Corporate Notes & Bonds                  7.9%
Short-Term Investments                   4.1%
Commercial Mortgage Backed Securities    2.4%
Residential Mortgage Backed Securities   2.1%
Other (less than 1%)                     0.9%

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2005

                                                     SINCE
                                                 INCEPTION
                                     1 YEAR     (12/20/02)
                                     ---------------------
INSTITUTIONAL SHARES                   2.19%          1.93%
                                     ---------------------
SELECT SHARES                          2.04%          1.78%

[CHART]

LIFE OF FUND PERFORMANCE (12/20/02 TO 04/30/05)

              JPMORGAN TAX AWARE SHORT-INTERMEDIATE FUND                                              LIPPER SHORT-INTERMEDIATE
                    (INSTITUTIONAL SHARES)                  LEHMAN 1-5 YEAR MUNICIPAL BOND INDEX     MUNICIPAL DEBT FUNDS INDEX
12/20/2002                   $  3,000,000                                  $  3,000,000                   $  3,000,000
12/31/2002                   $  3,016,200                                  $  3,000,000                   $  3,000,000
1/31/2003                    $  3,011,374                                  $  3,008,010                   $  3,000,300
2/28/2003                    $  3,028,539                                  $  3,026,509                   $  3,026,703
3/31/2003                    $  3,031,265                                  $  3,023,180                   $  3,019,741
4/30/2003                    $  3,045,815                                  $  3,031,040                   $  3,033,028
5/31/2003                    $  3,079,014                                  $  3,054,682                   $  3,077,310
6/30/2003                    $  3,072,856                                  $  3,051,933                   $  3,072,694
7/31/2003                    $  3,021,232                                  $  3,024,771                   $  3,020,151
8/31/2003                    $  3,036,338                                  $  3,038,080                   $  3,031,326
9/30/2003                    $  3,087,652                                  $  3,080,917                   $  3,089,224
10/31/2003                   $  3,072,832                                  $  3,067,977                   $  3,080,883
11/30/2003                   $  3,079,285                                  $  3,072,272                   $  3,098,444
12/31/2003                   $  3,085,751                                  $  3,079,031                   $  3,110,838
1/31/2004                    $  3,098,403                                  $  3,089,500                   $  3,123,592
2/29/2004                    $  3,125,669                                  $  3,113,907                   $  3,153,891
3/31/2004                    $  3,112,541                                  $  3,107,056                   $  3,142,537
4/30/2004                    $  3,070,962                                  $  3,075,986                   $  3,095,714
5/31/2004                    $  3,058,371                                  $  3,064,912                   $  3,084,879
6/30/2004                    $  3,061,429                                  $  3,070,736                   $  3,090,431
7/31/2004                    $  3,086,839                                  $  3,091,617                   $  3,113,610
8/31/2004                    $  3,118,942                                  $  3,123,460                   $  3,151,907
9/30/2004                    $  3,122,997                                  $  3,126,271                   $  3,159,156
10/31/2004                   $  3,133,927                                  $  3,134,712                   $  3,171,161
11/30/2004                   $  3,119,825                                  $  3,121,547                   $  3,157,842
12/31/2004                   $  3,137,296                                  $  3,135,594                   $  3,177,421
1/31/2005                    $  3,138,864                                  $  3,132,458                   $  3,181,552
2/28/2005                    $  3,129,762                                  $  3,124,000                   $  3,177,415
3/31/2005                    $  3,114,739                                  $  3,113,379                   $  3,162,799
4/30/2005                    $  3,138,245                                  $  3,130,814                   $  3,187,785

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 12/20/02.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Tax Aware Short-Intermediate Income Fund, Lehman 1-5 Year Municipal Bond Index, and Lipper Short-Intermediate Municipal Debt Funds Index from December 20, 2002 to April 30, 2005.

The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The unmanaged Lehman 1-5 Year Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 5 years. The Lipper Short-Intermediate Municipal Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial investment and carry no sales charge.

The Fund invests in foreign securities, which entail special currency, political and economic risks and mortgage-related securities, which are sensitive to interest rate changes. The Fund may also invest in futures contracts and other derivatives. This may make the Fund more volatile.

Because this fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Total return assumes reinvestment of dividends and capital gains distributions and reflects the deduction of any sales charges or redemption fees. Performance may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. If fees had not been waived, performance would have been less favorable.

JPMORGAN
  TAX AWARE U.S. EQUITY FUND

AS OF APRIL 30, 2005                                                 (Unaudited)

                                  FUND FACTS
                                  Fund Inception                        12/18/96
                                  Fiscal Year End                     OCTOBER 31
                                  Net Assets as of 04/30/2005
                                  (In Millions)                         $1,072.5
                                  Primary Benchmark                S&P 500 INDEX

Q: HOW DID THE FUND PERFORM?

A: The JPMorgan Tax Aware U.S. Equity Fund, which seeks to provide high after-tax total return from a portfolio of selected equity securities, rose 2.90% (Select Shares) for the six months ended April 30, 2005. This compares to an increase of 3.28% for the S&P 500 Index, the Fund's benchmark.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The market advanced slightly over the six-month period ended April 30, 2005, which began with an equity market rally in the fourth quarter of 2004. A decline in oil prices, a swift outcome to the presidential election, and an increase in merger activity were key factors in the market's advancement. The market pulled back in 2005 due to concerns about a slowing economy and higher interest rates.

   The Fund participated in the market's advancement but underperformed its benchmark for the period. Stock selection in information technology hindered performance over the period. Lexmark was the largest detractor, as the company announced disappointing earnings due to more aggressive pricing. OSI Pharmaceuticals also hurt performance. The company, whose primary product is cancer drug Tarceva lost almost 32 percent in the period.

   Stock selection in consumer staples and industrials aided performance. The top contributor in the period was Altria. Shares of the tobacco company climbed after management commented on breaking up the company into independent entities. Johnson & Johnson was another contributor, as the company agreed to acquire Guidant in December of 2004.

Q: HOW WAS THE FUND MANAGED?

A: The Portfolio Manager utilizes a "bottom-up" approach to construct the portfolio. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

   The Portfolio Managers continued to focus on overweighting companies within each sector of the market that were deemed to be attractively priced relative to their future earnings prospects. Style characteristics and sector weightings were kept in line with the S&P 500 Index in order to minimize volatility relative to the index and ensure that stock selection remains the key driver of returns.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services               24.3%
Finance & Insurance                     21.3%
Technology                              15.6%
Industrial Products & Services          13.4%
Pharmaceuticals                          8.4%
Energy                                   7.9%
Health Services & Systems                4.0%
Telecommunications                       2.5%
Utilities                                1.6%
Short-Term Investments                   1.0%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1.   General Electric Co.                       4.7%

2.   Citigroup, Inc.                            4.6%

3.   Microsoft Corp.                            3.4%

4.   Tyco International LTD
     (Bermuda)                                  3.3%

5.   Bank of America Corp.                      3.2%

6.   Freddie Mac                                3.0%

7.   Johnson & Johnson                          3.0%

8.   Chevron Texaco Corp.                       2.5%

9.   Conoco Phillips                            2.5%

10.  the Coca-Cola Co.                          2.4%

Top 10 equity holdings comprised 32.6% of the Portfolio's market value of investments ($1,070,272 in thousands). As of April 30, 2005 the Fund held 59 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2005

                                                                              SINCE
                                                                          INCEPTION
                                        1 YEAR    3 YEARS     5 YEARS    (12/18/96)
                                        -------------------------------------------
CLASS A SHARES

          Without Sales Charge            5.74%      3.09%      (3.38%)        6.78%
            With Sales Charge*            0.21%      1.26%      (4.41%)        6.10%
                                        -------------------------------------------
CLASS B SHARES

                  Without CDSC            5.26%      2.59%      (3.96%)        6.46%
                   With CDSC**            0.26%      1.64%      (4.24%)        6.46%
                                        -------------------------------------------
CLASS C SHARES

                  Without CDSC            5.28%      2.60%      (3.87%)        6.46%
                  With CDSC***            4.28%      2.60%      (3.87%)        6.46%
                                        -------------------------------------------
INSTITUTIONAL SHARES                      6.20%      3.53%      (3.19%)        6.91%
                                        -------------------------------------------
SELECT SHARES                             6.05%      3.38%      (3.23%)        6.88%

  *  Sales Charge for Class A Shares is 5.25%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.
***  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

LIFE OF FUND PERFORMANCE (12/18/96 TO 04/30/05)

                      JPMORGAN TAX AWARE
              U.S. EQUITY FUND (SELECT SHARES)    S&P 500 INDEX    LIPPER LARGE-CAP CORE FUNDS INDEX
12/18/96                 $  1,000,000              $  1,000,000               $  1,000,000
12/31/96                 $  1,011,100              $  1,000,000               $  1,000,000
1/31/97                  $  1,082,180              $  1,062,500               $  1,054,700
2/28/97                  $  1,085,210              $  1,070,788               $  1,053,434
3/31/97                  $  1,042,128              $  1,026,778               $  1,008,347
4/30/97                  $  1,090,170              $  1,088,077               $  1,064,210
5/31/97                  $  1,157,215              $  1,154,341               $  1,128,807
6/30/97                  $  1,202,231              $  1,206,055               $  1,177,798
7/31/97                  $  1,321,372              $  1,302,057               $  1,270,844
8/31/97                  $  1,257,285              $  1,229,142               $  1,206,158
9/30/97                  $  1,311,349              $  1,296,499               $  1,268,275
10/31/97                 $  1,258,239              $  1,253,196               $  1,229,212
11/30/97                 $  1,304,290              $  1,311,219               $  1,269,407
12/31/97                 $  1,317,464              $  1,333,772               $  1,292,510
1/31/98                  $  1,338,543              $  1,348,577               $  1,305,306
2/28/98                  $  1,427,021              $  1,445,809               $  1,397,852
3/31/98                  $  1,495,375              $  1,519,834               $  1,467,046
4/30/98                  $  1,527,526              $  1,535,185               $  1,481,863
5/31/98                  $  1,505,377              $  1,508,780               $  1,456,523
6/30/98                  $  1,558,667              $  1,570,036               $  1,525,708
7/31/98                  $  1,544,483              $  1,553,394               $  1,513,350
8/31/98                  $  1,326,865              $  1,328,773               $  1,286,802
9/30/98                  $  1,420,542              $  1,413,947               $  1,350,756
10/31/98                 $  1,532,339              $  1,528,901               $  1,452,062
11/30/98                 $  1,641,288              $  1,621,553               $  1,538,460
12/31/98                 $  1,727,784              $  1,714,954               $  1,640,614
1/31/99                  $  1,783,419              $  1,786,639               $  1,698,035
2/28/99                  $  1,720,821              $  1,731,075               $  1,645,566
3/31/99                  $  1,801,699              $  1,800,318               $  1,711,718
4/30/99                  $  1,889,622              $  1,869,990               $  1,757,592
5/31/99                  $  1,842,004              $  1,825,858               $  1,711,015
6/30/99                  $  1,949,208              $  1,927,193               $  1,806,490
7/31/99                  $  1,884,495              $  1,867,065               $  1,753,560
8/31/99                  $  1,858,112              $  1,857,730               $  1,735,674
9/30/99                  $  1,801,439              $  1,806,828               $  1,688,637
10/31/99                 $  1,900,699              $  1,921,200               $  1,792,150
11/30/99                 $  1,952,398              $  1,960,200               $  1,836,058
12/31/99                 $  2,044,160              $  2,075,656               $  1,958,156
1/31/2000                $  2,007,570              $  1,971,458               $  1,879,046
2/29/2000                $  1,997,331              $  1,934,198               $  1,878,483
3/31/2000                $  2,180,287              $  2,123,362               $  2,041,723
4/30/2000                $  2,055,356              $  2,059,449               $  1,974,959
5/31/2000                $  1,992,257              $  2,017,230               $  1,924,597
6/30/2000                $  2,045,052              $  2,066,854               $  1,995,037
7/31/2000                $  2,055,277              $  2,034,611               $  1,963,915
8/31/2000                $  2,174,483              $  2,160,960               $  2,099,425
9/30/2000                $  2,086,851              $  2,046,862               $  1,987,735
10/31/2000               $  2,089,982              $  2,038,265               $  1,964,678
11/30/2000               $  1,935,114              $  1,877,650               $  1,791,786
12/31/2000               $  1,938,791              $  1,886,850               $  1,813,646
1/31/2001                $  2,005,097              $  1,953,833               $  1,864,972
2/28/2001                $  1,813,210              $  1,775,644               $  1,691,343
3/31/2001                $  1,686,647              $  1,663,068               $  1,587,495
4/30/2001                $  1,818,375              $  1,792,288               $  1,708,144
5/31/2001                $  1,833,649              $  1,804,297               $  1,717,710
6/30/2001                $  1,788,725              $  1,760,452               $  1,672,019
7/31/2001                $  1,777,456              $  1,743,200               $  1,647,775
8/31/2001                $  1,676,318              $  1,634,075               $  1,550,721
9/30/2001                $  1,559,814              $  1,502,206               $  1,433,021
10/31/2001               $  1,593,506              $  1,530,898               $  1,466,840
11/30/2001               $  1,717,162              $  1,648,318               $  1,562,918
12/31/2001               $  1,731,930              $  1,662,823               $  1,580,579
1/31/2002                $  1,674,430              $  1,638,546               $  1,555,606
2/28/2002                $  1,634,411              $  1,606,922               $  1,529,472
3/31/2002                $  1,701,258              $  1,667,342               $  1,581,474
4/30/2002                $  1,578,087              $  1,566,301               $  1,498,763
5/31/2002                $  1,576,036              $  1,554,710               $  1,487,822
6/30/2002                $  1,466,186              $  1,444,015               $  1,385,013
7/31/2002                $  1,358,275              $  1,331,382               $  1,282,107
8/31/2002                $  1,374,710              $  1,340,169               $  1,292,620
9/30/2002                $  1,222,255              $  1,194,493               $  1,167,107
10/31/2002               $  1,327,368              $  1,299,608               $  1,257,791
11/30/2002               $  1,399,445              $  1,376,155               $  1,314,014
12/31/2002               $  1,322,335              $  1,295,375               $  1,244,766
1/31/2003                $  1,282,004              $  1,261,436               $  1,212,153
2/28/2003                $  1,264,441              $  1,242,514               $  1,196,031
3/31/2003                $  1,272,154              $  1,254,567               $  1,206,078
4/30/2003                $  1,374,689              $  1,357,943               $  1,294,966
5/31/2003                $  1,432,701              $  1,429,506               $  1,357,772
6/30/2003                $  1,444,306              $  1,447,804               $  1,371,214
7/31/2003                $  1,465,104              $  1,473,285               $  1,392,879
8/31/2003                $  1,485,908              $  1,502,015               $  1,419,761
9/30/2003                $  1,467,335              $  1,486,093               $  1,401,446
10/31/2003               $  1,548,331              $  1,570,206               $  1,469,977
11/30/2003               $  1,562,886              $  1,584,024               $  1,482,325
12/31/2003               $  1,649,939              $  1,667,027               $  1,553,625
1/31/2004                $  1,670,728              $  1,697,533               $  1,575,531
2/29/2004                $  1,693,617              $  1,721,129               $  1,594,122
3/31/2004                $  1,668,382              $  1,695,140               $  1,569,094
4/30/2004                $  1,644,963              $  1,668,526               $  1,544,773
5/31/2004                $  1,657,841              $  1,691,385               $  1,560,530
6/30/2004                $  1,698,790              $  1,724,198               $  1,588,464
7/31/2004                $  1,653,772              $  1,667,127               $  1,532,232
8/31/2004                $  1,662,206              $  1,673,796               $  1,533,151
9/30/2004                $  1,680,158              $  1,703,924               $  1,550,783
10/31/2004               $  1,694,775              $  1,729,994               $  1,571,718
11/30/2004               $  1,751,381              $  1,800,059               $  1,631,443
12/31/2004               $  1,805,848              $  1,861,261               $  1,682,508
1/31/2005                $  1,766,842              $  1,815,846               $  1,644,483
2/28/2005                $  1,793,168              $  1,853,979               $  1,675,235
3/31/2005                $  1,772,367              $  1,821,163               $  1,644,578
4/30/2005                $  1,744,536              $  1,786,561               $  1,607,904

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 12/18/96.

Returns for the Institutional Shares prior to 9/15/00 (offering date of the Institutional Shares) are calculated using the historical expenses of the Select Shares, which are higher than the expenses of the Institutional Shares.

Returns for the Class A, B, and C Shares prior to 4/16/01 (offering date of the Class A, B, and C Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A, B, and C Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Tax Aware U.S. Equity Fund, S&P 500 Index, and Lipper Large-Cap Core Funds Index from December 18, 1996 to April 30, 2005. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Total return assumes reinvestment of dividends and capital gains distributions and reflects the deduction of any sales charges or redemption fees. Performance may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. If fees had not been waived, performance would have been less favorable.

JPMORGAN
  TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS           AS OF APRIL 30, 2005              (Unaudited)

(Amounts in thousands)

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.9%

             COMMON STOCKS -- 98.9%

             AUSTRALIA -- 1.1%
       100   News Corp. LTD (f) +                                   $      1,534
       338   Southern Pacific Petroleum NL* + (f) (i)                          0
             -------------------------------------------------------------------
                                                                           1,534
             -------------------------------------------------------------------

             BRAZIL -- 1.5%
        31   Cia Vale do Rio Doce, ADR (f) +                                 728
        37   Petroleo Brasileiro SA, ADR (f) +                             1,350
             -------------------------------------------------------------------
                                                                           2,078
             -------------------------------------------------------------------

             FINLAND -- 0.8%
        38   Tietoenator OYJ (f) +                                         1,135

             FRANCE -- 11.4%
        95   AXA (f) +                                                     2,367
        41   BNP Paribas (f) +                                             2,718
        16   LVMH Moet Hennessy Louis Vuitton SA (f) +                     1,154
        30   Peugeot SA (f) +                                              1,755
        12   Sanofi-Aventis (f) +                                          1,051
        70   Thomson SA (f) +                                              1,722
        23   Total SA (f) +                                                5,050
             -------------------------------------------------------------------
                                                                          15,817
             -------------------------------------------------------------------

             GERMANY -- 5.7%
         8   BASF AG (f) +                                                   509
        57   Bayer AG (f) +                                                1,888
        19   Bayerische Motoren Werke AG (f) +                               786
        35   E.ON AG (f) +                                                 2,946
         8   SAP AG (f) +                                                  1,253
         8   Schering AG (f) +                                               558
             -------------------------------------------------------------------
                                                                           7,940
             -------------------------------------------------------------------

             GREECE -- 0.7%
        29   Alpha Bank A.E. (f) +                                           942

             HONG KONG -- 1.8%
       260   Sun Hung Kai Properties LTD (f) +                             2,490

             INDIA -- 2.0%
       113   Reliance Industries LTD, GDR, # (f) +                         2,787

             IRELAND -- 1.1%
        60   CRH PLC (f) +                                          $      1,493

             ITALY -- 1.5%
       327   Banca Intesa SPA (f) +                                        1,559
        23   ENI-Ente Nazionale Idrocarburi SPA (f) +                        575
             -------------------------------------------------------------------
                                                                           2,134
             -------------------------------------------------------------------

             JAPAN -- 18.7%
        18   Canon, Inc. (f) +                                               921
       292   Daiwa Securities Group, Inc. (f) +                            1,848
       208   Fujitsu LTD (f) +                                             1,142
        17   Honda Motor Co., LTD (f) +                                      833
       491   Itochu Corp. (f) +                                            2,420
         0   Japan Tobacco, Inc. (f) +                                     1,545
        59   JFE Holdings, Inc. (f) +                                      1,645
        47   Konica Minolta Holdings, Inc. (f) +                             451
       151   Kubota Corp. (f) +                                              779
        33   Kurita Water Industries LTD (f) +                               517
        26   Kyocera Corp. (f) +                                           1,895
       192   Mitsui Chemicals, Inc. (f) +                                  1,087
        11   Nintendo Co., LTD (f) +                                       1,237
         1   NTT DoCoMo, Inc. (f) +                                        1,993
        46   Sony Corp. (f) +                                              1,684
         0   Sumitomo Mitsui Financial Group, Inc. (f) +                     665
        43   Tokyo Electric Power Co. (f) +                                1,030
        34   Toyota Motor Corp. (f) +                                      1,216
         1   UFJ Holdings, Inc.* (f) +                                     3,117
             -------------------------------------------------------------------
                                                                          26,025
             -------------------------------------------------------------------

             NORWAY -- 1.0%
        83   Statoil ASA (f) +                                             1,452

             PORTUGAL -- 1.0%
       122   Portugal Telecom SGPS SA* (f) +                               1,348

             SINGAPORE -- 0.9%
       788   Singapore Telecommunications LTD (f) +                        1,231

             SOUTH KOREA -- 0.6%
        20   Kookmin Bank, ADR (f) +                                         855

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             SPAIN -- 1.2%
        57   Industria de Diseno Textil SA (f) +                    $      1,700

             SWEDEN -- 1.5%
        37   Atlas Copco AB, Class A (f) +                                 1,661
        11   SKF AB, Ser. B* (f) +                                           483
             -------------------------------------------------------------------
                                                                           2,144
             -------------------------------------------------------------------

             SWITZERLAND -- 8.7%
        53   Compagnie Financiere Richemont AG, Class A (f) +              1,587
        23   Roche Holding AG (f) +                                        2,822
        18   Swiss Reinsurance (f) +                                       1,213
        15   Synthes, Inc. (f) +                                           1,717
        29   UBS AG (f) +                                                  2,280
        14   Zurich Financial Services AG* (f) +                           2,440
             -------------------------------------------------------------------
                                                                          12,059
             -------------------------------------------------------------------

             TAIWAN -- 1.9%
        70   Hon Hai Precision Industry Co., GDR, Regulations S +            665
        15   Hon Hai Precision Industry Co., LTD, GDR, # * +                 139
       127   Taiwan Semiconductor Manufacturing Co., LTD, ADR +            1,095
       226   United Microelectronics Corp., ADR* +                           733
             -------------------------------------------------------------------
                                                                           2,632
             -------------------------------------------------------------------

             THAILAND -- 0.4%
       187   Bangkok Bank PCL (f) +                                          506

             THE NETHERLANDS -- 7.0%
       111   Hagemeyer NV* (f)                                               251
        96   ING Groep NV (f) +                                            2,634
       324   Koninklijke KPN NV (f) +                                      2,702
        28   Koninklijke Numico NV* (f) +                                  1,147
        50   Koninklijke Philips Electronics NV (f) +                      1,230
        32   Koninklijke Wessanen NV (f) +                                   445
        48   TNT NV (f) +                                                  1,312
             -------------------------------------------------------------------
                                                                           9,721
             -------------------------------------------------------------------

             UNITED KINGDOM -- 28.4%
        68   AstraZeneca PLC (f) +                                  $      2,975
       125   Barclays PLC (f) +                                            1,292
       118   BBA Group PLC (f) +                                             626
        85   BG Group PLC (f) +                                              659
       186   BP PLC (f) +                                                  1,893
        35   British American Tobacco PLC (f) +                              653
       115   British Sky Broadcasting PLC (f) +                            1,188
       226   Cadbury Schweppes PLC (f) +                                   2,272
       249   HSBC Holdings PLC (f) +                                       3,974
        36   Imperial Tobacco Group PLC (f) +                              1,018
        29   Intercontinental Hotels Group PLC (f) +                         344
       576   International Power PLC* (f) +                                2,009
       101   Rank Group PLC (f) +                                            502
        88   Reckitt Benckiser PLC (f) +                                   2,872
       191   Royal Bank of Scotland Group PLC (f) +                        5,781
        30   SABMiller PLC (f) +                                             446
        50   Scottish & Southern Energy PLC (f) +                            889
       539   Tesco PLC (f) +                                               3,184
     1,944   Vodafone Group PLC (f) +                                      5,079
        81   Wolseley PLC (f) +                                            1,623
             -------------------------------------------------------------------
                                                                          39,279
             -------------------------------------------------------------------
             Total Common Stocks                                         137,302
             (Cost $114,193)
             -------------------------------------------------------------------

PRINCIPAL
AMOUNT
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 0.3%

$      470   U.S. Treasury Bills, 2.72%, 7/14/05 @                           467
             (Cost $467)
             -------------------------------------------------------------------
             TOTAL INVESTMENTS -- 99.2%                             $    137,769
             (COST $114,660)
             OTHER ASSETS IN EXCESS OF
             LIABILITIES -- 0.8%                                           1,071
             -------------------------------------------------------------------
             NET ASSETS -- 100%                                     $    138,840
             -------------------------------------------------------------------

             Percentages indicated are based on net assets.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SUMMARY OF INVESTMENTS BY INDUSTRY, APRIL 30, 2005

The following represents the allocations by industry for common stocks and other investments based on net assets:

INDUSTRY                                                       PERCENTAGE
-------------------------------------------------------------------------
Banking                                                           17.1%
Telecommunications                                                 8.9
Oil & Gas                                                          7.9
Insurance                                                          6.2
Consumer Products                                                  6.0
Pharmaceuticals                                                    5.3
Electronics/Electrical Equipment                                   5.3
Utilities                                                          5.0
Chemicals                                                          4.9
Retailing                                                          4.7
Automotive                                                         3.3
Distribution                                                       3.1
Computers/Computer Hardware                                        2.5
Food/Beverage Products                                             2.3
Machinery & Engineering Equipment                                  1.8
Real Estate                                                        1.8
Financial Services                                                 1.3
Semi-Conductors                                                    1.3
Health Care/Health Care Services                                   1.2
Steel                                                              1.2
Construction Materials                                             1.1
Multi-Media                                                        1.1
Other (less than 1%)                                               5.9
-------------------------------------------------------------------------
Total                                                             99.2%
-------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                        NET UNREALIZED
                                    SETTLEMENT     SETTLEMENT          VALUE AT           APPRECIATION
    CONTRACTS TO BUY                      DATE    VALUE (USD)     4/30/05 (USD)   (DEPRECIATION) (USD)
------------------------------------------------------------------------------------------------------
   8,413             AUD               5/10/05   $      6,471   $         6,567   $                 96
   1,630             CHF               5/10/05          1,380             1,364                    (16)
   8,983             EUR               5/10/05         11,777            11,562                   (215)
     870             EUR for
 120,443             JPY               5/10/05          1,149^            1,120^                   (29)
   4,195             GBP               5/10/05          8,023             7,998                    (25)
     297             GBP                8/5/05            565               564                     (1)
  16,817             HKD               5/10/05          2,160             2,158                     (2)
  13,216             HKD for
   1,300             EUR               5/10/05          1,674^            1,696^                    22
 353,130             JPY               5/10/05          3,406             3,370                    (36)
 238,502             JPY                8/5/05          2,269             2,295                     26
 241,419             JPY for
   1,758             EUR               5/10/05          2,263^            2,304^                    41
   1,864             NOK for
     160             GPB               5/10/05            305^              295^                   (10)
  11,233             SEK               5/10/05          1,590             1,573                    (17)
   7,318             SEK for
     800             EUR               5/10/05          1,030^            1,025^                    (5)
   2,419             SEK for
     180             GBP               5/10/05            343^              339^                    (4)
   4,620             SEK for
   4,190             NOK               5/10/05            664^              647^                   (17)
   1,484             SEK for
   1,322             NOK                8/5/05            210^              208^                    (2)
   1,238             SGD for
     399             GBP               5/10/05            760^              756^                    (4)
     490             SGD for
  31,397             JPY               5/10/05            300^              299^                    (1)
   1,135             SGD                8/5/05            695               695                    (--)^^
   1,071             THB                5/4/05             27                27                    (--)^^
------------------------------------------------------------------------------------------------------
                                                 $     47,061   $        46,862   $               (199)
------------------------------------------------------------------------------------------------------

                                                                                        NET UNREALIZED
                                    SETTLEMENT     SETTLEMENT          VALUE AT           APPRECIATION
    CONTRACTS TO SELL                     DATE    VALUE (USD)     4/30/05 (USD)   (DEPRECIATION) (USD)
------------------------------------------------------------------------------------------------------
     719             AUD               5/10/05   $        556   $           562   $                 (6)
   7,286             CHF               5/10/05          6,170             6,098                     72
   7,107             EUR               5/10/05          9,357             9,147                    210
      78             GBP                5/4/05            149               149                     --^^
   4,600             GBP               5/10/05          8,725             8,770                    (45)
  36,516             HKD               5/10/05          4,701             4,686                     15
 442,708             JPY               5/10/05          4,190             4,225                    (35)
   4,917             NOK               5/10/05            779               779                     --^^
   2,930             SGD               5/10/05          1,797             1,789                      8
   1,167             SEK               5/10/05            168               163                      5
------------------------------------------------------------------------------------------------------
                                                 $     36,592   $        36,368   $                224
------------------------------------------------------------------------------------------------------

  ^ For cross-currency exchange contracts, the settlement value is the USD value at 04/30/05 of the currency being sold or bought.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN TAX AWARE DISCIPLINED EQUITY FUND

PORTFOLIO OF INVESTMENTS         AS OF APRIL 30, 2005                (Unaudited)

(Amounts in thousands)

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.1%

             COMMON STOCKS -- 99.1%

             AEROSPACE -- 2.2%
         3   General Dynamics Corp.                                 $        347
         7   Lockheed Martin Corp.                                           433
        33   Northrop Grumman Corp.                                        1,793
        30   Raytheon Co.                                                  1,120
        20   United Technologies Corp.                                     2,062
             -------------------------------------------------------------------
                                                                           5,755
             -------------------------------------------------------------------

             APPAREL -- 1.0%
        13   Coach, Inc.*                                                    359
        22   Jones Apparel Group, Inc.                                       680
        21   Nike, Inc., Class B                                           1,628
             -------------------------------------------------------------------
                                                                           2,667
             -------------------------------------------------------------------

             AUTOMOTIVE -- 0.9%
        25   Delphi Corp.                                                     81
        41   Ford Motor Co.                                                  373
         8   Harley-Davidson, Inc.                                           387
        18   Johnson Controls, Inc.                                          971
        15   Lear Corp.                                                      495
             -------------------------------------------------------------------
                                                                           2,307
             -------------------------------------------------------------------

             BANKING -- 6.3%
        85   Bank of America Corp.                                         3,850
        10   Compass Bancshares, Inc.                                        417
        10   Doral Financial Corp. (Puerto Rico)                             143
        12   KeyCorp                                                         395
        27   Mellon Financial Corp.                                          748
        47   North Fork Bancorporation, Inc.                               1,322
         2   PNC Financial Services Group, Inc.                              112
        39   State Street Corp.                                            1,812
        33   The Bank of New York Co., Inc.                                  925
       136   U.S. Bancorp                                                  3,794
        18   Wachovia Corp.                                                  942
        42   Wells Fargo & Co.                                             2,511
             -------------------------------------------------------------------
                                                                          16,971
             -------------------------------------------------------------------

             BIOTECHNOLOGY -- 1.4%
        47   Amgen, Inc.*                                                  2,736
         2   Biogen Idec, Inc.*                                               80
        20   Gilead Sciences, Inc.*                                          753
         2   Medimmune, Inc.*                                                 56
             -------------------------------------------------------------------
                                                                           3,625
             -------------------------------------------------------------------

             BUSINESS SERVICES -- 0.7%
        13   Cendant Corp.                                          $        265
        32   First Data Corp.                                              1,199
        10   SunGard Data Systems, Inc.*                                     334
             -------------------------------------------------------------------
                                                                           1,798
             -------------------------------------------------------------------

             CHEMICALS -- 1.4%
        17   Air Products & Chemicals, Inc.                                1,022
         5   PPG Industries, Inc.                                            338
        14   Praxair, Inc.                                                   646
        19   Rohm & Haas Co.                                                 816
        20   The Dow Chemical Co.                                            896
             -------------------------------------------------------------------
                                                                           3,718
             -------------------------------------------------------------------

             COMPUTER NETWORKS -- 1.6%
       207   Cisco Systems, Inc.*                                          3,581
        32   Juniper Networks, Inc.*                                         732
             -------------------------------------------------------------------
                                                                           4,313
             -------------------------------------------------------------------

             COMPUTER SOFTWARE -- 3.8%
         2   Adobe Systems, Inc.                                              95
         1   Electronic Arts, Inc.*                                           69
       291   Microsoft Corp.                                               7,365
       194   Oracle Corp.*                                                 2,246
         8   VERITAS Software Corp.*                                         169
             -------------------------------------------------------------------
                                                                           9,944
             -------------------------------------------------------------------

             COMPUTERS/COMPUTER HARDWARE -- 3.4%
        62   Dell, Inc.*                                                   2,143
       122   EMC Corp.*                                                    1,599
        14   Hewlett-Packard Co.                                             284
        51   International Business Machines Corp.                         3,871
         6   Lexmark International, Inc., Class A*                           431
        20   NCR Corp.*                                                      657
        27   Sun Microsystems, Inc.*                                          97
             -------------------------------------------------------------------
                                                                           9,082
             -------------------------------------------------------------------

             CONSTRUCTION -- 0.6%
        11   Centex Corp.                                                    635
         6   D.R. Horton, Inc.                                               195
         3   KB Home                                                         182
         7   Lennar Corp., Class A                                           360
         5   Pulte Homes, Inc.                                               329
             -------------------------------------------------------------------
                                                                           1,701
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             CONSUMER PRODUCTS -- 4.5%
        70   Altria Group, Inc.                                     $      4,522
         4   Fortune Brands, Inc.                                            317
       106   Procter & Gamble Co.                                          5,713
        29   The Gillette Co.                                              1,479
             -------------------------------------------------------------------
                                                                          12,031
             -------------------------------------------------------------------

             DIVERSIFIED -- 4.8%
       286   General Electric Co.                                         10,342
        79   Tyco International LTD (Bermuda)                              2,489
             -------------------------------------------------------------------
                                                                          12,831
             -------------------------------------------------------------------

             ENTERTAINMENT/LEISURE -- 0.6%
        21   Carnival Corp.                                                1,002
        18   International Game Technology                                   487
             -------------------------------------------------------------------
                                                                           1,489
             -------------------------------------------------------------------

             ENVIRONMENTAL SERVICES -- 0.2%
        31   Nalco Holding Co.*                                              563

             FINANCIAL SERVICES -- 8.6%
        17   American Express Co.                                            912
         3   Capital One Financial Corp.                                     195
        17   CIT Group, Inc.                                                 693
       179   Citigroup, Inc.                                               8,424
        55   Countrywide Financial Corp.                                   2,001
        13   E*TRADE Financial Corp.*                                        146
        13   Freddie Mac                                                     797
        14   Goldman Sachs Group, Inc.                                     1,527
       102   MBNA Corp.                                                    2,009
        68   Morgan Stanley                                                3,565
        58   The Charles Schwab Corp.                                        595
        53   Washington Mutual, Inc.                                       2,194
             -------------------------------------------------------------------
                                                                          23,058
             -------------------------------------------------------------------

             FOOD/BEVERAGE PRODUCTS -- 3.5%
         7   Anheuser-Busch Companies, Inc.                                  342
         7   General Mills, Inc.                                             341
         9   H.J. Heinz Co.                                                  317
        50   PepsiCo, Inc.                                                 2,763
        28   Sysco Corp.                                                     978
       102   The Coca-Cola Co.                                             4,431
             -------------------------------------------------------------------
                                                                           9,172
             -------------------------------------------------------------------

             HEALTH CARE/HEALTH CARE SERVICES -- 5.0%
        19   Aetna, Inc.                                            $      1,361
        12   Bausch & Lomb, Inc.                                             885
         4   Baxter International, Inc.                                      134
         6   Biomet, Inc.                                                    217
        61   Boston Scientific Corp.*                                      1,801
        10   CIGNA Corp.                                                     901
        24   Guidant Corp.                                                 1,780
         8   HCA, Inc.                                                       458
         3   McKesson Corp.                                                  122
         4   Stryker Corp.                                                   189
        15   UnitedHealth Group, Inc.                                      1,391
        21   WellPoint, Inc.*                                              2,734
        16   Zimmer Holdings, Inc.*                                        1,270
             -------------------------------------------------------------------
                                                                          13,243
             -------------------------------------------------------------------

             HOTELS/OTHER LODGING -- 0.4%
        10   Hilton Hotels Corp.                                             225
         8   Marriott International, Inc., Class A                           470
         5   Starwood Hotels & Resorts Worldwide, Inc., Class B              283
             -------------------------------------------------------------------
                                                                             978
             -------------------------------------------------------------------

             INDUSTRIAL COMPONENTS -- 0.1%
         5   SPX Corp.                                                       201

             INSURANCE -- 4.1%
         8   ACE LTD (Bermuda)                                               344
        19   AFLAC, Inc.                                                     760
        25   AMBAC Financial Group, Inc.                                   1,691
        34   American International Group, Inc.                            1,723
        12   Assurant, Inc.                                                  397
        14   Genworth Financial, Inc., Class A                               394
        21   Hartford Financial Services Group, Inc.                       1,491
         8   MBIA, Inc.                                                      441
        49   Metlife, Inc.                                                 1,914
         4   Protective Life Corp.                                           141
        12   The Allstate Corp.                                              668
         2   The Progressive Corp.                                           183
        14   The St. Paul Travelers Companies, Inc.                          489
         6   Torchmark Corp.                                                 309
             -------------------------------------------------------------------
                                                                          10,945
             -------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             INTERNET SERVICES/SOFTWARE -- 0.7%
        44   eBay, Inc.*                                            $      1,390
         4   Symantec Corp.*                                                  75
        10   Yahoo!, Inc.*                                                   331
             -------------------------------------------------------------------
                                                                           1,796
             -------------------------------------------------------------------

             MACHINERY & ENGINEERING EQUIPMENT -- 0.7%
         7   Caterpillar, Inc.                                               608
        14   Deere & Co.                                                     894
         6   Ingersoll-Rand Co., LTD (Bermuda), Class A                      480
             -------------------------------------------------------------------
                                                                           1,982
             -------------------------------------------------------------------

             MANUFACTURING -- 1.7%
        33   3M Co.                                                        2,507
         8   Danaher Corp.                                                   385
        21   Eaton Corp.                                                   1,227
         3   Honeywell International, Inc.                                    97
         3   Illinois Tool Works, Inc.                                       285
             -------------------------------------------------------------------
                                                                           4,501
             -------------------------------------------------------------------

             METALS/MINING -- 0.7%
        61   Alcoa, Inc.                                                   1,780

             MULTI-MEDIA -- 4.3%
        13   EchoStar Communications Corp., Class A                          368
        30   Gannett Co., Inc.                                             2,314
        97   News Corp., Class A                                           1,477
         7   The E.W. Scripps Co., Class A                                   367
        40   The Walt Disney Co.                                           1,048
       154   Time Warner, Inc.*                                            2,593
         9   Tribune Co.                                                     363
        86   Viacom, Inc., Class B                                         2,962
             -------------------------------------------------------------------
                                                                          11,492
             -------------------------------------------------------------------

             OIL & GAS -- 8.2%
        16   Anadarko Petroleum Corp.                                      1,183
         8   Apache Corp.                                                    462
        22   Baker Hughes, Inc.                                              971
        59   ChevronTexaco Corp.                                           3,042
        24   ConocoPhillips                                                2,560
         8   Cooper Cameron Corp.*                                           456
        31   Devon Energy Corp.                                            1,396
       144   Exxon Mobil Corp.                                             8,202
        15   GlobalSantaFe Corp.                                    $        511
        14   Occidental Petroleum Corp.                                      980
        24   Rowan Companies, Inc.                                           626
        25   Unocal Corp.                                                  1,369
             -------------------------------------------------------------------
                                                                          21,758
             -------------------------------------------------------------------

             PAPER/FOREST PRODUCTS -- 0.5%
         8   Bowater, Inc.                                                   263
         3   Georgia-Pacific Corp.                                            97
        13   International Paper Co.                                         449
        12   Temple-Inland, Inc.                                             398
             -------------------------------------------------------------------
                                                                           1,207
             -------------------------------------------------------------------

             PHARMACEUTICALS -- 7.2%
        41   Bristol-Myers Squibb Co.                                      1,071
        46   Eli Lilly & Co.                                               2,679
        32   Forest Laboratories, Inc.*                                    1,127
        93   Johnson & Johnson                                             6,363
         3   Medco Health Solutions, Inc.*                                   148
         3   Medicis Pharmaceutical Corp., Class A                            87
        10   Merck & Co., Inc.                                               323
        15   OSI Pharmaceuticals, Inc.*                                      729
       129   Pfizer, Inc.                                                  3,499
        41   Schering-Plough Corp.                                           849
        11   Sepracor, Inc.*                                                 629
         3   Watson Pharmaceuticals, Inc.*                                    81
        31   Wyeth                                                         1,401
             -------------------------------------------------------------------
                                                                          18,986
             -------------------------------------------------------------------

             PIPELINES -- 0.0%
        32   Dynegy, Inc., Class A*                                          108

             REAL ESTATE INVESTMENT TRUST -- 0.5%
         4   Camden Property Trust                                           199
         8   CarrAmerica Realty Corp.                                        248
         7   Equity Office Properties Trust                                  217
         6   MACK-CALI Realty Corp.                                          246
         9   ProLogis                                                        341
             -------------------------------------------------------------------
                                                                           1,251
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             RESTAURANTS/FOOD SERVICES -- 0.9%
        55   McDonald's Corp.                                       $      1,624
         3   Wendy's International, Inc.                                     119
        12   Yum! Brands, Inc.                                               568
             -------------------------------------------------------------------
                                                                           2,311
             -------------------------------------------------------------------

             RETAILING -- 5.4%
        12   Abercrombie & Fitch Co., Class A                                665
        18   Bed Bath & Beyond, Inc.*                                        655
         3   Best Buy Co., Inc.                                              136
         8   Costco Wholesale Corp.                                          308
        11   CVS Corp.                                                       573
         4   Family Dollar Stores, Inc.                                      119
         8   Federated Department Stores, Inc.                               437
        71   Home Depot, Inc.                                              2,525
        16   Kohl's Corp.*                                                   739
        41   Lowe's Companies, Inc.                                        2,140
        43   Staples, Inc.                                                   819
        23   Target Corp.                                                  1,083
        11   The Gap, Inc.                                                   240
         9   The TJX Companies, Inc.                                         204
        72   Wal-Mart Stores, Inc.                                         3,390
         4   Walgreen Co.                                                    185
             -------------------------------------------------------------------
                                                                          14,218
             -------------------------------------------------------------------

             SEMI-CONDUCTORS -- 2.6%
        63   Altera Corp.*                                                 1,301
        43   Analog Devices, Inc.                                          1,460
        28   Applied Materials, Inc.*                                        413
        89   Intel Corp.                                                   2,090
         8   Intersil Corp., Class A                                         131
         3   KLA-Tencor Corp.                                                117
         1   Linear Technology Corp.                                          32
         4   QLogic Corp.*                                                   143
         2   Texas Instruments, Inc.                                          57
        39   Xilinx, Inc.                                                  1,058
             -------------------------------------------------------------------
                                                                           6,802
             -------------------------------------------------------------------

             SHIPPING/TRANSPORTATION -- 1.4%
        16   CSX Corp.                                                       651
         5   FedEx Corp.                                                     463
        17   Norfolk Southern Corp.                                          518
        28   United Parcel Service, Inc., Class B                          2,018
             -------------------------------------------------------------------
                                                                           3,650
             -------------------------------------------------------------------

             STEEL -- 0.3%
        18   United States Steel Corp.                              $        761

             TELECOMMUNICATIONS -- 3.2%
        20   AT&T Corp.                                                      385
        12   BellSouth Corp.                                                 323
        32   Nextel Communications, Inc., Class A*                           887
       106   SBC Communications, Inc.                                      2,529
         2   SpectraSite, Inc.*                                              123
        25   Sprint Corp.-- FON Group                                        564
       104   Verizon Communications, Inc.                                  3,735
             -------------------------------------------------------------------
                                                                           8,546
             -------------------------------------------------------------------

             TELECOMMUNICATIONS EQUIPMENT-- 2.0%
        95   Corning, Inc.*                                                1,305
        75   Motorola, Inc.                                                1,152
        82   QUALCOMM, Inc.                                                2,853
             -------------------------------------------------------------------
                                                                           5,310
             -------------------------------------------------------------------

             TOYS & GAMES -- 0.3%
         9   Hasbro, Inc.                                                    172
        30   Mattel, Inc.                                                    548
             -------------------------------------------------------------------
                                                                             720
             -------------------------------------------------------------------

             UTILITIES -- 3.4%
        36   CMS Energy Corp.*                                               465
        20   Constellation Energy Group, Inc.                              1,025
        18   Dominion Resources, Inc.                                      1,335
        28   Edison International                                          1,009
        11   Entergy Corp.                                                   792
         5   FirstEnergy Corp.                                               209
        16   FPL Group, Inc.                                                 637
        24   PG&E Corp.                                                      849
        36   Pinnacle West Capital Corp.                                   1,491
         6   PPL Corp.                                                       309
        58   XCEL Energy, Inc.                                               999
             -------------------------------------------------------------------
                                                                           9,120
             -------------------------------------------------------------------

             Total Common Stocks                                         262,691
             (Cost $236,464)
             -------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             WARRANT -- 0.0% ^

             TELECOMMUNICATIONS EQUIPMENT -- 0.0% ^
        11   Lucent Technologies, Inc.                              $          5
             -------------------------------------------------------------------
             Total Warrants                                                    5
             (Cost $0)
             -------------------------------------------------------------------
             Total Long-Term Investments
             (Cost $236,464)                                        $    262,696
             -------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 0.8%

             MONEY MARKET -- 0.8%
     2,210   JPMorgan Prime Money Market Fund (a)                          2,210
             (Cost $2,210)
             -------------------------------------------------------------------
             TOTAL INVESTMENTS-- 99.9%                              $    264,906
             (COST $238,674)
             OTHER ASSETS IN EXCESS OF
             LIABILITIES -- 0.1%                                             135
             -------------------------------------------------------------------
             NET ASSETS -- 100.0%                                   $    265,041
             -------------------------------------------------------------------

             Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN TAX AWARE ENHANCED INCOME FUND

PORTFOLIO OF INVESTMENTS         AS OF APRIL 30, 2005                (Unaudited)

(Amounts in thousands)

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 38.3%

             PREFERRED STOCK -- 1.5%
      5      Zurich RegCaPS Funding Trust IV,
             3.80%, FRN, #
             (Cost $4,391)                                          $      4,470

PRINCIPAL
AMOUNT
--------------------------------------------------------------------------------
             STATE AND MUNICIPAL OBLIGATIONS -- 18.9%

             ALABAMA -- 1.7%
$    5,000   Jefferson County, Limited Obligation,
             Ser. A, Rev., 5.00%, 01/01/08                                 5,235

             CALIFORNIA -- 0.5%
     1,600   Sacramento County Sanitation District,
             Ser. A, Rev., 5.88%, 12/01/27                                 1,645

             MAINE -- 0.5%
     1,500   Maine Veterans Homes, Rev., (p),
             7.75%, 10/01/20                                               1,559

             MULTIPLE STATES -- 0.4%
     1,215   MBIA Capital Corp., FLOATS,
             Ser. PL-10, Rev., Adj., MBIA,
             3.09%, 01/14/16                                               1,215

             NEW JERSEY -- 2.7%
     6,580   New Jersey Economic Development
             Authority, Cigarette Tax, Rev.,
             5.00%, 06/15/07                                               6,866

     1,350   New Jersey Economic Development
             Authority, North Jersey Port District,
             Rev., AMBAC, 7.13%, 02/15/08                                  1,457
             -------------------------------------------------------------------
                                                                           8,323
             -------------------------------------------------------------------

             NEW YORK -- 3.5%
    10,000   New York City Municipal Water Finance
             Authority, Water & Sewer System,
             Ser. B, Rev., MBIA, 5.80%, 06/15/29                          10,651

             PENNSYLVANIA -- 0.5%
$    1,500   Pennsylvania Higher Educational
             Facilties Authority, University of
             Pennsylvania, Health System,
             Ser. A, Rev., 5.00%, 08/15/07                          $      1,556

             TEXAS -- 0.7%
     2,000   Lewisville, Texas, Combination
             Contract, Special Assessment,
             Castle Hills No. 3 Project, Rev., (p),
             4.13%, 05/01/31                                               2,038

             WASHINGTON -- 0.7%
     2,000   Washington Health Care Facilities
             Authority, Multicare Health System,
             Rev., MBIA, 5.00%, 08/15/06                                   2,051

             WISCONSIN -- 7.7%
     6,250   Wisconsin Health & Educational
             Facilities Authority, Ser. 1999A, Rev.,
             Adj., 4.45%, 05/01/29                                         6,290
     3,530   Wisconsin State Health & Educational
             Facilities Authority, Hospital Charity
             Obligation Group, Ser. D,
             Rev., Adj., (p), 4.90%, 11/01/15                              3,571
     3,075   Wisconsin State Health & Educational
             Facilities Authority, Ministry Health Care,
             Inc., Rev., 3.40%, 05/15/07                                   3,063
     5,680   Wisconsin State Health & Educational
             Facilities Authority, Ministry Health
             Care, Inc., Ser. B, Rev., 3.50%, 05/15/07                     5,610
     5,000   Wisconsin State Health & Educational
             Facilities, Adj., 2.99%, 12/31/50, #                          5,000
             -------------------------------------------------------------------
                                                                          23,534
             -------------------------------------------------------------------
             Total State and Municipal Obligations                        57,807
             (Cost $58,238)
             -------------------------------------------------------------------

             CORPORATE NOTES & BONDS -- 12.1%
             FINANCIAL SERVICES -- 12.1%

             Counts Trusts,
     8,250   3.57%, 08/15/07,
             Ser. 2002-10, FRN, #                                          8,311

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             FINANCIAL SERVICES -- CONTINUED
$    8,250   3.62%, 08/15/07, Ser. 2002-11, FRN, #                  $      8,315
     9,200   Sigma Finance, Inc., 3.71%,
             09/15/06, MTN, FRN                                            9,193
    11,100   Special Purpose Accounts Receivable
             Cooperative Corp., 3.06%, 11/21/07,
             Ser. 2004-4, FRN, #                                          11,101
             -------------------------------------------------------------------
                                                                          36,920
             -------------------------------------------------------------------
             Total Corporate Notes & Bonds                                36,920
             (Cost $36,800)
             -------------------------------------------------------------------

             RESIDENTIAL MORTGAGE BACKED SECURITIES -- 3.8%
             COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.8%
     3,600   Federal National Mortgage Association,
             3.52%, 06/25/32, Ser. 2002-36,
             Class FS, FRN                                                 3,632
       689   Government National Mortgage
             Association, 3.40%, 12/20/30,
             Ser. 2000-38, Class F, FRN                                      692
     7,254   Indymac Index Mortgage Loan Trust,
             3.46%, 09/25/34, Ser. 2004-AR7,
             Class A1, FRN                                                 7,268
             -------------------------------------------------------------------
                                                                          11,592
             -------------------------------------------------------------------
             Total Residential Mortgage
             Backed Securities                                            11,592
             (Cost $11,544)
             -------------------------------------------------------------------

             ASSET BACKED SECURITY -- 2.0%
     6,200   Countrywide Asset-Backed
             Certificates, 3.52%, 02/25/34,
             Ser. 2004-BC1, Class M1, FRN
             (Cost $6,200)                                                 6,200
             -------------------------------------------------------------------
             Total Long-Term Investments                                 116,989
             (Cost $117,173)
             -------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 55.5%

             STATE AND MUNICIPAL OBLIGATIONS -- 55.2%

             CALIFORNIA -- 5.0%
     1,000   Chela Financial USA, Inc., California
             Student Loan, ACES, Senior Ser. C-4,
             Rev., FRDO, 3.19%, 06/07/05                                   1,000

$    8,500   Long Beach, California, Health
             Facilities, Memorial Health
             Services, Rev., FRDO,
             2.95%, 06/01/05                                        $      8,500
     5,900   Metropolitan Water District of
             Southern California, Waterworks,
             Ser. C-3, Rev., FRDO, 2.98%, 05/26/05                         5,900
             -------------------------------------------------------------------
                                                                          15,400
             -------------------------------------------------------------------

             COLORADO -- 0.1%
       350   Colorado Housing & Finance Authority,
             Multi-Family Housing, Class 1-B1, Rev.,
             FRDO, 3.04%, 06/01/05                                           350

             GEORGIA -- 1.0%
     2,900   Fulton County Development Authority,
             Lovett School Project, Rev., FRDO,
             3.00%, 05/25/05                                               2,900

             ILLINOIS -- 1.4%
     4,300   Galesburg, Illinois, Knox College
             Project, Rev., FRDO, 3.08%, 05/26/05                          4,300

             KENTUCKY-- 7.8%
     1,000   Ashland, Kentucky, PCR, 7&7-
             Ashland Oil, Inc. Project, Rev., FRDO,
             2.95%, 05/19/05                                               1,000
    10,000   Kenton County Airport Board,
             Special Facilities, Airis Cincinnatti LLC,
             Ser. A, Rev., FRDO, 3.10%, 05/26/05                          10,000
    13,175   Owensboro, Kentucky, Mercy Health
             Systems, Ser. B, Rev., FRDO, MBIA,
             2.80%, 06/22/05                                              13,174
             -------------------------------------------------------------------
                                                                          24,174
             -------------------------------------------------------------------

             MARYLAND -- 6.6%
    20,000   Baltimore, Maryland, Public
             Improvement, Ser. A, GO, CONS,
             FRDO, FSA, 2.75%, 06/22/05                                   20,000

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             MICHIGAN -- 2.6%
$    8,000   Detroit Building Authority,
             Parking & Arena Systems,
             Ser. A, Rev., FRDO, MBIA,
             2.75%, 06/22/05                                        $      8,000

             MISSOURI -- 2.9%
     8,900   St. Joseph IDA, Health Facilitites,
             Heartland Regional Medical Center,
             Ser. B, Rev., FRDO, AMBAC,
             2.85%, 06/23/05                                               8,900

             MONTANA -- 2.6%
     7,900   Montana Higher Education Student
             Assistance Corp., Student Loan,
             Senior Ser. A, Rev., FRDO,
             2.80%, 06/16/05                                               7,900

             NEW JERSEY -- 0.8%
     2,350   New Jersey Economic Development
             Authority, Economic Improvements,
             FLOATS, Ser. 980, Rev., FRDO,
             3.39%, 05/26/05, #                                            2,350

             NEW YORK -- 4.8%
    14,625   New York City IDA, Special
             Facilities, FLOATS, Ser. 921,
             Rev., FRDO, 3.19%, 05/26/05                                  14,625
         1   New York State Environmental
             Facilities Corp., Clean Water &
             Drinking, FLOATS, Ser. 731, Rev.,
             FRDO, 3.01%, 05/26/05                                             1
             -------------------------------------------------------------------
                                                                          14,626
             -------------------------------------------------------------------

             NORTH DAKOTA -- 0.7%
     2,000   Underwood, North Dakota, PCR,
             Cooperative Power Association
             Project, Ser. A, Rev., FRDO,
             3.00%, 06/01/05                                               2,000

             PENNSYLVANIA -- 5.8%
$   12,750   Bucks County IDA, Hospital, Grand
             View Hospital, Ser. A, Rev., FRDO,
             AMBAC, 2.80%, 06/23/05                                 $     12,750
     5,000   Pennsylvania State Higher Educational
             Facilities Authority, University of
             Pittsburgh Medical Center, Sub Ser. C-2,
             Rev., FRDO, 2.90%, 06/03/05                                   5,000
             -------------------------------------------------------------------
                                                                          17,750
             -------------------------------------------------------------------

             RHODE ISLAND -- 0.8%
     2,500   Rhode Island Housing & Mortgage
             Finance Corp., Hometown
             Opportunity Notes, Ser. 41-C, Rev.,
             3.38%, 11/01/05                                               2,506

             SOUTH CAROLINA -- 3.3%
    10,000   South Carolina State, Education
             Assistance Authority, Student Loan,
             Senior Lien, ACES, Ser. A-1,
             Rev., 3.00%, 06/29/05                                        10,000

             TENNESSEE -- 6.4%
    10,200   Blount County Public Building
             Authority, Local Government Public
             Improvement, Ser. C-1-A, Rev.,
             FRDO, 2.85%, 06/23/05                                        10,200
     9,375   Knox County Health Educational &
             Housing Facilities Board, Hospital
             Facilities, Catholic Healthcare
             Partners, Ser. C4, Rev., FRDO,
             AMBAC, 2.85%, 06/24/05                                        9,375
             -------------------------------------------------------------------
                                                                          19,575
             -------------------------------------------------------------------

             TEXAS -- 1.0%
     3,000   Corpus Christi Industrial
             Development Corp., IDR,
             Dedietrich USA, Inc. Project,
             Rev., FRDO, 3.15%, 06/01/05                                   3,000

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             WASHINGTON -- 1.3%
$    3,920   Washington State Higher Education
             Facilities Authority, Seattle Pacific
             University Project, Ser. A,
             Rev., FRDO, 3.00%, 05/26/05                            $      3,920

             WEST VIRGINIA -- 0.3%
       800   Morgantown, West Virginia, Sewer
             Systems, Rev., (p), 7.25%, 06/01/05                             803
             -------------------------------------------------------------------
             Total State and Municipal Obligations                       168,454
             (Cost $168,455)
             -------------------------------------------------------------------

SHARES
--------------------------------------------------------------------------------
             MONEY MARKET FUND -- 0.3%
       878   JPMorgan Tax Free Money
             Market Fund, (a)                                                878
             (Cost $878)
             -------------------------------------------------------------------
             Total Short-Term Investments                                169,332
             (Cost $169,333)
             -------------------------------------------------------------------

             TOTAL INVESTMENTS -- 93.8%                             $    286,321
             (COST $286,506)
             OTHER ASSETS IN EXCESS OF
             LIABILITIES -- 6.2%                                          18,853
             -------------------------------------------------------------------
             NET ASSETS -- 100.0%                                   $    305,174
             -------------------------------------------------------------------

             Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN TAX AWARE LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS         AS OF APRIL 30, 2005                (Unaudited)

(Amounts in thousands)

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.7%

             COMMON STOCKS -- 99.7%

             ADVERTISING -- 1.2%
        13   Getty Images, Inc.*                                    $        901
        28   Lamar Advertising Co., Class A*                               1,050
             -------------------------------------------------------------------
                                                                           1,951
             -------------------------------------------------------------------

             AEROSPACE -- 0.8%
        12   General Dynamics Corp.                                        1,249

             BIOTECHNOLOGY -- 3.5%
        44   Amgen, Inc.*                                                  2,538
        14   Genentech, Inc.*                                                983
        27   Gilead Sciences, Inc.*                                          999
        36   Medimmune, Inc.*                                                914
             -------------------------------------------------------------------
                                                                           5,434
             -------------------------------------------------------------------

             BROADCASTING/CABLE -- 0.5%
        26   XM Satellite Radio Holdings, Inc., Class A*                     721

             BUSINESS SERVICES -- 6.2%
        27   Accenture LTD (Bermuda), Class A*                               579
        42   Affiliated Computer Services, Inc., Class A*                  1,982
        28   Apollo Group, Inc., Class A*                                  2,036
        51   Automatic Data Processing, Inc.                               2,221
        29   Iron Mountain, Inc.*                                            858
        37   Robert Half International, Inc.                                 916
        17   The Corporate Executive Board Co.                             1,142
             -------------------------------------------------------------------
                                                                           9,734
             -------------------------------------------------------------------

             CHEMICALS -- 0.8%
        27   Praxair, Inc.                                                 1,263

             COMPUTER NETWORKS -- 4.2%
       265   Cisco Systems, Inc.*                                          4,576
        51   Juniper Networks, Inc.*                                       1,150
        34   Network Appliance, Inc.*                                        907
             -------------------------------------------------------------------
                                                                           6,633
             -------------------------------------------------------------------

             COMPUTER SOFTWARE -- 5.7%
         9   Adobe Systems, Inc.                                             511
        13   Mercury Interactive Corp.*                                      539
       247   Microsoft Corp.                                               6,253
       139   Oracle Corp.*                                                 1,610
             -------------------------------------------------------------------
                                                                           8,913
             -------------------------------------------------------------------

             COMPUTERS/COMPUTER HARDWARE -- 3.7%
        16   Apple Computer, Inc.*                                  $        563
        96   Dell, Inc.*                                                   3,339
        85   EMC Corp.*                                                    1,115
        12   Research In Motion LTD (Canada)*                                765
             -------------------------------------------------------------------
                                                                           5,782
             -------------------------------------------------------------------

             CONSUMER PRODUCTS -- 4.9%
        92   Procter & Gamble Co.                                          4,987
        52   The Gillette Co.                                              2,672
             -------------------------------------------------------------------
                                                                           7,659
             -------------------------------------------------------------------

             CONSUMER SERVICES -- 1.0%
        58   Education Management Corp.*                                   1,625

             DIVERSIFIED -- 3.4%
        91   General Electric Co.                                          3,279
        65   Tyco International LTD (Bermuda)                              2,037
             -------------------------------------------------------------------
                                                                           5,316
             -------------------------------------------------------------------

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 1.4%
        74   PerkinElmer, Inc.                                             1,369
        65   Symbol Technologies, Inc.                                       866
             -------------------------------------------------------------------
                                                                           2,235
             -------------------------------------------------------------------

             ENTERTAINMENT/LEISURE -- 1.4%
        30   Carnival Corp.                                                1,485
        26   International Game Technology                                   696
             -------------------------------------------------------------------
                                                                           2,181
             -------------------------------------------------------------------

             FINANCIAL SERVICES -- 5.2%
        11   Chicago Mercantile Exchange                                   2,128
        26   Freddie Mac                                                   1,585
        52   MBNA Corp.                                                    1,035
        17   Morgan Stanley                                                  881
       131   The Charles Schwab Corp.                                      1,359
        30   The First Marblehead Corp.*                                   1,157
             -------------------------------------------------------------------
                                                                           8,145
             -------------------------------------------------------------------

             FOOD/BEVERAGE PRODUCTS -- 2.8%
        34   Sysco Corp.                                                   1,173
        75   The Coca-Cola Co.                                             3,275
             -------------------------------------------------------------------
                                                                           4,448
             -------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             HEALTH CARE/HEALTH CARE SERVICES -- 6.0%
        46   Boston Scientific Corp.*                               $      1,368
        44   Cytyc Corp.*                                                    937
        18   Guidant Corp.                                                 1,325
        35   Laboratory Corp. of America Holdings*                         1,748
        32   UnitedHealth Group, Inc.                                      3,061
        10   Zimmer Holdings, Inc.*                                          848
             -------------------------------------------------------------------
                                                                           9,287
             -------------------------------------------------------------------

             INSURANCE -- 1.3%
        18   American International Group, Inc.                              934
        32   Willis Group Holdings LTD (United Kingdom)                    1,064
             -------------------------------------------------------------------
                                                                           1,998
             -------------------------------------------------------------------

             INTERNET SERVICES/SOFTWARE -- 4.1%
        43   eBay, Inc.*                                                   1,370
         8   Google, Inc., Class A*                                        1,716
        37   VeriSign, Inc.*                                                 970
        67   Yahoo!, Inc.*                                                 2,327
             -------------------------------------------------------------------
                                                                           6,383
             -------------------------------------------------------------------

             MANUFACTURING -- 0.5%
        11   Roper Industries, Inc.                                          738

             MULTI-MEDIA -- 2.2%
        31   EchoStar Communications Corp., Class A                          886
       155   Liberty Media Corp., Class A*                                 1,561
        31   Viacom, Inc., Class B                                         1,057
             -------------------------------------------------------------------
                                                                           3,504
             -------------------------------------------------------------------

             OFFICE/BUSINESS EQUIPMENT -- 0.7%
        80   Xerox Corp.*                                                  1,059

             OIL & GAS -- 3.1%
        21   Anadarko Petroleum Corp.                                      1,562
        17   Newfield Exploration Co.*                                     1,242
        34   Smith International, Inc.                                     1,975
             -------------------------------------------------------------------
                                                                           4,779
             -------------------------------------------------------------------

             PHARMACEUTICALS -- 13.1%
        49   Abbott Laboratories                                           2,426
        17   Eli Lilly & Co.                                               1,013
        20   Forest Laboratories, Inc.*                             $        707
       112   Johnson & Johnson                                             7,654
       22O   SI Pharmaceuticals, Inc.*                                     1,053
       154   Pfizer, Inc.                                                  4,185
        57   Schering-Plough Corp.                                         1,191
        27   Sepracor, Inc.*                                               1,589
        14   Wyeth                                                           638
             -------------------------------------------------------------------
                                                                          20,456
             -------------------------------------------------------------------

             RETAILING -- 10.0%
        23   CDW Corp.                                                     1,282
        21   Costco Wholesale Corp.                                          871
        22   CVS Corp.                                                     1,139
        95   Home Depot, Inc.                                              3,370
        32   Kohl's Corp.*                                                 1,508
        17   MSC Industrial Direct Co., Class A                              456
        38   PETSMART, Inc.                                                1,007
        81   Staples, Inc.                                                 1,540
        40   Target Corp.                                                  1,877
        55   Wal-Mart Stores, Inc.                                         2,611
             -------------------------------------------------------------------
                                                                          15,661
             -------------------------------------------------------------------

             SEMI-CONDUCTORS -- 4.7%
        61   Altera Corp.*                                                 1,269
        42   Analog Devices, Inc.                                          1,416
       140   Intel Corp.                                                   3,291
        14   KLA - Tencor Corp.                                              554
        23   Linear Technology Corp.                                         828
             -------------------------------------------------------------------
                                                                           7,358
             -------------------------------------------------------------------

             SHIPPING/TRANSPORTATION -- 1.0%
        30   Expeditors International of Washington, Inc.                  1,491

             STEEL -- 0.5%
        19   United States Steel Corp.                                       799

             TELECOMMUNICATIONS -- 3.0%
       136   Crown Castle International Corp.*                             2,187
        55   Nextel Communications, Inc., Class A*                         1,530
        45   Sprint Corp.-- FON Group                                      1,003
             -------------------------------------------------------------------
                                                                           4,720
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             TELECOMMUNICATIONS EQUIPMENT -- 2.8%
        81   Corning, Inc.*                                         $      1,108
        42   Motorola, Inc.                                                  649
        74   QUALCOMM, Inc.                                                2,589
             -------------------------------------------------------------------
                                                                           4,346
             -------------------------------------------------------------------
             Total Common Stocks                                         155,868
             (Cost $136,822)
             -------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 0.7%

             MONEY MARKET -- 0.7%
     1,131   JPMorgan Prime Money Market Fund                              1,131
             (Cost $1,131)
             -------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.4%                            $    156,999
             (COST $137,953)
             LIABILITIES IN EXCESS OF OTHER
             ASSETS -- (0.4)%                                               (583)
             -------------------------------------------------------------------
             NET ASSETS -- 100.0%                                   $    156,416
             -------------------------------------------------------------------

             Percentages indicated are based on net assets.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN TAX AWARE LARGE CAP VALUE FUND

PORTFOLIO OF INVESTMENTS         AS OF APRIL 30, 2005                (Unaudited)

(Amounts in thousands)

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.3%

             COMMON STOCKS -- 97.8%

             AEROSPACE -- 1.6%
       277   Raytheon Co.                                           $     10,399

             APPLIANCES -- 0.9%
        95   Whirlpool Corp.                                               5,865

             AUTOMOTIVE -- 1.8%
       203   Johnson Controls, Inc.                                       11,117

             BANKING -- 9.7%
       500   Bank of America Corp.                                        22,502
       395   North Fork Bancorporation, Inc.                              11,118
       229   State Street Corp.                                           10,582
       280   U.S. Bancorp                                                  7,798
       153   Wells Fargo & Co.                                             9,177
             -------------------------------------------------------------------
                                                                          61,177
             -------------------------------------------------------------------

             BUSINESS SERVICES -- 1.5%
       445   Accenture LTD (Bermuda), Class A*                             9,646

             CHEMICALS -- 3.0%
       281   Praxair, Inc.                                                13,164
       140   Valspar Corp.                                                 5,794
             -------------------------------------------------------------------
                                                                          18,958
             -------------------------------------------------------------------

             COMPUTER SOFTWARE -- 1.0%
       243   Microsoft Corp.                                               6,155

             COMPUTERS/COMPUTER HARDWARE -- 2.0%
       623   Hewlett-Packard Co.                                          12,743

             CONSTRUCTION MATERIALS -- 3.9%
       396   American Standard Companies, Inc.                            17,687
       127   Lafarge North America, Inc.                                   7,039
             -------------------------------------------------------------------
                                                                          24,726
             -------------------------------------------------------------------

             CONSUMER PRODUCTS -- 2.2%
       212   Altria Group, Inc.                                           13,799

             DIVERSIFIED -- 7.3%
       864   General Electric Co.                                         31,284
       484   Tyco International LTD (Bermuda)                             15,158
             -------------------------------------------------------------------
                                                                          46,442
             -------------------------------------------------------------------

             ENVIRONMENTAL SERVICES -- 0.2%
        87   Nalco Holding Co.*                                     $      1,571

             FINANCIAL SERVICES -- 13.2%
       278   CIT Group, Inc.                                              11,202
       632   Citigroup, Inc.                                              29,656
       198   Freddie Mac                                                  12,149
        88   Goldman Sachs Group, Inc.                                     9,419
       257   MBNA Corp.                                                    5,070
       149   Merrill Lynch & Co., Inc.                                     8,047
       145   Morgan Stanley                                                7,646
             -------------------------------------------------------------------
                                                                          83,189
             -------------------------------------------------------------------

             FOOD/BEVERAGE PRODUCTS -- 3.2%
       263   Kraft Foods, Inc., Class A                                    8,520
        81   Molson Coors Brewing Co., Class B                             4,996
       157   The Coca-Cola Co.                                             6,829
             -------------------------------------------------------------------
                                                                          20,345
             -------------------------------------------------------------------

             HEALTH CARE/HEALTH CARE SERVICES -- 0.9%
       195   Boston Scientific Corp.*                                      5,774

             INSURANCE -- 5.6%
       179   AMBAC Financial Group, Inc.                                  11,952
       238   RenaissanceRe Holdings LTD (Bermuda)                         10,660
       115   Torchmark Corp.                                               6,118
       196   Willis Group Holdings LTD (United Kingdom)                    6,560
             -------------------------------------------------------------------
                                                                          35,290
             -------------------------------------------------------------------

             MACHINERY & ENGINEERING EQUIPMENT -- 0.9%
        95   Deere & Co.                                                   5,960

             MANUFACTURING -- 1.2%
       204   Honeywell International, Inc.                                 7,306

             METALS/MINING -- 0.9%
       205   Alcoa, Inc.                                                   5,952

             MULTI-MEDIA -- 4.3%
       317   Comcast Corp., Special Class A*                              10,065
       152   Gannett Co., Inc.                                            11,719
       161   Viacom, Inc., Class B                                         5,557
             -------------------------------------------------------------------
                                                                          27,341
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             OFFICE/BUSINESS EQUIPMENT -- 0.9%
       447   Xerox Corp.*                                           $      5,924

             OIL & GAS -- 11.0%
       191   ChevronTexaco Corp.                                           9,936
       159   ConocoPhillips                                               16,661
       138   Devon Energy Corp.                                            6,211
       530   Exxon Mobil Corp.                                            30,215
       110   Royal Dutch Petroleum Co., N.Y. Registered
             Shares (The Netherlands)                                      6,378
             -------------------------------------------------------------------
                                                                          69,401
             -------------------------------------------------------------------

             PHARMACEUTICALS -- 4.9%
       205   GlaxoSmithKline PLC (United Kingdom), ADR                    10,352
       143   Johnson & Johnson                                             9,787
       202   Pfizer, Inc.                                                  5,475
       118   Wyeth                                                         5,302
             -------------------------------------------------------------------
                                                                          30,916
             -------------------------------------------------------------------

             RESTAURANTS/FOOD SERVICES -- 1.2%
       258   McDonald's Corp.                                              7,574

             RETAILING -- 4.0%
        83   AutoZone, Inc.*                                               6,889
       190   CVS Corp.                                                     9,795
       385   The TJX Companies, Inc.                                       8,723
             -------------------------------------------------------------------
                                                                          25,407
             -------------------------------------------------------------------

             TELECOMMUNICATIONS -- 3.9%
       181   Avaya, Inc.*                                                  1,571
       374   SBC Communications, Inc.                                      8,894
       389   Verizon Communications, Inc.                                 13,923
             -------------------------------------------------------------------
                                                                          24,388
             -------------------------------------------------------------------

             TEXTILES -- 1.0%
        79   Mohawk Industries, Inc.*                                      6,178

             UTILITIES -- 5.6%
        95   Dominion Resources, Inc.                                      7,133
       135   Edison International                                          4,890
       104   Entergy Corp.                                                 7,601
       150   FPL Group, Inc.                                               6,123
       178   PPL Corp.                                              $      9,663
             -------------------------------------------------------------------
                                                                          35,410
             -------------------------------------------------------------------
             Total Common Stocks                                         618,953
             (Cost $559,981)
             -------------------------------------------------------------------

             PREFERRED STOCKS -- 1.5%
             FINANCIAL SERVICES -- 0.5%

          ^^ Federal National Mortgage Association                         3,246

             OIL & GAS -- 1.0%
         7   EL Paso Corp.,                                                6,537
             -------------------------------------------------------------------
             Total Preferred Stocks                                        9,783
             (Cost $10,325)
             -------------------------------------------------------------------
             Total Long-Term Investments                                 628,736
             (Cost $570,306)
             -------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.6%

             MONEY MARKET -- 0.6%
     3,874   JPMorgan Prime Money Market Fund (a)                          3,874
             -------------------------------------------------------------------
             Total Short-Term Investments                                  3,874
             (Cost $3,874)
             -------------------------------------------------------------------

             TOTAL INVESTMENTS -- 99.9%                             $    632,610
             (COST $574,180)
             OTHER ASSETS IN EXCESS OF
             LIABILITIES -- 0.1%                                             398
             -------------------------------------------------------------------
             NET ASSETS -- 100.0%                                   $    633,008
             -------------------------------------------------------------------

             Percentages indicated are based on net assets.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN TAX AWARE SHORT-INTERMEDIATE INCOME FUND

PORTFOLIO OF INVESTMENTS                AS OF APRIL 30, 2005

(Amounts in thousands)

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 92.5%

             PREFERRED STOCK -- 0.5%

             FINANCIAL SERVICES -- 0.5%
         3   Pinto Totta International Finance,
             7.77%, FRN, #                                          $      3,684
             (Cost $3,903)

PRINCIPAL
AMOUNT
--------------------------------------------------------------------------------
             STATE AND MUNICIPAL OBLIGATIONS -- 79.1%

             ALABAMA -- 1.1%
$    5,000   Jefferson County, Limited Obligation,
             Ser. A, Rev., 5.00%, 01/01/09                                 5,302
     2,620   Jefferson County, Limited Obligation,
             Ser. A, Rev., 5.00%, 01/01/10                                 2,801
             -------------------------------------------------------------------
                                                                           8,103
             -------------------------------------------------------------------

             ARIZONA -- 1.2%
     6,500   Arizona School Facilities Board,
             State School Facilities Improvement,
             Rev., 4.50%, 07/01/05                                         6,521
     1,500   Maricopa County Pollution
             Control Corp., PCR, Southern
             California Edison Co., Ser. A, Rev., Adj.,
             2.90%, 06/01/35                                               1,457
     1,000   Maricopa County School District
             No. 6-Washington Elementary,
             Ser. B, GO, 7.10%, 07/01/06                                   1,048
             -------------------------------------------------------------------
                                                                           9,026
             -------------------------------------------------------------------

             CALIFORNIA -- 4.9%
    10,000   California State, Economic Recovery,
             Ser. B, GO, Adj., 5.00%, 07/01/23                            10,569
     5,000   California State, Economic Recovery,
             Ser. B, GO, Adj., 5.00%, 07/01/23                             5,211
     1,000   California State, GO, 7.00%, 08/01/07                         1,088
    10,000   California State, Ser. A, Rev., RAN,
             3.00%, 3.00%, 6/30/05 06/30/05                               10,005
     3,500   California Statewide Communities
             Development Authority, Kaiser
             Permanente, Ser. F, Rev., Adj.,
             2.30%, 04/01/33                                               3,427
     5,000   California Statewide Communities
             Development Authority, Kaiser
             Permanente, Ser. G, Rev., Adj.,
             2.30%, 04/01/34                                               4,896
$    1,000   Central Valley School District
             Financing Authority, Ser. A, Rev., MBIA,
             6.20%, 02/01/10                                        $      1,138
     1,200   Sacramento County Sanitation
             District, Ser. A, Rev., 5.88%, 12/01/27                       1,233
             -------------------------------------------------------------------
                                                                          37,567
             -------------------------------------------------------------------

             COLORADO -- 0.3%
     2,500   Colorado Health Facilities Authority,
             Evangelical Lutheran, Ser. B, Rev., Adj.,
             3.75%, 06/01/34                                               2,477

             CONNECTICUT -- 1.0%
     2,000   Connecticut Resource Recovery
             Authority, American Ref-Fuel Co.,
             Ser. A, Rev., MBIA, 5.50%, 11/15/05                           2,029
     3,000   Connecticut State Development
             Authority, PCR, Ser. A, Rev., Adj.,
             AMBAC, 3.35%, 05/01/31                                        2,964
     2,850   Connecticut State,
             Ser. D, GO, MBIA, 5.00%, 12/01/09                             3,086
             -------------------------------------------------------------------
                                                                           8,079
             -------------------------------------------------------------------

             FLORIDA -- 1.7%
     1,000   Escambia County Health Facilities
             Authority, Ascension Health Credit,
             Ser. A, Rev., 5.00%, 11/15/06                                 1,029
     1,855   Escambia County Health Facilities
             Authority, Ascension Health Credit,
             Ser. A-1, Rev., (p), AMBAC,
             5.75%, 11/15/29                                               2,077
     9,200   Reedy Creek Improvement District,
             Florida Utilities, Ser. 2, Rev., MBIA,
             5.25%, 10/01/11                                              10,239
             -------------------------------------------------------------------
                                                                          13,345
             -------------------------------------------------------------------

             GEORGIA -- 1.2%
     1,680   Fulco Hospital Authority, Health
             Systems, Catholic Health East,
             Ser. A, Rev., RAC, MBIA, 5.50%, 11/15/08                      1,815

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             GEORGIA -- CONTINUED
$    7,000   Georgia State Road & Tollway Authority,
             Governors Transportation Choices,
             Rev., 5.00%, 03/01/08                                  $      7,417
             -------------------------------------------------------------------
                                                                           9,232
             -------------------------------------------------------------------

             ILLINOIS -- 3.3%
     2,625   Chicago, Illinois, Tax Increment, Pilsen
             Redevelopment, Ser. A, Tax Allocation,
             AMBAC, 4.35%, 06/01/13                                        2,613
     1,725   Cicero, Illinois, Tax Increment,
             Ser. A, GO, 5.00%, 01/01/12                                   1,876
     1,015   Cicero, Illinois, Tax Increment,
             Ser. A, GO, 5.00%, 01/01/13                                   1,107
     1,015   Grundy County School District No. 54
             Morris, Ser. A, GO, AMBAC,
             5.50%, 12/01/08                                               1,100
     2,500   Illinois Development Finance Authority,
             PCR, Illinois Power Company Project,
             Ser. A, Rev., (p), 7.38%, 07/01/21                            2,674
     1,350   Illinois Health Facilities Authority,
             University of Chicago Hospital System,
             Rev., MBIA, 5.00%, 08/15/07                                   1,410
     5,500   Illinois State, GO, FGIC, 5.13%, 12/01/10                     5,684
     8,500   Kane Cook & Du Page Counties School
             District No. 46, Elgin, GO, FSA,
             5.00%, 01/01/13                                               9,303
             -------------------------------------------------------------------
                                                                          25,767
             -------------------------------------------------------------------

             INDIANA -- 0.6%
     3,300   Indiana Transportation Finance
             Authority, Airport Facilities Lease,
             Ser. A, Rev., AMBAC, 6.00%, 11/01/06                          3,455
     1,010   St. Joseph County Hospital Authority,
             Health System, Ser. A, Rev., MBIA,
             5.50%, 08/15/08                                               1,083
             -------------------------------------------------------------------
                                                                           4,538
             -------------------------------------------------------------------

             IOWA -- 0.3%
     1,895   Iowa Finance Authority, Hospital Facility,
             Health System, Ser. A, Rev., MBIA,
             5.25%, 07/01/07                                               1,985

             KANSAS -- 1.7%
$    1,500   Burlington, Kansas, Environmental
             Improvement, Kansas City Power &
             Light, Rev., Adj., 4.75%, 09/01/15                     $      1,541
    10,000   Kansas State Department of
             Transportation, Highway, Ser. A, Rev., (p),
             5.75%, 09/01/13                                              11,264
             -------------------------------------------------------------------
                                                                          12,805
             -------------------------------------------------------------------

             KENTUCKY -- 0.1%
       640   Owensboro, Kentucky, Electric Light &
             Power, Rev., (p), 6.85%, 01/01/08                               677

             MARYLAND -- 8.1%
     2,000   Maryland State Health and Higher
             Educational Facilities Authority,
             Johns Hopkins Hospital, Ser. A, Rev.,
             4.50%, 08/01/05                                               2,009
     5,445   Maryland State, State & Local Facilities,
             Capital Improvement, Ser. A, GO,
             5.50%, 08/01/08                                               5,893
    11,525   Maryland State, State and Local
             Facilities, Second Series,
             GO, 5.00%, 08/01/07                                          12,083
     4,000   Northeast Waste Disposal Authority,
             Resource Recovery Revenue, Solid Waste,
             Montgomery County Resource Recovery
             Project, Ser. A, Rev., 6.00%, 07/01/07                        4,189
     5,410   Northeast Waste Disposal Authority,
             Resource Recovery Revenue,
             Solid Waste, Rev., AMBAC,
             5.25%, 04/01/09                                               5,787
     5,960   Prince Georges County, Public
             Improvement, Ser. C, GO, CONS,
             5.00%, 12/01/08                                               6,389
    12,440   University System of Maryland,
             Auxiliary Facilities & Tuition,
             Ser. A, Rev., 5.00%, 04/01/08                                13,195
    11,905   Washington Suburban Sanitation
             District, General Construction,
             GO, 5.00%, 06/01/11                                          13,109
             -------------------------------------------------------------------
                                                                          62,654
             -------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             MASSACHUSETTS -- 2.6%
$    5,000   Massachusetts Bay Transportation
             Authority, Sales Tax,  Ser. C, Rev.,
             5.25%, 07/01/13                                        $      5,591
     1,415   Massachusetts Bay Transportation
             Authority, Sales Tax, Ser. C, Rev.,
             6.00%, 07/01/06                                               1,466
     7,000   Massachusetts State, Federal Highway
             Improvements, Ser. A, Rev., GAN,
             5.75%, 06/15/15                                               7,788
     5,000   Massachusetts State, Federal Highway,
             Ser. A, Rev., GAN, 5.75%, 06/15/14                            5,563
             -------------------------------------------------------------------
                                                                          20,408
             -------------------------------------------------------------------

             MICHIGAN -- 3.0%
     6,425   Detroit, Michigan, Ser. A, GO, FSA,
             5.00%, 04/01/08                                               6,793
     8,545   Detroit, Michigan, Water Supply System,
             Ser. C, Rev., FGIC, 5.00%, 07/01/10                           9,251
     1,000   Michigan Higher Education Student Loan
             Authority, Student Loan, Ser. XVII-I, Rev.,
             AMBAC, 3.30%, 03/01/09                                          994
     1,000   Michigan State Hospital Finance
             Authority, Ascension Health Credit,
             Ser. A, Rev., (p), MBIA, 5.75%, 11/15/16                      1,117
     3,000   Michigan State Hospital Finance
             Authority, Ascension Health Credit,
             Ser. B, Rev., Adj., 5.38%, 11/15/33                           3,153
     1,000   Michigan State, GO, 5.25%, 12/01/10                           1,106
     1,000   Michigan Strategic Fund, Dow Chemical
             Project, Rev., Adj., 4.60%,
             06/01/14                                                      1,034
             -------------------------------------------------------------------
                                                                          23,448
             -------------------------------------------------------------------

             MISSISSIPPI -- 0.3%
     2,300   Mississippi Business Finance Corp.,
             Solid Waste Disposal, Waste
             Management, Inc. Project, Rev.,
             Adj., 2.30%, 03/01/27                                         2,276

             MISSOURI -- 0.7%
     5,000   Missouri State, Building,
             Ser. A, GO, 5.00%, 10/01/08                                   5,346

             NEW JERSEY -- 5.7%
$    2,550   New Jersey Economic Development
             Authority, Cigarette Tax, Rev.,
             5.00%, 06/15/07                                        $      2,661
     3,000   New Jersey Economic Development
             Authority, Cigarette Tax, Rev., FGIC,
             5.00%, 06/15/09                                               3,214
     3,000   New Jersey Economic Development
             Authority, Cigarette Tax, Rev., FSA,
             5.00%, 06/15/09                                               3,214
    10,000   New Jersey Economic Development
             Authority, School Facilities Construction,
             Ser. G, Rev., 5.00%, 09/01/09                                10,757
     8,000   New Jersey State Turnpike Authority,
             Ser. A, Rev., AMBAC, 3.15%, 01/01/35                          7,945
     5,000   New Jersey Transportation Trust Fund
             Authority, Transportation System,
             Ser. A, Rev., MBIA, 5.00%, 12/15/07                           5,264
    10,000   New Jersey Transportation Trust Fund
             Authority, Transportation System,
             Ser. B, Rev., FGIC, 5.25%, 12/15/11                          11,117
             -------------------------------------------------------------------
                                                                          44,172
             -------------------------------------------------------------------

             NEW MEXICO -- 0.1%
       340   New Mexico State Highway Commission,
             Common Tax, Sub Lien, Ser. B, Rev.,
             5.00%, 06/15/06                                                 348
       660   New Mexico State Highway Commission,
             Common Tax, Sub Lien, Ser. B, Rev., (p),
             5.00%, 06/15/06                                                 677
             -------------------------------------------------------------------
                                                                           1,025
             -------------------------------------------------------------------

             NEW YORK -- 9.9%
     3,000   Dutchess County IDA, IBM Project,
             Rev., Adj., 5.45%, 12/01/29                                   3,242
     1,400   Long Island Power Authority, Electric
             Systems, Ser. 8, Sub Ser. 8-F,
             Rev., Adj., MBIA, 5.00%, 04/01/11                             1,427
     1,280   Long Island Power Authority, Electric
             Systems, Ser. B, Rev., 5.00%, 06/01/05                        1,283
     3,500   Long Island Power Authority, Electric
             Systems, Ser. B, Rev., 5.00%, 06/01/06                        3,582

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             NEW YORK -- CONTINUED
$    2,500   Municipal Assistance Corp. for the
             City of New York, Ser. G, Rev.,
             6.00%, 07/01/06                                        $      2,596
     1,300   Municipal Assistance Corp. for the
             City of New York, Ser. O, Rev.,
             5.25%, 07/01/08                                               1,392
    10,000   Nassau County Interim Finance Authority,
             Sales Tax Secured, Ser. A, Rev., (p),
             5.75%, 11/15/14                                              11,327
     2,000   New York City Health and Hospital Corp.,
             Health Systems, Ser. A, Rev., AMBAC,
             5.00%, 02/15/09                                               2,138
     3,720   New York City Municipal Water Finance
             Authority, Water & Sewer System,
             Ser. B, Rev., (p), FSA, 5.88%, 06/15/26                       3,880
     8,750   New York City Municipal Water Finance
             Authority, Water & Sewer System,
             Ser. B, Rev., MBIA, 5.80%, 06/15/29                           9,319
       800   New York City, New York, Ser. B, GO,
             5.10%, 08/01/08                                                 838
     5,000   New York City, New York, Ser. D, GO,
             MBIA, 6.20%, 02/01/07                                         5,285
     1,155   New York City, New York, Ser. F, GO,
             5.70%, 08/01/06                                               1,196
       245   New York City, New York, Ser. F, GO, (p),
             5.70%, 08/01/06                                                 254
     3,000   New York City, New York, Ser. G, GO,
             5.00%, 08/01/07                                               3,135
     5,000   New York City, New York, Ser. G, GO,
             MBIA, 5.00%, 08/01/10                                         5,286
     1,800   New York Convention Center Operating
             Corp., Yale Building Acquisition Project,
             COP, 5.25%, 06/01/08                                          1,857
     1,000   New York State Dormitory Authority,
             City University System, Ser. E, Rev,
             5.75%, 07/01/06                                               1,032
     2,530   New York State Dormitory Authority,
             Department of Health, Ser. 2, Rev.,
             5.00%, 07/01/09                                               2,703
     2,940   New York State Dormitory Authority,
             Department of Health, Ser. 2, Rev.,
             5.00%, 07/01/10                                               3,168
$    5,000   New York State Urban Development
             Corp., Income Tax, Ser. A-4, Rev.,
             4.00%, 03/15/07                                        $      5,097
     5,000   Triborough Bridge & Tunnel Authority,
             General Purpose, Ser. B, Rev.,
             5.00%, 11/15/07                                               5,252
     1,255   Triborough Bridge & Tunnel Authority,
             General Purpose, Ser. SR, Rev., (p),
             5.00%, 01/01/07                                               1,284
             -------------------------------------------------------------------
                                                                          76,573
             -------------------------------------------------------------------

             NORTH CAROLINA -- 7.2%
    11,720   North Carolina State, GO,
             5.00%, 03/01/09                                              12,612
    24,870   North Carolina State, GO,
             5.00%, 03/01/13                                              27,641
    13,800   North Carolina State, Public
             Improvements, Ser. A, GO,
             5.00%, 03/01/10                                              15,017
             -------------------------------------------------------------------
                                                                          55,270
             -------------------------------------------------------------------

             OHIO -- 2.8%
     3,500   Gateway Economic Development
             Corporation, Greater Cleveland Excise Tax,
             Senior Lien, FSA, 5.13%, 09/01/05                             3,528
     1,500   Ohio State Air Quality Development
             Authority, Ohio Edison Project, Ser. A,
             Rev., Adj., AMBAC, 3.25%, 02/01/15                            1,503
    13,415   Ohio State Building Authority, State
             Facilities, Administration Builing Fund
             Project, Ser. B, Rev., MBIA,
             5.00%, 10/01/12                                              14,688
     1,400   Portage County, GO, MBIA,
             5.10%, 12/01/12                                               1,497
             -------------------------------------------------------------------
                                                                          21,216
             -------------------------------------------------------------------

             OREGON -- 0.4%
     3,000   Oregon State Housing and Community
             Services Department, Single Family
             Mortgage Program, Ser. O-4, Rev.,
             2.45%, 03/15/06                                               2,980

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             PENNSYLVANIA -- 0.5%
$    3,000   Luzerne County IDA, Water Facilities,
             Ser. A, Rev., Adj., AMBAC,
             3.60%, 01/01/33                                        $      3,000
     1,000   Pittsburgh, Pennsylvania,
             Ser. 2002-2004,2006,2008 and 2009,
             GO, AMBAC, 5.00%, 09/01/06                                    1,027
             -------------------------------------------------------------------
                                                                           4,027
             -------------------------------------------------------------------

             PUERTO RICO -- 0.4%
     3,000   Puerto Rico Highway & Transportation
             Authority, Ser. AA, Rev., 5.00%, 07/01/07                     3,127

             TENNESSEE -- 4.0%
    28,565   Metropolitan Government Nashville &
             Davidson County Health & Educational
             Facility Board, Vanderbilt University,
             Ser. B-3, Rev., Adj., MBIA,
             5.00%, 10/01/44                                              30,747

             TEXAS -- 7.2%
     1,925   Brazos River Authority, PCR, Utilities
             Electric Co., Ser. B, Rev., Adj.,
             5.05%, 06/01/30                                               1,954
     2,500   Brazos River Harbor Navigation District,
             Brazoria County Environmental,
             Dow Chemical Co. Project, Ser. A-3, Rev.,
             Adj., 4.95%, 05/15/33                                         2,581
    10,000   Houston, Texas, Water & Sewer System,
             Junior Lien, Ser. B, Rev., (p), FGIC,
             5.25%, 12/01/30                                              10,991
     2,475   Matagorda County Navigation District
             No. 1, PCR, Central Power & Light Co.,
             Ser. A, Rev., Adj, 4.55%, 11/01/29                            2,522
     6,825   San Antonio, Texas, Hotel Occupancy Tax,
             Sub Lien, Ser. B, Rev., Adj., AMBAC,
             5.00%, 08/15/34                                               7,196
     1,000   San Antonio, Texas, Public Improvements,
             GO, 5.25%, 02/01/12                                           1,108
     5,000   Spring Branch Independent School
             District, GO, 5.00%, 02/01/14                                 5,459
     6,100   Texas Public Finance Authority, Ser. 2003,
             GO, 5.00%, 10/01/08                                           6,494
$   13,350   Texas Water Development Board, State
             Revolving Fund, Senior Lien, Ser. B,
             Rev., 5.40%, 07/15/14                                  $     13,865
     3,000   Travis County Health Facilities
             Development Corp., Ascension Health
             Credit, Ser. A, Rev., MBIA,
             5.75%, 11/15/07                                               3,199
             -------------------------------------------------------------------
                                                                          55,369
             -------------------------------------------------------------------

             VIRGINIA -- 3.3%
     2,000   Big Stone Gap Redevelopment & Housing
             Authority, Correctional Facilities Lease,
             Rev., 5.00%, 09/01/07                                         2,095
     2,610   Peninsula Ports Authority, Dominion
             Terminal Association Project, Rev., Adj.,
             3.30%, 10/01/33                                               2,601
     8,500   Virginia Commonwealth Transportation
             Board, Federal Highway Reimbursement
             Notes, Rev., 5.00%, 10/01/11                                  9,351
    10,560   Virginia Public Building Authority, Public
             Facilities, Ser. B, Rev., 5.00%, 08/01/08                    11,248
             -------------------------------------------------------------------
                                                                          25,295
             -------------------------------------------------------------------

             WASHINGTON -- 2.8%
     1,070   Conservation & Renewable Energy
             System, Conservation Project, Rev.,
             5.00%, 10/01/06                                               1,101
     1,175   Conservation & Renewable Energy
             System, Conservation Project, Rev.,
             5.00%, 10/01/07                                               1,231
     3,170   Port of Seattle, Ser. B, GO, FSA,
             5.00%, 11/01/09                                               3,399
    11,100   Port of Seattle, Ser. C, GO, FSA,
             5.25%, 11/01/11                                              12,190
     2,000   Snohomish County Public Utility District
             No. 1, Electric, Rev., 5.00%, 12/01/05                        2,026
     1,310   Tacoma, Washington, Conservation
             System Project, Rev., 5.00%, 12/01/07                         1,377
             -------------------------------------------------------------------
                                                                          21,324
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             WISCONSIN -- 2.7%
$    2,500   Wisconsin State Health & Educational
             Facilities Authority, Ministry Health Care,
             Inc., Ser. B, Rev., 3.50%, 05/15/07                    $      2,469
    17,205   Wisconsin State, Petroleum Inspection
             Fee, Ser. 1, Rev., FSA, 5.00%, 07/01/10                      18,619
             -------------------------------------------------------------------
                                                                          21,088
             -------------------------------------------------------------------
             Total State and Municipal Obligations                       609,946
             (Cost $614,422)
             -------------------------------------------------------------------

             CORPORATE NOTES & BONDS -- 8.0%
             AGRICULTURAL PRODUCTION/SERVICES -- 0.2%
     1,350   National Agricultural Cooperative
             Federation (South Korea), 5.75% to 06/09,
             thereafter FRN, 06/18/14                                      1,407

             BANKING -- 1.1%
     1,800   Bacob Bank SC (Belgium), 7.25% to 09/07;
             thereafter FRN, 12/31/49, #                                   1,913
             KorAm Bank (South Korea),
     2,650   4.68% to 06/08; thereafter FRN,
             06/18/13, Ser. E, MTN                                         2,626
     2,200   6.95%, 12/06/11                                               2,283
     1,400   Deutsche Bank Capital Funding Trust I,
             7.87%, to 06/09; thereafter
             FRN, 12/31/49, #                                              1,570
             -------------------------------------------------------------------
                                                                           8,392
             -------------------------------------------------------------------

             BUSINESS SERVICES -- 0.5%
     3,750   Cendant Corp., 6.88%, 08/15/06                                3,877

             COMPUTERS/COMPUTER HARDWARE -- 0.1%
       750   Hewlett-Packard Co., 3.63%, 03/15/08                            740

             CONSUMER PRODUCTS -- 0.6%
     2,650   Diageo Finance BV (The Netherlands),
             3.00%, 12/15/06                                               2,605
     2,200   Deluxe Corp., 3.50%, 10/01/07, Ser. B                         2,151
             -------------------------------------------------------------------
                                                                           4,756
             -------------------------------------------------------------------

             FINANCIAL SERVICES -- 3.1%
$    3,550   BNP U.S. Funding LLC, 7.74% to 12/07;
             thereafter FRN, 12/31/49, #                            $      3,827
     5,350   Capital One Financial Corp.,
             8.75%, 02/01/07                                               5,734
     5,700   Ford Motor Credit Co., 4.95%, 01/15/08                        5,364
     1,400   MBNA America Bank N.A.,
             4.63%, 08/03/09                                               1,395
     1,300   Mizuho JGB Investment LLC, 9.87% to
             06/08; thereafter FRN, 12/31/49, #                            1,486
     4,950   Natexis AMBS Co., LLC, 8.44% to 06/08;
             thereafter FRN, 12/31/49, #                                   5,523
             -------------------------------------------------------------------
                                                                          23,329
             -------------------------------------------------------------------

             INSURANCE -- 0.4%
     3,400   Prudential Financial, Inc., 4.10%, 11/15/06                   3,421

             METALS/MINING -- 0.6%
     4,400   BHP Finance USA LTD (Australia) (Yankee),
             6.69%, 03/01/06                                               4,508

             PHARMACEUTICALS -- 0.1%
       750   Hospira, Inc., 4.95%, 06/15/09                                  761

             TELECOMMUNICATIONS -- 1.2%
     1,750   France Telecom (France), 7.45%, 03/01/06                      1,801
     1,950   Deutsche Telekom International Finance
             BV (The Netherlands), 8.25%, 06/15/05                         1,961
             Telecom Italia Capital SA (Luxembourg),
     1,600   4.00%, 11/15/08                                               1,566
     1,350   4.00%, 01/15/10, #                                            1,304
     2,825   Sprint Capital Corp., 6.00%, 01/15/07                         2,900
             -------------------------------------------------------------------
                                                                           9,532
             -------------------------------------------------------------------

             UTILITIES -- 0.1%
       800   Public Service Co. of Colorado,
             4.38%, 10/01/08                                                 798
             -------------------------------------------------------------------
             Total Corporate Notes & Bonds                                61,521
             (Cost $63,161)
             -------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             RESIDENTIAL MORTGAGE BACKED SECURITIES -- 2.1%
             COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.1%
$    7,191   Structured Adjustable Rate Mortgage
             Loan Trust, 5.02%, 06/25/34,
             Ser. 2004-6, Class 5A1, FRN                            $      7,209
             Wells Fargo Mortgage Backed Securities Trust,
     3,972   4.75%, 06/25/34, Ser. 2004-F,
             Class A8, FRN                                                 3,958
     4,950   3.54%, 09/25/34, Ser. 2004-S,
             Class A3, FRN                                                 4,927
             -------------------------------------------------------------------
                                                                          16,094
             -------------------------------------------------------------------
             Total Residential Mortgage
             Backed Securities                                            16,094
             (Cost $16,224)
             -------------------------------------------------------------------

             COMMERCIAL MORTGAGE BACKED SECURITIES -- 2.4%
     3,250   Credit Suisse First Boston Mortgage
             Securities Corp., 4.30%, 07/15/36,
             Ser. 2004-C3, Class A3 (f)                                    3,231
             LB-UBS Commercial Mortgage Trust,
     9,150   3.25%, 03/15/29, Ser. 2004-C2, Class A2                       8,783
     6,850   3.48%, 07/15/27, Ser. 2003-C5, Class A2                       6,694
             -------------------------------------------------------------------
                                                                          18,708
             -------------------------------------------------------------------
             Total Commercial Mortgage
             Backed Securities                                            18,708
             (Cost $19,190)
             -------------------------------------------------------------------

             ASSET BACKED SECURITY -- 0.1%
       800   Capital One Auto Finance Trust,
             3.18%, 09/15/10, Ser. 2003-B, Class A4                          786
             (Cost $800)
             -------------------------------------------------------------------

             PARTICIPATORY NOTE -- 0.3%
             DIVERSIFIED -- 0.3%
$    2,600   Tyco International Group SA Participation
             Certificate Trust, 4.44%, 06/15/07, #                  $      2,608
             (Cost $2,600)
             -------------------------------------------------------------------
             Total Long-Term Investments                                 713,347
             (Cost $720,300)
             -------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 7.9%

             U.S. TREASURY SECURITY -- 0.1%
       400   U.S. Treasury Notes & Bonds,
             2.00%, 08/31/05 @                                               399

             STATE AND MUNICIPAL SECURITIES -- 3.8%
             GEORGIA -- 1.9%
    15,000   Metropolitan Atlanta Rapid Transit
             Authority, Sales Tax, Ser. B, Rev.,
             FRDO, 2.93%, 06/01/05                                        15,000

             SOUTH CAROLINA -- 1.9%
    14,370   Greenville, South Carolina, Parking
             Facilities, Ser. A, Rev., FRDO, FSA,
             2.98%, 06/01/23                                              14,370

SHARES
--------------------------------------------------------------------------------
             MONEY MARKET -- 4.0%
    31,264   JPMorgan Tax Free Money Market Fund (a)                      31,264
             (Cost $31,264)
             -------------------------------------------------------------------
             Total Short-Term Investments                                 61,033
             (Cost $61,034)
             -------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.4%                            $    774,380
             (COST $781,334)
             LIABILITIES IN EXCESS OF OTHER
             ASSETS -- (0.4)%                                             (3,372)
             -------------------------------------------------------------------
             NET ASSETS -- 100.0%                                   $    771,008
             -------------------------------------------------------------------

             Percentages indicated are based on net assets.

FUTURES CONTRACTS
(Amounts in thousands, except number of contracts)

                                                                                NOTIONAL              UNREALIZED
NUMBER OF                                                                       VALUE AT            APPRECIATION
CONTRACTS    DESCRIPTION                               EXPIRATION DATE     4/30/05 (USD)    (DEPRECIATION) (USD)
-----------------------------------------------------------------------------------------------------------------
             SHORT FUTURES OUTSTANDING
(246)        2 Year Treasury Note                           June, 2005   $       (51,095)            $        76
(316)        5 Year Treasury Note                           June, 2005           (34,271)                   (106)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN TAX AWARE U.S. EQUITY FUND

PORTFOLIO OF INVESTMENTS           AS OF APRIL 30, 2005              (Unaudited)

(Amounts in thousands)

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.8%

             COMMON STOCKS -- 98.8%

             AEROSPACE -- 1.4%
       409   Raytheon Co.                                           $     15,364

             BANKING -- 4.3%
       754   Bank of America Corp.                                        33,965
       267   State Street Corp.                                           12,339
             -------------------------------------------------------------------
                                                                          46,304
             -------------------------------------------------------------------

             BUSINESS SERVICES -- 1.1%
       559   Accenture LTD (Bermuda), Class A*                            12,130

             CHEMICALS -- 1.9%
       445   Praxair, Inc.                                                20,839

             COMPUTER NETWORKS -- 1.9%
     1,157   Cisco Systems, Inc.*                                         19,989

             COMPUTER SOFTWARE -- 4.9%
     1,440   Microsoft Corp.                                              36,421
     1,419   Oracle Corp.*                                                16,407
             -------------------------------------------------------------------
                                                                          52,828
             -------------------------------------------------------------------

             COMPUTERS/COMPUTER HARDWARE -- 4.6%
     1,061   Hewlett-Packard Co.                                          21,708
       137   International Business Machines Corp.                        10,493
       240   Lexmark International, Inc., Class A*                        16,668
             -------------------------------------------------------------------
                                                                          48,869
             -------------------------------------------------------------------

             CONSTRUCTION MATERIALS -- 2.0%
       471   American Standard Companies, Inc.                            21,036

             CONSUMER PRODUCTS -- 4.4%
       369   Altria Group, Inc.                                           23,959
       233   Colgate-Palmolive Co.                                        11,576
       208   Procter & Gamble Co.                                         11,263
             -------------------------------------------------------------------
                                                                          46,798
             -------------------------------------------------------------------

             DIVERSIFIED -- 8.0%
     1,399   General Electric Co.                                         50,638
     1,134   Tyco International LTD (Bermuda)                             35,515
             -------------------------------------------------------------------
                                                                          86,153
             -------------------------------------------------------------------

             FINANCIAL SERVICES -- 12.6%
       317   American Express Co.                                   $     16,706
     1,057   Citigroup, Inc.                                              49,615
       527   Freddie Mac                                                  32,420
       443   Morgan Stanley                                               23,290
       325   Washington Mutual, Inc.                                      13,446
             -------------------------------------------------------------------
                                                                         135,477
             -------------------------------------------------------------------

             FOOD/BEVERAGE PRODUCTS -- 4.4%
       648   Kraft Foods, Inc., Class A                                   21,006
       600   The Coca-Cola Co.                                            26,070
             -------------------------------------------------------------------
                                                                          47,076
             -------------------------------------------------------------------

             HEALTH CARE/HEALTH CARE SERVICES -- 4.0%
       625   Boston Scientific Corp.*                                     18,476
       176   Guidant Corp.                                                13,001
       202   HCA, Inc.                                                    11,291
             -------------------------------------------------------------------
                                                                          42,768
             -------------------------------------------------------------------

             INSURANCE -- 4.3%
       208   AMBAC Financial Group, Inc.                                  13,923
       269   RenaissanceRe Holdings LTD (Bermuda)                         12,021
       279   The Allstate Corp.                                           15,652
       138   Willis Group Holdings LTD
             (United Kingdom)                                              4,616
             -------------------------------------------------------------------
                                                                          46,212
             -------------------------------------------------------------------

             MULTI-MEDIA -- 6.2%
       730   Comcast Corp., Special Class A*                              23,153
       261   Dex Media, Inc.                                               5,720
       158   Gannett Co., Inc.                                            12,128
       250   The E.W. Scripps Co., Class A                                12,707
       363   Viacom, Inc., Class B                                        12,551
             -------------------------------------------------------------------
                                                                          66,259
             -------------------------------------------------------------------

             OIL & GAS -- 6.4%
       516   ChevronTexaco Corp.                                          26,814
       252   ConocoPhillips                                               26,370
       265   Exxon Mobil Corp.                                            15,129
             -------------------------------------------------------------------
                                                                          68,313
             -------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             PHARMACEUTICALS -- 8.4%
        86   Eli Lilly & Co.                                        $      5,024
       467   Johnson & Johnson                                            32,052
       149   OSI Pharmaceuticals, Inc.*                                    7,053
       836   Pfizer, Inc.                                                 22,713
       107   Sepracor, Inc.*                                               6,381
       381   Wyeth                                                        17,112
             -------------------------------------------------------------------
                                                                          90,335
             -------------------------------------------------------------------

             PIPELINES -- 1.6%
     1,678   El Paso Corp.                                                16,757

             RESTAURANTS/FOOD SERVICES -- 1.3%
       493   McDonald's Corp.                                             14,459

             RETAILING -- 6.8%
       440   CVS Corp.                                                    22,711
       386   Home Depot, Inc.                                             13,641
       499   Safeway, Inc.*                                               10,613
       429   The TJX Companies, Inc.                                       9,708
       366   Wal-Mart Stores, Inc.                                        17,253
             -------------------------------------------------------------------
                                                                          73,926
             -------------------------------------------------------------------

             SEMI-CONDUCTORS -- 1.8%
       426   Altera Corp.*                                                 8,823
       305   Analog Devices, Inc.                                         10,403
             -------------------------------------------------------------------
                                                                          19,226
             -------------------------------------------------------------------

             TELECOMMUNICATIONS -- 2.5%
       442   Nextel Communications, Inc., Class A*                  $     12,358
       397   Verizon Communications, Inc.                                 14,205
             -------------------------------------------------------------------
                                                                          26,563
             -------------------------------------------------------------------

             TELECOMMUNICATIONS EQUIPMENT -- 1.3%
       386   QUALCOMM, Inc.                                               13,468

             TEXTILES -- 1.1%
       147   Mohawk Industries, Inc.*                                     11,438

             UTILITIES -- 1.6%
       229   Dominion Resources, Inc.                                     17,267
             Total Common Stocks                                       1,059,854
             (Cost $988,772)
             -------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 1.0%

             MONEY MARKET -- 1.0%
    10,418   JPMorgan Prime Money Market Fund                             10,418
             (Cost $10,418)
             -------------------------------------------------------------------
             TOTAL INVESTMENTS -- 99.8%                             $  1,070,272
             (COST $999,190)
             OTHER ASSETS IN EXCESS OF
             LIABILITIES -- 0.2%                                           2,257
             -------------------------------------------------------------------
             NET ASSETS -- 100.0%                                   $  1,072,529
             -------------------------------------------------------------------

             Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

Abbreviations:
*      -- Non-income producing security.
^      -- Amount rounds to less than 0.1%.
^^     -- Amount rounds to less than one thousand.
+      -- All or a portion of this security is segregated for TBA, when issued, delayed delivery, swaps or unsettled trades.
#      -- All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.
@      -- Securities fully or partially segregated with the custodian as collateral for futures or with brokers as initial margin for futures contracts.
(a)    -- Affiliated. Money market fund registered under the Investment
          Company Act of 1940, as amended and advised by JPMorgan Investment Management, Inc.
(f) -- Fair Valued Investment. The following are approximately the market value and percentage of the investments, based on net assets, that are fair valued (amounts in thousands):

          FUND                                     MARKET VALUE                  PERCENTAGE
          ----                                     ------------                  ----------
          JPMorgan Tax Aware
            International Opportunities Fund            134,670                       97.00%

(p) -- Security is prerefunded or escrowed to maturity. The maturity date shown is the date of the prerefunded call.
Adj.   -- Adjustable. The interest rate shown is the rate in effect at April 30,
          2005.
ACES   -- Auction Rate Securities.
ADR    -- American Depository Receipt.
AMBAC  -- American Municipal Bond Assurance Corp.
CONS   -- Consolidated Bonds.
COP    -- Certificates of Participation.
FGIC   -- Financial Guaranty Insurance Co.
FLOATS -- Floating Auction Tax Exempts.
FRDO   -- Floating Rate Demand Obligation. The maturity date shown is the next interest reset date. The interest rate shown is the rate in effect at April 30, 2005.
FRN    -- Floating Rate Note. The interset rate shown is the rate in effect at
          April 30,2005
FSA    -- Financial Securities Association.
GAN    -- Grant Anticipation Notes.
GDR    -- Global Depository Receipt.
GO     -- General Obligation Bond.
IDA    -- Industrial Development Authority.
IDR    -- Industrial Development Revenue.
MBIA   -- Municipal Bond Insurance Association.
MTN    -- Medium Term Note.
PCR    -- Pollution Control Revenue.
RAC    -- Revenue Anticipation Certificate.
RAN    -- Revenue Anticipation Note.
Rev.   -- Revenue Bond.
Ser.   -- Series.
AUD    -- Australian Dollar.
CHF    -- Swiss Franc.
EUR    -- Euro.
GBP    -- Great Britain Pound.
HKD    -- Hong Kong Dollar.
JPY    -- Japanese Yen.
NOK    -- Norwegian Krone.
SEK    -- Swedish Krona.
SGD    -- Singapore Dollar.
USD    -- United States Dollar.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMORGAN FUNDS

STATEMENT OF ASSETS
AND LIABILITIES                    AS OF APRIL 30, 2005              (Unaudited)

(Amounts in thousands, except per share amounts)

                                                         TAX AWARE      TAX AWARE     TAX AWARE     TAX AWARE
                                                     INTERNATIONAL    DISCIPLINED      ENHANCED     LARGE CAP
                                                OPPORTUNITIES FUND    EQUITY FUND   INCOME FUND   GROWTH FUND
ASSETS
Investments in non-affiliates, at value         $          137,769    $   262,696   $   285,443   $   155,868
Investments in affiliates, at value                             --          2,210           878         1,131
-------------------------------------------------------------------------------------------------------------
Total investment securities, at value                      137,769        264,906       286,321       156,999
-------------------------------------------------------------------------------------------------------------
Cash                                                         1,259              5            --            --^
Foreign currency, at value                                     189             --            --            --
Receivables:
  Investment securities sold                                   349             --        17,640         2,637
  Fund shares sold                                              --^           917            11            --
  Interest and dividends                                       776            324         1,924            70
  Foreign tax reclaims                                         102             --            --            --
  Variation margin                                              --             --            --            --
  Unrealized appreciation on forward
  foreign currency exchange contracts                          495             --            --            --
-------------------------------------------------------------------------------------------------------------
Total Assets                                               140,939        266,152       305,896       159,706
-------------------------------------------------------------------------------------------------------------

LIABILITIES
Payables:
  Due to custodian                                              --             --             1            --
  Dividends                                                     --             --           270            --
  Investment securities purchased                              277            912            --         3,118
  Fund shares redeemed                                       1,164             37           243             8
  Unrealized depreciation on forward
  foreign currency exchange contracts                          470             --            --            --
Accrued liabilities:
  Investment advisory fees                                      94             74            38            52
  Administration fees                                            7             21            10            13
  Shareholder servicing fees                                     1              7            34            33
  Distribution fees                                              1             --             2            --
  Custodian fees                                                31              8            53             9
  Trustee's fees - deferred
  compensation plan                                              1              1             5            23
  Other                                                         53             51            66            34
-------------------------------------------------------------------------------------------------------------
Total Liabilities                                            2,099          1,111           722         3,290
-------------------------------------------------------------------------------------------------------------
NET ASSETS                                      $          138,840    $   265,041   $   305,174   $   156,416
-------------------------------------------------------------------------------------------------------------

^  Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                         TAX AWARE      TAX AWARE      TAX AWARE      TAX AWARE
                                                     INTERNATIONAL    DISCIPLINED       ENHANCED      LARGE CAP
                                                OPPORTUNITIES FUND    EQUITY FUND    INCOME FUND    GROWTH FUND
NET ASSETS
Paid in capital                                            148,492        358,950        330,554        272,248
Accumulated undistributed
(overdistributed) net investment income                        721            299           (278)           (47)
Accumulated net realized gain (loss)
on investments, futures, swaps and
foreign exchange transactions                              (33,514)      (120,440)       (24,917)      (134,831)
Net unrealized appreciation
(depreciation) of investments, futures,
and foreign exchange translations                           23,141         26,232           (185)        19,046
---------------------------------------------------------------------------------------------------------------
Total Net Assets                                $          138,840    $   265,041    $   305,174    $   156,416
---------------------------------------------------------------------------------------------------------------
  Class A                                       $            2,649    $        --    $     9,323    $        --
  Institutional                                 $          136,191    $   265,041    $   147,257    $        --
  Select                                        $               --    $        --    $   148,594    $   156,416
---------------------------------------------------------------------------------------------------------------
Total                                           $          138,840    $   265,041    $   305,174    $   156,416
---------------------------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding
($0.001 par value; unlimited
number of shares authorized):
  Class A                                                      166             --            935             --
  Institutional                                              8,457         16,928         14,785             --
  Select Shares                                                 --             --         14,902         10,772
Net Asset Value:
  Class A (and redemption price)                $            15.88    $        --    $      9.97    $        --
  Institutional (and redemption price)          $            16.10    $     15.66    $      9.96    $        --
  Select Shares (and redemption price)          $               --    $        --    $      9.97    $     14.52
Class A Maximum Public Offering
Price Per Share (net asset value per
share/ 94.75%, 97.00%)                          $            16.76    $        --    $     10.28    $        --
Cost of investments                             $          114,660    $   238,674    $   286,506    $   137,953
---------------------------------------------------------------------------------------------------------------
Cost of foreign currency                        $              188    $        --    $        --    $        --
---------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  TAX AWARE
                                                   TAX AWARE         SHORT-      TAX AWARE
                                                   LARGE CAP   INTERMEDIATE    U.S. EQUITY
                                                  VALUE FUND    INCOME FUND           FUND
ASSETS
Investments in non-affiliates, at value         $    628,736   $    743,116   $  1,059,854
Investments in affiliates, at value                    3,874         31,264         10,418
------------------------------------------------------------------------------------------
Total Investment securities, at value                632,610        774,380      1,070,272
------------------------------------------------------------------------------------------
Cash                                                      52             --              1
Receivables:
  Investment securities sold                              --          6,216          6,095
  Fund shares sold                                       660            436            232
  Interest and dividends                                 922          8,992          1,256
  Variation margin                                        --            141             --
------------------------------------------------------------------------------------------
Total Assets                                         634,244        790,165      1,077,856
------------------------------------------------------------------------------------------
LIABILITIES
Payables:
  Due to custodian                                        --             25             --
  Foreign currency due to
  custodian at value                                      --             97             --
  Dividends                                              437          1,421             --
  Investment securities purchased                         --         17,135          4,440
  Fund shares redeemed                                   311            101             63
Accrued liabilities:
  Investment advisory fees                               209            161            399
  Administration fees                                     55             63             93
  Shareholder servicing fees                             131             68            197
  Distribution fees                                       --             --              3
  Custodian fees                                          19             24             30
  Trustee's fees - deferred
  compensation plan                                       30              3              9
  Other                                                   44             59             93
------------------------------------------------------------------------------------------
Total Liabilities                                      1,236         19,157          5,327
------------------------------------------------------------------------------------------
NET ASSETS                                      $    633,008   $    771,008   $  1,072,529
------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   TAX AWARE
                                                   TAX AWARE          SHORT-       TAX AWARE
                                                   LARGE CAP    INTERMEDIATE     U.S. EQUITY
                                                  VALUE FUND     INCOME FUND            FUND
NET ASSETS
Paid in capital                                      601,551         786,411       1,069,643
Accumulated undistributed
(overdistributed) net investment income                 (473)            164             601
Accumulated net realized gain (loss)
on investments, futures, written
options, swaps and foreign
exchange transactions                                (26,500)         (8,583)        (68,798)
Net unrealized appreciation
(depreciation) of investments, futures,
and foreign exchange translations                     58,430          (6,984)         71,083
--------------------------------------------------------------------------------------------
Total Net Assets                                $    633,008    $    771,008    $  1,072,529
--------------------------------------------------------------------------------------------
  Class A                                       $         --    $         --    $      7,961
  Class B                                       $         --    $         --    $      2,626
  Class C                                       $         --    $         --    $        475
  Institutional                                 $         --    $    239,209    $    145,651
  Select                                        $    633,008    $    531,799    $    915,816
--------------------------------------------------------------------------------------------
Total                                           $    633,008    $    771,008    $  1,072,529
--------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding
($0.001 par value; unlimited
number of of shares authorized):
  Class A                                                 --              --             483
  Class B                                                 --              --             161
  Class C                                                 --              --              29
  Institutional                                           --          24,242          12,534
  Select                                              29,030          53,893          55,442
Net Asset Value:
  Class A (and redemption price)                $         --    $         --    $      16.49
  Class B*                                      $         --    $         --    $      16.33
  Class C*                                      $         --    $         --    $      16.30
  Institutional (and redemption price)          $         --    $       9.87    $      11.62
  Select (and redemption price)                 $      21.80    $       9.87    $      16.52
Class A Maximum Public Offering
Price Per Share (net asset value per
share/94.75%)                                   $         --    $         --    $      17.40
Cost of investments                             $    574,180    $    781,334    $    999,190
--------------------------------------------------------------------------------------------
Proceeds of foreign currency due
to custodian                                    $         --    $         98    $         --
--------------------------------------------------------------------------------------------

* Redemption price may be reduced by contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF
OPERATIONS            FOR THE SIX MONTHS ENDED APRIL 30, 2005        (Unaudited)

(Amounts in thousands)

                                                         TAX AWARE      TAX AWARE      TAX AWARE      TAX AWARE
                                                     INTERNATIONAL    DISCIPLINED       ENHANCED      LARGE CAP
                                                OPPORTUNITIES FUND    EQUITY FUND    INCOME FUND    GROWTH FUND
INVESTMENT INCOME
Interest                                        $                5     $       --    $     4,712     $       --
Dividend                                                     2,210          2,711             --          1,695
Dividend income from affiliated
investments*                                                    --             29            383             12
Foreign taxes withheld                                        (201)            --             --             --
---------------------------------------------------------------------------------------------------------------
Total investment income                                      2,014          2,740          5,095          1,707
---------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                       628            401            579            362
Administration fees                                             99            152            320            122
Shareholder servicing fees                                      77            115            380            227
Distribution fees                                                6             --             13             --
Custodian fees                                                  45             18             46             26
Interest expense                                                --             --^            --^             2
Printing and postage                                             6              6             14              5
Professional fees                                               36             31             30             28
Registration fees                                                4              9             12              8
Transfer agent fees                                             20             17             22              7
Trustees' fees                                                   1              1              3              1
Other                                                           11              9             23              9
---------------------------------------------------------------------------------------------------------------
Total expenses                                                 933            759          1,442            797
---------------------------------------------------------------------------------------------------------------
Less amounts waived                                            170            126            573             25
Less earnings credits                                           --              2             29             --^
Less expense reimbursements                                      7             --             --             --
---------------------------------------------------------------------------------------------------------------
  Net expenses                                                 756            631            840            772
---------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                 1,258          2,109          4,255            935
---------------------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                         TAX AWARE     TAX AWARE     TAX AWARE     TAX AWARE
                                                     INTERNATIONAL   DISCIPLINED      ENHANCED     LARGE CAP
                                                OPPORTUNITIES FUND   EQUITY FUND   INCOME FUND   GROWTH FUND
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on
transactions from:
     Investments                                             7,837         1,035        (1,625)       (1,178)
     Futures                                                   164            --           216            --
     Foreign exchange contracts                                642            --            --            --
Change in net unrealized
appreciation (depreciation) of:
     Investments                                             1,470         2,077          (957)          195
     Futures                                                    (4)           --           (60)           --
     Swaps                                                      --            --         1,306            --
     Foreign currency translations                            (298)           --            --            --
------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss)
on investments, futures, foreign
exchange transactions, and swaps                             9,811         3,112        (1,120)         (983)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                         $   11,069   $     5,221   $     3,135   $       (48)
------------------------------------------------------------------------------------------------------------
*    Includes reimbursements of
     investment advisory, administration
     and shareholder servicing fees:                    $       --   $         2   $        52   $         1
------------------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                 TAX AWARE
                                                                  TAX AWARE         SHORT-      TAX AWARE
                                                                  LARGE CAP   INTERMEDIATE    U.S. EQUITY
                                                                 VALUE FUND    INCOME FUND           FUND
INVESTMENT INCOME
Interest                                                       $         --   $     11,607   $         --
Dividend                                                              6,480            132         13,200
Dividend income from affiliated
investments*                                                            104            403            156
---------------------------------------------------------------------------------------------------------
Total investment income                                               6,584         12,142         13,356
---------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                              1,206            936          2,392
Administration fees                                                     401            497            708
Shareholder servicing fees                                              754            688          1,233
Distribution fees                                                        --             --             20
Custodian fees                                                           36             31             37
Interest expense                                                         --^             1             --
Printing and postage                                                     12             15             28
Professional fees                                                        32             39             39
Registration fees                                                        10             21             49
Transfer agent fees                                                      16             20             62
Trustees' fees                                                            4              5              7
Other                                                                    16             20             42
---------------------------------------------------------------------------------------------------------
Total expenses                                                        2,487          2,273          4,617
---------------------------------------------------------------------------------------------------------
Less amounts waived                                                      10            457            210
Less earnings credits                                                     1              4              3
Less expense reimbursements                                              --             --              8
---------------------------------------------------------------------------------------------------------
    Net expenses                                                      2,476          1,812          4,396
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                                          4,108         10,330          8,960
---------------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                 TAX AWARE
                                                                  TAX AWARE         SHORT-      TAX AWARE
                                                                  LARGE CAP   INTERMEDIATE    U.S. EQUITY
                                                                 VALUE FUND    INCOME FUND           FUND
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on
transactions from:
    Investments                                                       5,012         (1,242)         3,417
    Futures                                                              --            116             --
    Foreign exchange contracts                                           --              2             --
Change in net unrealized
appreciation/depreciation of:
    Investments                                                       8,728         (9,513)        16,278
    Futures                                                              --            768             --
    Swaps                                                                --            165             --
    Foreign exchange translations                                        --              1             --
---------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss)
on investments, futures, foreign
exchange transactions and swaps                                      13,740         (9,703)        19,695
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                                $     17,848   $        627   $     28,655
---------------------------------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory, administration
    and shareholder servicing fees:                            $          8   $         40   $         12
---------------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES
IN NET ASSETS                FOR THE PERIODS INDICATED               (Unaudited)

(Amounts in thousands)

                                                                        TAX AWARE                         TAX AWARE
                                                            INTERNATIONAL OPPORTUNITIES FUND       DISCIPLINED EQUITY FUND
                                                            --------------------------------    -----------------------------
                                                               11/1/04 THROUGH    YEAR ENDED    11/1/04 THROUGH    YEAR ENDED
                                                                       4/30/05      10/31/04            4/30/05      10/31/04
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income                                          $         1,258    $    1,856    $         2,109    $    2,203
Net realized gain (loss) on investments,
futures and foreign exchange contracts                                   8,643        18,682              1,035        10,074
Change in net unrealized appreciation
(depreciation) of investments, futures
and foreign currency translations                                        1,168          (341)             2,077         6,480
-----------------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net
    assets from operations                                              11,069        20,197              5,221        18,757
-----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                                                   (2,885)       (2,773)            (1,983)       (2,268)
-----------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                                    (12,920)      (14,526)            60,283         4,418
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets                                 (4,736)        2,898             63,521        20,907
-----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                    143,576       140,678            201,520       180,613
-----------------------------------------------------------------------------------------------------------------------------
End of period                                                  $       138,840    $  143,576    $       265,041    $  201,520
-----------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                              $           721    $    2,348    $           299    $      173
-----------------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        TAX AWARE                         TAX AWARE
                                                                   ENHANCED INCOME FUND             LARGE CAP GROWTH FUND
                                                               -----------------------------    -----------------------------
                                                               11/1/04 THROUGH    YEAR ENDED    11/1/04 THROUGH    YEAR ENDED
                                                                       4/30/05      10/31/04            4/30/05      10/31/04
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income                                          $         4,255   $    31,782    $           935    $      171
Net realized gain (loss) on investments,
futures and foreign exchange contracts                                  (1,409)      (11,975)            (1,178)       (4,727)
Change in net unrealized appreciation
(depreciation) of investments, futures
and swaps                                                                  289        (3,388)               195         4,735
-----------------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net
    assets from operations                                               3,135        16,419                (48)          179
-----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                                                   (4,019)      (32,127)              (953)         (352)
-----------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                                   (815,960)   (1,396,673)           (41,555)      (69,056)
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets                               (816,844)   (1,412,281)           (42,556)      (69,229)
-----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                  1,122,018     2,534,299            198,972       268,201
-----------------------------------------------------------------------------------------------------------------------------
End of period                                                  $       305,174   $ 1,122,018    $       156,416    $  198,972
-----------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                              $          (278)  $      (514)   $           (47)   $      (29)
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                           TAX AWARE
                                                                          TAX AWARE                   SHORT-INTERMEDIATE
                                                                    LARGE CAP VALUE FUND                  INCOME FUND
                                                               -----------------------------    -----------------------------
                                                               11/1/04 THROUGH    YEAR ENDED    11/1/04 THROUGH    YEAR ENDED
                                                                       4/30/05      10/31/04            4/30/05      10/31/04
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income (loss)                                   $         4,108    $    5,002    $        10,330    $   15,971
Net realized gain (loss) on investments,
futures and swaps                                                        5,012         5,327             (1,124)       (4,634)
Change in net unrealized appreciation
(depreciation) of investments, futures
and swaps                                                                8,728        46,421             (8,579)         (415)
-----------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net
     assets from operations                                             17,848        56,750                627        10,922
-----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                                                   (4,069)       (5,476)           (10,477)      (15,872)
-----------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                                     80,476       138,783             74,203       174,276
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets                                 94,255       190,057             64,353       169,326
-----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                    538,753       348,696            706,655       537,329
-----------------------------------------------------------------------------------------------------------------------------
End of period                                                  $       633,008    $  538,753    $       771,008    $  706,655
-----------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                              $          (473)   $     (512)   $           164    $      311
-----------------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                TAX AWARE U.S. EQUITY FUND
                                                               -----------------------------
                                                               11/1/04 THROUGH    YEAR ENDED
                                                                       4/30/05      10/31/04
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income (loss)                                   $         8,960  $      7,598
Net realized gain (loss) on investments,
futures, written options and swaps                                       3,417        15,867
Change in net unrealized appreciation
(depreciation) of investments                                           16,278        50,667
--------------------------------------------------------------------------------------------
     Increase (decrease) in net
     assets from operations                                             28,655        74,132
--------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                                                   (8,942)       (7,839)
--------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                                     44,507       199,077
--------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets                                 64,220       265,370
--------------------------------------------------------------------------------------------
Beginning of period                                                  1,008,309       742,939
--------------------------------------------------------------------------------------------
End of period                                                  $     1,072,529  $  1,008,309
--------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                              $           601  $        583
--------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL
STATEMENTS                                                           (Unaudited)

1. ORGANIZATION

JPMorgan Trust I ("JPM I") (the "Trust") was organized on November 5, 2004, as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company.

The following are seven separate portfolios of the Trust (collectively, the "Funds"):

                                                     FUND       CLASSES OFFERED
JPMorgan Tax Aware International Opportunities Fund ("TAIO")  Class A and Institutional
         JPMorgan Tax Aware Disciplined Equity Fund ("TADE")  Institutional
            JPMorgan Tax Aware Enhanced Income Fund ("TAEI")  Class A, Institutional and Select
          JPMorgan Tax Aware Large Cap Growth Fund ("TALCG")  Select
           JPMorgan Tax Aware Large Cap Value Fund ("TALCV")  Select
  JPMorgan Tax Aware Short-Intermediate Income Fund ("TASI")  Institutional and Select
               JPMorgan Tax Aware U.S. Equity Fund ("TAUSE")  Class A, Class B, Class C, Institutional and Select

Effective February 19, 2005, one series of the Trust was renamed with the approval of the Board of Trustees as shown below:

                                                 NEW NAME       OLD NAME
JPMorgan Tax Aware International Opportunities Fund ("TAIO")  JPMorgan Fleming Tax Aware International Opportunities Fund ("FTAIO")

Prior to February 19, 2005, TAIO was a separate series of J.P. Morgan Mutual Fund Group ("MFG"). TADE, TAEI and TAUSE were separate series of J.P. Morgan Series Trust ("JPMST"). TALCG and TALCV were separate series of J.P. Morgan Mutual Fund Select Group ("MFSG"). TASI was a separate series of J.P. Morgan Institutional Funds ("JPMIF"). On August 19, 2004, the Boards of Trustees of the then existing Trusts each approved Agreements and Plans of Reorganization regarding the reorganization of each series of their respective Trusts into a corresponding series of J.P. Morgan Mutual Fund Series ("JPMMFS").

At a special meeting of shareholders of the Funds held on January 20, 2005, and adjourned and reconvened on February 3, 2005, shareholders of each of the Funds approved the Agreement and Plan of Reorganization with respect to each Fund. Effective after the close of business on February 18, 2005, pursuant to the Agreement and Plan of Reorganization, the Funds were each reorganized, by means of a tax-free reorganization, each as a separate series of JPMMFS.

Additionally, at a special meeting of shareholders on January 20, 2005, the shareholders of JPMMFS approved an Agreement and Plan of Reorganization and Redomiciliation providing for the reorganization and redomiciliation of each series of JPMMFS as a corresponding series of JPMorgan Trust I, a Delaware statutory trust, including those series of JPMMFS such as the Funds which became a series of JPMMFS as of February 18, 2005. Therefore, effective after the close of business on February 18, 2005, pursuant to the Agreement and Plan of Reorganization and Redomiciliation, the Funds were each reorganized and redomiciled, by means of a tax-free reorganization, as a separate series of JPMorgan Trust I.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Institutional Class and Select Class. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Class A shares, for which front-end sales charges have been waived, may be subject to redemption charges as described in the Funds' prospectus.

During the fiscal year ended October 31, 2004, TADE Institutional Class relieved securities of the fund (Redemption in-kind) in exchange for the redemption of shares. Cash and securities were transferred for redemptions at a market value of (in thousands) $6,389, which resulted in a realized gain of (in thousands) $2,518 to the Fund for federal income tax purposes.

A detailed breakout of Redemption in-kind is outlined in Note 10.

On November 11, 2004, the Board of Trustees approved the increase of the maximum front-end sales charge for Class A shares from 1.50% to 3.00% for TAEI for shares purchased on or after November 15, 2004.

On November 11, 2004, the Board of Trustees approved the decrease of the maximum front-end sales charge for Class A shares from 5.75% to 5.25% for TAIO and TAUSE, for shares purchased on or after November 15, 2004.

2. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities, other than convertible bonds, with a maturity of 61 days or more held by the Funds will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Funds' Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net assets value.

B. FUTURES CONTRACTS -- When a fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled, at which time a realized gain or loss is recognized.

Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner. Short index futures contracts are used for hedging purposes; i.e., to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

The Funds may invest in exchange-traded interest rate futures for hedging purposes, to either modify the duration of portfolio, modify the yield curve exposure of the portfolio, or in anticipation of buying or selling a specific security.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade.

As of April 30, 2005, the Funds held open futures contracts as listed on the Funds' Portfolios of Investments.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

   1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

   2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage each Fund's exposure to foreign currency exchange fluctuations. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, or the delivery of the currency exchange is made or taken, each Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of April 30, 2005, the Funds had outstanding forward foreign currency exchange contracts as listed on the Funds' Portfolios of Investments.

E. WRITTEN OPTIONS -- When a Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written.

The Funds write options on securities, futures and interest rate swaps ("swaptions"). These options are settled for cash and subject the Funds to unlimited risk of loss. The Funds, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of April 30, 2005 the Funds had no written options contracts outstanding.

F. SWAPS -- The Funds may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

As of April 30, 2005, the Funds had no outstanding swap agreements. Swap transactions present risk of loss in excess of the related amounts included in the Statement of Assets and Liabilities.

G. COMMITMENTS -- The Funds may enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities. These commitments are reported at market value in the financial statements. Credit risk exists on these commitments to the extent of any unrealized gains on the underlying securities purchased and any realized gains on the underlying securities sold. Market risk exists on commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

H. DOLLAR ROLLS -- The Funds may enter into dollar rolls, principally using To Be Announced (TBA securities), in which the Funds sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Funds account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The Funds had no TBA Dollar Rolls outstanding as of April 30, 2005. The Funds segregate assets with a current value at least equal to the amount of their TBA Dollar Rolls.

In a "fee based" roll, the compensation is recorded as deferred income and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Funds engage in dollar rolls for the purpose of enhancing their yields, principally by earning a negotiated fee.

As of April 30, 2005, the Funds had no fee-based Dollar Rolls outstanding.

I. RESTRICTED AND ILLIQUID SECURITIES -- The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

J. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is each Fund's policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

K. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trusts are allocated proportionately among each of the Funds within the Trusts in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

L. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Funds intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

M. FOREIGN TAXES -- The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

N. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to an Investment Advisory Agreement, JPMorgan Investment Management Inc. ("JPMIM" or Advisor) acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee rates for each Fund is as follows:

                                        INVESTMENT
                                  ADVISORY FEE (%)
FUND
TAIO                                          0.85%
TADE                                          0.35%
TAEI                                          0.25%
TALCG                                         0.40%
TALCV                                         0.40%
TASI                                          0.25%
TAUSE                                         0.45%

The Advisor waived fees as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by JPMIM or its affiliates. Investment advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of such fees related to each Fund's investment in an affiliated money market fund to the extent required by law.

B. DISTRIBUTION FEES -- Effective February 19, 2005, pursuant to a Distribution Agreement with JPMorgan Distribution Services, Inc. ("JPMDS" or "Distributor"), an affiliate of JPMIM and the Administrator, JPMDS serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. JPMDS receives no compensation in its capacity as the Funds' underwriter.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. ("JPMFD"), a wholly-owned subsidiary of The BISYS Group, Inc., served as the Funds' exclusive underwriter. JPMFD received no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted a Distribution Plan (the "Distribution Plan") for Class A, B, and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (%):

                                 CLASS A   CLASS B   CLASS C
FUND
TAIO                                0.25       n/a       n/a
TAEI                                0.25       n/a       n/a
TAUSE                               0.25      0.75      0.75

In addition, JPMDS is entitled to receive front-end sales charges from purchases of Class A shares and the contingent deferred sales charges ("CDSC") from redemptions of Class B and C shares. For the period 02/19/05 to 04/30/05, JPMDS received the following amounts as Distributor (amounts in thousands):

                                           FRONT-END
                                               SALES
                                   12b-1      CHARGE      CDSC
FUND
TAIO                             $     2   $       1       N/A
TAEI                                   5          --^      N/A
TAUSE                                  8          10         5

^ Amount rounds to less than one thousand.

JPMFD and JPMDS waived fees and reimbursed expenses as outlined in Note 3.F.

C. SHAREHOLDER SERVICING FEES -- Effective February 19, 2005, the Trust has entered into a Shareholder Servicing Agreement on behalf of the Funds with JPMDS under which JPMDS provides account administration and personal account maintenance services to the shareholders. For performing these services, JPMDS receives a fee that is computed daily and paid monthly equal to an annual percentage of the average daily net assets as shown in the table below (%):

                                                               INSTITUTIONAL    SELECT
                                 CLASS A   CLASS B   CLASS C           CLASS     CLASS
FUND
TAIO                                0.25       n/a       n/a            0.10       n/a
TADE                                 n/a       n/a       n/a            0.10       n/a
TAEI                                0.25       n/a       n/a            0.10      0.25
TALCG                                n/a       n/a       n/a             n/a      0.25
TALCV                                n/a       n/a       n/a             n/a      0.25
TASI                                 n/a       n/a       n/a            0.10      0.25
TAUSE                               0.25      0.25      0.25            0.10      0.25

JPMDS may enter into service contracts with certain entities under which it will pay all or portion of the annual fee to such entities for performing shareholder and administrative services.

In addition, JPMCB, Charles Schwab & Co. ("Schwab") and JPM I are parties to separate servicing and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of the Funds available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The Funds are not responsible for payments to Schwab under the Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between Schwab, JPM I, and JPMDS is terminated, the Funds would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

Prior to February 19, 2005, JPMorgan Chase Bank, N.A. ("JPMCB") served as the Funds' Shareholder Servicing Agent. JPMCB was subject to the fee rates disclosed in the previous table.

JPMCB and JPMDS waived shareholder servicing fees as outlined in Note 3.F.

D. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio custody and accounting services for the Funds. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

E. ADMINISTRATION FEE -- Effective February 19, 2005, pursuant to the Administration Agreement, JPMorgan Funds Management, Inc. ("JPMFM" or Administrator"), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market and non-Investors funds in the JPMorgan Fund Complex and 0.075% of the average daily net assets in excess of $25 billion of all such Funds.

Prior to February 19, 2005, JPMCB served as the Funds' Administrator, subject to the same fee arrangements.

JPMCB and JPMFM waived Administration Fees and reimbursed expenses as outlined in note 3.F.

BISYS Fund Services, L.P. ("BISYS") serves as the Funds' sub-administrator and will continue to do so until mid-2005. For its services as sub-administrator, BISYS received a portion of the fees paid to JPMCB or JPMFM as Administrator. Beginning in mid-2005, J.P. Morgan Investor Services, Co. ("JPMIS") will serve as the Funds' sub-administrator. For its services as sub-administrator, JPMIS will receive a portion of the fees payable to the Administrator.

F. WAIVERS AND REIMBURSEMENTS -- The Administrator, the Advisor, and the Distributor have contractually agreed to waive fees and reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed on an annual basis the percentages of the Funds' respective daily net assets by class as shown in the table below (%):

                                                               INSTITUTIONAL    SELECT
                                 CLASS A   CLASS B   CLASS C           CLASS     CLASS
FUND
TAIO                                1.80       n/a       n/a            1.00       n/a
TADE                                 n/a       n/a       n/a            0.55       n/a
TAEI                                0.75       n/a       n/a            0.25      0.50
TALCG                                n/a       n/a       n/a             n/a      0.85
TALCV                                n/a       n/a       n/a             n/a      0.85
TASI                                 n/a       n/a       n/a            0.40      0.55
TAUSE                               1.10      1.60      1.60            0.70      0.84

The contractual expense limitation agreements were in effect for the six months ended April 30, 2005, and are due to expire on February 28, 2006.

For the six months ended April 30, 2005, the Funds' service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

G. OTHER -- Certain officers of the Trusts are officers of JPMorgan Chase & Co. and BISYS or their subsidiaries. Such officers received no compensation from the Funds for serving in their respective roles.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Advisors.

                                            CONTRACTUAL WAIVERS
                                 -----------------------------------------
                                 INVESTMENT                    SHAREHOLDER               CONTRACTUAL
                                   ADVISORY   ADMINISTRATION     SERVICING    TOTAL   REIMBURSEMENTS
FUND
TAIO                             $       17   $           81   $        72   $  170   $            7
TADE                                     --               37            89      126               --
TAEI                                    144              295           134      573               --
TALCG                                    --               25            --       25               --
TALCV*                                   --               --            --       --               --
TASI                                     --              123           334      457               --
TAUSE                                    --              174            36      210                8

* The Administrator voluntarily waived $10,000 during the period for TALCV.

The Funds may use related-party broker/dealers. For the six months ended April 30, 2005, TALCV and TAUSE incurred approximately (in thousands) $48 and $37 respectively, in brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting each fund to engage in principal transactions with JP Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. CLASS SPECIFIC EXPENSES

The Funds' class specific expenses for the six months ended April 30, 2005, are as follows (amounts in thousands):

                                 SHAREHOLDER
FUND                               SERVICING   DISTRIBUTION   TRANSFER AGENT*
TAIO
Class A                          $         6   $          6   $             5
Institutional                             71             --                11
-----------------------------------------------------------------------------
                                 $        77   $          6   $            16
TADE
Institutional                    $       115   $         --   $            16

TAEI
Class A                          $        13   $         13   $             5
Institutional                            133             --                 6
Select                                   234             --                 6
-----------------------------------------------------------------------------
                                 $       380   $         13   $            17

TALCG
Select                           $       227   $         --   $             7

TALCV
Select                           $       754   $         --   $            13

TASI
Institutional                    $       165   $         --   $             9
Select                                   523             --                 7
-----------------------------------------------------------------------------
                                 $       688   $         --   $            16
TAUSE
Class A                          $         7   $          7   $             9
Class B                                    3             11                 5
Class C                                    1              2                 1
Institutional                             64             --                 6
Select                                 1,158             --                26
-----------------------------------------------------------------------------
                                 $     1,233   $         20   $            47
-----------------------------------------------------------------------------

* Effective February 19, 2005, the Funds no longer bear class specific charges relating to Transfer Agent fees. The amount in the table above relate to the fees charged to each specific class prior to February 19, 2005.

5. CLASS SPECIFIC DISTRIBUTIONS

The Funds' class specific distributions from net investment income and realized gain on investment transactions for the six months ended April 30, 2005, and the year ended October 31, 2004 are as follows (amounts in thousands):

                                       PERIOD ENDED 04/30/05                YEAR ENDED 10/31/04
                                 ---------------------------------   ----------------------------------
                                               NET                                 NET
FUND                             INVESTMENT INCOME   REALIZED GAIN   INVESTMENT INCOME    REALIZED GAIN
TAIO
Class A                          $              72      $       --   $              71       $       --
Class B                                         --              --                  --               --
Class C                                         --              --                  --               --
Institutional                                2,813              --               2,702               --
-------------------------------------------------------------------------------------------------------
Total                            $           2,885      $       --   $           2,773       $       --

TADE
Institutional                    $           1,983      $       --   $           2,268       $       --

TAEI
Class A                          $              75      $       --   $             212       $       --
Institutional                                2,422              --              26,154               --
Select                                       1,522              --               5,761               --
-------------------------------------------------------------------------------------------------------
Total                            $           4,019      $       --   $          32,127       $       --

TALCG
Select                           $             953      $       --   $             352*      $       --

TALCV
Select                           $           4,069      $       --   $           5,476       $       --

TASI
Institutional                    $           4,626      $       --   $           8,833       $       --
Select                                       5,851              --               7,039               --
-------------------------------------------------------------------------------------------------------
Total                            $          10,477      $       --   $          15,872       $       --

TAUSE
Class A                          $              37      $       --   $              30       $       --
Class B                                         12              --                   4               --
Class C                                          2              --                   1               --
Institutional                                1,565              --               1,561               --
Select                                       7,326              --               6,243               --
-------------------------------------------------------------------------------------------------------
Total                            $           8,942      $       --   $           7,839       $       --
-------------------------------------------------------------------------------------------------------

^  Amount rounds to less than one thousand.
* TALCG includes return of capital distributions in the amount (in thousands) of $123.

6. INVESTMENT TRANSACTIONS

For the six months ended April 30, 2005, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

                                       PURCHASES             SALES    PURCHASES        SALES
                                 (EXCLUDING U.S.   (EXCLUDING U.S.      OF U.S.      OF U.S.
                                     GOVERNMENT)       GOVERNMENT)   GOVERNMENT   GOVERNMENT
FUND
TAIO                             $        39,663   $        50,957   $    1,402   $    1,409
TADE                                      85,288            26,678           --           --
TAEI                                     252,456           984,351           --          400
TALCG                                     48,247            89,303           --           --
TALCV                                    209,524           124,145           --           --
TASI                                     402,333           354,865           --          200
TAUSE                                    220,476           171,705           --           --

7. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2005, are as follows (amounts in thousands):

                                                    GROSS          GROSS   NET UNREALIZED
                                 AGGREGATE     UNREALIZED     UNREALIZED     APPRECIATION
                                      COST   APPRECIATION   DEPRECIATION   (DEPRECIATION)
FUND
TAIO                             $ 114,660   $     24,434   $     (1,325)   $       23,109
TADE                               238,674         36,031         (9,799)           26,232
TAEI                               286,506            313           (498)             (185)
TALCG                              137,953         25,543         (6,497)           19,046
TALCV                              574,180         80,688        (22,258)           58,430
TASI                               781,334          3,616         (7,969)           (6,954)
TAUSE                              999,190        105,046        (33,964)           71,082

8. BORROWINGS

Effective February 18, 2005, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMogan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that other wise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing.

Prior to February 18, 2005, the Funds were allowed to borrow money for temporary or emergency purposes, pursuant, to a Line of Credit dated April 17, 2003. This agreement enabled the Funds to participate with other JPMorgan funds in a line of credit with JPMCB, as administrative agent, and a syndicate of banks, which permitted borrowing up to $250 million, collectively. Interest was charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also paid a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Funds. This agreement was terminated as of February 18, 2005.

Effective February 19, 2005, the Funds began relying upon an exemptive order ("Order") permitting the establishment and operation of an Interfund Lending Facility ("Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JP Morgan Trust II (formerly One Group Mutual Funds) and may be relied upon by the Funds because they are investment companies in the same "group of investment companies" (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

As of April 30, 2005, no funds had outstanding borrowings from another fund or from the unsecured, uncommitted credit facility.

9. CONCENTRATIONS AND INDEMNIFICATIONS

TAIO may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject TAIO to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

As to illiquid investments, a Fund is subject to the risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their fair value, the value of the Fund's net assets could be adversely affected.

As of April 30, 2005 substantially all of the net assets of TAIO consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of investment income from such securities.

As of April 30, 2005 TAIO invested 28.4% of its total investments in the United Kingdom. The issuers' abilities to meet their obligations may be affected by economic or political developments in the specific region or country.

From time to time, the Funds may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

10. CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows for the periods presented (Amounts in thousands):

                                            TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
                                           --------------------------------------------
                                               SIX MONTHS ENDED              YEAR ENDED
                                                 APRIL 30, 2005        OCTOBER 31, 2004
CLASS A SHARES
AMOUNT
    Shares sold                            $                508    $                392
    Shares issued in reinvestment
    of distributions                                         39                      25
    Shares redeemed                                      (3,547)                 (2,146)
    Cost of shares redeemed
    adjustment                                               --                      --
---------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                     $             (3,000)   $             (1,729)
---------------------------------------------------------------------------------------
SHARES
    Shares sold                                              32                      26
    Shares issued in reinvestment
    of distributions                                          2                       2
    Shares redeemed                                        (220)                   (145)
    Cost of shares redeemed
    adjustment                                               --                      --
---------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                     (186)                   (117)
---------------------------------------------------------------------------------------
INSTITUTIONAL
AMOUNT
    Shares sold                            $             10,554    $             26,988
    Shares issued in reinvestment
    of distributions                                        455                     473
    Shares redeemed                                     (20,929)                (40,258)
---------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                     $             (9,920)   $            (12,797)
---------------------------------------------------------------------------------------
SHARES
    Shares sold                                             653                   1,868
    Shares issued in reinvestment
    of distributions                                         28                      34
    Shares redeemed                                      (1,279)                 (2,734)
---------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                     (598)                   (832)
---------------------------------------------------------------------------------------

                                                 TAX AWARE DISCIPLINED EQUITY FUND
                                           --------------------------------------------
                                               SIX MONTHS ENDED              YEAR ENDED
                                                 APRIL 30, 2005        OCTOBER 31, 2004
INSTITUTIONAL
AMOUNT
    Shares sold                            $             78,398    $             44,535
    Shares issued in reinvestment
    of distributions                                      1,340                   1,660
    Shares redeemed                                     (19,455)                (35,388)
    Redemption in-kind                                       --                  (6,389)
---------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                     $             60,283    $              4,418
---------------------------------------------------------------------------------------
SHARES
    Shares sold                                           4,882                   2,963
    Shares issued in reinvestment
    of distributions                                         83                     110
    Shares redeemed                                      (1,211)                 (2,353)
    Redemption in-kind                                       --                    (432)
---------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                    3,754                     288
---------------------------------------------------------------------------------------

                                                  TAX AWARE ENHANCED INCOME FUND
                                           --------------------------------------------
                                               SIX MONTHS ENDED              YEAR ENDED
                                                 APRIL 30, 2005        OCTOBER 31, 2004
CLASS A
AMOUNT
    Shares sold                            $                414    $             17,062
    Shares issued in reinvestment
    of distributions                                         68                     184
    Shares redeemed                                      (6,823)                (23,733)
---------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                     $             (6,341)   $             (6,487)
---------------------------------------------------------------------------------------
SHARES
    Shares sold                                              41                   1,702
    Shares issued in reinvestment
    of distributions                                          7                      18
    Shares redeemed                                        (683)                 (2,370)
---------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                     (635)                   (650)
---------------------------------------------------------------------------------------
INSTITUTIONAL
AMOUNT
    Shares sold                            $             35,477    $            764,339
    Shares issued in reinvestment
    of distributions                                      1,906                  19,955
    Shares redeemed                                    (633,764)             (2,095,973)
---------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                     $           (596,381)   $         (1,311,679)
---------------------------------------------------------------------------------------
SHARES
    Shares sold                                           3,556                  76,296
    Shares issued in reinvestment
    of distributions                                        259                   1,993
    Shares redeemed                                     (63,624)               (209,584)
---------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                  (59,809)               (131,295)
---------------------------------------------------------------------------------------

                                                   TAX AWARE ENHANCED INCOME FUND
                                           --------------------------------------------
                                               SIX MONTHS ENDED              YEAR ENDED
                                                 APRIL 30, 2005        OCTOBER 31, 2004
SELECT
AMOUNT
    Shares sold                            $             21,727    $            184,937
    Shares issued in reinvestment
    of distributions                                        411                   1,865
    Shares redeemed                                    (235,376)               (265,209)
---------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                     $           (213,238)   $            (78,407)
---------------------------------------------------------------------------------------
SHARES
    Shares sold                                           2,309                  18,418
    Shares issued in reinvestment
    of distributions                                         47                     186
    Shares redeemed                                     (23,719)                (26,468)
---------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                  (21,363)                 (7,864)
---------------------------------------------------------------------------------------

                                                  TAX AWARE LARGE CAP GROWTH FUND
                                           --------------------------------------------
                                               SIX MONTHS ENDED              YEAR ENDED
                                                 APRIL 30, 2005        OCTOBER 31, 2004
SELECT
AMOUNT
    Shares sold                            $              5,367    $             22,915
    Shares issued in reinvestment
    of distributions                                         18                       7
    Shares redeemed                                     (46,940)                (91,978)
---------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                     $            (41,555)   $            (69,056)
---------------------------------------------------------------------------------------
SHARES
    Shares sold                                             346                   1,535
    Shares issued in reinvestment
    of distributions                                          2                      --^
    Shares redeemed                                      (3,071)                 (6,168)
---------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                   (2,723)                 (4,633)
---------------------------------------------------------------------------------------

                                                  TAX AWARE LARGE CAP VALUE FUND
                                           --------------------------------------------
                                               SIX MONTHS ENDED              YEAR ENDED
                                                 APRIL 30, 2005        OCTOBER 31, 2004
SELECT
AMOUNT
    Shares sold                            $            154,466    $            220,279
    Shares issued in reinvestment
    of distributions                                        302                     228
    Shares redeemed                                     (74,292)                (81,724)
---------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                     $             80,476    $            138,783
---------------------------------------------------------------------------------------
SHARES
    Shares sold                                           6,923                  10,750
    Shares issued in reinvestment
    of distributions                                         14                      11
    Shares redeemed                                      (3,332)                 (4,029)
---------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                    3,605                   6,732
---------------------------------------------------------------------------------------

                                             TAX AWARE SHORT-INTERMEDIATE INCOME FUND
                                           --------------------------------------------
                                               SIX MONTHS ENDED              YEAR ENDED
                                                 APRIL 30, 2005        OCTOBER 31, 2004
INSTITUTIONAL
AMOUNT
    Shares sold                            $            101,663    $            195,778
    Shares issued in reinvestment
    of distributions                                      1,773                   3,205
    Shares redeemed                                    (209,060)               (182,856)
---------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                     $           (105,624)   $             16,127
---------------------------------------------------------------------------------------
SHARES
    Shares sold                                          10,266                  19,505
    Shares issued in reinvestment
    of distributions                                        179                     321
    Shares redeemed                                     (21,144)                (18,371)
---------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                  (10,699)                  1,455
---------------------------------------------------------------------------------------

SELECT
AMOUNT
    Shares sold                            $            264,456    $            209,358
    Shares issued in reinvestment
    of distributions                                        539                     771
    Shares redeemed                                     (85,168)                (51,980)
---------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                     $            179,827    $            158,149
---------------------------------------------------------------------------------------
SHARES
    Shares sold                                          26,717                  20,885
    Shares issued in reinvestment
    of distributions                                         55                      77
    Shares redeemed                                      (8,620)                 (5,230)
---------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                   18,152                  15,732
---------------------------------------------------------------------------------------

                                                    TAX AWARE U.S. EQUITY FUND
                                           --------------------------------------------
                                               SIX MONTHS ENDED              YEAR ENDED
                                                 APRIL 30, 2005        OCTOBER 31, 2004
CLASS A
AMOUNT
    Shares sold                            $              3,859    $              1,499
    Shares issued in reinvestment
    of distributions                                         35                      28
    Shares redeemed                                      (1,171)                 (1,553)
---------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                     $              2,723    $                (26)
---------------------------------------------------------------------------------------
SHARES
    Shares sold                                             234                      95
    Shares issued in reinvestment
    of distributions                                          2                       2
    Shares redeemed                                         (70)                    (97)
---------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                      166                      --^
---------------------------------------------------------------------------------------

CLASS B
AMOUNT
    Shares sold                            $                116    $                133
    Shares issued in reinvestment
    of distributions                                         11                       4
    Shares redeemed                                        (379)                   (415)
---------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                     $               (252)   $               (278)
---------------------------------------------------------------------------------------
SHARES
    Shares sold                                               7                       8
    Shares issued in reinvestment
    of distributions                                          1                      --^
    Shares redeemed                                         (23)                    (26)
---------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                      (15)                    (18)
---------------------------------------------------------------------------------------

^  Amount rounds to less than one thousand.

                                                    TAX AWARE U.S. EQUITY FUND
                                           --------------------------------------------
                                               SIX MONTHS ENDED              YEAR ENDED
                                                 APRIL 30, 2005        OCTOBER 31, 2004
CLASS C
AMOUNT
    Shares sold                            $                148    $                 82
    Shares issued in reinvestment
    of distributions                                          1                      --^
    Shares redeemed                                        (165)                     (2)
---------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                     $                (16)   $                 80
---------------------------------------------------------------------------------------
SHARES
    Shares sold                                               9                       5
    Shares issued in reinvestment
    of distributions                                         --                      --^
    Shares redeemed                                         (10)                    (--)^
---------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                       (1)                      5
---------------------------------------------------------------------------------------

INSTITUTIONAL
AMOUNT
    Shares sold                            $             49,091    $             27,738
    Shares issued in reinvestment
    of distributions                                      1,229                   1,217
    Shares redeemed                                     (27,240)                (22,288)
---------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                     $             23,080    $              6,667
---------------------------------------------------------------------------------------
SHARES
    Shares sold                                           4,237                   2,474
    Shares issued in reinvestment
    of distributions                                        102                     107
    Shares redeemed                                      (2,343)                 (1,977)
---------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                    1,996                     604
---------------------------------------------------------------------------------------

^  Amount rounds to less than one thousand.

                                                    TAX AWARE U.S. EQUITY FUND
                                           --------------------------------------------
                                               SIX MONTHS ENDED              YEAR ENDED
                                                 APRIL 30, 2005        OCTOBER 31, 2004
SELECT
AMOUNT
    Shares sold                            $            134,062    $            310,508
    Shares issued in reinvestment
    of distributions                                      1,347                   1,323
    Shares redeemed                                    (116,437)               (119,197)
---------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                     $             18,972    $            192,634
---------------------------------------------------------------------------------------
SHARES
    Shares sold                                           7,974                  19,498
    Shares issued in reinvestment
    of distributions                                         79                      82
    Shares redeemed                                      (6,975)                 (7,489)
---------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                    1,078                  12,091
---------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                 (Unaudited)

CLASS A SHARES

                                                         PER SHARE OPERATING PERFORMANCE:
                            ------------------------------------------------------------------------------------------
                                        INCOME FROM INVESTMENT OPERATIONS:               LESS DISTRIBUTIONS:
                                       ------------------------------------   ----------------------------------------
                                                      NET GAINS
                                                   OR LOSSES ON
                            NET ASSET         NET    SECURITIES                DIVIDENDS
                               VALUE,  INVESTMENT         (BOTH  TOTAL FROM     FROM NET  DISTRIBUTIONS
                            BEGINNING      INCOME  REALIZED AND  INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                            OF PERIOD      (LOSS)   UNREALIZED)  OPERATIONS       INCOME          GAINS  DISTRIBUTIONS
TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND
11/1/04 Through 4/30/05       $ 15.02        0.10^         0.97        1.07         0.21             --           0.21
Year Ended 10/31/04           $ 13.36        0.08^         1.74        1.82         0.16             --           0.16
Year Ended 10/31/03           $ 10.90        0.06^         2.51        2.57         0.11             --           0.11
Year Ended 10/31/02           $ 12.38        0.06         (1.53)      (1.47)        0.01             --           0.01
5/1/01* Through 10/31/01      $ 15.00        0.08^        (2.70)      (2.62)          --             --             --

TAX AWARE ENHANCED
INCOME FUND
11/1/04 Through 4/30/05       $  9.99        0.07         (0.02)       0.05         0.07             --           0.07
Year Ended 10/31/04           $ 10.05        0.11         (0.06)       0.05         0.11             --           0.11
Year Ended 10/31/03           $ 10.08        0.14         (0.03)       0.11         0.14             --           0.14
11/30/01* Through 10/31/02    $ 10.10        0.16         (0.01)       0.15         0.16           0.01           0.17

TAX AWARE U.S. EQUITY FUND
11/1/04 Through 4/30/05       $ 16.16        0.11          0.33        0.44         0.11             --           0.11
Year Ended 10/31/04           $ 14.89        0.08^         1.28        1.36         0.09             --           0.09
Year Ended 10/31/03           $ 12.86        0.09^         2.01        2.10         0.07             --           0.07
Year Ended 10/31/02           $ 15.58        0.10         (2.71)      (2.61)        0.11             --           0.11
4/16/01* Through 10/31/01     $ 16.88        0.03^        (1.27)      (1.24)        0.06             --           0.06

*  Commencement of offering of class of shares.
^  Calculated based on average shares outstanding

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                            PER SHARE OPERATING PERFORMANCE:
                            --------------------------------
                                  NET ASSET
                                 VALUE, END            TOTAL
                                  OF PERIOD           RETURN (1)(b)
TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND
11/1/04 Through 4/30/05            $ 15.88              7.17%
Year Ended 10/31/04                $ 15.02             13.74%
Year Ended 10/31/03                $ 13.36             23.77%
Year Ended 10/31/02                $ 10.90            (11.85%)
5/1/01* Through 10/31/01           $ 12.38            (17.47%)

TAX AWARE ENHANCED
INCOME FUND
11/1/04 Through 4/30/05            $  9.97              0.52%
Year Ended 10/31/04                $  9.99              0.47%
Year Ended 10/31/03                $ 10.05              1.12%
11/30/01* Through 10/31/02         $ 10.08              1.42%

TAX AWARE U.S. EQUITY FUND
11/1/04 Through 4/30/05            $ 16.49              2.72%
Year Ended 10/31/04                $ 16.16              9.15%
Year Ended 10/31/03                $ 14.89             16.37%
Year Ended 10/31/02                $ 12.86            (16.89%)
4/16/01* Through 10/31/01          $ 15.58             (7.38%)

                                                              RATIOS/SUPPLEMENTAL DATA:
                            ------------------------------------------------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS: #
                                         ----------------------------------------------------------------
                                                                                          NET INVESTMENT
                            NET ASSETS,                   NET              EXPENSES        INCOME (LOSS)
                                 END OF            INVESTMENT      WITHOUT WAIVERS,      WITHOUT WAIVERS,    PORTFOLIO
                                 PERIOD       NET      INCOME        REIMBURSEMENTS        REIMBURSEMENTS     TURNOVER
                             (MILLIONS)  EXPENSES      (LOSS)  AND EARNINGS CREDITS  AND EARNINGS CREDITS         RATE (b)
TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND
11/1/04 Through 4/30/05            $  3      1.71%       1.62%                 1.84%                 1.48%          27%
Year Ended 10/31/04                $  5      1.69%       0.58%                 1.97%                 0.30%          93%
Year Ended 10/31/03                $  6      1.80%       0.54%                 2.41%                (0.07%)         79%
Year Ended 10/31/02                $  7      1.80%       0.40%                 2.37%                (0.17%)         97%
5/1/01* Through 10/31/01           $  4      1.80%       0.29%                 5.48%+               (3.39%)+        43%

TAX AWARE ENHANCED
INCOME FUND
11/1/04 Through 4/30/05            $  9      0.75%       1.51%                 1.04%                 1.23%          56%
Year Ended 10/31/04                $ 16      0.75%       1.04%                 1.03%                 0.76%          95%
Year Ended 10/31/03                $ 22      0.75%       1.38%                 1.00%                 1.13%         241%
11/30/01* Through 10/31/02         $ 19      0.75%       1.55%                 1.06%                 1.23%         186%

TAX AWARE U.S. EQUITY FUND
11/1/04 Through 4/30/05            $  8      1.10%       1.35%                 1.44%                 1.01%          16%
Year Ended 10/31/04                $  5      1.10%       0.57%                 1.74%                (0.07%)         59%
Year Ended 10/31/03                $  5      1.10%       0.68%                 1.90%                (0.12%)         13%
Year Ended 10/31/02                $  5      1.10%       0.52%                 1.88%                (0.26%)         27%
4/16/01* Through 10/31/01          $  1      1.04%       0.33%                 8.73%+               (7.36%)+        22%

(b) Not annualized for periods less than one year.
  # Short periods have been annualized.
  + Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(1) Total return figures do not include the effect of any front-end sales load.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS B SHARES

                                                            PER SHARE OPERATING PERFORMANCE:
                            ------------------------------------------------------------------------------------------
                                                      NET GAINS
                                                   OR LOSSES ON
                            NET ASSET         NET    SECURITIES                DIVIDENDS
                               VALUE,  INVESTMENT         (BOTH  TOTAL FROM     FROM NET  DISTRIBUTIONS
                            BEGINNING      INCOME  REALIZED AND  INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                            OF PERIOD      (LOSS)   UNREALIZED)  OPERATIONS       INCOME          GAINS  DISTRIBUTIONS
TAX AWARE U.S. EQUITY FUND
11/1/04 Through 4/30/05       $ 16.00        0.07          0.33        0.40         0.07             --           0.07
Year Ended 10/31/04           $ 14.75        0.01          1.26        1.27         0.02             --           0.02
Year Ended 10/31/03           $ 12.76        0.02^         1.99        2.01         0.02             --           0.02
Year Ended 10/31/02           $ 15.47        0.03         (2.71)      (2.68)        0.03             --           0.03
4/16/01* Through 10/31/01     $ 16.88       (0.03)^       (1.33)      (1.36)        0.05             --           0.05

* Commencement of offering of class of shares.
^ Calculated based on average shares outstanding

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                            PER SHARE OPERATING PERFORMANCE:
                            --------------------------------
                                  NET ASSET
                                 VALUE, END            TOTAL
                                  OF PERIOD           RETURN (1)(b)
TAX AWARE U.S. EQUITY FUND
11/1/04 Through 4/30/05             $ 16.33             2.48%
Year Ended 10/31/04                 $ 16.00             8.62%
Year Ended 10/31/03                 $ 14.75            15.82%
Year Ended 10/31/02                 $ 12.76           (17.35%)
4/16/01* Through 10/31/01           $ 15.47            (8.09%)

                                                               RATIOS/SUPPLEMENTAL DATA:
                            -------------------------------------------------------------------------------------------
                                                             RATIOS TO AVERAGE NET ASSETS: #
                                         ------------------------------------------------------------------
                                                                                             NET INVESTMENT
                            NET ASSETS,                   NET                EXPENSES         INCOME (LOSS)
                                END OF             INVESTMENT        WITHOUT WAIVERS,      WITHOUT WAIVERS,   PORTFOLIO
                                PERIOD        NET      INCOME          REIMBURSEMENTS        REIMBURSEMENTS    TURNOVER
                             (MILLIONS)  EXPENSES      (LOSS)    AND EARNINGS CREDITS  AND EARNINGS CREDITS        RATE (b)
TAX AWARE U.S. EQUITY FUND
11/1/04 Through 4/30/05            $  3      1.60%       0.94%                   1.97%                 0.57%         16%
Year Ended 10/31/04                $  3      1.60%       0.07%                   2.24%                (0.57%)        59%
Year Ended 10/31/03                $  3      1.60%       0.18%                   2.40%                (0.62%)        13%
Year Ended 10/31/02                $  3      1.60%       0.00%^^                 2.39%                (0.79%)        27%
4/16/01* Through 10/31/01          $  1      1.60%      (0.35%)                  7.71%+               (6.46%)+       22%

  # Short periods have been annualized.
 ^^ Amount rounds to less than .005%.
  + Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b) Not annualized for periods less than one year.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS C SHARES

                                                            PER SHARE OPERATING PERFORMANCE:
                            ------------------------------------------------------------------------------------------
                                                      NET GAINS
                                                   OR LOSSES ON
                            NET ASSET         NET    SECURITIES                DIVIDENDS
                               VALUE,  INVESTMENT         (BOTH  TOTAL FROM     FROM NET  DISTRIBUTIONS
                            BEGINNING      INCOME  REALIZED AND  INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                            OF PERIOD      (LOSS)   UNREALIZED)  OPERATIONS       INCOME         GAINS   DISTRIBUTIONS
TAX AWARE U.S. EQUITY FUND
11/1/04 Through 4/30/05       $ 15.97        0.07          0.33        0.40         0.07             --           0.07
Year Ended 10/31/04           $ 14.72        0.02^         1.25        1.27         0.02             --           0.02
Year Ended 10/31/03           $ 12.74        0.02^         1.99        2.01         0.03             --           0.03
Year Ended 10/31/02           $ 15.45        0.04         (2.71)      (2.67)        0.04             --           0.04
4/16/01* Through 10/31/01     $ 16.88       (0.02)^       (1.35)      (1.37)        0.06             --           0.06

* Commencement of offering of class of shares.
^ Calculated based on average shares outstanding

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                            PER SHARE OPERATING PERFORMANCE:
                            --------------------------------
                                 NET ASSET
                                VALUE, END             TOTAL
                                 OF PERIOD            RETURN (1)(b)
TAX AWARE U.S. EQUITY FUND
11/1/04 Through 4/30/05            $ 16.30              2.48%
Year Ended 10/31/04                $ 15.97              8.66%
Year Ended 10/31/03                $ 14.72             15.80%
Year Ended 10/31/02                $ 12.74            (17.35%)
4/16/01* Through 10/31/01          $ 15.45             (8.16%)

                                                               RATIOS/SUPPLEMENTAL DATA:
                            ------------------------------------------------------------------------------------------
                                                            RATIOS TO AVERAGE NET ASSETS: #
                                         -----------------------------------------------------------------
                                                                                           NET INVESTMENT
                            NET ASSETS,                   NET               EXPENSES        INCOME (LOSS)
                                 END OF            INVESTMENT       WITHOUT WAIVERS,      WITHOUT WAIVERS,   PORTFOLIO
                                 PERIOD       NET      INCOME         REIMBURSEMENTS        REIMBURSEMENTS    TURNOVER
                             (MILLIONS)  EXPENSES      (LOSS)   AND EARNINGS CREDITS  AND EARNINGS CREDITS        RATE (b)
TAX AWARE U.S. EQUITY FUND
11/1/04 Through 4/30/05            $ --@     1.60%       0.90%                  1.98%                 0.53%         16%
Year Ended 10/31/04                $ --@     1.60%       0.07%                  2.24%                (0.57%)        59%
Year Ended 10/31/03                $ --@     1.60%       0.18%                  2.40%                (0.62%)        13%
Year Ended 10/31/02                $ --@     1.60%       0.00%^^                2.38%                (0.78%)        27%
4/16/01* Through 10/31/01          $ --@     1.57%      (0.17%)                23.55%+              (22.15%)+       22%

  @ Amount rounds to less than one million.
  # Short periods have been annualized.
 ^^ Amount rounds to less than .005%.
  + Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b) Not annualized for periods less than one year.

SEE NOTES TO FINANCIAL STATEMENTS.

INSTITUTIONAL CLASS SHARES

                                                            PER SHARE OPERATING PERFORMANCE:
                            ---------------------------------------------------------------------------------------------
                                          INCOME FROM INVESTMENT OPERATIONS:               LESS DISTRIBUTIONS:
                                         ------------------------------------    ----------------------------------------
                                                        NET GAINS
                                                     OR LOSSES ON
                              NET ASSET         NET    SECURITIES                 DIVIDENDS
                                 VALUE,  INVESTMENT         (BOTH  TOTAL FROM      FROM NET  DISTRIBUTIONS
                              BEGINNING      INCOME  REALIZED AND  INVESTMENT    INVESTMENT   FROM CAPITAL          TOTAL
                              OF PERIOD      (LOSS)   UNREALIZED)  OPERATIONS        INCOME          GAINS  DISTRIBUTIONS
TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND
11/1/04 Through 4/30/05         $ 15.27        0.20^         0.94        1.14          0.31            --           0.31
Year Ended 10/31/04             $ 13.60        0.19^         1.75        1.94          0.27            --           0.27
Year Ended 10/31/03             $ 11.02        0.15^         2.55        2.70          0.12            --           0.12
Year Ended 10/31/02             $ 12.43        0.14         (1.51)      (1.37)         0.04            --           0.04
5/1/01* Through 10/31/01        $ 15.00        0.07^        (2.64)      (2.57)           --            --             --

TAX AWARE DISCIPLINED
EQUITY FUND
11/1/04 Through 4/30/05         $ 15.30        0.14          0.36        0.50          0.14            --           0.14
Year Ended 10/31/04             $ 14.02        0.16          1.29        1.45          0.17            --           0.17
Year Ended 10/31/03             $ 11.74        0.15          2.28        2.43          0.15            --           0.15
Year Ended 10/31/02             $ 14.36        0.14         (2.57)      (2.43)         0.19            --           0.19
Year Ended 10/31/01             $ 18.87        0.14         (4.57)      (4.43)         0.08            --           0.08
Year Ended 10/31/00             $ 18.19        0.15          0.68        0.83          0.15            --           0.15

TAX AWARE ENHANCED
INCOME FUND
11/1/04 Through 4/30/05         $  9.98        0.09         (0.01)       0.08          0.10            --           0.10
Year Ended 10/31/04             $ 10.05        0.15         (0.06)       0.09          0.16            --           0.16
Year Ended 10/31/03             $ 10.07        0.19         (0.02)       0.17          0.19            --           0.19
Year Ended 10/31/02             $ 10.10        0.22         (0.01)       0.21          0.23          0.01           0.24
Year Ended 10/31/01^^           $  9.95        0.39          0.15        0.54          0.39            --           0.39
Year Ended 10/31/00             $  9.95        0.45            --        0.45          0.45            --           0.45

TAX AWARE SHORT-INTERMEDIATE
INCOME FUND
11/1/04 Through 4/30/05         $ 10.00        0.14^        (0.13)       0.01          0.14            --           0.14
Year Ended 10/31/04             $ 10.05        0.26         (0.06)       0.20          0.25            --           0.25
12/20/02* Through 10/31/03      $ 10.00        0.20^         0.04        0.24          0.19            --           0.19

 * Commencement of offering of class of shares.
^^ On August 17, 2001, the class underwent a reverse split of shares. Prior periods have been restated to reflect the split (1 to 5).
 ^ Calculated based on average shares outstanding

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                              PER SHARE OPERATING PERFORMANCE:
                              --------------------------------
                                   NET ASSET
                                  VALUE, END             TOTAL
                                   OF PERIOD            RETURN (b)
TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND
11/1/04 Through 4/30/05              $ 16.10              7.49%(1)
Year Ended 10/31/04                  $ 15.27             14.44%(1)
Year Ended 10/31/03                  $ 13.60             24.74%(1)
Year Ended 10/31/02                  $ 11.02            (11.08%)(1)
5/1/01* Through 10/31/01             $ 12.43            (17.13%)(1)

TAX AWARE DISCIPLINED
EQUITY FUND
11/1/04 Through 4/30/05              $ 15.66              3.25%
Year Ended 10/31/04                  $ 15.30             10.40%
Year Ended 10/31/03                  $ 14.02             20.91%
Year Ended 10/31/02                  $ 11.74            (17.13%)
Year Ended 10/31/01                  $ 14.36            (23.55%)
Year Ended 10/31/00                  $ 18.87              4.54%

TAX AWARE ENHANCED
INCOME FUND
11/1/04 Through 4/30/05              $  9.96              0.77%(1)
Year Ended 10/31/04                  $  9.98              0.88%(1)
Year Ended 10/31/03                  $ 10.05              1.73%(1)
Year Ended 10/31/02                  $ 10.07              2.01%(1)
Year Ended 10/31/01^^                $ 10.10              5.63%(1)
Year Ended 10/31/00                  $  9.95              4.55%(1)

TAX AWARE SHORT-INTERMEDIATE
INCOME FUND
11/1/04 Through 4/30/05              $  9.87              0.12%
Year Ended 10/31/04                  $ 10.00              2.02%
12/20/02* Through 10/31/03           $ 10.05              2.41%

                                                               RATIOS/SUPPLEMENTAL DATA:
                              ----------------------------------------------------------------------------------------
                                                               RATIOS TO AVERAGE NET ASSETS: #
                                           ----------------------------------------------------------------
                                                                                             NET INVESTMENT
                              NET ASSETS,                   NET              EXPENSES         INCOME (LOSS)
                                   END OF            INVESTMENT      WITHOUT WAIVERS,      WITHOUT WAIVERS,  PORTFOLIO
                                   PERIOD       NET      INCOME        REIMBURSEMENTS        REIMBURSEMENTS   TURNOVER
                               (MILLIONS)  EXPENSES      (LOSS)  AND EARNINGS CREDITS  AND EARNINGS CREDITS       RATE (b)
TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND
11/1/04 Through 4/30/05           $   136      1.00%       2.60%                 1.24%                 2.36%        27%
Year Ended 10/31/04               $   139      1.00%       1.31%                 1.34%                 0.97%        93%
Year Ended 10/31/03               $   135      1.00%       1.31%                 1.41%                 0.90%        79%
Year Ended 10/31/02               $   149      1.00%       1.08%                 1.32%                 0.76%        97%
5/1/01* Through 10/31/01          $   176      1.00%       1.09%                 1.33%                 0.76%        43%

TAX AWARE DISCIPLINED
EQUITY FUND
11/1/04 Through 4/30/05           $   265      0.55%       1.85%                 0.66%                 1.73%        12%
Year Ended 10/31/04               $   202      0.55%       1.14%                 0.69%                 1.00%        31%
Year Ended 10/31/03               $   181      0.55%       1.21%                 0.71%                 1.05%        46%
Year Ended 10/31/02               $   194      0.55%       0.93%                 0.70%                 0.78%        60%
Year Ended 10/31/01               $   313      0.55%       0.77%                 0.60%                 0.72%        44%
Year Ended 10/31/00               $   478      0.55%       0.78%                 0.59%                 0.74%        51%

TAX AWARE ENHANCED
INCOME FUND
11/1/04 Through 4/30/05           $   147      0.25%       1.92%                 0.54%                 1.63%        56%
Year Ended 10/31/04               $   744      0.25%       1.55%                 0.53%                 1.27%        95%
Year Ended 10/31/03               $ 2,068      0.25%       1.88%                 0.53%                 1.60%       241%
Year Ended 10/31/02               $ 1,671      0.25%       2.20%                 0.54%                 1.90%       186%
Year Ended 10/31/01^^             $   951      0.25%       3.80%                 0.50%                 3.55%       142%
Year Ended 10/31/00               $   299      0.25%       4.43%                 0.50%                 4.18%       172%

TAX AWARE SHORT-INTERMEDIATE
INCOME FUND
11/1/04 Through 4/30/05           $   239      0.40%       2.84%                 0.52%                 2.71%        51%
Year Ended 10/31/04               $   350      0.40%       2.49%                 0.55%                 2.34%       185%
12/20/02* Through 10/31/03        $   336      0.35%       2.34%                 0.57%                 2.12%       274%

(1) Total return figures do not include the effect of any front-end sales load.
(b) Not annualized for periods less than one year.
  # Short periods have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                     PER SHARE OPERATING PERFORMANCE:
                            ------------------------------------------------------------------------------
                                          INCOME FROM INVESTMENT OPERATIONS:       LESS DISTRIBUTIONS:
                                         ------------------------------------  ---------------------------
                                                        NET GAINS
                                                     OR LOSSES ON
                              NET ASSET         NET    SECURITIES                 DIVIDENDS
                                 VALUE,  INVESTMENT         (BOTH  TOTAL FROM      FROM NET
                              BEGINNING      INCOME  REALIZED AND  INVESTMENT    INVESTMENT          TOTAL
                              OF PERIOD      (LOSS)   UNREALIZED)  OPERATIONS        INCOME  DISTRIBUTIONS
TAX AWARE U.S. EQUITY FUND
11/1/04 Through 4/30/05         $ 11.43        0.10          0.24        0.34          0.15           0.15
Year Ended 10/31/04             $ 10.57        0.11^         0.90        1.01          0.15           0.15
Year Ended 10/31/03             $  9.17        0.11^         1.42        1.53          0.13           0.13
Year Ended 10/31/02             $ 11.15        0.12         (1.94)      (1.82)         0.16           0.16
Year Ended 10/31/01             $ 14.73        0.08^        (3.55)      (3.47)         0.11           0.11
9/15/00* Through 10/31/00       $ 15.00        0.01         (0.28)      (0.27)           --             --

* Commencement of offering of class of shares.
^ Calculated based on average shares outstanding

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                              PER SHARE OPERATING PERFORMANCE:
                              --------------------------------
                                    NET ASSET
                                   VALUE, END            TOTAL
                                    OF PERIOD           RETURN (b)
TAX AWARE U.S. EQUITY FUND
11/1/04 Through 4/30/05               $ 11.62             2.99%
Year Ended 10/31/04                   $ 11.43             9.50%
Year Ended 10/31/03                   $ 10.57            16.89%
Year Ended 10/31/02                   $  9.17           (16.50%)
Year Ended 10/31/01                   $ 11.15           (23.67%)
9/15/00* Through 10/31/00             $ 14.73            (1.80%)

                                                               RATIOS/SUPPLEMENTAL DATA:
                              ----------------------------------------------------------------------------------------
                                                             RATIOS TO AVERAGE NET ASSETS: #
                                           ----------------------------------------------------------------
                                                                                             NET INVESTMENT
                              NET ASSETS,                   NET              EXPENSES         INCOME (LOSS)
                                   END OF            INVESTMENT      WITHOUT WAIVERS,      WITHOUT WAIVERS,  PORTFOLIO
                                   PERIOD       NET      INCOME        REIMBURSEMENTS        REIMBURSEMENTS   TURNOVER
                               (MILLIONS)  EXPENSES      (LOSS)  AND EARNINGS CREDITS  AND EARNINGS CREDITS       RATE (b)
TAX AWARE U.S. EQUITY FUND
11/1/04 Through 4/30/05             $ 146      0.70%       1.81%                 0.73%                 1.78%        16%
Year Ended 10/31/04                 $ 120      0.70%       0.97%                 0.76%                 0.91%        59%
Year Ended 10/31/03                 $ 105      0.70%       1.09%                 0.79%                 1.00%        13%
Year Ended 10/31/02                 $  41      0.70%       0.92%                 0.84%                 0.78%        27%
Year Ended 10/31/01                 $  12      0.70%       0.69%                 0.93%                 0.46%        22%
9/15/00* Through 10/31/00           $  --@     0.70%       0.51%                 0.85%                 0.36%        15%

  # Short periods have been annualized.
  @ Amount rounds to less than one million.
(b) Not annualized for periods less than one year.

SEE NOTES TO FINANCIAL STATEMENTS.

SELECT CLASS SHARES

                                                                    PER SHARE OPERATING PERFORMANCE:
                               ----------------------------------------------------------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:                    LESS DISTRIBUTIONS:
                                          ------------------------------------  ---------------------------------------------------
                                                        NET GAINS
                                                      OR LOSSES ON
                               NET ASSET         NET    SECURITIES               DIVIDENDS
                                  VALUE,  INVESTMENT         (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS
                               BEGINNING      INCOME  REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL      RETURN         TOTAL
                               OF PERIOD      (LOSS)   UNREALIZED)  OPERATIONS      INCOME          GAINS  OF CAPITAL DISTRIBUTIONS
TAX AWARE ENHANCED
INCOME FUND
11/1/04 Through 4/30/05          $  9.99        0.09         (0.03)       0.06        0.08             --          --          0.08
Year Ended 10/31/04              $ 10.06        0.13         (0.07)       0.06        0.13             --          --          0.13
Year Ended 10/31/03              $ 10.08        0.17         (0.02)       0.15        0.17             --          --          0.17
Year Ended 10/31/02              $ 10.11        0.20         (0.02)       0.18        0.20           0.01          --          0.21
Year Ended 10/31/01^^            $  9.95        0.36          0.16        0.52        0.36             --          --          0.36
Year Ended 10/31/00              $  9.95        0.40            --        0.40        0.40             --          --          0.40

TAX AWARE LARGE CAP
GROWTH FUND
11/01/04 Through 4/30/05         $ 14.74        0.08         (0.22)      (0.14)       0.08             --          --          0.08
Year Ended 10/31/04              $ 14.79        0.01         (0.04)      (0.03)       0.01             --        0.01          0.02
Year Ended 10/31/03              $ 13.03        0.05          1.75        1.80        0.04             --          --          0.04
01/01/02 Through 10/31/02**      $ 17.39        0.04         (4.36)      (4.32)       0.04             --          --          0.04
11/01/01 Through 12/31/01***     $ 16.32        0.02          1.07        1.09        0.02             --          --          0.02
Year Ended 10/31/01              $ 42.93        0.04        (11.41)     (11.37)       0.04          15.20          --         15.24
Year Ended 10/31/00              $ 47.54        0.04         (0.07)      (0.03)       0.03           4.55          --          4.58

TAX AWARE LARGE CAP
VALUE FUND
11/1/04 Through 4/30/05          $ 21.19        0.15          0.61        0.76        0.15             --          --          0.15
Year Ended 10/31/04              $ 18.65        0.25          2.56        2.81        0.27             --          --          0.27
Year Ended 10/31/03              $ 16.01        0.26          2.64        2.90        0.26             --          --          0.26
1/1/02 Through 10/31/02**        $ 19.74        0.22         (3.74)      (3.52)       0.21             --          --          0.21
11/1/01 Through 12/31/01***      $ 18.44        0.03          1.30        1.33        0.03             --          --          0.03
Year Ended 10/31/01              $ 25.57        0.20         (5.41)      (5.21)       0.19           1.73          --          1.92
Year Ended 10/31/00              $ 27.53        0.21          1.40        1.61        0.17           3.40          --          3.57

 ^^ On August 17, 2001, the class underwent a reverse split of shares. Prior periods have been restated to reflect the split (1 to 5).
 ** The fund changed its fiscal year end from December 31 to October 31.
*** The fund changed its fiscal year end from October 31 to December 31.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                              PER SHARE OPERATING PERFORMANCE:
                              --------------------------------
                                    NET ASSET
                                   VALUE, END            TOTAL
                                    OF PERIOD           RETURN (b)
TAX AWARE ENHANCED
INCOME FUND
11/1/04 Through 4/30/05               $  9.97             0.64%
Year Ended 10/31/04                   $  9.99             0.63%
Year Ended 10/31/03                   $ 10.06             1.48%
Year Ended 10/31/02                   $ 10.08             1.75%
Year Ended 10/31/01^^                 $ 10.11             5.47%
Year Ended 10/31/00                   $  9.95             4.29%

TAX AWARE LARGE CAP
GROWTH FUND
11/01/04 Through 4/30/05              $ 14.52            (1.02%)
Year Ended 10/31/04                   $ 14.74            (0.21%)
Year Ended 10/31/03                   $ 14.79            13.84%
01/01/02 Through 10/31/02**           $ 13.03           (24.84%)
11/01/01 Through 12/31/01***          $ 17.39             6.70%
Year Ended 10/31/01                   $ 16.32           (33.30%)
Year Ended 10/31/00                   $ 42.93            (0.91%)

TAX AWARE LARGE CAP
VALUE FUND
11/1/04 Through 4/30/05               $ 21.80             3.56%
Year Ended 10/31/04                   $ 21.19            15.12%
Year Ended 10/31/03                   $ 18.65            18.34%
1/1/02 Through 10/31/02**             $ 16.01           (17.94%)
11/1/01 Through 12/31/01***           $ 19.74             7.20%
Year Ended 10/31/01                   $ 18.44           (21.43%)
Year Ended 10/31/00                   $ 25.57             6.35%

                                                               RATIOS/SUPPLEMENTAL DATA:
                              ----------------------------------------------------------------------------------------
                                                             RATIOS TO AVERAGE NET ASSETS: #
                                           ----------------------------------------------------------------
                                                                                             NET INVESTMENT
                              NET ASSETS,                   NET              EXPENSES         INCOME (LOSS)
                                   END OF            INVESTMENT      WITHOUT WAIVERS,      WITHOUT WAIVERS,  PORTFOLIO
                                   PERIOD       NET      INCOME        REIMBURSEMENTS        REIMBURSEMENTS   TURNOVER
                               (MILLIONS)  EXPENSES      (LOSS)  AND EARNINGS CREDITS  AND EARNINGS CREDITS       RATE (b)
TAX AWARE ENHANCED
INCOME FUND
11/1/04 Through 4/30/05             $ 149      0.50%       1.73%                0.69%                  1.54%        56%
Year Ended 10/31/04                 $ 362      0.50%       1.30%                0.68%                  1.12%        95%
Year Ended 10/31/03                 $ 444      0.50%       1.61%                0.69%                  1.42%       241%
Year Ended 10/31/02                 $ 278      0.50%       1.94%                0.70%                  1.74%       186%
Year Ended 10/31/01^^               $ 186      0.50%       3.51%                0.67%                  3.34%       142%
Year Ended 10/31/00                 $  37      0.50%       4.23%                0.67%                  4.06%       172%

TAX AWARE LARGE CAP
GROWTH FUND
11/01/04 Through 4/30/05            $ 156      0.85%       1.03%                0.88%                  1.00%        27%
Year Ended 10/31/04                 $ 199      0.85%       0.07%                0.87%                  0.05%       129%
Year Ended 10/31/03                 $ 268      0.85%       0.35%                0.87%                  0.33%        35%
01/01/02 Through 10/31/02**         $ 257      0.68%       0.34%                0.85%                  0.17%        46%
11/01/01 Through 12/31/01***        $ 433      0.55%       0.56%                0.85%                  0.26%         3%
Year Ended 10/31/01                 $ 423      0.49%       0.21%                0.85%                 (0.15%)       84%
Year Ended 10/31/00                 $ 839      0.47%       0.08%                0.80%                 (0.25%)       74%

TAX AWARE LARGE CAP
VALUE FUND
11/1/04 Through 4/30/05             $ 633      0.82%       1.36%                0.82%                  1.36%        21%
Year Ended 10/31/04                 $ 539      0.85%       1.20%                0.85%                  1.20%        39%
Year Ended 10/31/03                 $ 349      0.85%       1.55%                0.85%                  1.55%        33%
1/1/02 Through 10/31/02**           $ 327      0.79%       1.43%                0.85%                  1.37%        80%
11/1/01 Through 12/31/01***         $ 415      0.69%       0.91%                0.85%                  0.75%         0%
Year Ended 10/31/01                 $ 406      0.69%       0.93%                0.87%                  0.75%         8%
Year Ended 10/31/00                 $ 625      0.68%       0.83%                0.80%                  0.71%        43%

(b) Not annualized for periods less than one year.
  # Short periods have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                     PER SHARE OPERATING PERFORMANCE:
                            ------------------------------------------------------------------------------
                                          INCOME FROM INVESTMENT OPERATIONS:       LESS DISTRIBUTIONS:
                                         ------------------------------------  ---------------------------
                                                        NET GAINS
                                                     OR LOSSES ON
                              NET ASSET         NET    SECURITIES                 DIVIDENDS
                                 VALUE,  INVESTMENT         (BOTH  TOTAL FROM      FROM NET
                              BEGINNING      INCOME  REALIZED AND  INVESTMENT    INVESTMENT          TOTAL
                              OF PERIOD      (LOSS)   UNREALIZED)  OPERATIONS        INCOME  DISTRIBUTIONS
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND
11/1/04 Through 4/30/05         $ 10.00        0.13^        (0.13)         --          0.13           0.13
Year Ended 10/31/04             $ 10.05        0.23         (0.05)       0.18          0.23           0.23
12/20/02* Through 10/31/03      $ 10.00        0.19^         0.04        0.23          0.18           0.18

TAX AWARE U.S. EQUITY FUND
11/1/04 Through 4/30/05         $ 16.18        0.14^         0.33        0.47          0.13           0.13
Year Ended 10/31/04             $ 14.90        0.13^         1.28        1.41          0.13           0.13
Year Ended 10/31/03             $ 12.88        0.12^         2.01        2.13          0.11           0.11
Year Ended 10/31/02             $ 15.59        0.10         (2.69)      (2.59)         0.12           0.12
Year Ended 10/31/01             $ 20.51        0.10^        (4.96)      (4.86)         0.06           0.06
Year Ended 10/31/00             $ 18.73        0.09          1.77        1.86          0.08           0.08

* Commencement of operations.
^ Calculated based on average shares outstanding

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                              PER SHARE OPERATING PERFORMANCE:
                              --------------------------------
                                    NET ASSET
                                   VALUE, END            TOTAL
                                    OF PERIOD           RETURN (b)
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND
11/1/04 Through 4/30/05               $  9.87             0.05%
Year Ended 10/31/04                   $ 10.00             1.86%
12/20/02* Through 10/31/03            $ 10.05             2.28%

TAX AWARE U.S. EQUITY FUND
11/1/04 Through 4/30/05               $ 16.52             2.90%
Year Ended 10/31/04                   $ 16.18             9.46%
Year Ended 10/31/03                   $ 14.90            16.64%
Year Ended 10/31/02                   $ 12.88           (16.70%)
Year Ended 10/31/01                   $ 15.59           (23.76%)
Year Ended 10/31/00                   $ 20.51             9.96%

                                                               RATIOS/SUPPLEMENTAL DATA:
                              ----------------------------------------------------------------------------------------
                                                               RATIOS TO AVERAGE NET ASSETS: #
                                           ----------------------------------------------------------------
                                                                                             NET INVESTMENT
                              NET ASSETS,                   NET              EXPENSES         INCOME (LOSS)
                                   END OF            INVESTMENT      WITHOUT WAIVERS,      WITHOUT WAIVERS,  PORTFOLIO
                                   PERIOD       NET      INCOME        REIMBURSEMENTS        REIMBURSEMENTS   TURNOVER
                               (MILLIONS)  EXPENSES      (LOSS)  AND EARNINGS CREDITS  AND EARNINGS CREDITS       RATE (b)
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND
11/1/04 Through 4/30/05             $ 532      0.55%       2.69%                0.67%                  2.57%        51%
Year Ended 10/31/04                 $ 357      0.55%       2.38%                0.69%                  2.24%       185%
12/20/02* Through 10/31/03          $ 201      0.50%       2.22%                0.72%                  2.00%       274%

TAX AWARE U.S. EQUITY FUND
11/1/04 Through 4/30/05             $ 916      0.84%       1.67%                0.88%                  1.63%        16%
Year Ended 10/31/04                 $ 880      0.84%       0.83%                0.90%                  0.77%        59%
Year Ended 10/31/03                 $ 630      0.84%       0.92%                0.93%                  0.83%        13%
Year Ended 10/31/02                 $ 187      0.84%       0.73%                0.97%                  0.60%        27%
Year Ended 10/31/01                 $ 212      0.84%       0.56%                0.87%                  0.53%        22%
Year Ended 10/31/00                 $ 249      0.85%       0.46%                0.85%                  0.46%        15%

(b) Not annualized for periods less than one year
  # Short periods have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A Special Meeting of Shareholders of J.P. Morgan Mutual Fund Group ("MFG") was held on January 20, 2005, and adjourned and reconvened on February 3, 2005, at 522 Fifth Avenue, New York, New York 10036 for purposes of asking shareholders to consider the following proposals:

To elect thirteen (13) Trustees for each JPMorgan Fund. A majority of shareholders of the MFG approved the election of each Trustee by the following votes:

                                 AFFIRMATIVE      NEGATIVE      WITHHOLD
William J. Armstrong             128,297,849     3,531,682       261,556
Roland R. Eppley, Jr.            128,420,274     3,409,257       261,556
John F. Finn                     128,500,853     3,328,678       261,556
Dr. Matthew Goldstein            128,448,980     3,380,551       261,556
Robert J. Higgins                128,521,979     3,307,551       261,556
Peter C. Marshall                128,497,115     3,331,416       261,556
Marilyn McCoy                    128,478,689     3,350,842       261,556
William G. Morton, Jr.           128,470,511     3,359,020       261,556
Robert A. Oden, Jr.              128,476,705     3,352,826       261,556
Fergus Reid, III                 128,378,739     3,450,792       261,556
Frederick W. Ruebeck             128,426,489     3,403,042       261,556
James J. Schonbachler            128,537,477     3,292,054       261,556
Leonard M. Spalding              128,197,032     3,632,498       261,556

To approve proposed Agreement and Plan of Reorganization (each, a "Reorganization Agreement") pursuant to which each of the JPMorgan Funds would be reorganized as a corresponding series of J.P. Morgan Mutual Fund Series. The following Fund approved the Agreement and Plan of Reorganization by the following votes:

                                                                                                          BROKER
                                                       FOR           AGAINST           ABSTAIN         NON-VOTES
     JPMorgan Tax Aware International
     Opportunities                               6,469,783               170                 -            56,472

A Special Meeting of Shareholders of J.P. Morgan Series Trust ("JPMST") was held on January 20, 2005, at 522 Fifth Avenue, New York, New York 10036 for purposes of asking shareholders to consider the following proposals:

To elect thirteen (13) Trustees for each JPMorgan Fund. A majority of shareholders of the JPMST approved the election of each Trustee by the following votes:

                                   AFFIRMATIVE        NEGATIVE
William J. Armstrong             1,992,936,052       8,575,717
Roland R. Eppley, Jr.            1,993,051,772       8,459,997
John F. Finn                     1,993,318,545       8,193,223
Dr. Matthew Goldstein            1,993,320,045       8,191,724
Robert J. Higgins                1,993,309,565       8,202,204
Peter C. Marshall                1,993,308,029       8,203,740
Marilyn McCoy                    1,993,308,029       8,203,740
William G. Morton, Jr.           1,993,305,371       8,206,397
Robert A. Oden, Jr.              1,993,298,511       8,213,258
Fergus Reid, III                 1,992,861,420       8,650,349
Frederick W. Ruebeck             1,993,251,990       8,259,779
James J. Schonbachler            1,993,126,404       8,385,365
Leonard M. Spalding              1,993,173,822       8,337,947

To approve proposed Agreement and Plan of Reorganization (each, a "Reorganization Agreement") pursuant to which each of the JPMorgan Funds would be reorganized as a corresponding series of J.P. Morgan Mutual Fund Series. The following Funds approved the Agreement and Plan of Reorganization by the following votes:

                                                                                                          BROKER
                                                       FOR           AGAINST           ABSTAIN         NON-VOTES
     JPMorgan Tax Aware Disciplined Equity      86,475,469           589,389           522,677        37,530,284
     JPMorgan Tax Aware Enhanced Income        764,360,501         7,774,537           915,871        12,676,577
     JPMorgan Tax Aware US Equity              739,718,894         3,889,629         2,098,818        34,097,764

A Special Meeting of Shareholders of J.P. Morgan Mutual Fund Select Group ("MFSG") was held on January 20, 2005, at 522 Fifth Avenue, New York, New York 10036 for purposes of asking shareholders to consider the following proposals:

To elect thirteen (13) Trustees for each JPMorgan Fund. A majority of shareholders of the MFSG approved the election of each Trustee by the following votes:

                                 AFFIRMATIVE      NEGATIVE
William J. Armstrong              98,827,965       614,396
Roland R. Eppley, Jr.             98,825,116       617,245
John F. Finn                      98,840,383       601,979
Dr. Matthew Goldstein             98,834,557       607,805
Robert J. Higgins                 98,823,121       619,240
Peter C. Marshall                 98,838,263       604,099
Marilyn McCoy                     98,830,602       611,759
William G. Morton, Jr.            98,829,638       612,723
Robert A. Oden, Jr.               98,834,513       607,849
Fergus Reid, III                  98,810,619       631,743
Frederick W. Ruebeck              98,837,758       604,604
James J. Schonbachler             98,833,998       608,364
Leonard M. Spalding               98,816,763       625,599

To approve proposed Agreement and Plan of Reorganization (each, a "Reorganization Agreement") pursuant to which each of the JPMorgan Funds would be reorganized as a corresponding series of J.P. Morgan Mutual Fund Series. The following Funds approved the Agreement and Plan of Reorganization by the following votes:

                                                                                                          BROKER
                                                       FOR           AGAINST           ABSTAIN         NON-VOTES
     JPMorgan Tax Aware Large Cap Growth        12,120,452             4,969            31,290             2,993
     JPMorgan Tax Aware Large Cap Value         21,242,175           349,235            71,854            13,757

A Special Meeting of Shareholders of J.P. Morgan Institutional Funds ("JPMIF") was held on January 20, 2005, and adjourned and reconvened on February 3, 2005, at 522 Fifth Avenue, New York, New York 10036 for purposes of asking shareholders to consider the following proposals:

To elect thirteen (13) Trustees for each JPMorgan Fund. A majority of shareholders of the JPMIF approved the election of each Trustee by the following votes:

                                     AFFIRMATIVE          NEGATIVE
William J. Armstrong               2,570,614,090        22,720,763
Roland R. Eppley, Jr.              2,570,399,817        22,935,037
John F. Finn                       2,569,881,278        23,453,575
Dr. Matthew Goldstein              2,570,332,886        23,001,967
Robert J. Higgins                  2,569,489,951        23,844,902
Peter C. Marshall                  2,569,718,781        23,616,072
Marilyn McCoy                      2,569,796,782        23,538,071
William G. Morton, Jr.             2,569,572,614        23,762,240
Robert A. Oden, Jr.                2,569,148,888        24,185,965
Fergus Reid, III                   2,570,290,303        23,044,550
Frederick W. Ruebeck               2,569,687,035        23,647,818
James J. Schonbachler              2,570,727,808        22,607,045
Leonard M. Spalding                2,570,279,217        23,055,636

To approve proposed Agreement and Plan of Reorganization (each, a "Reorganization Agreement") pursuant to which each of the JPMorgan Funds would be reorganized as a corresponding series of J.P. Morgan Mutual Fund Series. The following Fund approved the Agreement and Plan of Reorganization by the following votes:

                                                                                                          BROKER
                                                       FOR           AGAINST           ABSTAIN         NON-VOTES
     JPMorgan Tax Aware Short
     Intermediate Income                       477,315,306           414,610                 -           259,730

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period
April 30, 2005
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees: and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

ACTUAL EXPENSES

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                                                           EXPENSES PAID
                                                           BEGINNING            ENDING     DURING PERIOD
                                                      ACCOUNT VALUE,    ACCOUNT VALUE,     NOVEMBER 1 TO        ANNUALIZED
                                                    NOVEMBER 1, 2004    APRIL 30, 2005    APRIL 30, 2005*    EXPENSE RATIO
TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
CLASS A
    Actual period return                             $         1,000   $         1,072   $          9.25              1.71%
    Hypothetical                                     $         1,000   $         1,016   $          9.00              1.71%
INSTITUTIONAL
    Actual period return                             $         1,000   $         1,074   $          5.14              1.00%
    Hypothetical                                     $         1,000   $         1,020   $          5.01              1.00%

TAX AWARE DISCIPLINED EQUITY FUND
INSTITUTIONAL
    Actual period return                             $         1,000   $         1,033   $          2.77              0.55%
    Hypothetical                                     $         1,000   $         1,022   $          2.76              0.55%

TAX AWARE ENHANCED INCOME FUND
CLASS A
    Actual period return                             $         1,000   $         1,005   $          3.73              0.75%
    Hypothetical                                     $         1,000   $         1,021   $          3.76              0.75%
INSTITUTIONAL
    Actual period return                             $         1,000   $         1,008   $          1.24              0.25%
    Hypothetical                                     $         1,000   $         1,024   $          1.25              0.25%
SELECT
    Actual period return                             $         1,000   $         1,006   $          2.49              0.50%
    Hypothetical                                     $         1,000   $         1,023   $          2.51              0.50%

TAX AWARE LARGE CAP GROWTH FUND
SELECT
    Actual period return                             $         1,000   $           990   $          4.19              0.85%
    Hypothetical                                     $         1,000   $         1,021   $          4.26              0.85%

TAX AWARE LARGE CAP VALUE
SELECT
    Actual period return                             $         1,000   $         1,036   $          4.14              0.82%
    Hypothetical                                     $         1,000   $         1,021   $          4.11              0.82%

                                                                                           EXPENSES PAID
                                                           BEGINNING            ENDING     DURING PERIOD
                                                      ACCOUNT VALUE,    ACCOUNT VALUE,     NOVEMBER 1 TO        ANNUALIZED
                                                    NOVEMBER 1, 2004    APRIL 30, 2005    APRIL 30, 2005*    EXPENSE RATIO
TAX AWARE SHORT - INTERMEDIATE INCOME FUND
INSTITUTIONAL
    Actual period return                             $         1,000   $         1,001   $          1.98              0.40%
    Hypothetical                                     $         1,000   $         1,023   $          2.01              0.40%
SELECT
    Actual period return                             $         1,000   $         1,001   $          2.73              0.55%
    Hypothetical                                     $         1,000   $         1,022   $          2.76              0.55%

TAX AWARE U.S. EQUITY FUND
CLASS A
    Actual period return                             $         1,000   $         1,027   $          5.53              1.10%
    Hypothetical                                     $         1,000   $         1,020   $          5.51              1.10%
CLASS B
    Actual period return                             $         1,000   $         1,025   $          8.03              1.60%
    Hypothetical                                     $         1,000   $         1,017   $          8.00              1.60%
CLASS C
    Actual period return                             $         1,000   $         1,025   $          8.03              1.60%
    Hypothetical                                     $         1,000   $         1,017   $          8.00              1.60%
INSTITUTIONAL
    Actual period return                             $         1,000   $         1,030   $          3.52              0.70%
    Hypothetical                                     $         1,000   $         1,022   $          3.51              0.70%
SELECT
    Actual period return                             $         1,000   $         1,029   $          4.23              0.84%
    Hypothetical                                     $         1,000   $         1,021   $          4.21              0.84%

* Expenses are equal to the Class' annualized expense ratio in the table above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. which is a subsidiary of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

The financial information in this report has been taken from the books and records of the Funds without examination by independent auditors, who express no opinion thereon.

CONTACT JPMORGAN FUNDS DISTRIBUTION SERVICES AT 1-800-480-4111 FOR A FUND PROSPECTUS. YOU CAN ALSO VISIT US AT www.jpmorganfunds.com. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES AND RISK AS WELL AS CHARGES AND EXPENSES OF THE MUTUAL FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE MUTUAL FUND. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

No sooner than 30 days after the end of each month, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter, as filed in a certified filing with the SEC. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of each Fund's policies and procedures with respect to the disclosure of each Fund's portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the 12-month period ended June 30, 2004 is available on the SEC's website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

JPMorgan Funds Fulfillment Center
       6112 W. 73rd Street                                           PRSRT STD
     Bedford Park, IL 60638                                        U.S. POSTAGE
                                                                       PAID
                                                                   PERMIT 2891
                                                                 KANSAS CITY, MO


(C) J.P. Morgan Chase & Co., 2005 All rights reserved. April 2005.    SAN-TA-405

SEMI-ANNUAL REPORT APRIL 30, 2005

JPMORGAN FUNDS

SPECIALTY
FUNDS

MARKET NEUTRAL FUND
GLOBAL HEALTHCARE FUND

[JPMORGAN ASSET MANAGEMENT LOGO]

JPMORGAN ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make, which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial professional to help provide you with a broad array of WEALTH SOLUTIONS.

CONTENTS

President's Letter                              1
Fund Commentaries:
Market Neutral Fund                             2
Global Healthcare Fund                          6
Portfolio of Investments                        9
Financial Statements                           20
Notes to Financial Statements                  25
Financial Highlights                           40

HIGHLIGHTS

- Global equity markets posted positive returns, driven by surplus financial liquidity and attractive fundamentals

- Traditional defensive sectors found favor, as poor credit-quality equities and small-cap stocks lagged

-  Inflation appears to be under control as does the interest-rate environment

- Anticipate some volatility in 2005, but the markets should ultimately deliver favorable results

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

JPMORGAN
  SPECIALTY FUNDS

PRESIDENT'S LETTER MAY 9, 2005

[PHOTO OF GEORGE C.W. GATCH]

"We remain optimistic, believing that global growth will slow but remain healthy in 2005."

DEAR SHAREHOLDER:

We are pleased to present this semi-annual report for the JPMorgan Specialty Funds. Inside, you'll find information detailing the performance of the Funds for the six months ended April 30, 2005, along with reports from the portfolio managers.

MARKETS POST MIXED PERFORMANCES

Equity markets globally posted positive returns for the six months, although nervousness crept into sentiment as the period progressed. The emergence of a clear victor in the U.S. presidential elections, robust corporate earnings growth and low inflation drove a strong rally in the closing months of 2004, lifting all major markets around the world. Come 2005, however, investors became less confident.

In March and April, investors were spooked by signs that the pace of U.S. and global economic growth was faltering, while inflationary pressures were building and the possibility of a more aggressive interest rate policy from the U.S. Federal Reserve loomed large. Equities with poor credit quality and small-cap stocks did not fare well, with much of the money moving into more traditional defensive sectors, such as tobacco and pharmaceuticals.

For the six-month period as a whole, there was a wide dispersion in returns across both markets and sectors. The MSCI World Healthcare Index, for example, rose 11.22%, which compared favorably to the S&P 500 Index's 3.28% appreciation.

INTERNATIONAL MARKETS OUTPERFORM

Driven by surplus financial liquidity and attractive fundamentals, international equity markets posted exceptionally strong returns. The MSCI EAFE Index, a broad-based measure of international equity market performance, appreciated 8.72% (in U.S. dollar terms). The higher risk emerging markets and Asia ex-Japan markets were the best performers, with much of their rally driven by the so-called carry trade, through which speculative investors borrow in dollars to invest elsewhere.

OUTLOOK

In spite of the current uncertainty, we remain optimistic, believing that global growth will slow but remain healthy in 2005. The key risk of higher inflation appears to be under control, and the interest rate environment is likely to stay benign. Indeed, a patch of economic weakness at this stage of the economic cycle may ultimately be beneficial as it reduces inflationary pressure. We anticipate that 2005 will be a roller-coaster ride for the markets but should ultimately deliver results.

On behalf of us all at JPMorgan Asset Management, thank you for your business. We appreciate the trust you have placed in us, and look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

JPMORGAN
  MARKET NEUTRAL FUND

AS OF APRIL 30, 2005                                                 (Unaudited)

FUND FACTS
Fund Inception                                                          12/31/98
Fiscal Year End                                                       OCTOBER 31
Net Assets as of 4/30/05
(In Thousands)                                                           $99,695
Primary Benchmark                                                  MERRILL LYNCH
                                                                    3-MONTH U.S.
                                                             TREASURY BILL INDEX

Q: HOW DID THE FUND PERFORM?

A: The JPMorgan Market Neutral Fund, which seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing, rose 0.56% (Institutional Shares) over the six months ended April 30, 2005 as compared to the 1.15% return of the Merrill Lynch 3-month U.S. Treasury Bill Index over the same period.

Q: WHY DID THE FUND PERFORM IN THIS WAY?

A: The Fund trailed Treasury bills in a half year when stock selection was weaker than in previous periods. More specifically, security selection within the basic materials, systems and network hardware, and health services and systems sectors added to performance. Security selection in pharmaceuticals and medical technology, insurance and capital markets detracted from returns.

   At the stock level, short positions in Reliant Resources, Delphi and Teradyne were leading contributors to performance. Independent power producer Reliant Resources fell out of favor in the six months after reporting disappointing earnings. The company, which does not pay a dividend, was also hurt by a renewed investor focus on income. We believe that the stock looks expensive and that its profits are unsustainable due to rising fuel costs. Our short position in Delphi, a global supplier of vehicle electronics and components, is part of a broader positioning in the consumer cyclical sector away from auto manufacturers and their suppliers. The short position in Teradyne, which makes automated test equipment for electronics manufacturers, positively contributed to performance, as the company's shares dropped after reporting a substantial first-quarter loss due to plunging sales and an array of charges.

   Alternatively, long positions in Boston Scientific and OSI Pharmaceuticals, and a short position in Rockwell Automation, were among the chief detractors. Boston Scientific came under pressure as concerns surfaced that the company was losing its share of the drug eluting heart stent market. OSI fell by more than 40% due to concerns over the efficacy and uptake rates for Tarceva, its lung cancer drug, as biotechnology companies with significant exposure to a single drug came under pressure. Rockwell Automation, a leading supplier of industrial automation solutions, is currently trading at a valuation premium relative to its peers that we find difficult to justify. We believe that the stock will underperform the sector, especially as the capital spending cycle winds down.

Q: HOW WAS THE FUND MANAGED?

A: As always, the Fund was managed to be sector and dollar neutral. The focus continues to be on producing excess returns through solid stock selection by being long the names identified as inexpensive by our research work, and short those judged unattractively priced.

LONG POSITIONS

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Finance & Insurance                                    26.1%
Consumer Goods & Services                              14.6%
Industrial Products & Services                         12.2%
Technology                                             10.4%
REITs                                                   9.4%
Utilities                                               7.4%
Health Services & Systems                               6.4%
Pharmaceuticals                                         6.3%
Short-Term Investments                                  3.7%
Energy                                                  2.5%
Telecommunications                                      1.0%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Tyco International LTD
    (Bermuda)                                         2.3%
 2. The Coca-Cola Co.                                 1.9%
 3. AMBAC Financial Group, Inc.                       1.8%
 4. RenaissanceRe Holdings LTD
    (Bermuda)                                         1.8%
 5. Viacom, Inc., Class B                             1.7%
 6. Analog Devices, Inc.                              1.7%
 7. Edison International                              1.6%
 8. Sepracor, Inc.                                    1.6%
 9. Camden Property Trust                             1.6%
10. Gannet Co., Inc.                                  1.6%

Top 10 equity long positions comprised 17.6% of the Portfolio's market value of investments ($17,410 in thousands). As of April 30, 2005, the Fund held 136 equity long positions. Portfolio holdings are subject to change at any time.

SHORT POSITIONS

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Finance & Insurance                                    27.0%
Consumer Goods & Services                              17.9%
Technology                                             12.1%
REITs                                                  10.1%
Industrial Products & Services                          8.2%
Utilities                                               7.6%
Health Services & Systems                               7.3%
Pharmaceuticals                                         6.2%
Energy                                                  2.7%
Telecommunications                                      0.9%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Markel Corp.                                        2.6%
 2. Lehman Brothers
    Holdings, Inc.                                      2.5%
 3. Wachovia                                            2.4%
 4. American International
    Group, Inc.                                         2.3%
 5. Emerson Electric Co.                                2.3%
 6. Abbott Laboratories                                 2.0%
 7. Reliant Resources, Inc.                             2.0%
 8. Edwards Lifesciences Corp.                          2.0%
 9. PACCAR, Inc.                                        1.7%
10. TECO Energy, Inc.                                   1.7%

Top 10 equity short positions comprised 21.5% of the Portfolio's market value of investments ($20,209 in thousands). As of April 30, 2005, the Fund held 139 equity short positions. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2005

                                                                     SINCE
                                                                 INCEPTION
                              1 YEAR     3 YEARS     5 YEARS    (12/31/98)
                              --------------------------------------------
CLASS A SHARES
      Without Sales Charge     (0.64%)      0.13%       2.34%         1.97%
         With Sales Charge*    (5.83%)     (1.65%)      1.24%         1.10%
                              --------------------------------------------
CLASS B SHARES
                              --------------------------------------------
              Without CDSC     (1.19%)     (0.38%)      2.00%         1.70%
                 With CDSC**   (6.08%)     (1.37%)      1.64%         1.70%
                              --------------------------------------------
INSTITUTIONAL SHARES           (0.21%)      0.51%       2.56%         2.14%

 *   Sales Charge for Class A Shares is 5.25%.
** Assumes 5.00% CDSC (contingent-deferred sales charge) for the one year period, 3.00% CDSC for the three year period, 2.00% CDSC for the five year period and 0% CDSC for the period since inception.

[CHART]

LIFE OF FUND PERFORMANCE (12/31/98 TO 04/30/05)

           JPMORGAN MARKET NEUTRAL FUND      MERRILL LYNCH 3-MONTH
              (INSTITUTIONAL SHARES)        U.S. TREASURY BILL INDEX
Dec-1998            $  3,000,000                  $  3,000,000
Jan-1999            $  2,967,900                  $  3,010,800
Feb-1999            $  2,961,964                  $  3,019,531
Mar-1999            $  2,929,975                  $  3,031,911
Apr-1999            $  3,020,218                  $  3,043,433
May-1999            $  3,040,152                  $  3,055,302
Jun-1999            $  3,062,041                  $  3,068,134
Jul-1999            $  3,094,192                  $  3,080,714
Aug-1999            $  3,079,959                  $  3,093,037
Sep-1999            $  3,075,955                  $  3,106,955
Oct-1999            $  3,035,352                  $  3,119,072
Nov-1999            $  3,079,972                  $  3,131,549
Dec-1999            $  2,982,337                  $  3,145,641
Jan-2000            $  3,007,985                  $  3,159,167
Feb-2000            $  2,986,628                  $  3,173,067
Mar-2000            $  3,042,478                  $  3,189,567
Apr-2000            $  3,023,006                  $  3,204,558
May-2000            $  3,010,007                  $  3,224,106
Jun-2000            $  3,055,158                  $  3,237,970
Jul-2000            $  3,065,851                  $  3,252,540
Aug-2000            $  3,052,974                  $  3,269,454
Sep-2000            $  3,115,560                  $  3,286,782
Oct-2000            $  3,171,640                  $  3,303,873
Nov-2000            $  3,180,204                  $  3,322,044
Dec-2000            $  3,231,723                  $  3,340,316
Jan-2001            $  3,307,668                  $  3,362,362
Feb-2001            $  3,280,876                  $  3,375,139
Mar-2001            $  3,287,438                  $  3,390,664
Apr-2001            $  3,334,448                  $  3,405,583
May-2001            $  3,390,467                  $  3,418,865
Jun-2001            $  3,439,629                  $  3,428,780
Jul-2001            $  3,464,394                  $  3,440,095
Aug-2001            $  3,475,480                  $  3,451,103
Sep-2001            $  3,424,043                  $  3,465,598
Oct-2001            $  3,448,696                  $  3,474,608
Nov-2001            $  3,476,286                  $  3,482,252
Dec-2001            $  3,472,114                  $  3,487,824
Jan-2002            $  3,457,879                  $  3,493,056
Feb-2002            $  3,460,299                  $  3,497,597
Mar-2002            $  3,446,804                  $  3,502,843
Apr-2002            $  3,378,213                  $  3,508,447
May-2002            $  3,364,024                  $  3,514,061
Jun-2002            $  3,356,960                  $  3,518,981
Jul-2002            $  3,330,775                  $  3,524,259
Aug-2002            $  3,314,121                  $  3,529,193
Sep-2002            $  3,295,231                  $  3,534,840
Oct-2002            $  3,311,707                  $  3,540,142
Nov-2002            $  3,349,461                  $  3,545,806
Dec-2002            $  3,344,436                  $  3,550,061
Jan-2003            $  3,332,396                  $  3,553,611
Feb-2003            $  3,327,731                  $  3,556,810
Mar-2003            $  3,313,422                  $  3,561,078
Apr-2003            $  3,329,989                  $  3,564,283
May-2003            $  3,351,301                  $  3,567,847
Jun-2003            $  3,344,263                  $  3,572,842
Jul-2003            $  3,310,820                  $  3,575,343
Aug-2003            $  3,282,347                  $  3,578,203
Sep-2003            $  3,282,347                  $  3,581,781
Oct-2003            $  3,356,200                  $  3,584,647
Nov-2003            $  3,365,598                  $  3,587,515
Dec-2003            $  3,391,849                  $  3,591,102
Jan-2004            $  3,384,726                  $  3,593,975
Feb-2004            $  3,396,573                  $  3,596,491
Mar-2004            $  3,413,216                  $  3,599,368
Apr-2004            $  3,438,184                  $  3,602,247
May-2004            $  3,451,293                  $  3,605,489
Jun-2004            $  3,457,200                  $  3,608,013
Jul-2004            $  3,465,535                  $  3,612,343
Aug-2004            $  3,473,888                  $  3,616,678
Sep-2004            $  3,463,152                  $  3,621,379
Oct-2004            $  3,418,859                  $  3,626,087
Nov-2004            $  3,410,362                  $  3,631,164
Dec-2004            $  3,420,304                  $  3,638,789
Jan-2005            $  3,440,875                  $  3,644,975
Feb-2005            $  3,374,165                  $  3,650,807
Mar-2005            $  3,402,233                  $  3,659,569
Apr-2005            $  3,444,475                  $  3,667,620

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 12/31/98.

Returns for the Class A and B Shares prior to 2/28/02 (offering date of the Class A and B Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Class A and B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Market Neutral Fund and Merrill Lynch 3-Month U.S. Treasury Bill Index from December 31, 1998 to April 30, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the Index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of the 3-Month U.S. Treasury Market. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Total return assumes reinvestment of dividends and capital gains distributions and reflects the deduction of any sales charges or redemption fees. Performance may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. If fees had not been waived, performance would have been less favorable.

JPMORGAN
  GLOBAL HEALTHCARE FUND

AS OF APRIL 30, 2005                                                 (Unaudited)

FUND FACTS
Fund Inception                                                          9/29/00
Fiscal Year End                                                       OCTOBER 31
Net Assets as of 4/30/05
(In Thousands)                                                           $23,385
Primary Benchmark                                                     MSCI WORLD
                                                                HEALTHCARE INDEX

Q: HOW DID THE FUND PERFORM?

A: The JPMorgan Global Healthcare Fund, which seeks to provide high total return from a worldwide portfolio of equity securities in the healthcare sector, rose 5.23% (Select Shares) over the six months ended April 30, 2005, compared to the 11.22% return of the MSCI World Healthcare Index over the same period.

Q: WHY DID THE FUND PERFORM IN THIS WAY?

A: In a six-month period when there was a wide divergence in the performance of healthcare stocks, the Fund achieved a positive return but trailed the MSCI World Healthcare Index. Healthcare stocks in general returned to favor, as investors bought them for their defensive growth qualities when the global economy appeared to weaken toward the end of the period. But stock-specific issues caused some sharp price falls in a nervous market.

   Much of the Fund's underperformance was due to biotechnology holding Biogen Idec. The company's stock price plunged in February after withdrawing its multiple sclerosis drug Tysabri, following a fatality. In the medical technology sub-sector, Boston Scientific was hurt by manufacturing difficulties and market share concerns in the drug-eluting heart stent area. In healthcare services, an underweight position in United Health Group detracted from performance, as the managed care and benefits group announced plans to renew its stock repurchase program and its settlement with the U.S. Medicare program.

   To illustrate the sector's divergent performances, however, Wellpoint Health Networks performed strongly after merging with rival health insurer Anthem. Another holding that performed well was pharmaceutical name Celgene, which announced record first-quarter results and solid progress in phase III trials for its new multiple myeloma drug. Having an underweight position in Irish biotechnology name Elan, which co-develops Tysabri, also contributed to performance against the benchmark.

Q: HOW WAS THE FUND MANAGED?

A: We are currently overweight versus the MSCI World Healthcare Index in both the pharmaceutical and biotechnology sub-sectors, where we see greater investment opportunities at the stock level compared to the healthcare services and medical technology sub-sectors. We continue to look for companies with strong product pipelines, healthy balance sheets and good management.

                                                SEMI-ANNUAL REPORT APRIL 30 2005

                                                                     (Unaudited)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

United States                                   59.3%
Switzerland                                     13.2%
United Kingdom                                  12.5%
France                                           4.8%
Japan                                            4.5%
Germany                                          3.0%
Israel                                           1.2%
Short-Term Investment                            0.9%
Czech Republic                                   0.6%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Johnson & Johnson                            9.9%
 2. Pfizer, Inc.                                 8.4%
 3. GlaxoSmithKline PLC                          6.6%
 4. Novartis AG                                  6.4%
 5. Roche Holding AG                             5.2%
 6. AstraZeneca PLC                              4.8%
 7. SanofiAventis (France)                       4.8%
 8. Amgen, Inc.                                  4.5%
 9. Eli Lilly & Co.                              4.5%
10. Wyeth                                        3.4%

Top 10 equity holdings comprised 58.5% of the Portfolio's market value of investments ($23,456 in thousands). As of April 30, 2005, the Fund held 41 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2005

                                                                     SINCE
                                                                 INCEPTION
                                          1 YEAR     3 YEARS     (9/29/00)
                                          --------------------------------
CLASS A SHARES
            Without Sales Charge          (0.97%)      1.06%^^     (0.43%)^^
               With Sales Charge*         (6.16%)     (0.75%)^^    (1.59%)^^
                                          --------------------------------
CLASS B SHARES
                    Without CDSC          (1.04%)      1.04%       (0.44%)
                       With CDSC**        (5.98%)      0.05%       (0.87%)
                                          --------------------------------
CLASS C SHARES
                    Without CDSC          (1.04%)      1.04%       (0.44%)
                       With CDSC***       (2.03%)      1.04%       (0.44%)
                                          --------------------------------
SELECT SHARES                             (0.67%)      1.31%       (1.99%)

  *  Sales Charge for Class A Shares is 5.25%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% for the period since inception.
***  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.
 ^^ Reflects a $2,000 gain to the net assets of the Share Class resulting from a capital share transaction.

[CHART]

LIFE OF FUND PERFORMANCE (09/29/00 TO 04/30/05)

         JPMORGAN GLOBAL HEALTHCARE FUND                                 LIPPER HEALTH/BIOTECHNOLOGY
                 (SELECT SHARES)           MSCI WORLD HEALTHCARE INDEX         FUNDS INDEX
Sep-2000           $  1,000,000                  $  1,000,000                  $  1,000,000
Sep-2000           $  1,000,000                  $  1,000,000                  $  1,000,000
Oct-2000           $  1,007,300                  $  1,012,000                  $    987,600
Nov-2000           $  1,034,598                  $  1,055,010                  $    957,281
Dec-2000           $  1,077,223                  $  1,082,968                  $  1,009,548
Jan-2001           $    991,799                  $    995,572                  $    926,160
Feb-2001           $    978,509                  $    999,455                  $    916,805
Mar-2001           $    907,763                  $    934,590                  $    812,565
Apr-2001           $    934,451                  $    952,348                  $    875,620
May-2001           $    949,776                  $    960,633                  $    908,718
Jun-2001           $    925,082                  $    931,334                  $    920,168
Jul-2001           $    947,747                  $    967,749                  $    891,827
Aug-2001           $    916,376                  $    933,587                  $    879,698
Sep-2001           $    921,691                  $    950,952                  $    832,194
Oct-2001           $    921,046                  $    938,875                  $    859,989
Nov-2001           $    956,414                  $    961,502                  $    903,247
Dec-2001           $    932,026                  $    939,483                  $    903,879
Jan-2002           $    900,430                  $    917,406                  $    850,098
Feb-2002           $    905,112                  $    932,451                  $    822,640
Mar-2002           $    917,241                  $    935,528                  $    845,510
Apr-2002           $    876,974                  $    900,259                  $    802,727
May-2002           $    860,224                  $    879,103                  $    779,367
Jun-2002           $    803,105                  $    820,642                  $    716,161
Jul-2002           $    774,916                  $    781,990                  $    689,949
Aug-2002           $    775,613                  $    782,459                  $    681,118
Sep-2002           $    726,595                  $    739,737                  $    658,232
Oct-2002           $    759,509                  $    780,349                  $    682,587
Nov-2002           $    774,320                  $    790,571                  $    694,327
Dec-2002           $    752,639                  $    770,491                  $    667,040
Jan-2003           $    743,682                  $    761,091                  $    664,506
Feb-2003           $    717,579                  $    740,846                  $    649,886
Mar-2003           $    741,618                  $    762,182                  $    673,087
Apr-2003           $    789,749                  $    803,873                  $    706,607
May-2003           $    814,468                  $    826,944                  $    766,951
Jun-2003           $    837,110                  $    851,918                  $    784,898
Jul-2003           $    826,144                  $    841,695                  $    811,585
Aug-2003           $    802,103                  $    815,939                  $    801,196
Sep-2003           $    821,354                  $    834,216                  $    804,561
Oct-2003           $    832,360                  $    847,147                  $    815,343
Nov-2003           $    850,922                  $    868,325                  $    837,357
Dec-2003           $    899,679                  $    920,685                  $    870,851
Jan-2004           $    915,514                  $    936,521                  $    908,298
Feb-2004           $    921,739                  $    944,107                  $    919,833
Mar-2004           $    891,506                  $    915,973                  $    916,246
Apr-2004           $    918,376                  $    944,734                  $    931,089
May-2004           $    916,391                  $    948,324                  $    927,271
Jun-2004           $    914,411                  $    943,677                  $    930,053
Jul-2004           $    866,988                  $    908,384                  $    863,647
Aug-2004           $    883,497                  $    924,099                  $    870,125
Sep-2004           $    886,978                  $    918,185                  $    893,357
Oct-2004           $    867,056                  $    907,993                  $    877,455
Nov-2004           $    879,491                  $    925,245                  $    912,027
Dec-2004           $    931,065                  $    975,948                  $    972,950
Jan-2005           $    895,347                  $    941,302                  $    939,870
Feb-2005           $    908,455                  $    973,683                  $    935,547
Mar-2005           $    876,876                  $    969,301                  $    918,239
Apr-2005           $    912,688                  $  1,009,721                  $    943,123

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 9/29/00.

Returns for the Class A Shares prior to 4/16/01 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Global Healthcare Fund, MSCI World Healthcare Index, and Lipper Health/Biotechnology Funds Index from September 29, 2000 to April 30,2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark.

The MSCI World Healthcare Index is a replica (or model) of the world's healthcare/healthcare services industries. The Lipper Health/Biotechnology Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Total return assumes reinvestment of dividends and capital gains distributions and reflects the deduction of any sales charges or redemption fees. Performance may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. If fees had not been waived, performance would have been less favorable.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified "regional" fund investing.

JPMORGAN MARKET NEUTRAL FUND

PORTFOLIO OF INVESTMENTS           AS OF APRIL 30, 2005              (UNAUDITED)
(Amounts in thousands)

SHARES         ISSUER                                                                           VALUE
-----------------------------------------------------------------------------------------------------
LONG POSITIONS -- 99.2%

               COMMON STOCKS -- 95.6%

               AEROSPACE -- 0.9%
        6      Northrop Grumman Corp.**                                                    $      345
        5      United Technologies Corp.**                                                        509
               --------------------------------------------------------------------------------------
                                                                                                  854
               --------------------------------------------------------------------------------------

               APPAREL -- 0.7%
       10      Nike, Inc., Class B**                                                              745

               AUTOMOTIVE -- 0.3%
        5      Johnson Controls, Inc.**                                                           296

               BANKING -- 8.5%
       19      AmSouth Bancorp**                                                                  505
       11      Astoria Financial Corp.**                                                          302
       18      BB&T Corp.**                                                                       710
        5      Comerica, Inc.**                                                                   298
       11      Compass Bancshares, Inc.**                                                         478
       16      FirstMerit Corp.**                                                                 383
       15      KeyCorp**                                                                          511
       40      North Fork Bancorporation, Inc.**                                                1,120
       33      State Street Corp.**                                                             1,516
        9      TCF Financial Corp.**                                                              223
       48      U.S. Bancorp**                                                                   1,339
       11      Wells Fargo & Co.**                                                                671
        6      Zions Bancorporation**                                                             392
               --------------------------------------------------------------------------------------
                                                                                                8,448
               --------------------------------------------------------------------------------------

               BIOTECHNOLOGY -- 1.0%
        9      Amgen, Inc.* **                                                                    542
        6      Gilead Sciences, Inc.* **                                                          211
        3      Invitrogen Corp.* **                                                               234
               --------------------------------------------------------------------------------------
                                                                                                  987
               --------------------------------------------------------------------------------------

               BUSINESS SERVICES -- 0.9%
       12      Accenture LTD (Bermuda), Class A* **                                               252
       13      Affiliated Computer Services, Inc.,
               Class A* **                                                                        619
               --------------------------------------------------------------------------------------
                                                                                                  871
               --------------------------------------------------------------------------------------

               CHEMICALS -- 2.9%
       17      Air Products & Chemicals, Inc.**                                                   969
       15      Praxair, Inc.**                                                                    688
       28      Rohm & Haas Co.**                                                                1,219
               --------------------------------------------------------------------------------------
                                                                                                2,876
               --------------------------------------------------------------------------------------

               COMPUTER NETWORKS -- 1.0%
       34      Cisco Systems, Inc.* **                                                     $      588
       17      Juniper Networks, Inc.* **                                                         384
               --------------------------------------------------------------------------------------
                                                                                                  972
               --------------------------------------------------------------------------------------

               COMPUTER SOFTWARE -- 0.7%
       62      Oracle Corp.* **                                                                   718

               COMPUTERS/COMPUTER HARDWARE -- 0.9%
       31      EMC Corp.* **                                                                      411
        7      Lexmark International, Inc., Class A* **                                           458
               --------------------------------------------------------------------------------------
                                                                                                  869
               --------------------------------------------------------------------------------------

               CONSTRUCTION -- 0.5%
       10      Lennar Corp., Class A**                                                            530

               CONSTRUCTION MATERIALS -- 0.3%
       10      Masco Corp.**                                                                      318

               CONSUMER PRODUCTS -- 2.2%
        8      Altria Group, Inc.**                                                               513
        5      Fortune Brands, Inc.**                                                             431
       12      Procter & Gamble Co.**                                                             645
       12      The Gillette Co.**                                                                 604
               --------------------------------------------------------------------------------------
                                                                                                2,193
               --------------------------------------------------------------------------------------

               DIVERSIFIED -- 2.4%
        2      General Electric Co.**                                                              54
       74      Tyco International LTD (Bermuda)**                                               2,314
               --------------------------------------------------------------------------------------
                                                                                                2,368
               --------------------------------------------------------------------------------------

               ENTERTAINMENT/LEISURE -- 0.9%
       10      Carnival Corp.**                                                                   503
       13      International Game Technology**                                                    355
               --------------------------------------------------------------------------------------
                                                                                                  858
               --------------------------------------------------------------------------------------

               ENVIRONMENTAL SERVICES -- 0.8%
       44      Nalco Holding Co.* **                                                              783

               FINANCIAL SERVICES -- 9.0%
       30      CIT Group, Inc.**                                                                1,216
       31      Citigroup, Inc.**                                                                1,442

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                                           VALUE
-----------------------------------------------------------------------------------------------------
LONG POSITIONS -- CONTINUED

               FINANCIAL SERVICES -- CONTINUED
       24      Countrywide Financial Corp.**                                               $      854
       13      Goldman Sachs Group, Inc.**                                                      1,388
       73      MBNA Corp.**                                                                     1,445
        9      Merrill Lynch & Co., Inc.**                                                        464
       19      Morgan Stanley**                                                                 1,000
       64      The Charles Schwab Corp.**                                                         659
       13      Washington Mutual, Inc.**                                                          545
               --------------------------------------------------------------------------------------
                                                                                                9,013
               --------------------------------------------------------------------------------------

               FOOD/BEVERAGE PRODUCTS -- 2.4%
       17      Sysco Corp.**                                                                      585
       43      The Coca-Cola Co.**                                                              1,855
               --------------------------------------------------------------------------------------
                                                                                                2,440
               --------------------------------------------------------------------------------------

               HEALTH CARE/HEALTH CARE SERVICES -- 6.4%
        4      Aetna, Inc.**                                                                      323
       14      Bausch & Lomb, Inc.**                                                            1,043
       27      Biomet, Inc.**                                                                   1,033
       51      Boston Scientific Corp.* **                                                      1,512
        9      LCA-Vision, Inc.**                                                                 333
       18      McKesson Corp.**                                                                   673
        5      WellPoint, Inc.* **                                                                664
        9      Zimmer Holdings, Inc.* **                                                          765
               --------------------------------------------------------------------------------------
                                                                                                6,346
               --------------------------------------------------------------------------------------

               HOTELS/OTHER LODGING -- 0.6%
        9      Marriott International, Inc., Class A**                                            565
        0^^    MGM Mirage* **                                                                       7
               --------------------------------------------------------------------------------------
                                                                                                  572
               --------------------------------------------------------------------------------------

               INDUSTRIAL COMPONENTS -- 0.2%
        6      SPX Corp.**                                                                        232

               INSURANCE -- 8.3%
       31      AFLAC, Inc.**                                                                    1,276
       27      AMBAC Financial Group, Inc.**                                                    1,824
       39      Genworth Financial, Inc., Class A**                                              1,093
       12      Hartford Financial Services Group, Inc.**                                          847
        5      MBIA, Inc.**                                                                       236
       39      RenaissanceRe Holdings LTD (Bermuda)**                                           1,733
       39      Willis Group Holdings LTD
               (United Kingdom)**                                                               1,315
               --------------------------------------------------------------------------------------
                                                                                                8,324
               --------------------------------------------------------------------------------------

               INTERNET SERVICES/SOFTWARE -- 0.2%
        6      eBay, Inc.* **                                                              $      178

               MACHINERY & ENGINEERING EQUIPMENT -- 1.1%
       17      Deere & Co.**                                                                    1,076

               MANUFACTURING -- 1.7%
       10      3M Co.**                                                                           773
        4      Danaher Corp.**                                                                    192
       12      Eaton Corp.**                                                                      681
               --------------------------------------------------------------------------------------
                                                                                                1,646
               --------------------------------------------------------------------------------------

               METALS/MINING -- 0.5%
       17      Alcoa, Inc.**                                                                      485

               MULTI-MEDIA -- 4.7%
        8      EchoStar Communications Corp., Class A**                                           237
       20      Gannett Co., Inc.**                                                              1,532
       13      News Corp., Class A                                                                196
       20      The E.W. Scripps Co., Class A**                                                  1,039
       50      Viacom, Inc., Class B**                                                          1,714
               --------------------------------------------------------------------------------------
                                                                                                4,718
               --------------------------------------------------------------------------------------

               OIL & GAS -- 2.5%
        6      Apache Corp.**                                                                     338
       11      Baker Hughes, Inc.**                                                               476
        3      EOG Resources, Inc.                                                                133
       13      GlobalSantaFe Corp.**                                                              420
        6      Occidental Petroleum Corp.**                                                       400
       13      Unocal Corp.**                                                                     710
               --------------------------------------------------------------------------------------
                                                                                                2,477
               --------------------------------------------------------------------------------------

               PHARMACEUTICALS -- 5.3%
        8      Eli Lilly & Co.**                                                                  444
       26      Forest Laboratories, Inc.* **                                                      931
       12      Johnson & Johnson**                                                                789
       12      Medicis Pharmaceutical Corp., Class A**                                            346
       21      OSI Pharmaceuticals, Inc.* **                                                      975
       26      Sepracor, Inc.* **                                                               1,571
        4      Valeant Pharmaceuticals International**                                             85
        5      Watson Pharmaceuticals, Inc.* **                                                   162
               --------------------------------------------------------------------------------------
                                                                                                5,303
               --------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                                           VALUE
-----------------------------------------------------------------------------------------------------
LONG POSITIONS -- CONTINUED

               REAL ESTATE INVESTMENT TRUST -- 9.2%
       31      Camden Property Trust**                                                     $    1,565
       17      CarrAmerica Realty Corp.**                                                         548
       17      Duke Realty Corp.**                                                                505
       10      Federal Realty Investment Trust**                                                  546
       27      General Growth Properties, Inc.**                                                1,064
       25      Kimco Realty Corp.**                                                             1,407
       29      MACK-CALI Realty Corp.**                                                         1,254
       38      ProLogis**                                                                       1,508
       14      Simon Property Group, Inc.**                                                       918
               --------------------------------------------------------------------------------------
                                                                                                9,315
               --------------------------------------------------------------------------------------

               RETAILING -- 2.4%
       28      Dollar General Corp.**                                                             561
        7      Federated Department Stores, Inc.**                                                385
       10      Kohl's Corp.* **                                                                   462
        6      Lowe's Companies, Inc.**                                                           307
       29      Staples, Inc.**                                                                    543
        3      Target Corp.**                                                                     116
               --------------------------------------------------------------------------------------
                                                                                                2,374
               --------------------------------------------------------------------------------------

               SEMI-CONDUCTORS -- 4.7%
       34      Altera Corp.* **                                                                   707
       50      Analog Devices, Inc.**                                                           1,705
       23      Broadcom Corp., Class A* **                                                        691
        0^^    Intersil Corp., Class A**                                                            2
       24      Linear Technology Corp.**                                                          847
        8      Microchip Technology, Inc.**                                                       222
       20      Xilinx, Inc.**                                                                     536
               --------------------------------------------------------------------------------------
                                                                                                4,710
               --------------------------------------------------------------------------------------

               SHIPPING/TRANSPORTATION -- 0.6%
       15      CSX Corp.**                                                                        598

               STEEL -- 0.3%
        7      United States Steel Corp.**                                                        308

               TELECOMMUNICATIONS -- 1.0%
       15      AT&T Corp.**                                                                       281
       11      MCI, Inc.**                                                                        302
        8      SpectraSite, Inc.* **                                                              427
               --------------------------------------------------------------------------------------
                                                                                                1,010
               --------------------------------------------------------------------------------------

               TELECOMMUNICATIONS EQUIPMENT -- 2.0%
       70      Corning, Inc.* **                                                                  966
       23      Motorola, Inc.**                                                            $      348
       18      QUALCOMM, Inc.**                                                                   638
               --------------------------------------------------------------------------------------
                                                                                                1,952
               --------------------------------------------------------------------------------------

               TEXTILES -- 0.2%
        3      Mohawk Industries, Inc.* **                                                        218

               UTILITIES -- 7.4%
       19      CMS Energy Corp.* **                                                               243
        5      Constellation Energy Group, Inc.**                                                 252
       10      Dominion Resources, Inc.**                                                         762
       44      Edison International**                                                           1,597
       41      Northeast Utilities**                                                              753
       13      PPL Corp.**                                                                        678
       15      SCANA Corp.**                                                                      598
       73      Sierra Pacific Resources* **                                                       794
       15      Wisconsin Energy Corp.**                                                           515
       66      XCEL Energy, Inc.**                                                              1,141
               --------------------------------------------------------------------------------------
                                                                                                7,333
               --------------------------------------------------------------------------------------
               Total Common Stocks                                                             95,314
               (Cost $91,019)
               --------------------------------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)
-----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.6%

               U.S. TREASURY SECURITY -- 0.1%

$      86      U.S. Treasury Notes & Bonds,
               1.50%, 07/31/05 @                                                                   86
               (Cost $86)

SHARES
-----------------------------------------------------------------------------------------------------
               MONEY MARKET FUND -- 3.5%
    3,530      JPMorgan Prime Money Market Fund (a) @                                           3,530
               (Cost $3,530)
               --------------------------------------------------------------------------------------
               Total Short-Term Investments                                                     3,616
               (Cost $3,616)
               --------------------------------------------------------------------------------------
               TOTAL LONG POSITIONS -- 99.2%                                               $   98,930
               (COST $94,635)
               OTHER ASSETS IN EXCESS OF
               LIABILITIES -- 0.8%                                                                765
               --------------------------------------------------------------------------------------
               NET ASSETS -- 100.0%                                                        $   99,695
               --------------------------------------------------------------------------------------

               Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                                           VALUE
-----------------------------------------------------------------------------------------------------
SHORT POSITIONS -- (94.2%)

               COMMON STOCKS -- (94.2%)

               ADVERTISING -- (1.2%)
      (63)     Interpublic Group of Companies, Inc.*                                       $     (811)
       (4)     Omnicom Group                                                                     (365)
               --------------------------------------------------------------------------------------
                                                                                               (1,176)
               --------------------------------------------------------------------------------------

               AEROSPACE -- (0.4%)
       (6)     The Boeing Co.                                                                    (369)

               AUTOMOTIVE -- (3.1%)
      (90)     Delphi Corp.                                                                      (296)
      (44)     Ford Motor Co.                                                                    (404)
      (30)     General Motors Corp.                                                              (808)
      (24)     PACCAR, Inc.                                                                    (1,616)
               --------------------------------------------------------------------------------------
                                                                                               (3,124)
               --------------------------------------------------------------------------------------

               BANKING -- (12.8%)
      (20)     Bank of America Corp.                                                             (923)
      (21)     Commerce Bancorp, Inc.                                                            (585)
      (17)     Commerce Bancshares, Inc.                                                         (829)
      (25)     Fulton Financial Corp.                                                            (519)
       (6)     Golden West Financial Corp.                                                       (355)
       (6)     M&T Bank Corp.                                                                    (672)
      (13)     Mellon Financial Corp.                                                            (357)
      (11)     Mercantile Bankshares Corp.                                                       (539)
      (31)     National City Corp.                                                             (1,066)
       (1)     New York Community Bancorp, Inc.                                                   (12)
      (33)     Regions Financial Corp.                                                         (1,098)
       (5)     TD Banknorth, Inc.                                                                (142)
       (0)^^   Toronto-Dominion Bank (Canada)                                                      (1)
      (12)     UCBH Holdings, Inc.                                                               (182)
      (23)     Valley National Bancorp                                                           (563)
      (44)     Wachovia Corp.                                                                  (2,262)
      (40)     Washington Federal, Inc.                                                          (894)
      (19)     Webster Financial Corp.                                                           (845)
      (26)     Wilmington Trust Corp.                                                            (908)
               --------------------------------------------------------------------------------------
                                                                                              (12,752)
               --------------------------------------------------------------------------------------

               BIOTECHNOLOGY -- (1.0%)
      (15)     Chiron Corp.*                                                                     (519)
       (7)     Genzyme Corp.*                                                                    (416)
       (1)     Millipore Corp.*                                                                   (63)
               --------------------------------------------------------------------------------------
                                                                                                 (998)
               --------------------------------------------------------------------------------------

               BUSINESS SERVICES -- (0.9%)
      (47)     Electronic Data Systems Corp.                                               $     (915)

               CHEMICALS -- (3.7%)
      (41)     Celanese Corp., Ser. A                                                            (591)
       (4)     E.I. DuPont de Nemours & Co.                                                      (193)
      (26)     Georgia Gulf Corp.                                                                (963)
      (41)     Lyondell Chemical Co.                                                           (1,039)
      (22)     Nova Chemicals Corp. (Canada)                                                     (701)
       (3)     Potash Corp. of Saskatchewan (Canada)                                             (244)
               --------------------------------------------------------------------------------------
                                                                                               (3,731)
               --------------------------------------------------------------------------------------

               COMPUTER SOFTWARE -- (0.7%)
       (6)     Business Objects S.A. (France), ADR*                                              (152)
      (40)     SalesForce.com, Inc.*                                                             (575)
               --------------------------------------------------------------------------------------
                                                                                                 (727)
               --------------------------------------------------------------------------------------

               COMPUTERS/COMPUTER HARDWARE -- (0.8%)
       (2)     Apple Computer, Inc. *                                                             (72)
       (8)     Dell, Inc.*                                                                       (279)
      (17)     Gateway, Inc.*                                                                     (59)
      (21)     Hewlett-Packard Co.                                                               (434)
               --------------------------------------------------------------------------------------
                                                                                                 (844)
               --------------------------------------------------------------------------------------

               CONSTRUCTION -- (0.6%)
      (15)     D.R. Horton, Inc.                                                                 (459)
       (2)     KB Home                                                                           (102)
               --------------------------------------------------------------------------------------
                                                                                                 (561)
               --------------------------------------------------------------------------------------

               CONSUMER PRODUCTS -- (3.8%)
      (17)     Black & Decker Corp.                                                            (1,430)
      (12)     Clorox Co.                                                                        (772)
      (13)     Colgate-Palmolive Co.                                                             (637)
      (29)     Newell Rubbermaid, Inc.                                                           (624)
       (8)     The Estee Lauder Companies, Inc., Class A                                         (304)
               --------------------------------------------------------------------------------------
                                                                                               (3,767)
               --------------------------------------------------------------------------------------

               ELECTRONICS/ELECTRICAL EQUIPMENT -- (2.6%)
      (22)     Agilent Technologies, Inc.*                                                       (453)
      (33)     Emerson Electric Co.                                                            (2,099)
               --------------------------------------------------------------------------------------
                                                                                               (2,552)
               --------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                                           VALUE
-----------------------------------------------------------------------------------------------------
SHORT POSITIONS -- CONTINUED

               ENTERTAINMENT/LEISURE -- (0.0%)^
       (0)^^   Harrah's Entertainment, Inc.                                                $      (21)

               ENVIRONMENTAL SERVICES -- (0.7%)
      (23)     Waste Management, Inc.                                                            (658)

               FINANCIAL SERVICES -- (4.2%)
      (18)     Federated Investors, Inc., Class B                                                (521)
      (27)     Janus Capital Group, Inc.                                                         (351)
       (4)     Legg Mason, Inc.                                                                  (254)
      (26)     Lehman Brothers Holdings, Inc.                                                  (2,385)
      (13)     T. Rowe Price Group, Inc.                                                         (706)
               --------------------------------------------------------------------------------------
                                                                                               (4,217)
               --------------------------------------------------------------------------------------

               FOOD/BEVERAGE PRODUCTS -- (1.9%)
       (8)     H.J. Heinz Co.                                                                    (310)
      (20)     Hershey Foods Corp.                                                             (1,252)
      (15)     Sara Lee Corp.                                                                    (323)
               --------------------------------------------------------------------------------------
                                                                                               (1,885)
               --------------------------------------------------------------------------------------

               HEALTH CARE/HEALTH CARE SERVICES -- (6.9%)
      (15)     Cardinal Health, Inc.                                                             (850)
       (7)     CIGNA Corp.                                                                       (690)
      (42)     Edwards Lifesciences Corp.*                                                     (1,850)
      (20)     Medtronic, Inc.                                                                 (1,070)
      (14)     St. Jude Medical, Inc.*                                                           (566)
      (24)     Stryker Corp.                                                                   (1,189)
      (53)     Tenet Healthcare Corp.*                                                           (632)
               --------------------------------------------------------------------------------------
                                                                                               (6,847)
               --------------------------------------------------------------------------------------

               INSURANCE -- (8.4%)
      (43)     American International Group, Inc.                                              (2,187)
      (31)     AON Corp.                                                                         (642)
      (26)     Brown & Brown, Inc.                                                             (1,151)
      (10)     Jefferson-Pilot Corp.                                                             (507)
       (7)     Markel Corp.*                                                                   (2,402)
      (15)     Principal Financial Group, Inc.                                                   (586)
      (20)     Selective Insurance Group                                                         (887)
               --------------------------------------------------------------------------------------
                                                                                               (8,362)
               --------------------------------------------------------------------------------------

               MACHINERY & ENGINEERING EQUIPMENT -- (1.0%)
      (21)     Rockwell Automation, Inc.                                                         (975)

               MANUFACTURING -- (0.3%)
       (5)     Cooper Industries LTD, Class A                                              $     (325)

               METALS/MINING -- (0.6%)
       (8)     Newmont Mining Corp.                                                              (323)
      (17)     Placer Dome, Inc. (Canada)                                                        (231)
               --------------------------------------------------------------------------------------
                                                                                                 (554)
               --------------------------------------------------------------------------------------

               MULTI-MEDIA -- (3.1%)
      (26)     Clear Channel Communications, Inc.                                                (818)
      (49)     Comcast Corp., Class A*                                                         (1,573)
      (17)     The Walt Disney Co.                                                               (457)
      (13)     Time Warner, Inc.*                                                                (220)
               --------------------------------------------------------------------------------------
                                                                                               (3,068)
               --------------------------------------------------------------------------------------

               OIL & GAS -- (2.5%)
      (12)     Amerada Hess Corp.                                                              (1,133)
       (9)     Marathon Oil Corp.                                                                (405)
       (9)     Schlumberger LTD                                                                  (609)
       (6)     Smith International, Inc.                                                         (367)
               --------------------------------------------------------------------------------------
                                                                                               (2,514)
               --------------------------------------------------------------------------------------

               PHARMACEUTICALS -- (4.9%)
      (39)     Abbott Laboratories                                                             (1,917)
       (5)     Allergan, Inc.                                                                    (324)
      (10)     Bristol-Myers Squibb Co.                                                          (263)
       (5)     Cephalon, Inc.*                                                                   (233)
      (19)     Hospira, Inc.*                                                                    (624)
      (13)     Merck & Co., Inc.                                                                 (437)
      (22)     Pfizer, Inc.                                                                      (611)
      (22)     Schering-Plough Corp.                                                             (461)
               --------------------------------------------------------------------------------------
                                                                                               (4,870)
               --------------------------------------------------------------------------------------

               PRINTING & PUBLISHING -- (0.5%)
       (6)     The McGraw-Hill Companies, Inc.                                                   (522)

               REAL ESTATE INVESTMENT TRUST -- (9.5%)
      (11)     Archstone-Smith Trust                                                             (385)
      (11)     BRE Properties, Inc., Class A                                                     (409)
      (12)     CBL & Associates Properties, Inc.                                                 (952)
      (12)     Developers Diversified Realty                                                     (514)
      (31)     Equity Office Properties Trust                                                    (988)
      (22)     Equity Residential                                                                (749)

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                                           VALUE
-----------------------------------------------------------------------------------------------------
SHORT POSITIONS -- CONTINUED

               REAL ESTATE INVESTMENT TRUST -- CONTINUED
      (27)     First Industrial Realty Trust                                               $   (1,050)
      (12)     Health Care REIT, Inc.                                                            (399)
      (15)     Pan Pacific Retail Properties, Inc.                                               (894)
       (4)     Regency Centers Corp.                                                             (231)
      (17)     The Macerich Co.                                                                (1,025)
      (14)     The Mills Corp.                                                                   (823)
      (14)     Vornado Realty Trust                                                            (1,101)
               --------------------------------------------------------------------------------------
                                                                                               (9,520)
               --------------------------------------------------------------------------------------

               RESTAURANTS/FOOD SERVICES -- (0.5%)
       (6)     Starbucks Corp.*                                                                  (287)
       (5)     Wendy's International, Inc.                                                       (236)
               --------------------------------------------------------------------------------------
                                                                                                 (523)
               --------------------------------------------------------------------------------------

               RETAILING -- (2.1%)
       (4)     Best Buy Co., Inc.                                                                (197)
      (10)     Limited Brands, Inc.                                                              (221)
      (34)     Safeway, Inc.*                                                                    (724)
      (17)     Tiffany & Co.                                                                     (500)
       (9)     Wal-Mart Stores, Inc.                                                             (415)
               --------------------------------------------------------------------------------------
                                                                                               (2,057)
               --------------------------------------------------------------------------------------

               RETAILING-FOOD & STAPLES -- (0.6%)
      (13)     Albertson's, Inc.                                                                 (265)
       (9)     Costco Wholesale Corp.                                                            (386)
               --------------------------------------------------------------------------------------
                                                                                                 (651)
               --------------------------------------------------------------------------------------

               SEMI-CONDUCTORS -- (5.2%)
      (17)     Cypress Semiconductor Corp.*                                                      (199)
      (15)     Freescale Semiconductor, Inc., Class B*                                           (292)
      (20)     Intel Corp.                                                                       (482)
      (73)     LSI Logic Corp.*                                                                  (390)
     (105)     Micron Technology, Inc.*                                                        (1,018)
      (27)     National Semiconductor Corp.*                                                     (515)
      (46)     PMC-Sierra, Inc.*                                                                 (368)
      (46)     Teradyne, Inc.*                                                                   (508)
      (56)     Texas Instruments, Inc.                                                         (1,393)
               --------------------------------------------------------------------------------------
                                                                                               (5,165)
               --------------------------------------------------------------------------------------

               SHIPPING/TRANSPORTATION -- (0.5%)
      (11)     Burlington Northern Santa Fe Corp.                                          $     (545)

               TELECOMMUNICATIONS -- (0.9%)
      (23)     BellSouth Corp.                                                                   (612)
      (32)     Tellabs, Inc.*                                                                    (250)
               --------------------------------------------------------------------------------------
                                                                                                 (862)
               --------------------------------------------------------------------------------------

               TELECOMMUNICATIONS EQUIPMENT -- (1.2%)
      (80)     JDS Uniphase Corp.*                                                               (118)
     (235)     Lucent Technologies, Inc.*                                                        (571)
     (193)     Nortel Networks Corp. (Canada)*                                                   (482)
               --------------------------------------------------------------------------------------
                                                                                               (1,171)
               --------------------------------------------------------------------------------------

               UTILITIES -- (7.1%)
      (32)     DTE Energy Co.                                                                  (1,466)
     (185)     Reliant Resources, Inc.*                                                        (1,885)
      (97)     TECO Energy, Inc.                                                               (1,606)
       (7)     The AES Corp.*                                                                    (116)
      (42)     The Southern Co.                                                                (1,384)
       (8)     TXU Corp.                                                                         (661)
               --------------------------------------------------------------------------------------
                                                                                               (7,118)
               --------------------------------------------------------------------------------------
               Total Common Stocks                                                            (93,946)
               (Proceeds $91,107)
               --------------------------------------------------------------------------------------
               TOTAL SHORT POSITIONS -- (94.2)%                                            $  (93,946)
               (PROCEEDS $91,107)
               OTHER ASSETS IN EXCESS OF
               LIABILITIES -- 194.2%                                                          193,641
               --------------------------------------------------------------------------------------
               NET ASSETS -- 100.0%                                                        $   99,695
               --------------------------------------------------------------------------------------

               Percentages indicated are based on net assets.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

FUTURES CONTRACTS
(Amounts in thousands, except number of contracts)

                                                                                    NOTIONAL               UNREALIZED
NUMBER OF                                                                           VALUE AT             APPRECIATION/
CONTRACTS      DESCRIPTION                              EXPIRATION DATE        4/30/05 (USD)      (DEPRECIATION) (USD)
----------------------------------------------------------------------------------------------------------------------
               SHORT FUTURES OUTSTANDING
(3)            S&P 500 Index                                 June, 2005          $     (869)                   $    3

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN GLOBAL HEALTHCARE FUND

PORTFOLIO OF INVESTMENTS              AS OF APRIL 30, 2005          (UNAUDITED)
(Amounts in thousands)

SHARES         ISSUER                                                                           VALUE
-----------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.4%

               COMMON STOCKS -- 99.4%

               CZECH REPUBLIC -- 0.6%
        4      Zentiva NV, GDR, Regulation S* + (f)                                        $      137

               FRANCE -- 4.8%
       13      Sanofi-Aventis (f) (l) +                                                         1,118

               GERMANY -- 3.0%
       13      Bayer AG (f) (l) +                                                                 417
        4      Schering AG (f) (l) +                                                              278
               --------------------------------------------------------------------------------------
                                                                                                  695
               --------------------------------------------------------------------------------------

               ISRAEL -- 1.2%
        9      Teva Pharmaceutical Industries LTD, ADR (f) +                                      274

               JAPAN -- 4.5%
       18      Olympus Corp. (f) (l) +                                                            364
       15      Sankyo Co., LTD (f) +                                                              302
       14      Suzuken Co., LTD (f) +                                                             386
               --------------------------------------------------------------------------------------
                                                                                                1,052
               --------------------------------------------------------------------------------------

               SWITZERLAND -- 13.3%
       31      Novartis AG (f) (l) +                                                            1,494
       10      Roche Holding AG (f) (l) +                                                       1,216
        4      Synthes, Inc. (f) +                                                                415
               --------------------------------------------------------------------------------------
                                                                                                3,125
               --------------------------------------------------------------------------------------

               UNITED KINGDOM -- 12.5%
       26      AstraZeneca PLC (f) +                                                            1,126
       61      GlaxoSmithKline PLC (f) +                                                        1,551
       23      Smith & Nephew PLC (f) +                                                           237
               --------------------------------------------------------------------------------------
                                                                                                2,914
               --------------------------------------------------------------------------------------

               UNITED STATES -- 59.5%
       13      Adolor Corp.* +                                                                    113
        6      Aetna, Inc. +                                                                      460
       18      Amgen, Inc.* +                                                                   1,065
       12      AtheroGenics, Inc.* +                                                              125
        4      Bausch & Lomb, Inc. +                                                              302
        7      Baxter International, Inc. +                                                       255
       16      Boston Scientific Corp.* +                                                         471
        9      Celgene Corp.* +                                                                   329
       13      CV Therapeutics, Inc.* +                                                           262
       16      Cypress Bioscience, Inc.* +                                                        163
       18      Eli Lilly & Co. +                                                           $    1,064
        6      Forest Laboratories, Inc.* +                                                       207
       12      Gilead Sciences, Inc.* +                                                           462
        3      Guidant Corp. +                                                                    186
       29      Incyte Corp.* +                                                                    188
       34      Johnson & Johnson +                                                              2,326
        5      Medco Health Solutions, Inc.* +                                                    257
        5      Medicis Pharmaceutical Corp., Class A +                                            150
        8      Merck & Co., Inc. +                                                                265
        8      OSI Pharmaceuticals, Inc.* +                                                       364
        6      PacifiCare Health Systems* +                                                       337
       73      Pfizer, Inc. +                                                                   1,970
        6      Sepracor, Inc.* +                                                                  344
        8      Valeant Pharmaceuticals International +                                            170
        5      WellPoint, Inc.* +                                                                 603
       18      Wyeth +                                                                            796
        9      Zimmer Holdings, Inc.* +                                                           706
               --------------------------------------------------------------------------------------
                                                                                               13,940
               --------------------------------------------------------------------------------------
               Total Common Stocks                                                             23,255
               (Cost $20,585)
               --------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 0.9%

               MONEY MARKET FUND -- 0.9%
      201      JPMorgan Prime Money Market Fund (a)                                               201
               (Cost $201)

               TOTAL INVESTMENTS -- 100.3%                                                 $   23,456
               (COST $20,786)
               LIABILITIES IN EXCESS OF
               OTHER ASSETS -- (0.3)%                                                             (71)
               --------------------------------------------------------------------------------------
               NET ASSETS -- 100.0%                                                        $   23,385
               --------------------------------------------------------------------------------------

               Percentages indicated are based on net assets.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SUMMARY OF INVESTMENTS BY INDUSTRY, APRIL 30, 2005
The following represents the allocations by industry for common stocks and other investments based on net assets:

INDUSTRY                                      PERCENTAGE
--------------------------------------------------------
Pharmaceuticals                                     71.8%
Health Care/Health Care Services                    17.0
Biotechnology                                        7.3
Chemicals                                            1.8
Photographic Equipment                               1.5
Other (less than 1%)                                 0.9
--------------------------------------------------------
Total                                              100.3%
--------------------------------------------------------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                                    NET UNREALIZED
                                               SETTLEMENT     SETTLEMENT          VALUE AT            APPRECIATION
         CONTRACTS TO BUY                            DATE    VALUE (USD)     4/30/05 (USD)     (DEPRECIATION) (USD)
------------------------------------------------------------------------------------------------------------------
          338               AUD                   5/12/05    $       266     $         264                $     (2)
        2,851               CHF                   5/12/05          2,420             2,387                     (33)
          333               DKK                   5/12/05             57                57                       -^^
        1,251               EUR                   5/12/05          1,638             1,610                     (28)
          129               EUR for
       17,849               JPY                   5/12/05            171-              166-                     (5)
          120               GBP                    5/3/05            229               229                       -^^
        1,608               GBP                   5/12/05          3,040             3,066                      26
           21               GBP for
           30               EUR                   5/12/05             39-               39-                      -^^
      119,310               JPY                   5/12/05          1,138             1,139                       1
       16,275               JPY for
          140               EUR                   5/12/05            180-              184-                      4
          431               NZD                   5/12/05            315               315                    ( - )^^
        1,553               SEK                   5/12/05            230               218                     (12)
          366               SEK for
           40               EUR                   5/12/05             51-               51-                   ( - )^^
          403               SEK for
           30               GBP                   5/12/05             57-               56-                     (1)
          120               SGD for
           86               CHF                   5/12/05             72-               73-                      1
------------------------------------------------------------------------------------------------------------------
                                                             $     9,903     $       9,854                $    (49)
------------------------------------------------------------------------------------------------------------------

                                                                                                    NET UNREALIZED
                                               SETTLEMENT     SETTLEMENT          VALUE AT            APPRECIATION
         CONTRACTS TO SELL                           DATE    VALUE (USD)     4/30/05 (USD)    (DEPRECIATION) (USD)
------------------------------------------------------------------------------------------------------------------
          257               AUD                   5/12/05    $       200     $         201                $     (1)
        3,861               CHF                   5/12/05          3,279             3,232                      47
        1,823               EUR                   5/12/05          2,399             2,347                      52
        1,650               GBP                   5/12/05          3,138             3,146                      (8)
      108,666               JPY                   5/12/05          1,033             1,037                      (4)
           97               NZD                   5/12/05             69                71                      (2)
          120               SGD                   5/12/05             73                73                      (-)^^
------------------------------------------------------------------------------------------------------------------
                                                             $    10,191     $      10,107                $     84
------------------------------------------------------------------------------------------------------------------

- For cross-currency exchange contracts, the settlement value is the USD value at 4/30/05 of the currency being sold or bought.

SEE NOTES TOFINANCIAL STATEMENTS.

SHARES         COLLATERAL INVESTMENTS                                                           VALUE
-----------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS (c)
      986      Barclays Global Investors
               Prime Money Market Fund                                                     $      986
      458      Morgan Stanley Institutional
               Liquidity Funds                                                                    458
               --------------------------------------------------------------------------------------
                                                                                           $    1,444
               --------------------------------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)
-----------------------------------------------------------------------------------------------------
               REPURCHASE AGREEMENT (c)
$   1,000      Goldman Sachs & Co.
               2.79%, dated 4/11/05,
               due 5/03/05, proceeds
               $1,000, secured by
               U.S. Government Agency Securities                                           $    1,000
               --------------------------------------------------------------------------------------
                                                                                           $    2,444
               --------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

Abbreviations:

^            -- Amount rounds to less than 0.1%.
^^           -- Amount rounds to less than one thousand.
*            -- Non-income producing security.
**           -- Securities are pledged with a broker as collateral for short sales.
+            -- All or a portion of this security is segregated with the custodian for forward foreign currency contracts.
@            -- Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(a)          -- Affiliated. Money market funds registered under the Investment
                Company Act of 1940, as ammended and advised by JPMorgan Investment. Management, Inc.
(c)          -- Investment of cash collateral for portfolio securities on loan.
(f)          -- Fair Valued Investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued (amounts in thousands):

                FUND                                     MARKET VALUE             PERCENTAGE
                ----                                     ------------             ----------
                GLOBAL HEALTHCARE FUND                     $  9,315                 39.83%

(l)          -- Security, or portion of a security, has been delivered to counterparty as part of security lending transaction.
ADR          -- American Depository Receipt.
AUD          -- Australian Dollar.
CHF          -- Swiss Franc.
DKK          -- Danish Krone.
EUR          -- Euro Dollar.
GBP          -- Great Britain Pound.
GDR          -- Global Depository Receipt.
JPY          -- Japanese Yen.
NZD          -- New Zealand Dollar.
REGULATION S -- Securities registered under the Securities Act of 1933.
SEK          -- Swedish Krona.
SER.         -- Series.
SGD          -- Singapore Dollar.
USD          -- United States Dollar.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS
AND LIABILITIES                    AS OF APRIL 30, 2005              (UNAUDITED)
(Amounts in thousands, except per share amounts)

                                                                                       MARKET            GLOBAL
                                                                                      NEUTRAL        HEALTHCARE
                                                                                         FUND              FUND
ASSETS
Investment in non-affiliates, at value                                             $   95,400        $   23,255
Investments in affiliates, at value                                                     3,530               201
---------------------------------------------------------------------------------------------------------------
Total investment securities, at value                                                  98,930            23,456
---------------------------------------------------------------------------------------------------------------
Investments held as collateral for
securities lending program                                                                 --             2,444
Cash                                                                                      699               153
Deposits with broker for securities
sold short                                                                             93,899                --
Foreign currency, at value                                                                 --                25
Receivables:
   Investment securities sold                                                           3,153                --
   Fund shares sold                                                                       105                 9
   Interest and dividends                                                                 156                 5
   Foreign tax reclaim                                                                     --                18
   Unrealized appreciation on forward
   foreign currency exchange contracts                                                     --               131
---------------------------------------------------------------------------------------------------------------
Total Assets                                                                          196,942            26,241
---------------------------------------------------------------------------------------------------------------

LIABILITIES
Payables:
   Securities sold short                                                               93,946                --
   Investment securities purchased                                                      3,132               231
   Collateral for securities lending
   program                                                                                 --             2,444
   Fund shares redeemed                                                                    --^               39
   Variation margin                                                                         6                --
   Unrealized depreciation on forward
   foreign currency exchange contracts                                                     --                96
Accrued liabilities:
   Investment advisory fees                                                                52                 8
   Administration fees                                                                      5                 1
   Shareholder servicing fees                                                              --^               --
   Distribution fees                                                                       --^                7
   Custodian fees                                                                          22                11
   Trustees' fees - deferred
   compensation plan                                                                       --^               --^
   Other                                                                                   84                19
---------------------------------------------------------------------------------------------------------------
Total Liabilities                                                                      97,247             2,856
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $   99,695        $   23,385
---------------------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                       MARKET            GLOBAL
                                                                                      NEUTRAL        HEALTHCARE
                                                                                         FUND              FUND
NET ASSETS
Paid in capital                                                                    $  100,514        $   27,477
Accumulated undistributed
(overdistributed) net investment income                                                   254                 4
Accumulated net realized gain (loss)
on investments, securities sold short,
futures and foreign exchange
transactions                                                                           (2,544)           (6,803)
Net unrealized appreciation
(depreciation) of investments, securities
sold short, futures and foreign
exchange transactions                                                                   1,471             2,707
---------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                   $   99,695        $   23,385
---------------------------------------------------------------------------------------------------------------
   Class A                                                                         $    1,408        $    8,915
   Class B                                                                         $      228        $    8,108
   Class C                                                                         $       --        $      923
   Institutional                                                                   $   98,059        $       --
   Select                                                                          $       --        $    5,439
---------------------------------------------------------------------------------------------------------------
Total                                                                              $   99,695        $   23,385
---------------------------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding ($0.001 par value; unlimited number of shares authorized):
   Class A                                                                                100               622
   Class B                                                                                 16               566
   Class C                                                                                 --                65
   Institutional                                                                        6,904                --
   Select                                                                                  --               409
Net Asset Value:
   Class A (and redemption price)                                                  $    14.06        $    14.33
   Class B*                                                                        $    13.86        $    14.32
   Class C*                                                                        $       --        $    14.32
   Institutional (and redemption price)                                            $    14.20        $       --
   Select (and redemption price)                                                   $       --        $    13.27
Class A Maximum Public Offering
Price Per Share (net asset value per
share/94.75%)                                                                      $    14.84        $    15.12
Cost of investments                                                                $   94,635        $   20,786
Cost of foreign currency                                                           $       --        $       25
---------------------------------------------------------------------------------------------------------------
Proceeds from securities sold short                                                $   91,107        $       --
---------------------------------------------------------------------------------------------------------------

* Redemption price may be reduced by contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF
OPERATIONS         FOR THE SIX MONTHS ENDED AS OF APRIL 30, 2005     (UNAUDITED)
(Amounts in thousands)

                                                                                       MARKET            GLOBAL
                                                                                      NEUTRAL        HEALTHCARE
                                                                                         FUND              FUND
INVESTMENT INCOME
Interest                                                                           $      841        $       --
Dividend                                                                                  712               104
Dividend income from affiliated
investments*                                                                               67                 2
Securities lending (net)                                                                   --                 1
Foreign taxes withheld                                                                     --^              (10)
---------------------------------------------------------------------------------------------------------------
Total investment income                                                                 1,620                97
---------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                                                  591                64
Administration fees                                                                        56                 8
Shareholder servicing fees                                                                 43                17
Distribution fees                                                                           2                17
Custodian fees                                                                             24                10
Interest expense                                                                           --                --^
Registration expenses                                                                      16                10
Printing and postage                                                                       26                 4
Professional fees                                                                          35                22
Transfer agent fees                                                                        15                29
Trustees' fees                                                                              1                --^
Dividend expense on securities
sold short                                                                                756                --
Other                                                                                       5                 2
---------------------------------------------------------------------------------------------------------------
Total expenses                                                                          1,570               183
---------------------------------------------------------------------------------------------------------------
Less amounts waived                                                                       382                65
Less earnings credits                                                                       2                --
Less expense reimbursements                                                                 5                13
---------------------------------------------------------------------------------------------------------------
   Net expenses                                                                         1,181               105
---------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                              439                (8)
---------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                       MARKET            GLOBAL
                                                                                      NEUTRAL        HEALTHCARE
                                                                                         FUND              FUND
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on
transactions from:
   Investments                                                                         (2,046)              495
   Futures                                                                                 64                (2)
   Foreign exchange contracts                                                              --                17
Change in net unrealized
appreciation/depreciation of:
   Investments                                                                           (544)             (374)
   Securities sold short                                                                2,760                --
   Futures                                                                                (12)               --
   Foreign currency translations                                                           --                49

Net realized and unrealized gain (loss)
on investments, securities sold short,
futures and foreign exchange
transactions                                                                              221               185
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                                                    $      661        $      177
---------------------------------------------------------------------------------------------------------------
*  Includes reimbursements of
   investment advisory, administration
   and shareholder servicing fees :                                                $        5        $       --^
---------------------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES
IN NET ASSETS                 FOR THE PERIODS INDICATED              (UNAUDITED)
(Amounts in thousands)

(Amounts in thousands)

                                                                    MARKET NEUTRAL FUND             GLOBAL HEALTHCARE FUND
                                                             --------------------------------  --------------------------------
                                                             11/1/04 THROUGH       YEAR ENDED  11/1/04 THROUGH       YEAR ENDED
                                                                     4/30/05         10/31/04          4/30/05         10/31/04
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income (loss)                                       $     439        $    (100)       $      (8)       $      (4)
Net realized gain (loss) on investments,
securities sold short, futures and
foreign exchange transactions                                         (1,982)           1,354              510              548
Change in net unrealized appreciation /
depreciation of investments,
securities sold short, futures and
foreign currency translations                                          2,204             (957)            (325)              18
-------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets
   from operations                                                       661              297              177              562
-------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                                                   (191)              --               --               --
Net realized gain on
investment transactions                                                 (864)              --               --               --
-------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                                (1,055)              --               --               --
-------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                                   19,425           63,731           16,421           (4,066)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
   Total increase (decrease) in
   net assets                                                         19,031           64,028           16,598           (3,504)
-------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                   80,664           16,636            6,787           10,291
-------------------------------------------------------------------------------------------------------------------------------
End of period                                                      $  99,695        $  80,664        $  23,385        $   6,787
-------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                                  $     254        $       6        $       4        $      12
-------------------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL
STATEMENTS (CONTINUED)                                               (UNAUDITED)

1. ORGANIZATION

JPMorgan Trust I ("JPM I") (the "Trust") was organized on November 5, 2004, as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company.

The following are two separate portfolios of the Trust (collectively, the "Funds"):

                                      FUND   CLASSES OFFERED
      JPMorgan Market Neutral Fund ("MNF")   Class A, Class B and Institutional
   JPMorgan Global Healthcare Fund ("GHF")   Class A, Class B, Class C and Select

Prior to February 19, 2005, MNF and GHF were separate series of J.P.
Morgan Series Trust. On August 19, 2004, the Board of Trustees of the then existing Trust approved Agreements and Plans of Reorganization regarding the reorganization of each series of the Trust into a corresponding series of J.P. Morgan Mutual Fund Series ("JPMMFS").

At a special meeting of shareholders of the Funds held on January 20, 2005, and adjourned and reconvened on February 3, 2005, shareholders of each of the Funds approved the Agreement and Plan of Reorganization with respect to each Fund. Effective after the close of business on February 18, 2005, pursuant to the Agreement and Plan of Reorganization, the Funds were each reorganized, by means of a tax-free reorganization, each as a separate series of JPMMFS.

Additionally, at a special meeting of shareholders on January 20, 2005, the shareholders of JPMMFS approved an Agreement and Plan of Reorganization and Redomiciliation providing for the reorganization and redomiciliation of each series of JPMMFS as a corresponding series of JPMorgan Trust I, a Delaware statutory trust, including those series of JPMMFS such as the Funds which became a series of JPMMFS as of February 18, 2005. Therefore, effective after the close of business on February 18, 2005, pursuant to the Agreement and Plan of Reorganization and Redomiciliation, the Funds were each reorganized and redomiciled, by means of a tax-free reorganization, as a separate series of JPMorgan Trust I.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to Institutional and Select classes. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Class A shares, for which front-end sales charges have been waived, may be subject to redemption charges as described in the Funds' prospectus.

On November 11, 2004, the Board of Trustees approved the decrease of the maximum front-end sales charge for Class A shares from 5.75% to 5.25% for shares purchased on or after November 15, 2004.

2. REORGANIZATION

On August 19, 2004, the Board of Trustees of the then existing Trust, and on August 12, 2004, the Board of Trustees of the One Group Mutual Funds, each approved management's proposal to merge the One Group Health Sciences Fund (the "Target Fund") into the JPMorgan Global Healthcare Fund (the "Acquiring Fund").

The Agreement and Plan of Reorganization with respect to the One Group Health Sciences Fund was approved by the

Fund's shareholders at a special meeting of shareholders held on January 20, 2005.

The merger was effective after the close of business on February 18, 2005. The Acquiring Fund acquired all the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code of 1986. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Fund received the number of shares of the corresponding class in the Acquiring Fund with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Values Per Share and Net Unrealized Appreciation immediately before and after the Reorganization (amounts in thousands, except per share amounts):

REORGANIZATION

                                                                                                     NET ASSET              NET
                                                                      SHARES                             VALUE       UNREALIZED
                                                                 OUTSTANDING       NET ASSETS        PER SHARE     APPRECIATION
TARGET FUND
One Group Health Sciences Fund                                                                                        $   2,298
   Class A                                                               896        $   9,461        $   10.56
   Class B                                                               841        $   8,637        $   10.27
   Class C                                                                93        $     959        $   10.26
   Class I                                                                30        $     320        $   10.64
ACQUIRING FUND
JPMorgan Global Healthcare Fund                                                                                       $   1,051
   Class A                                                                13        $     188        $   14.42
   Select                                                                482        $   6,438        $   13.35
POST REORGANIZATION
JPMorgan Global Healthcare Fund                                                                                       $   3,349
   Class A                                                               669        $   9,649        $   14.42
   Class B                                                               599        $   8,637        $   14.42
   Class C                                                                66        $     959        $   14.42
   Select                                                                506        $   6,758        $   13.35

3. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities, other than convertible bonds, with a maturity of 61 days or more held by the Funds will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Funds' Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. FUTURES CONTRACTS -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled, at which time a realized gain or loss is recognized.

Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

As of April 30, 2005, the Funds held open futures contracts as listed on the Funds' Portfolios of Investments.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

     1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

     2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage each Funds' exposure to foreign currency exchange fluctuations. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, or the delivery of the currency exchange is made or taken, each Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of April 30, 2005, the Funds had outstanding forward foreign currency exchange contracts as listed on the Funds' Portfolios of Investments.

E. SECURITIES ON LOAN -- GHF has been approved by the Board of Trustees for the lending of securities, through the custodian JPMorgan Chase Bank ("JPMCB", an affiliate of the Funds) acting as lending agent to certain borrowers. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after the rebate and fee, is included in the Statement of Operations as Securities lending (net).

The loans are secured by collateral at least equal at all times to the value of the securities loaned plus accrued interest. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund also continues to receive interest or dividends on the securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. JPMCB invests the cash collateral on behalf of the Funds in accordance with investment guidelines contained in the securities lending agreement.

At April 30, 2005, the market value of securities loaned and the amount of collateral received were as follows (amounts in thousands):

                MARKET VALUE OF          MARKET VALUE OF
              SECURITIES LOANED      COLLATERAL RECEIVED
FUND
GHF                     $ 2,325                  $ 2,444

JPMCB as lending agent receives a fee equal to 0.05% of the average dollar value of the loans of U.S. securities outstanding during a given month and 0.10% of the average dollar value of loans of non-U.S. securities outstanding during a given month from the Funds. Fees received by JPMCB as lending agent for the period ended

April 30, 2005 are detailed below (amounts not in thousands):

FUND
GHF                     $ --^

^ Amount rounds to less than one thousand

Risks of delay in recovery of securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the securities received. JPMCB will indemnify the Fund from any loss resulting from a borrower's failure to return a loaned security when due.

F. SHORT SALES -- MNF may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is held by one broker. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker.

G. RESTRICTED AND ILLIQUID SECURITIES -- The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

H. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

I. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trust are allocated proportionately among each of the Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

J. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Funds intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

K. FOREIGN TAXES -- The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which it invests.

L. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

All shares of the JPMorgan Global Healthcare Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share's market value. The redemption fee applies to most shares purchased after February 18, 2005. Redemption fees are paid directly to the applicable Fund.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
A. INVESTMENT ADVISORY FEE -- Pursuant to an Investment Advisory Agreement, JPMorgan Investment Management Inc. ("JPMIM" or Advisor) acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee rates for each Fund is as follows:

                                                                      INVESTMENT
                                                                ADVISORY FEE (%)
FUND
MNF*                                                                       1.25%
GHF*                                                                       0.85%

* Prior to February 19, 2005, the Investment Advisory Fees for MNF and GHF were 1.50% and 1.25%, respectively. The Advisor waived fees as outlined in
     Note 4.F.

The Funds may invest in one or more money market funds advised by JPMIM or its affiliates. Investment advisor, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of such fees related to each Fund's investment in an affiliated money market fund to the extent required by law.

B. DISTRIBUTION FEES -- Effective February 19. 2005, pursuant to a Distribution Agreement with JPMorgan Distribution Services, Inc. ("JPMDS" or "Distributor"), a wholly-owned subsidiary of JPMorgan, serves as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. JPMDS receives no compensation in its capacity as the Funds' underwriter.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. ("JPMFD"), a wholly-owned subsidiary of The BISYS Group, Inc., served as the Funds' exclusive underwriter. JPMFD received no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted Distribution Plan (the "Distribution Plan") for Class A, B, and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (%):

                                      CLASS A           CLASS B          CLASS C
FUND
MNF                                      0.25              0.75              n/a
GHF                                      0.25              0.75             0.75

In addition, JPMDS is entitled to receive front-end sales charges from purchases of Class A shares and the contingent deferred sales charges ("CDSC") from redemptions of Class B and Class C shares. For the period 02/19/05 to 04/30/05, JPMDS received the following amounts as Distributor:

                                                      FRONT-END
                                                          SALES
(AMOUNTS IN THOUSANDS)                  12b-1            CHARGE            CDSC
MNF                                     $   2             $   9            $  4
GHF                                        17                 5              --

JPMFD and JPMDS waived Distribution Fees as outlined in Note4 .F.

C. SHAREHOLDER SERVICING FEES -- Effective February 19, 2005, the Trust has on behalf of the funds entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides account administration and personal account maintenance services to shareholders. For performing these services, JPMDS receives a fee that is computed daily and paid monthly equal to an annual percentage of the average daily net assets as shown in the table below (%):

                                      CLASS A           CLASS B          CLASS C       INSTITUTIONAL        SELECT
FUND
MNF                                      0.25              0.25              n/a                0.10           n/a
GHF                                      0.25              0.25             0.25                 n/a          0.25

JPMDS may enter into service contracts with certain entities under which it will pay all or a portion of the annual fee to such entities for performing shareholder and administrative services.

In addition, JPMDS, Charles Schwab & Co. ("Schwab") and JPM I are parties to separate servicing and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of the Funds available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The Funds are not responsible for payments to Schwab under the Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between Schwab, JPM I and JPMDS is terminated, the Funds would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

Prior to February 19, 2005, JPMorgan Chase Bank, N.A. ("JPMCB") served as the Funds' Shareholder Servicing Agent. JPMCB was subject to the fee rates disclosed in the previous table.

JPMCB and JPMDS waived shareholder servicing fees as outlined in Note 4.F.

D. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio custody and accounting services for the Funds. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

E. ADMINISTRATION FEE -- Effective February 19, 2005, Pursuant to the Administration Agreement, JPMorgan Funds Management, Inc. ("JPMFM" or "Administrator"), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds and non-Investor funds in the JPMorgan Fund Complex and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to February 19, 2005, JPMCB served as the Funds' administrator, subject to the same fee arrangements.

JPMCB and JPMFM waived Administration Fees and reimbursed expenses as outlined in Note 4.F.

BISYS Funds Services, L.P. ("BISYS") serves as the Funds' sub-administrator and will continue to do so until mid-2005. For its services as sub-administrator, BISYS received a portion of the fees paid to the Administrator.

Beginning in mid-2005, J.P. Morgan Investor Services Co. ("JPMIS") will serve as the Funds' sub-administrator. For its services as sub-administrator, JPMIS will receive a portion of the fees payable to the Administrator.

F. WAIVERS AND REIMBURSEMENTS -- The Administrator, the Advisor, and the Distributor have contractually agreed to waive and reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan and dividend expenses relating to short sales) exceed on an annual basis the percentages of the Funds' respective average daily net assets by class as shown in the table below (%):

                                      CLASS A           CLASS B          CLASS C       INSTITUTIONAL        SELECT
FUND
MNF                                      1.50              2.00              n/a                1.00           n/a
GHF*                                     1.50              2.00             2.00                 n/a          1.25

* Prior to February 19, 2005, the contractual expense limitation for GHF Class A and Select class were 1.75% and 1.50%, respectively.

The contractual expense limitation agreements were in effect for the six months ended April 30, 2005. The expense limitation percentages in the table above are due to expire on February 28, 2006.

For the six months ended April 30, 2005, the Funds' service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

                                                  CONTRACTUAL WAIVERS
                                   --------------------------------------------------
                                   INVESTMENT                    SHAREHOLDER               CONTRACTUAL
                                     ADVISORY   ADMINISTRATION     SERVICING    TOTAL   REIMBURSEMENTS
FUND
MNF                                    $  313           $   33         $  36   $  382           $    5
GHF                                        44                5            16       65               13

G. OTHER -- Certain officers of the Trust are officers of JPMorgan Chase & Co. and BISYS or their subsidiaries. Such officers received no compensation from the Funds for serving in their respective roles.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the JPMCB.

The Funds may use related party broker/dealers. For the six months ended April 30, 2005, the Funds had no brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

5. CLASS SPECIFIC EXPENSES

The Funds' class specific expenses for the six months ended April 30, 2005, are as follows (amounts in thousands):

                                                         SHAREHOLDER
                                                           SERVICING      DISTRIBUTION   TRANSFER AGENT*
MNF
Class A                                              $             1   $             1   $             5
Class B                                                           --^                1                 1
Institutional                                                     42                --                 4
--------------------------------------------------------------------------------------------------------
                                                     $            43   $             2   $            10
GHF
Class A                                              $             5   $             5   $             4
Class B                                                            4                11                --
Class C                                                           --^                1                --
Select                                                             8                --                 7
--------------------------------------------------------------------------------------------------------
                                                     $            17   $            17   $            11
--------------------------------------------------------------------------------------------------------

^    Amount rounds to less than one thousand.
* Effective February 19, 2005, the Funds no longer bear class specific charges relating to Transfer Agent fees. The amounts in the table above relate to the fees charged to each specific class prior to February 19, 2005.

6. CLASS SPECIFIC DISTRIBUTIONS

The Funds' class specific distributions from net investment income and realized gain on investment transactions for the six months ended April 30, 2005, and the year ended October 31, 2004 are as follows (amounts in thousands):

                              PERIOD ENDED 04/30/05                     YEAR ENDED 10/31/04
                       -------------------------------------   -------------------------------------
                                     NET                                     NET
FUND                   INVESTMENT INCOME       REALIZED GAIN   INVESTMENT INCOME       REALIZED GAIN
MNF
Class A                       $        1          $        8          $       --          $       --
Class B                               --^                  3                  --                  --
Institutional                        190                 853                  --                  --
----------------------------------------------------------------------------------------------------
                              $      191          $      864          $       --          $       --
GHF
Class A                       $       --          $       --          $       --          $       --
Class B                               --                  --                  --                  --
Class C                               --                  --                  --                  --
Select                                --                  --                  --                  --
----------------------------------------------------------------------------------------------------
                              $       --          $       --          $       --          $       --
----------------------------------------------------------------------------------------------------

 ^ Amount rounds to less than one thousand.

7. INVESTMENT TRANSACTIONS

For the six months ended April 30, 2005, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

                                                                       PURCHASES                SALES
                                                                 (EXCLUDING U.S.      (EXCLUDING U.S.
                                                                     GOVERNMENT)          GOVERNMENT)
FUND
MNF                                                                   $   15,780          $   17,807
GHF                                                                       11,802              14,345

8. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2005, are as follows (amounts in thousands):

                                                       GROSS               GROSS      NET UNREALIZED
                               AGGREGATE          UNREALIZED          UNREALIZED        APPRECIATION
                                    COST        APPRECIATION        DEPRECIATION      (DEPRECIATION)
FUND
MNF                           $   94,635          $    6,353          $  (2,058)          $    4,295
GHF                               20,786               3,191               (521)               2,670

9. BORROWINGS

Effective February 19, 2005, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing.

Prior to February 18, 2005, the Funds were allowed to borrow money for temporary or emergency purposes, pursuant to a Line of Credit dated April 17, 2003. This agreement enabled the Funds to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and a syndicate of banks, which permitted borrowings up to $250 million, collectively. Interest was charged to each Fund based on its borrowings at the annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also paid a commitment fee of 0.09% per annum on the average daily amount of available commitment, which was allocated on a pro-rata basis to the Funds. This agreement was terminated as of February 18, 2005.

Effective February 19, 2005, the Funds began relying upon an exemptive order ("Order") permitting the establishment and operation of an Interfund Lending Facility ("Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each fund's borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (formerly One Group Mutual Funds) and may be relied upon by the Funds because they are investment companies in the same "group of investment companies" (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

The Funds had no borrowings outstanding at April 30, 2005, nor at any time during the six months then ended.

10. CONCENTRATIONS AND INDEMNIFICATIONS

GHF may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject GHF to additional risk resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2005, substantially all of the net assets of GHF consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of investment income from such securities.

As of April 30, 2005, GHF invested approximately 71.8% of its respective portfolio in securities issued by pharmaceutical companies.

From time to time, the Funds may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

11. LEGAL PROCEEDINGS

None of the actions described below allege that any unlawful activity took place with respect to any Funds whose financial statements are included in this report.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation ("BOIA"), the investment adviser to the former One Group Mutual Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, One Group Dealer Services, Inc. One Group Administrative Services, Inc. and BOIA (renamed JPMorgan Investment Advisors, Inc. effective February 19, 2005) became affiliates of both JPMIM and JPMCB. JPMDS (formerly One Group Dealer Services, Inc.) and JPMFM (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over a five year period commencing June 30, 2004. In addition, BOIA has agreed to undertakings relating to and has commenced implementation of, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the then incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the then incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. These lawsuits are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made.

Any Fund identified in this report as having acquired the assets of a former One Group Mutual Fund or that was acquired by a former One Group Mutual Fund will be reimbursed for all costs associated with these matters to ensure that the Fund or its successor incurs no expenses as it relates to the matters described above. A portion of these reimbursements may be from related parties.

NOTES TO FINANCIAL
STATEMENTS                12. CAPITAL SHARE TRANSACTIONS             (Unaudited)

Capital share transactions were as follows for the periods presented (amounts in thousands):

                                                                                 MARKET NEUTRAL FUND
                                                                       -------------------------------------
                                                                       SIX MONTHS ENDED           YEAR ENDED
                                                                         APRIL 30, 2005     OCTOBER 31, 2004
CLASS A SHARES
AMOUNT
   Shares sold                                                               $    1,116           $    1,322
   Shares issued in reinvestment
   of distributions                                                                   3                   --
   Shares redeemed                                                                 (936)                (310)
------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                        $      183           $    1,012
------------------------------------------------------------------------------------------------------------
SHARES
   Shares sold                                                                       80                   92
   Shares issued in reinvestment
   of distributions                                                                  --                   --
   Shares redeemed                                                                  (66)                 (22)
------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                                14                   70
------------------------------------------------------------------------------------------------------------

CLASS B SHARES
AMOUNT
   Shares sold                                                               $      150           $      225
   Shares issued in reinvestment
   of distributions                                                                   2                   --
   Shares redeemed                                                                 (163)                (183)
------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                        $      (11)          $       42
------------------------------------------------------------------------------------------------------------
SHARES
   Shares sold                                                                       11                   16
   Shares issued in reinvestment
   of distributions                                                                  --                   --
   Shares redeemed                                                                  (12)                 (13)
------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                                (1)                   3
------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
AMOUNT
   Shares sold                                                               $   21,550           $   62,754
   Shares issued in reinvestment
   of distributions                                                                 969                   --
   Shares redeemed                                                               (3,266)                 (77)
------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                        $   19,253           $   62,677
------------------------------------------------------------------------------------------------------------
SHARES
   Shares sold                                                                    1,528                4,391
   Shares issued in reinvestment
   of distributions                                                                  68                   --
   Shares redeemed                                                                 (231)                  (5)
------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                             1,365                4,386
------------------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                                                              GLOBAL HEALTHCARE FUND
                                                                       -------------------------------------
                                                                       SIX MONTHS ENDED           YEAR ENDED
                                                                         APRIL 30, 2005     OCTOBER 31, 2004
CLASS A SHARES
AMOUNT
   Shares sold                                                               $      303           $       43
   Shares issued in connection with
   Fund reorganization (Note 2)                                                   9,461                   --
   Shares redeemed                                                                 (958)                 (17)
   Redemption Fees                                                                   --^                  --
------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                        $    8,806           $       26
------------------------------------------------------------------------------------------------------------
SHARES
   Shares sold                                                                       22                    3
   Shares issued in connection with
   Fund reorganization (Note 2)                                                     656                   --
   Shares redeemed                                                                  (68)                  (2)
------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                               610                    1
------------------------------------------------------------------------------------------------------------
CLASS B SHARES
AMOUNT
   Shares sold                                                               $       74           $       --
   Shares issued in connection with
   Fund reorganization (Note 2)                                                   8,637                   --
   Shares redeemed                                                                 (539)                  --
   Net increase (decrease) in Fund
   shares outstanding                                                        $    8,170           $       --
------------------------------------------------------------------------------------------------------------
SHARES
   Shares sold                                                                       13                   --
   Shares issued in connection with
   Fund reorganization (Note 2)                                                     599                   --
   Shares redeemed                                                                  (46)                  --
------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                               566                   --
------------------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                                                        GLOBAL HEALTHCARE FUND (CONTINUED)
                                                                       -------------------------------------
                                                                       SIX MONTHS ENDED           YEAR ENDED
                                                                         APRIL 30, 2005     OCTOBER 31, 2004
CLASS C SHARES
AMOUNT
   Shares sold                                                               $       --           $       --
   Shares issued in connection with
   Fund reorganization (Note 2)                                                     959                   --
   Shares redeemed                                                                  (31)                  --
   Net increase (decrease) in Fund
   shares outstanding                                                        $      928           $       --
------------------------------------------------------------------------------------------------------------
SHARES
   Shares sold                                                                        2                   --
   Shares issued in connection with
   Fund reorganization (Note 2)                                                      66                   --
   Shares redeemed                                                                   (3)                  --
------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                                65                   --
------------------------------------------------------------------------------------------------------------
SELECT SHARES
AMOUNT
   Shares sold                                                               $      276           $    1,191
   Shares issued in connection with
   Fund reorganization (Note 2)                                                     320                   --
   Shares redeemed                                                               (2,079)              (5,283)
   Net increase (decrease) in Fund
   shares outstanding                                                        $   (1,483)          $   (4,092)
------------------------------------------------------------------------------------------------------------
SHARES
   Shares sold                                                                        9                   90
   Shares issued in connection with
   Fund reorganization (Note 2)                                                      24                   --
   Shares redeemed                                                                 (149)                (403)
------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                              (116)                (313)
------------------------------------------------------------------------------------------------------------

 ^ Amount rounds to less than one thousand.
** For Class B and C shares, activity through September 12, 2003.

FINANCIAL HIGHLIGHTS

CLASS A SHARES

                                                                        PER SHARE OPERATING PERFORMANCE:
                                -----------------------------------------------------------------------------------------------
                                              INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                            --------------------------------------   ------------------------------------------
                                                            NET GAINS
                                                         OR LOSSES ON
                                NET ASSET          NET     SECURITIES                 DIVIDENDS
                                   VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                                BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                                OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
MARKET NEUTRAL FUND
11/1/04 Through 4/30/05          $  14.18         0.04^          0.01         0.05         0.02            0.15            0.17
Year Ended 10/31/04              $  14.01        (0.03)^         0.20         0.17           --              --              --
Year Ended 10/31/03              $  13.99        (0.09)^         0.23         0.14         0.03            0.09            0.12
2/28/02** Through 10/31/02       $  14.64        (0.02)^        (0.62)       (0.64)        0.01              --            0.01

 **  Commencement of offering of share class.
  ^  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                            PER SHARE OPERATING PERFORMANCE:
                            --------------------------------
                                NET ASSET
                               VALUE, END    TOTAL
                                OF PERIOD   RETURN (1)(b)
MARKET NEUTRAL FUND
11/1/04 Through 4/30/05          $  14.06     0.34%
Year Ended 10/31/04              $  14.18     1.21%
Year Ended 10/31/03              $  14.01     0.97%
2/28/02** Through 10/31/02       $  13.99    (4.38%)

                                   RATIOS/SUPPLEMENTAL DATA:
                            ----------------------------------------------
                                            RATIO TO AVERAGE NET ASSETS: #
                                            ------------------------------
                                                      NET            NET
                              NET ASSETS,        EXPENSES       EXPENSES
                                   END OF      (INCLUDING     (EXCLUDING
                                   PERIOD        DIVIDEND       DIVIDEND
                              (THOUSANDS)        EXPENSE)       EXPENSE)
MARKET NEUTRAL FUND
11/1/04 Through 4/30/05          $  1,408            3.29%          1.50%
Year Ended 10/31/04              $  1,222            3.14%          1.50%
Year Ended 10/31/03              $    220            3.34%          1.50%
2/28/02** Through 10/31/02       $     62            3.29%          1.50%

                                                     RATIOS/SUPPLEMENTAL DATA:
                               --------------------------------------------------------------------------------
                                            RATIO TO AVERAGE NET ASSETS: #
                               --------------------------------------------------------------
                                                        EXPENSES
                                                WITHOUT WAIVERS,               NET INVESTMENT
                                      NET         REIMBURSEMENTS                INCOME (LOSS)
                               INVESTMENT   AND EARNINGS CREDITS             WITHOUT WAIVERS,         PORTFOLIO
                                   INCOME    (INCLUDING DIVIDEND               REIMBURSEMENTS          TURNOVER
                                   (LOSS)               EXPENSE)         AND EARNINGS CREDITS          RATE (b)
MARKET NEUTRAL FUND
11/1/04 Through 4/30/05              0.57%                  5.13%                       (1.27%)              20%
Year Ended 10/31/04                 (0.58%)                 7.44%                       (4.88%)             200%
Year Ended 10/31/03                 (0.67%)                11.93%                       (9.26%)             114%
2/28/02** Through 10/31/02          (0.21%)                28.80%~                     (25.72%)~            138%

(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
  ~ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                               PER SHARE OPERATING PERFORMANCE:
                            ------------------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:                     LESS DISTRIBUTIONS:
                                      -----------------------------------------------------  -------------------------------------
                                                      NET GAINS
                                                   OR LOSSES ON      REDEMPTION
                            NET ASSET        NET     SECURITIES  FEES COLLECTED               DIVIDENDS
                               VALUE, INVESTMENT          (BOTH            FROM  TOTAL FROM    FROM NET                    CAPITAL
                            BEGINNING     INCOME   REALIZED AND   REDEMPTION OF  INVESTMENT  INVESTMENT         TOTAL        SHARE
                            OF PERIOD     (LOSS)    UNREALIZED)     FUND SHARES  OPERATIONS      INCOME DISTRIBUTIONS TRANSACTIONS
GLOBAL HEALTHCARE FUND
11/1/04 Through 4/30/05      $  13.64      (0.01)^         0.70              --+       0.69          --            --           --
Year Ended 10/31/04          $  13.13      (0.05)^         0.56              --        0.51          --            --           --
Year Ended 10/31/03          $  12.27      (0.05)^         1.17              --        1.12        0.26          0.26           --
Year Ended 10/31/02          $  13.79      (0.10)^        (2.44)             --       (2.54)       0.06          0.06         1.08^^
4/16/01** Through 10/31/01   $  13.64      (0.05)^         0.20              --        0.15          --            --           --

 **  Commencement of offering of share class.
  ^  Calculated based upon average shares outstanding.
 ^^ Reflects a $2,000 gain to the net assets of the share class resulting from capital share transactions. Total return would be approximately (17.77%) exclusive of such transaction.
(1) Total return figures do not include the effect of any front-end sales load. + Amount rounds to less than $0.01.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                            PER SHARE OPERATING PERFORMANCE:
                            --------------------------------
                                NET ASSET
                               VALUE, END              TOTAL
                                OF PERIOD      RETURN (1)(b)
GLOBAL HEALTHCARE FUND
11/1/04 Through 4/30/05          $  14.33               5.06%
Year Ended 10/31/04              $  13.64               3.88%
Year Ended 10/31/03              $  13.13               9.29%
Year Ended 10/31/02              $  12.27             (10.63%)^^
4/16/01** Through 10/31/01       $  13.79               1.10%

                                       RATIOS/SUPPLEMENTAL DATA:
                              ---------------------------------------------
                                            RATIOS TO AVERAGE NET ASSETS: #
                                            -------------------------------
                              NET ASSETS,                               NET
                                   END OF                        INVESTMENT
                                   PERIOD             NET            INCOME
                              (THOUSANDS)        EXPENSES            (LOSS)
GLOBAL HEALTHCARE FUND
11/1/04 Through 4/30/05          $  8,915            1.50%(a)       (0.11%)
Year Ended 10/31/04              $    169            1.75%          (0.33%)
Year Ended 10/31/03              $    138            1.75%          (0.41%)
Year Ended 10/31/02              $    112            1.75%          (0.72%)
4/16/01** Through 10/31/01       $     59            1.74%          (0.72%)

                                                RATIOS/SUPPLEMENTAL DATA:
                                 --------------------------------------------------------
                                        RATIOS TO AVERAGE NET ASSETS: #
                                 -------------------------------------------
                                                              NET INVESTMENT
                                             EXPENSES          INCOME (LOSS)
                                     WITHOUT WAIVERS,       WITHOUT WAIVERS,    PORTFOLIO
                                       REIMBURSEMENTS         REIMBURSEMENTS     TURNOVER
                                 AND EARNINGS CREDITS   AND EARNINGS CREDITS         RATE (b)
GLOBAL HEALTHCARE FUND
11/1/04 Through 4/30/05                          2.44%                 (1.07%)         84%
Year Ended 10/31/04                             12.25%~               (10.83%)~        65%
Year Ended 10/31/03                             23.28%~               (21.94%)~        56%
Year Ended 10/31/02                             36.66%~               (35.63%)~        56%
4/16/01** Through 10/31/01                      34.18%~               (33.16%)~        57%

(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
(a) Effective February 19, 2005, the contractual expense limitation was lowered to 1.50%.
  ~ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS B SHARES

                                                                 PER SHARE OPERATING PERFORMANCE:
                                -----------------------------------------------------------------------------------------------
                                              INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                            --------------------------------------   ------------------------------------------
                                                            NET GAINS
                                                         OR LOSSES ON
                                NET ASSET          NET     SECURITIES                 DIVIDENDS
                                   VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                                BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                                OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
MARKET NEUTRAL FUND
11/1/04 Through 4/30/05          $  14.00        0.01^            --+        0.01            --+           0.15            0.15
Year Ended 10/31/04              $  13.91       (0.16)^         0.25         0.09            --              --              --
Year Ended 10/31/03              $  13.95       (0.16)^         0.23         0.07          0.02            0.09            0.11
2/28/02** Through 10/31/02       $  14.64       (0.05)^        (0.64)       (0.69)           --+             --              --+

 **  Commencement of offering of share class.
  ^  Calculated based upon average shares outstanding.
  +  Amount rounds to less than $0.01.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                            PER SHARE OPERATING PERFORMANCE:
                            --------------------------------
                                NET ASSET
                               VALUE, END              TOTAL
                                OF PERIOD             RETURN (1)(b)
MARKET NEUTRAL FUND
11/1/04 Through 4/30/05          $  13.86               0.08%
Year Ended 10/31/04              $  14.00               0.65%
Year Ended 10/31/03              $  13.91               0.48%
2/28/02** Through 10/31/02       $  13.95              (4.69%)

                                      RATIOS/SUPPLEMENTAL DATA:
                            ----------------------------------------------
                                            RATIO TO AVERAGE NET ASSETS: #
                                            ------------------------------
                                                      NET            NET
                              NET ASSETS,        EXPENSES       EXPENSES
                                   END OF      (INCLUDING     (EXCLUDING
                                   PERIOD        DIVIDEND       DIVIDEND
                              (THOUSANDS)        EXPENSE)       EXPENSE)
MARKET NEUTRAL FUND
11/1/04 Through 4/30/05          $  228              3.79%          2.00%
Year Ended 10/31/04              $  243              3.64%          2.00%
Year Ended 10/31/03              $  200              3.84%          2.00%
2/28/02** Through 10/31/02       $   86              3.79%          2.00%

                                                   RATIOS/SUPPLEMENTAL DATA:
                            ------------------------------------------------------------------------
                                            RATIO TO AVERAGE NET ASSETS: #
                            -----------------------------------------------------------
                                                        EXPENSES
                                                WITHOUT WAIVERS,         NET INVESTMENT
                                      NET         REIMBURSEMENTS          INCOME (LOSS)
                               INVESTMENT   AND EARNINGS CREDITS       WITHOUT WAIVERS,    PORTFOLIO
                                   INCOME    (INCLUDING DIVIDEND         REIMBURSEMENTS     TURNOVER
                                   (LOSS)               EXPENSE)   AND EARNINGS CREDITS         RATE (b)
MARKET NEUTRAL FUND
11/1/04 Through 4/30/05              0.11%                  5.62%                (1.72%)          20%
Year Ended 10/31/04                 (1.20%)                 9.37%                (6.93%)         200%
Year Ended 10/31/03                 (1.19%)                12.46%                (9.81%)         114%
2/28/02** Through 10/31/02          (0.57%)                27.44%~              (24.22%)~        138%

(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
  ~ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                         PER SHARE OPERATING PERFORMANCE:
                                --------------------------------------------------------------------------------
                                              INCOME FROM INVESTMENT OPERATIONS:         LESS DISTRIBUTIONS:
                                            --------------------------------------   ---------------------------
                                                            NET GAINS
                                                         OR LOSSES ON
                                NET ASSET          NET     SECURITIES                 DIVIDENDS
                                   VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET
                                BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT           TOTAL
                                OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME   DISTRIBUTIONS
GLOBAL HEALTHCARE FUND
2/19/05 Through 4/30/05**        $  14.42       (0.01)^        (0.09)       (0.10)           --              --

 **  Commencement of offering of share class.
(1) Total return figures do not include the effect of any front-end sales load. ^ Calculated based on average shares outstanding.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                            PER SHARE OPERATING PERFORMANCE:
                            --------------------------------
                                NET ASSET
                               VALUE, END              TOTAL
                                OF PERIOD             RETURN (1)(b)
GLOBAL HEALTHCARE FUND
2/19/05 Through 4/30/05**        $  14.32              (0.69)%

                                   RATIOS/SUPPLEMENTAL DATA:
                              ---------------------------------------------
                                            RATIOS TO AVERAGE NET ASSETS: #
                                            -------------------------------
                              NET ASSETS,                               NET
                                   END OF                        INVESTMENT
                                   PERIOD            NET             INCOME
                              (THOUSANDS)       EXPENSES             (LOSS)
GLOBAL HEALTHCARE FUND
2/19/05 Through 4/30/05**        $  8,108           1.95%           (0.52%)

                                               RATIOS/SUPPLEMENTAL DATA:
                                 --------------------------------------------------------
                                        RATIOS TO AVERAGE NET ASSETS: #
                                 -------------------------------------------
                                                              NET INVESTMENT
                                             EXPENSES          INCOME (LOSS)
                                     WITHOUT WAIVERS,       WITHOUT WAIVERS,    PORTFOLIO
                                       REIMBURSEMENTS         REIMBURSEMENTS     TURNOVER
                                 AND EARNINGS CREDITS   AND EARNINGS CREDITS         RATE (b)
GLOBAL HEALTHCARE FUND
2/19/05 Through 4/30/05**                       2.61%                 (1.19%)         84%

(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS C SHARES

                                                         PER SHARE OPERATING PERFORMANCE:
                                --------------------------------------------------------------------------------
                                              INCOME FROM INVESTMENT OPERATIONS:         LESS DISTRIBUTIONS:
                                            --------------------------------------   ---------------------------
                                                            NET GAINS
                                                         OR LOSSES ON
                                NET ASSET          NET     SECURITIES                 DIVIDENDS
                                   VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET
                                BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT           TOTAL
                                OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME   DISTRIBUTIONS
GLOBAL HEALTHCARE FUND
2/19/05 Through 4/30/05**        $  14.42       (0.01)^        (0.09)       (0.10)           --              --

 **  Commencement of offering of share class.
(1) Total return figures do not include the effect of any front-end sales load. ^ Calculated based on average shares outstanding.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                            PER SHARE OPERATING PERFORMANCE:
                            --------------------------------
                                NET ASSET
                               VALUE, END              TOTAL
                                OF PERIOD             RETURN (1)(b)
GLOBAL HEALTHCARE FUND
2/19/05 Through 4/30/05**        $  14.32              (0.69%)

                                   RATIOS/SUPPLEMENTAL DATA:
                              ---------------------------------------------
                                            RATIOS TO AVERAGE NET ASSETS: #
                                            -------------------------------
                              NET ASSETS,                               NET
                                   END OF                        INVESTMENT
                                   PERIOD            NET             INCOME
                              (THOUSANDS)       EXPENSES             (LOSS)
GLOBAL HEALTHCARE FUND
2/19/05 Through 4/30/05**          $  923           1.95%             (0.31%)

                                               RATIOS/SUPPLEMENTAL DATA:
                                 --------------------------------------------------------
                                        RATIOS TO AVERAGE NET ASSETS: #
                                 -------------------------------------------
                                                              NET INVESTMENT
                                             EXPENSES          INCOME (LOSS)
                                     WITHOUT WAIVERS,       WITHOUT WAIVERS,    PORTFOLIO
                                       REIMBURSEMENTS         REIMBURSEMENTS     TURNOVER
                                 AND EARNINGS CREDITS   AND EARNINGS CREDITS         RATE (b)
GLOBAL HEALTHCARE FUND
2/19/05 Through 4/30/05**                       2.62%                 (0.98%)         84%

(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

INSTITUTIONAL CLASS SHARES

                                                                                   PER SHARE OPERATING PERFORMANCE:
                                -----------------------------------------------------------------------------------------------
                                              INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                            --------------------------------------   ------------------------------------------
                                                            NET GAINS
                                                         OR LOSSES ON
                                NET ASSET          NET     SECURITIES                 DIVIDENDS
                                   VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                                BEGINNING      INCOME    REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL          TOTAL
                                OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
MARKET NEUTRAL FUND
11/1/04 Through 4/30/05         $   14.30         0.07^          0.01         0.08         0.03            0.15            0.18
Year Ended 10/31/04             $   14.07        (0.02)^         0.25         0.23           --              --              --
Year Ended 10/31/03             $   14.00        (0.05)^         0.24         0.19         0.03            0.09            0.12
Year Ended 10/31/02             $   15.01         0.04^         (0.62)       (0.58)        0.17            0.26            0.43
6/1/01 Through 10/31/01^^       $   15.16         0.14^          0.12         0.26         0.20            0.21            0.41
Year Ended 5/31/01              $   14.02         0.54           1.19         1.73         0.59              --            0.59
Year Ended 5/31/00              $   15.16         0.60          (0.75)       (0.15)        0.48            0.51            0.99

 ^ Calculated based upon average shares outstanding.
^^ The Fund changed its fiscal year end from May 31 to October 31.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                 PER SHARE OPERATING PERFORMANCE:                       RATIOS/SUPPLEMENTAL DATA:
                                ---------------------------------       -------------------------------------------------------
                                                                                           RATIOS TO AVERAGE NET ASSETS: #
                                                                                     ------------------------------------------
                                                                                            NET             NET
                                                                       NET ASSETS,     EXPENSES        EXPENSES             NET
                                 NET ASSET                                  END OF   (INCLUDING      (EXCLUDING      INVESTMENT
                                VALUE, END               TOTAL              PERIOD     DIVIDEND        DIVIDEND          INCOME
                                 OF PERIOD             RETURN (b)      (THOUSANDS)     EXPENSE)        EXPENSE)          (LOSS)
MARKET NEUTRAL FUND
11/1/04 Through 4/30/05         $    14.20                  0.56%      $    98,059         2.79%           1.00%           1.05%
Year Ended 10/31/04             $    14.30                  1.63%      $    79,199         2.64%           1.00%          (0.19%)
Year Ended 10/31/03             $    14.07                  1.35%      $    16,216         3.04%           1.19%          (0.35%)
Year Ended 10/31/02             $    14.00                 (3.97%)     $    20,635         3.02%           1.25%           0.28%
6/1/01 Through 10/31/01^^       $    15.01                  1.72%      $    19,865         2.71%           1.25%           2.09%
Year Ended 5/31/01              $    15.16                 12.65%      $    19,714         2.79%           1.25%           4.47%
Year Ended 5/31/00              $    14.02                 (0.99%)     $    12,529         2.11%           1.50%           4.46%

                                                 RATIOS/SUPPLEMENTAL DATA:
                                ----------------------------------------------------------
                                       RATIOS TO AVERAGE NET ASSETS: #
                                --------------------------------------------
                                            EXPENSES
                                    WITHOUT WAIVERS,          NET INVESTMENT
                                      REIMBURSEMENTS           INCOME (LOSS)
                                AND EARNINGS CREDITS        WITHOUT WAIVERS,     PORTFOLIO
                                 (INCLUDING DIVIDEND          REIMBURSEMENTS      TURNOVER
                                            EXPENSE)    AND EARNINGS CREDITS           RATE (b)
MARKET NEUTRAL FUND
11/1/04 Through 4/30/05               3.69%                             0.15%           20%
Year Ended 10/31/04                   3.96%                            (1.51%)         200%
Year Ended 10/31/03                   4.74%                            (2.05%)         114%
Year Ended 10/31/02                   4.52%                            (1.22%)         138%
6/1/01 Through 10/31/01^^             3.80%                             1.00%           50%
Year Ended 5/31/01                    3.90%                             3.36%          141%
Year Ended 5/31/00                    3.69%                             2.88%          114%

(b) Not annualized for periods less than one year.
  # Short periods have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

SELECT CLASS SHARES

                                                                                   PER SHARE OPERATING PERFORMANCE:
                                -----------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                            --------------------------------------   ------------------------------------------
                                                            NET GAINS
                                                         OR LOSSES ON
                                NET ASSET          NET     SECURITIES                 DIVIDENDS
                                   VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                                BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                                OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
GLOBAL HEALTHCARE FUND
11/1/04 Through 30/4/05         $   12.61         0.01^          0.65         0.66           --              --              --
Year Ended 10/31/04             $   12.11        (0.01)^         0.51         0.50           --              --              --
Year Ended 10/31/03             $   11.31        (0.01)^         1.07         1.06         0.26              --            0.26
Year Ended 10/31/02             $   13.81        (0.03)^        (2.38)       (2.41)        0.09              --            0.09
Year Ended 10/31/01             $   15.11        (0.03)^        (1.26)       (1.29)        0.01              --            0.01
9/29/00* Through 10/31/00       $   15.00         0.03           0.08         0.11           --              --              --

  * Commencement of operations.
  ^ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end sales load.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                 PER SHARE OPERATING PERFORMANCE:                        RATIOS/SUPPLEMENTAL DATA:
                                ---------------------------------       ---------------------------------------------------------
                                                                                            RATIOS TO AVERAGE NET ASSETS: #
                                                                                     --------------------------------------------
                                                                       NET ASSETS,                     NET               EXPENSES
                                    NET ASSET                               END OF              INVESTMENT       WITHOUT WAIVERS,
                                       VALUE,               TOTAL           PERIOD       NET        INCOME         REIMBURSEMENTS
                                END OF PERIOD       RETURN (1)(b)      (THOUSANDS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS
GLOBAL HEALTHCARE FUND
11/1/04 Through 30/4/05         $       13.27                5.23%     $     5,439      1.41%(a)      0.09%                  2.95%
Year Ended 10/31/04             $       12.61                4.13%     $     6,618      1.50%        (0.05%)                 4.22%
Year Ended 10/31/03             $       12.11                9.59%     $    10,153      1.50%        (0.04%)                 3.44%
Year Ended 10/31/02             $       11.31              (17.54%)    $    16,289      1.50%        (0.22%)                 2.62%
Year Ended 10/31/01             $       13.81               (8.55%)    $    30,782      1.50%        (0.20%)                 2.24%
9/29/00* Through 10/31/00       $       15.11                0.73%     $    35,809      1.50%         1.02%                  4.52%

                                      RATIOS/SUPPLEMENTAL DATA:
                                ---------------------------------------
                                    RATIOS TO AVERAGE NET ASSETS: #
                                ---------------------------------------
                                      NET INVESTMENT
                                       INCOME (LOSS)
                                    WITHOUT WAIVERS,          PORTFOLIO
                                      REIMBURSEMENTS           TURNOVER
                                AND EARNINGS CREDITS           RATE (B)
GLOBAL HEALTHCARE FUND
11/1/04 Through 30/4/05                        (1.45)%               85%
Year Ended 10/31/04                            (2.77)%               65%
Year Ended 10/31/03                            (1.98)%               56%
Year Ended 10/31/02                            (1.34)%               56%
Year Ended 10/31/01                            (0.94)%               57%
9/29/00* Through 10/31/00                      (2.00)%                3%

(a) Effective February 19, 2005, the contractual expense limitation was lowered to 1.25%.
(b) Not annualized for periods less than one year.
  # Short periods have been annualized.
  ~ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

SPECIAL MEETING OF SHAREHODLERS (UNAUDITED)

A Special Meeting of Shareholders of J.P. Morgan Series Trust("JPMST") was held on January 20, 2005, and adjourned and reconvened on February 3, 2005, at 522 Fifth Avenue, New York, New York 10036 for purposes of asking shareholders to consider the following proposals:

To elect thirteen (13) Trustees for each JPMorgan Fund. A majority of shareholders of the JPMST approved the election of each Trustee by the following votes:

                                  AFFIRMATIVE            NEGATIVE
William J. Armstrong            1,992,936,052           8,575,717
Roland R. Eppley, Jr.           1,993,051,772           8,459,997
John F. Finn                    1,993,318,545           8,193,223
Dr. Matthew Goldstein           1,993,320,045           8,191,724
Robert J. Higgins               1,993,309,565           8,202,204
Peter C. Marshall               1,993,308,029           8,203,740
Marilyn McCoy                   1,993,308,029           8,203,740
William G. Morton, Jr.          1,993,305,371           8,206,397
Robert A. Oden, Jr.             1,993,298,511           8,213,258
Fergus Reid, III                1,992,861,420           8,650,349
Frederick W. Ruebeck            1,993,251,990           8,259,779
James J. Schonbachler           1,993,126,404           8,385,365
Leonard M. Spalding             1,993,173,822           8,337,947

To approve proposed Agreement and Plan of Reorganization (each, a "Reorganization Agreement") pursuant to which each of the JPMorgan Funds would be reorganized as a corresponding series of J.P. Morgan Mutual Fund Series. The following Funds approved the Agreement and Plan of Reorganization by the following votes:

                                                                                                        BROKER
                                                 FOR            AGAINST             ABSTAIN          NON-VOTES
JPMorgan Global Healthcare Fund            3,986,340             23,832              16,887            514,144
JPMorgan Market Neutral Fund              41,313,565                 --               8,685            641,346

SCHEDULE OF SHAREHOLDERS EXPENSES

Hypothetical $1,000 Investment at Beginning of Period
April 30, 2005
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees: and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

ACTUAL EXPENSES

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                                    EXPENSES PAID
                                    BEGINNING            ENDING     DURING PERIOD
                               ACCOUNT VALUE,    ACCOUNT VALUE,     NOVEMBER 1 TO      ANNUALIZED
                             NOVEMBER 1, 2004    APRIL 30, 2005    APRIL 30, 2005*  EXPENSE RATIO
MARKET NEUTRAL
CLASS A
    Actual period return            $   1,000         $   1,003         $    7.45            1.50%
    Hypothetical                    $   1,000         $   1,018         $    7.50            1.50%
CLASS B
    Actual period return            $   1,000         $   1,001         $    9.92            2.00%
    Hypothetical                    $   1,000         $   1,015         $    9.99            2.00%
INSTITUTIONAL
    Actual period return            $   1,000         $   1,006         $    4.97            1.00%
    Hypothetical                    $   1,000         $   1,020         $    5.01            1.00%

GLOBAL HEALTHCARE FUND
CLASS A
    Actual period return            $   1,000         $   1,051         $    7.63            1.50%
    Hypothetical                    $   1,000         $   1,018         $    7.50            1.50%
CLASS B
    Actual period return            $   1,000         $   1,050         $    9.91            1.95%
    Hypothetical                    $   1,000         $   1,015         $    9.74            1.95%
CLASS C
    Actual period return            $   1,000         $   1,050         $    9.91            1.95%
    Hypothetical                    $   1,000         $   1,015         $    9.74            1.95%
SELECT
    Actual period return            $   1,000         $   1,052         $    7.17            1.41%
    Hypothetical                    $   1,000         $   1,018         $    7.06            1.41%

* Expenses are equal to the Class' annualized expense ratio in the table above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is a subsidiary of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

The financial information in this report has been taken from the books and records of the Funds without examination by independent auditors, who express no opinion thereon.

CONTACT JPMORGAN FUNDS DISTRIBUTION SERVICES AT 1-800-480-4111 FOR A FUND PROSPECTUS. YOU CAN ALSO VISIT US AT www.jpmorganfunds.com. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES AND RISK AS WELL AS CHARGES AND EXPENSES OF THE MUTUAL FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE MUTUAL FUND. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

No sooner than 30 days after the end of each month, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter, as filed in a certified filing with the SEC. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of each Fund's policies and procedures with respect to the disclosure of each Fund's portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the 12-month period ended June 30, 2004 is available on the SEC's website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

JPMORGAN FUNDS FULFILLMENT CENTER                                   PRSRT STD
      6112 W. 73RD STREET                                          U.S. POSTAGE
     BEDFORD PARK, IL 60638                                           PAID
                                                                   PERMIT 2891
                                                                 KANSAS CITY, MO


(C) J.P. MORGAN CHASE & CO., 2005 ALL RIGHTS RESERVED. APRIL 2005.  SAN-SPEC-405

SEMI-ANNUAL REPORT APRIL 30, 2005


JPMORGAN FUNDS

INTERNATIONAL EQUITY FUNDS


INTREPID EUROPEAN FUND
JAPAN FUND
INTERNATIONAL GROWTH FUND
INTERNATIONAL VALUE FUND
INTERNATIONAL OPPORTUNITIES FUND
EMERGING MARKETS EQUITY FUND
ASIA EQUITY FUND
INTERNATIONAL EQUITY FUND


[JPMORGAN ASSET MANAGEMENT LOGO]

JPMORGAN ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make, which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial professional to help provide you with a broad array of WEALTH SOLUTIONS.

CONTENTS

President's Letter                                      1

Fund Commentaries:

Intrepid European Fund                                  2

Japan Fund                                              5

International Growth Fund                               8

International Value Fund                               11

International Opportunities Fund                       14

Emerging Markets Equity Fund                           17

Asia Equity Fund                                       20

International Equity Fund                              23

Portfolio of Investments                               26

Financial Statements                                   50

Notes to Financial Statements                          62

Financial Highlights                                   88

HIGHLIGHTS

- International equity markets posted strong performance for most of the six-month period

- Global growth concerns sparked late correction

- Emerging markets and Asia ex Japan markets performed well

- Global growth will slow but remain healthy in 2005

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

JPMORGAN
  INTERNATIONAL EQUITY FUNDS

PRESIDENT'S LETTER MAY 9, 2005

[PHOTO OF GEORGE C.W. GATCH]

"INTERNATIONAL EQUITY MARKETS POSTED STRONG PERFORMANCE FOR MOST OF THE SIX-MONTH PERIOD"

DEAR SHAREHOLDER:

We are pleased to present this semi-annual report for the JPMorgan International Equity Funds. Inside, you'll find information detailing the performance of the Funds for the six months ended April 30, 2005, along with a report from the portfolio managers.

INTERNATIONAL MARKETS OUTPERFORM

Driven by surplus financial liquidity and attractive fundamentals, international equity markets posted strong performance for most of the six-month period. The MSCI EAFE Index, a broad-based measure of international equity market performance, appreciated by 8.72%, in U.S. dollars, which compares to a 3.28% rise in the S&P 500 Index.

The higher-risk emerging markets and Asia ex Japan markets were the best performers. While many of the companies in these regions offered attractive long-term earnings growth, much of their rally was driven by the so-called "carry trade," a practice where speculative investors borrow in dollars to invest elsewhere. The MSCI Emerging Markets Free Index rose 13.63% and the MSCI Far East ex Japan Index rose 12.48%.

In the more mature markets of Europe, the combination of strong earnings growth, low inflation and relatively cheap valuations supported stocks. In Japan, there was a similar story, although the tentative nature of economic recovery suppressed returns. The MSCI Europe Index and MSCI Japan Index rose 9.55% and 4.82%, respectively.

GLOBAL GROWTH CONCERNS SPARK LATE CORRECTION

In March and April, however, a combination of factors spooked the markets, causing equities to lose some of their earlier gains. Economic data created more concern over the strength of the U.S. and the global economy, while inflationary pressures increased and fear grew of a more aggressive interest rate policy from the Federal Reserve. Equities with poor credit quality and smaller companies fared particularly badly, with much of the money moving into more traditional defensive sectors, such as tobacco and pharmaceuticals.

OUTLOOK

In spite of the current uncertainty, we remain optimistic, believing that global growth will slow but remain healthy in 2005. The risk of higher inflation appears to be under control, and the interest rate environment is likely to stay benign. Indeed, a patch of economic weakness at this stage in the economic cycle may ultimately be beneficial as it reduces inflationary pressure. We anticipate that 2005 will be a roller-coaster ride for the markets, but will ultimately deliver results.

On behalf of us all at JPMorgan Asset Management, thank you for your business. We appreciate the trust you have placed in us, and look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,


/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

JPMORGAN
  INTREPID EUROPEAN FUND

AS OF APRIL 30, 2005                                                 (Unaudited)

FUND FACTS
Fund Inception                         11/2/95
Fiscal Year End                     OCTOBER 31
Net Assets as of 04/30/2005
(in Millions)                $           129.2
Primary Benchmark            MSCI EUROPE INDEX

Q:   HOW DID THE FUND PERFORM?

A: The JPMorgan Intrepid European Fund, which seeks total return from long-term capital growth, rose by 12.4% (A Shares, no sales charge) over the six-month period ended April 30, 2005 compared to a 9.6% return (in U.S. dollars) of the MSCI Europe Index.

Q:   WHY DID THE FUND PERFORM THIS WAY?

A: Stock selection in attractive value and momentum stocks across a range of sectors helped boost relative returns. Our banking exposure was beneficial, with positions in European banks such as Alpha Bank in Greece and Turkiye Is Bankasi in Turkey, contributing to returns. Investors were attracted by the growth potential of these smaller, emerging banks, while the larger index constituents where the Fund was underweight, such as HSBC, struggled. In the capital goods sector, the Fund received strong support from its overweight position in Aker Kvaerner, a Nordic engineering group, which reported positive earnings growth.

     In the oil and gas sector, our exposure to refining and oil service stocks, such as OMV in Austria, was beneficial. However, with oil prices rising to record highs during the review period, our underweight exposure to some of the larger oil producers, such as BP and Royal Dutch Shell, detracted from performance.

     Our underweight pharmaceuticals exposure was generally positive for returns, especially early in the period as the large drug companies suffered from worries over patent expirations, generic competition and high profile product withdrawals. Our decision not to hold Irish drug maker Elan was particularly positive as the company's share price collapsed after disappointing the market. However, toward the end of the period our underweight position hurt returns as the sector's more defensive characteristics came to the fore.

Q:   HOW IS THE FUND MANAGED?

A: The Fund's performance during the period was driven by our disciplined investment process that seeks to invest in the best European growth and value stocks.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

United Kingdom                         32.4%
Germany                                12.5%
France                                 10.0%
Switzerland                             8.5%
Norway                                  5.5%
Italy                                   4.5%
The Netherlands                         4.4%
Belgium                                 4.3%
Sweden                                  3.7%
Spain                                   3.1%
Ireland                                 2.5%
Finland                                 1.9%
Greece                                  1.8%
Hungary                                 1.5%
Austria                                 1.3%
Portugal                                0.8%
Turkey                                  0.4%
Bermuda                                 0.3%
Denmark                                 0.3%
Luxembourg                              0.3%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Vodafone Group PLC (United Kingdom)                 3.5%

 2. GlaxoSmithKline PLC (United Kingdom)                3.3%

 3. Deutsche Bank AG (Germany)                          2.3%

 4. Suez SA (France)                                    2.2%

 5. HSBC Holdings PLC (United Kingdom)                  2.1%

 6. Shell Transport & Trading Co., PLC (United Kingdom) 1.7%

 7. Belgacom SA (Belgium)                               1.6%

 8. National Grid Transco PLC (United Kingdom)          1.6%

 9. ENI SPA (Italy)                                     1.5%

10. E.ON AG (Germany)                                   1.5%

Top 10 equity holdings comprised 21.3% of the Portfolio's market value of investments ($26,587,734). As of April 30, 2005, the Fund held 142 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2005

                                                                                   SINCE
                                                                               INCEPTION
                                      1 YEAR       3 YEARS       5 YEARS       (11/2/95)
------------------------------------------------------------------------------------------
CLASS A SHARES
        Without Sales Charge          21.84%        13.83%         3.38%          13.25%
          With Sales Charge*          15.46%        11.80%         2.27%          12.61%
CLASS B SHARES
                Without CDSC          21.20%        13.14%         2.70%          12.57%
                 With CDSC**          16.20%        12.35%         2.35%          12.57%
CLASS C SHARES
                Without CDSC          21.23%        13.14%         2.69%          12.47%
                With CDSC***          20.23%        13.14%         2.69%          12.47%

INSTITUTIONAL SHARES                  22.67%        14.62%         3.91%          13.55%

SELECT SHARES                         22.28%        14.13%         3.58%          13.36%

  *  Sales Charge for Class A Shares is 5.25%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% for the period since inception.
***  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

LIFE OF FUND PERFORMANCE (11/02/95 TO 04/30/05)

                    JPMORGAN INTREPID
                        EUROPEAN                               LIPPER EUROPEAN
                  FUND (CLASS A SHARES)  MSCI EUROPE INDEX       FUNDS INDEX
Nov-1995             $        9,425       $       10,000       $       10,000
Nov-1995             $        9,444       $       10,000       $       10,000
Dec-1995             $        9,598       $       10,317       $       10,210
Jan-1996             $        9,664       $       10,384       $       10,287
Feb-1996             $       10,013       $       10,573       $       10,633
Mar-1996             $       10,333       $       10,700       $       10,887
Apr-1996             $       10,532       $       10,777       $       11,097
May-1996             $       10,701       $       10,860       $       11,378
Jun-1996             $       11,099       $       10,979       $       11,483
Jul-1996             $       10,720       $       10,842       $       11,175
Aug-1996             $       10,966       $       11,164       $       11,540
Sep-1996             $       11,223       $       11,399       $       11,686
Oct-1996             $       11,385       $       11,663       $       11,930
Nov-1996             $       11,936       $       12,254       $       12,433
Dec-1996             $       12,296       $       12,492       $       12,711
Jan-1997             $       12,451       $       12,526       $       12,843
Feb-1997             $       12,730       $       12,691       $       13,036
Mar-1997             $       12,988       $       13,101       $       13,341
Apr-1997             $       12,905       $       13,036       $       13,172
May-1997             $       13,060       $       13,592       $       13,693
Jun-1997             $       13,836       $       14,272       $       14,338
Jul-1997             $       14,363       $       14,941       $       14,758
Aug-1997             $       13,732       $       14,088       $       14,035
Sep-1997             $       14,788       $       15,455       $       15,298
Oct-1997             $       14,592       $       14,694       $       14,659
Nov-1997             $       14,541       $       14,921       $       14,769
Dec-1997             $       14,924       $       15,465       $       15,113
Jan-1998             $       15,760       $       16,108       $       15,676
Feb-1998             $       17,182       $       17,368       $       16,968
Mar-1998             $       18,580       $       18,605       $       18,253
Apr-1998             $       19,142       $       18,966       $       18,672
May-1998             $       19,643       $       19,351       $       19,141
Jun-1998             $       19,824       $       19,564       $       19,197
Jul-1998             $       20,603       $       19,951       $       19,563
Aug-1998             $       17,179       $       17,441       $       16,738
Sep-1998             $       16,461       $       16,743       $       15,801
Oct-1998             $       17,323       $       18,083       $       16,906
Nov-1998             $       18,257       $       19,045       $       17,869
Dec-1998             $       19,128       $       19,877       $       18,702
Jan-1999             $       20,145       $       19,750       $       19,035
Feb-1999             $       18,981       $       19,248       $       18,479
Mar-1999             $       18,945       $       19,458       $       18,531
Apr-1999             $       19,587       $       20,038       $       19,061
May-1999             $       18,569       $       19,076       $       18,369
Jun-1999             $       18,932       $       19,399       $       18,835
Jul-1999             $       19,271       $       19,579       $       19,152
Aug-1999             $       19,478       $       19,779       $       19,307
Sep-1999             $       19,515       $       19,626       $       19,096
Oct-1999             $       20,024       $       20,349       $       19,744
Nov-1999             $       22,727       $       20,898       $       21,116
Dec-1999             $       26,025       $       23,040       $       23,844
Jan-2000             $       25,715       $       21,400       $       23,076
Feb-2000             $       28,207       $       22,515       $       26,256
Mar-2000             $       27,615       $       23,057       $       26,275
Apr-2000             $       25,999       $       22,040       $       24,851
May-2000             $       25,050       $       21,860       $       24,349
Jun-2000             $       25,396       $       22,330       $       24,926
Jul-2000             $       24,865       $       21,972       $       24,734
Aug-2000             $       24,656       $       21,713       $       24,828
Sep-2000             $       23,423       $       20,697       $       23,547
Oct-2000             $       22,053       $       20,540       $       22,831
Nov-2000             $       20,869       $       19,745       $       21,609
Dec-2000             $       22,194       $       21,105       $       23,232
Jan-2001             $       22,125       $       21,116       $       23,163
Feb-2001             $       20,893       $       19,262       $       21,210
Mar-2001             $       18,906       $       17,825       $       19,348
Apr-2001             $       19,838       $       19,092       $       20,629
May-2001             $       19,413       $       18,160       $       19,834
Jun-2001             $       18,454       $       17,474       $       19,027
Jul-2001             $       18,139       $       17,518       $       18,835
Aug-2001             $       18,632       $       17,062       $       18,351
Sep-2001             $       17,181       $       15,359       $       16,292
Oct-2001             $       17,756       $       15,848       $       16,862
Nov-2001             $       19,386       $       16,483       $       17,592
Dec-2001             $       19,454       $       16,905       $       17,967
Jan-2002             $       18,838       $       16,021       $       17,180
Feb-2002             $       19,331       $       16,018       $       17,192
Mar-2002             $       20,249       $       16,886       $       18,052
Apr-2002             $       20,824       $       16,758       $       18,003
May-2002             $       21,399       $       16,706       $       18,014
Jun-2002             $       21,070       $       16,126       $       17,531
Jul-2002             $       19,713       $       14,331       $       15,699
Aug-2002             $       19,315       $       14,328       $       15,594
Sep-2002             $       17,918       $       12,443       $       13,662
Oct-2002             $       18,125       $       13,646       $       14,708
Nov-2002             $       19,481       $       14,316       $       15,404
Dec-2002             $       17,976       $       13,796       $       14,835
Jan-2003             $       17,576       $       13,144       $       14,187
Feb-2003             $       17,121       $       12,715       $       13,645
Mar-2003             $       17,288       $       12,526       $       13,479
Apr-2003             $       18,986       $       14,216       $       15,173
May-2003             $       20,392       $       15,138       $       16,290
Jun-2003             $       20,282       $       15,284       $       16,420
Jul-2003             $       21,110       $       15,594       $       16,734
Aug-2003             $       21,469       $       15,564       $       16,861
Sep-2003             $       22,020       $       15,880       $       17,237
Oct-2003             $       23,372       $       16,942       $       18,326
Nov-2003             $       24,338       $       17,664       $       19,133
Dec-2003             $       26,007       $       19,114       $       20,491
Jan-2004             $       27,001       $       19,338       $       21,089
Feb-2004             $       27,511       $       19,905       $       21,745
Mar-2004             $       26,202       $       19,284       $       21,045
Apr-2004             $       25,209       $       19,124       $       20,708
May-2004             $       25,443       $       19,433       $       20,924
Jun-2004             $       26,216       $       19,694       $       21,327
Jul-2004             $       25,514       $       19,152       $       20,581
Aug-2004             $       25,624       $       19,164       $       20,637
Sep-2004             $       26,810       $       19,932       $       21,543
Oct-2004             $       27,335       $       20,652       $       22,305
Nov-2004             $       29,653       $       22,168       $       23,907
Dec-2004             $       30,834       $       23,105       $       25,018
Jan-2005             $       30,673       $       22,678       $       24,731
Feb-2005             $       32,590       $       23,812       $       26,135
Mar-2005             $       31,521       $       23,212       $       25,380
Apr-2005             $       30,710       $       22,624       $       24,725

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 11/2/95.

Returns for the Institutional and Select Shares prior to 9/10/01 (offering date of the Institutional and Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Institutional and Select Shares.

Returns for the Class B Shares prior to 11/3/95 (offering date of the Class B Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B Shares.

Returns for the Class C Shares prior to 11/1/98 (offering date of the Class C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid European Fund, MSCI Europe Index, and The Lipper European Funds Index from November 2, 1995 to April 30, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI Europe Index is a replica (or model) of the performance of the European markets. The Lipper European Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial investment and carry a 5.25% sales charge.

Total return assumes reinvestment of dividends and capital gains distributions and reflects the deduction of any sales charges or redemption fees. Performance may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. If fees had not been waived, performance would have been less favorable.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified "regional" fund investing.

JPMORGAN
  JAPAN FUND

AS OF APRIL 30, 2005                                                 (Unaudited)

FUND FACTS

Fund Inception                         11/2/95
Fiscal Year End                     OCTOBER 31
Net Assets as of 04/30/2005
(in Millions)                 $           81.3
Primary Benchmark             MSCI JAPAN INDEX

Q:   HOW DID THE FUND PERFORM?

A: The JPMorgan Japan Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income and rose by 8.4% (A Shares, no sales charge) over the six-month period ended April 30, 2005, compared to a 4.8% return (in U.S. dollars) of the MSCI Japan Index over the same period.

Q:   WHY DID THE FUND PERFORM IN THIS WAY?

A: Japanese equities rallied as economic data continued to point toward a recovery. Among other positive news, corporate earnings growth was strong, land prices in central Tokyo appeared to have stabilized and there were signs of wage growth for the first time in many years. The Fund significantly outperformed the MSCI Japan Index primarily due to holding stocks with exposure to the domestic economy and avoiding blue chip exporters affected by the strength of the yen.

     Many of the leading contributors to performance were small and medium capitalization companies. Among them was Matsui Securities Co., an online securities brokerage firm. Online brokerage is a new business that is gaining momentum in Japan, taking market share from established brokers. Another leading small stock contributor was Edion Corp, a consumer electronics retailer that is benefiting from rising retail spending, much of which is focused on the latest electronics goods.

     Among larger companies, an overweight holding in Chugai Pharmaceutical was a leading contributor. Chugai is partly owned by the Switzerland pharmaceutical giant Roche, and distributes its highly competitive drug portfolio in Japan.

     Set against these positives, a number of holdings such as Fullcast, Seiko Epson and Nissan detracted from performance. Fullcast is one of the few recruitment consultants in Japan operating at a time when companies are starting to take on part-time workers. It underperformed the market because its investment in expansion is putting pressure on profits. Seiko Epson, which manufactures digital printers, announced worse-than-expected profits due to intense price competition. The stock was sold. Nissan, the auto manufacturer, underperformed due to the negative impact of rising steel prices and the strong yen on its profits.

Q:   HOW WAS THE FUND MANAGED?

A: In order to maximize the impact of our best research ideas, the number of stocks was reduced from approximately 120 to 80. The portfolio had a bias toward small capitalization stocks and the domestic economy. By contrast, there was little exposure to the blue chip exporters reflecting a belief that the local economy would continue its gradual expansion, and that the outlook for the global economy will remain uncertain.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                            29.4%
Industrial Products & Services                       23.5%
Finance & Insurance                                  21.7%
Technology                                           11.3%
Pharmaceuticals                                       4.2%
Energy                                                3.5%
REITs                                                 2.5%
Telecommunications                                    2.5%
Health Services & Systems                             1.4%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Toyota Motor Corp. (Japan)                                7.0%

 2. Chugai Pharmaceutical Co., LTD (Japan)                    4.2%

 3. Canon, Inc. (Japan)                                       3.4%

 4. JFE Holdings, Inc. (Japan)                                3.3%

 5. Mitsubishi Tokyo Financial Group, Inc. (Japan)            2.9%

 6. EDION Corp. (Japan)                                       2.8%

 7. Sumitomo Mitsui Financial Group, Inc. (Japan)             2.5%

 8. RHJ International (Japan)                                 2.2%

 9. Izumi Co. LTD (Japan)                                     2.2%

10. Park24 Co., LTD (Japan)                                   2.1%

Top 10 equity holdings comprised 32.6% of the Portfolio's market value of investments ($24,750,051). As of April 30, 2005, the Fund held 77 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2005

                                                                         SINCE
                                                                     INCEPTION
                                 1 YEAR     3 YEARS     5 YEARS      (11/2/95)
--------------------------------------------------------------------------------
CLASS A SHARES
         Without Sales Charge     2.42%      10.44%     (5.14%)        (2.04%)
           With Sales Charge*    (2.93%)      8.49%     (6.16%)        (2.59%)
CLASS B SHARES
                 Without CDSC     1.56%       9.51%     (5.88%)        (2.63%)
                  With CDSC**    (3.44%)      8.67%     (6.26%)        (2.63%)

  *    Sales Charge for Class A Shares is 5.25%.

  ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

LIFE OF FUND PERFORMANCE (11/02/95 TO 04/30/05)

                        JPMORGAN JAPAN FUND        MSCI JAPAN      TOKYO STOCK EXCHANGE     LIPPER JAPAN
                          (CLASS A SHARES)           INDEX      (TOPIX) 1ST  SECTION INDEX  FUNDS AVERAGE
Nov-1995                     $      9,425         $     10,000         $     10,000         $     10,000
Nov-1995                     $      9,425         $     10,000         $     10,000         $     10,000
Dec-1995                     $      9,679         $     10,511         $     10,479         $     10,435
Jan-1996                     $      9,802         $     10,373         $     10,338         $     10,414
Feb-1996                     $      9,604         $     10,189         $     10,168         $     10,207
Mar-1996                     $     10,038         $     10,548         $     10,544         $     10,592
Apr-1996                     $     10,518         $     11,149         $     11,246         $     11,288
May-1996                     $     10,057         $     10,574         $     10,697         $     10,860
Jun-1996                     $     10,179         $     10,630         $     10,744         $     11,011
Jul-1996                     $      9,699         $     10,154         $     10,216         $     10,473
Aug-1996                     $      9,190         $      9,700         $      9,782         $     10,036
Sep-1996                     $      9,473         $     10,036         $     10,086         $     10,230
Oct-1996                     $      8,879         $      9,363         $      9,409         $      9,592
Nov-1996                     $      8,973         $      9,541         $      9,479         $      9,616
Dec-1996                     $      8,605         $      8,882         $      8,749         $      9,044
Jan-1997                     $      8,470         $      7,916         $      7,806         $      8,455
Feb-1997                     $      8,768         $      8,101         $      7,957         $      8,617
Mar-1997                     $      8,633         $      7,834         $      7,696         $      8,382
Apr-1997                     $      8,951         $      8,119         $      7,880         $      8,666
May-1997                     $      9,779         $      9,015         $      8,853         $      9,734
Jun-1997                     $     10,260         $      9,688         $      9,423         $     10,193
Jul-1997                     $     10,789         $      9,393         $      9,050         $     10,246
Aug-1997                     $      9,573         $      8,579         $      8,239         $      9,160
Sep-1997                     $      9,718         $      8,449         $      8,006         $      9,030
Oct-1997                     $      9,187         $      7,662         $      7,392         $      8,364
Nov-1997                     $      9,033         $      7,191         $      6,831         $      7,953
Dec-1997                     $      8,745         $      6,780         $      6,293         $      7,523
Jan-1998                     $      8,643         $      7,385         $      6,961         $      8,141
Feb-1998                     $      8,368         $      7,423         $      7,016         $      8,110
Mar-1998                     $      8,205         $      6,918         $      6,572         $      7,720
Apr-1998                     $      8,094         $      6,891         $      6,481         $      7,755
May-1998                     $      8,185         $      6,512         $      6,172         $      7,580
Jun-1998                     $      8,114         $      6,603         $      6,209         $      7,587
Jul-1998                     $      8,022         $      6,516         $      6,122         $      7,716
Aug-1998                     $      7,279         $      5,773         $      5,489         $      7,037
Sep-1998                     $      7,086         $      5,615         $      5,390         $      6,812
Oct-1998                     $      6,526         $      6,557         $      6,248         $      7,317
Nov-1998                     $      6,821         $      6,857         $      6,541         $      7,849
Dec-1998                     $      7,025         $      7,122         $      6,777         $      8,110
Jan-1999                     $      6,913         $      7,174         $      6,807         $      8,193
Feb-1999                     $      6,689         $      7,017         $      6,641         $      8,155
Mar-1999                     $      7,616         $      7,990         $      7,562         $      9,299
Apr-1999                     $      7,921         $      8,323         $      7,917         $      9,838
May-1999                     $      7,575         $      7,854         $      7,527         $      9,503
Jun-1999                     $      8,206         $      8,598         $      8,270         $     10,977
Jul-1999                     $      8,929         $      9,456         $      9,108         $     12,169
Aug-1999                     $      9,132         $      9,389         $      9,393         $     12,820
Sep-1999                     $      9,631         $      9,959         $     10,030         $     13,609
Oct-1999                     $     10,018         $     10,387         $     10,621         $     14,163
Nov-1999                     $     10,537         $     10,832         $     11,386         $     15,459
Dec-1999                     $     11,260         $     11,505         $     11,928         $     16,643
Jan-2000                     $     10,476         $     11,007         $     11,311         $     15,707
Feb-2000                     $     10,394         $     10,722         $     11,094         $     15,978
Mar-2000                     $     10,934         $     11,606         $     11,830         $     16,548
Apr-2000                     $     10,089         $     10,733         $     10,852         $     15,029
May-2000                     $      9,193         $     10,187         $     10,060         $     13,840
Jun-2000                     $      9,682         $     10,887         $     10,704         $     14,797
Jul-2000                     $      8,460         $      9,633         $      9,436         $     13,003
Aug-2000                     $      9,152         $     10,256         $     10,086         $     14,131
Sep-2000                     $      8,979         $      9,746         $      9,711         $     13,315
Oct-2000                     $      8,266         $      9,181         $      9,017         $     12,167
Nov-2000                     $      8,083         $      8,800         $      8,777         $     11,607
Dec-2000                     $      7,442         $      8,265         $      8,022         $     10,549
Jan-2001                     $      7,422         $      8,167         $      7,980         $     10,559
Feb-2001                     $      6,800         $      7,799         $      7,556         $      9,763
Mar-2001                     $      6,739         $      7,567         $      7,306         $      9,618
Apr-2001                     $      7,146         $      8,081         $      7,929         $     10,457
May-2001                     $      7,238         $      8,062         $      7,908         $     10,270
Jun-2001                     $      6,759         $      7,581         $      7,481         $      9,684
Jul-2001                     $      6,240         $      7,017         $      6,835         $      8,789
Aug-2001                     $      5,976         $      6,841         $      6,652         $      8,295
Sep-2001                     $      5,375         $      6,202         $      6,184         $      7,473
Oct-2001                     $      5,385         $      6,189         $      6,229         $      7,698
Nov-2001                     $      5,599         $      6,257         $      6,140         $      7,810
Dec-2001                     $      5,253         $      5,834         $      5,668         $      7,363
Jan-2002                     $      4,937         $      5,377         $      5,229         $      6,841
Feb-2002                     $      5,212         $      5,601         $      5,454         $      7,129
Mar-2002                     $      5,569         $      5,922         $      5,787         $      7,679
Apr-2002                     $      5,752         $      6,266         $      6,096         $      7,950
May-2002                     $      6,017         $      6,657         $      6,529         $      8,379
Jun-2002                     $      5,701         $      6,310         $      6,186         $      7,893
Jul-2002                     $      5,212         $      5,871         $      5,831         $      7,359
Aug-2002                     $      5,080         $      5,809         $      5,749         $      7,206
Sep-2002                     $      4,764         $      5,549         $      5,496         $      6,838
Oct-2002                     $      4,510         $      5,163         $      5,113         $      6,362
Nov-2002                     $      4,754         $      5,372         $      5,294         $      6,617
Dec-2002                     $      4,622         $      5,234         $      5,165         $      6,384
Jan-2003                     $      4,531         $      5,022         $      4,976         $      6,146
Feb-2003                     $      4,541         $      5,051         $      5,035         $      6,185
Mar-2003                     $      4,195         $      4,822         $      4,863         $      5,875
Apr-2003                     $      4,225         $      4,784         $      4,888         $      5,890
May-2003                     $      4,541         $      5,016         $      5,126         $      6,192
Jun-2003                     $      5,091         $      5,386         $      5,509         $      6,679
Jul-2003                     $      5,264         $      5,605         $      5,706         $      6,998
Aug-2003                     $      5,865         $      6,196         $      6,289         $      7,712
Sep-2003                     $      6,028         $      6,563         $      6,702         $      8,104
Oct-2003                     $      6,802         $      6,864         $      6,974         $      8,614
Nov-2003                     $      6,211         $      6,651         $      6,709         $      8,277
Dec-2003                     $      6,689         $      7,112         $      7,160         $      8,840
Jan-2004                     $      6,863         $      7,241         $      7,276         $      8,920
Feb-2004                     $      6,679         $      7,220         $      7,286         $      8,893
Mar-2004                     $      7,708         $      8,190         $      8,378         $     10,136
Apr-2004                     $      7,566         $      7,746         $      7,946         $      9,760
May-2004                     $      7,047         $      7,474         $      7,624         $      9,402
Jun-2004                     $      7,688         $      7,877         $      8,064         $     10,024
Jul-2004                     $      7,057         $      7,410         $      7,561         $      9,243
Aug-2004                     $      7,169         $      7,463         $      7,615         $      9,306
Sep-2004                     $      6,965         $      7,288         $      7,426         $      9,035
Oct-2004                     $      7,148         $      7,478         $      7,591         $      9,175
Nov-2004                     $      7,505         $      7,839         $      7,939         $      9,546
Dec-2004                     $      7,902         $      8,241         $      8,337         $     10,062
Jan-2005                     $      7,882         $      8,050         $      8,233         $      9,900
Feb-2005                     $      8,024         $      8,216         $      8,393         $     10,087
Mar-2005                     $      7,872         $      8,046         $      8,264         $      9,853
Apr-2005                     $      7,747         $      7,839         $      8,053         $      9,664

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 11/2/95.

Returns for the Class B Shares prior to 11/3/95 (offering date of the Class B Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Japan Fund, MSCI Japan Index, Tokyo Stock Exchange (TOPIX) 1st Section Index and Lipper Japan Funds Average from November 2, 1995 to April 30, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI Japan Index is a replica (or model) of the performance of the Japan Equity Markets. The Tokyo Stock Exchange (TOPIX) 1st Section Index, also known as the Tokyo Price Index, is an unmanaged capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The Lipper Japan Funds Average describes the average total returns for all of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial investment and carry a 5.25% sales charge.

Total return assumes reinvestment of dividends and capital gains distributions and reflects the deduction of any sales charges or redemption fees. Performance may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. If fees had not been waived, performance would have been less favorable.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified "regional" fund investing.

JPMORGAN
  INTERNATIONAL GROWTH FUND

AS OF APRIL 30, 2005                                                 (Unaudited)

FUND FACTS

Fund Inception                    12/29/00
Fiscal Year End                 OCTOBER 31
Net Assets as of 04/30/2005
(in Millions)                $         4.7
Primary Benchmark                MSCI EAFE
                              GROWTH INDEX

Q:   HOW DID THE FUND PERFORM?

A: The JPMorgan International Growth Fund, which seeks long-term capital appreciation from a portfolio of foreign growth stocks, rose by 7.5% (A Shares, no sales charge) over the six-month period ended April 30, 2005, compared to an 8.3% return of the MSCI EAFE Growth Index (in U.S. dollars) over the same period.

Q:   WHY DID THE FUND PERFORM IN THIS WAY?

A: At a time when value stocks led the market, the high quality growth companies that the Fund generally owns were overlooked. While the Fund achieved a solid positive return for the six months, it trailed the MSCI EAFE Growth Index benchmark. As quality growth returned to favor toward the end of the period, however, the Fund's performance improved.

     From a stock perspective, there was strong performance from a range of names. Esprit Holdings, the Hong Kong apparel retailer, announced record interim profits, driven by strong sales in Asia and Europe. SES Global, the Luxembourg satellite company listed on the Euronext stock exchange, performed well due to burgeoning demand for its satellite capacity from television broadcasters. In the healthcare sector, the Fund benefited from owning U.K. based GlaxoSmithKline and Smith & Nephew, as well as Switzerland based Roche. Healthcare stocks performed well towards the end of the period, as their defensive growth characteristics won favor. In emerging markets, Samsung Electronics, the South Korean electronics giant, announced strong profit growth for 2004, while CVRD, the Brazilian iron ore miner, pushed through substantial price increases, which lent further support to the stock.

     There were negative contributions from a number of holdings -- most of which suffered from a shift in macroeconomic conditions, but little change in stock fundamentals. In Japan, the Fund's industrial holdings performed poorly at the end of 2004 as macroeconomic data suggested the economy in general was weakening. Manufacturing was a particular soft spot with holdings such as Shin-Etsu Chemical, Hoya and SMC performing poorly. In Europe, the strength of the Euro impacted shares in BMW, the automobile manufacturer, due to fears that this would make its exports less competitive. Kingfisher, the U.K. store group, suffered as retail spending fell sharply. In addition, William Morrison Supermarkets fell back as integrating a rival U.K. food retailer acquired in 2004 proved more difficult than expected.

Q:   HOW WAS THE FUND MANAGED?

A: We took advantage of opportunities to increase weightings in high conviction stocks given a narrowing of their valuation premium relative to low quality assets. As a result, the number of stocks was reduced from approximately 70 to 60, which we believed put the Fund in a strong position to benefit from a further re-rating of growth and quality companies as the year proceeds.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

United Kingdom               28.9%
Japan                        21.9%
Switzerland                  14.8%
Germany                       5.9%
France                        5.5%
Spain                         5.1%
Hong Kong                     3.5%
Mexico                        2.4%
Sweden                        2.1%
Italy                         1.6%
Brazil                        1.4%
Luxembourg                    1.4%
Ireland                       1.2%
Finland                       1.2%
Australia                     1.1%
China                         1.0%
South Korea                   1.0%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. GlaxoSmithKline PLC (United Kingdom)  4.6%

 2. Vodafone Group PLC (United Kingdom)   4.4%

 3. Novartis AG (Switzerland)             3.8%

 4. Roche Holding AG (Switzerland)        3.5%

 5. Telefonica SA (Spain)                 3.2%

 6. Total SA (France)                     3.1%

 7. BG Group PLC (United Kingdom)         2.8%

 8. Canon, Inc. (Japan)                   2.7%

 9. UBS AG (Switzerland)                  2.6%

10. SAP AG (Germany)                      2.4%

Top 10 equity holdings comprised 33.1% of the Portfolio's market value of investments ($1,545,821). As of April 30, 2005, the Fund held 60 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2005

                                                                                     SINCE
                                                                                 INCEPTION
                                                         1 YEAR     3 YEARS      (12/29/00)
---------------------------------------------------------------------------------------------
CLASS A SHARES
       Without Sales Charge                               8.92%       5.30%         (1.61%)
         With Sales Charge*                               3.23%       3.43%         (2.82%)
CLASS B SHARES
               Without CDSC                               8.19%       4.73%         (2.13%)
                With CDSC**                               3.19%       3.81%         (2.58%)

*    Sales Charge for Class A Shares is 5.25%.
** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, and 3% CDSC for the period since inception.

[CHART]

LIFE OF FUND PERFORMANCE (12/29/00 TO 04/30/05)

                               JPMORGAN INTERNATIONAL       MSCI EAFE   LIPPER INTERNATIONAL
                            GROWTH FUND (CLASS A SHARES)  GROWTH INDEX      FUNDS INDEX
12/29/2000                            $   9,425             $  10,000         $  10,000
12/31/2000                            $   9,425             $  10,000         $  10,000
1/31/2001                             $   9,595             $   9,972         $  10,059
2/28/2001                             $   8,624             $   8,960         $   9,353
3/31/2001                             $   7,907             $   8,340         $   8,695
4/30/2001                             $   8,633             $   8,911         $   9,224
5/31/2001                             $   8,275             $   8,552         $   9,001
6/30/2001                             $   7,845             $   8,136         $   8,747
7/31/2001                             $   7,543             $   7,939         $   8,520
8/31/2001                             $   7,307             $   7,577         $   8,348
9/30/2001                             $   6,429             $   6,860         $   7,438
10/31/2001                            $   6,816             $   7,133         $   7,640
11/30/2001                            $   7,316             $   7,500         $   7,925
12/31/2001                            $   7,533             $   7,543         $   8,066
1/31/2002                             $   7,137             $   7,136         $   7,740
2/28/2002                             $   7,156             $   7,233         $   7,848
3/31/2002                             $   7,543             $   7,508         $   8,264
4/30/2002                             $   7,524             $   7,548         $   8,321
5/31/2002                             $   7,439             $   7,563         $   8,440
6/30/2002                             $   7,203             $   7,368         $   8,107
7/31/2002                             $   6,438             $   6,583         $   7,298
8/31/2002                             $   6,428             $   6,532         $   7,304
9/30/2002                             $   5,494             $   5,964         $   6,517
10/31/2002                            $   5,900             $   6,301         $   6,855
11/30/2002                            $   6,325             $   6,486         $   7,180
12/31/2002                            $   6,013             $   6,335         $   6,950
1/31/2003                             $   5,654             $   6,022         $   6,696
2/28/2003                             $   5,531             $   5,892         $   6,497
3/31/2003                             $   5,418             $   5,830         $   6,338
4/30/2003                             $   6,079             $   6,335         $   6,966
5/31/2003                             $   6,522             $   6,662         $   7,413
6/30/2003                             $   6,636             $   6,778         $   7,588
7/31/2003                             $   6,692             $   6,867         $   7,800
8/31/2003                             $   6,834             $   6,993         $   8,026
9/30/2003                             $   7,013             $   7,229         $   8,187
10/31/2003                            $   7,362             $   7,645         $   8,675
11/30/2003                            $   7,551             $   7,824         $   8,849
12/31/2003                            $   8,044             $   8,362         $   9,452
1/31/2004                             $   8,224             $   8,525         $   9,655
2/29/2004                             $   8,394             $   8,687         $   9,876
3/31/2004                             $   8,328             $   8,694         $   9,925
4/30/2004                             $   8,063             $   8,478         $   9,629
5/31/2004                             $   8,092             $   8,461         $   9,623
6/30/2004                             $   8,186             $   8,569         $   9,817
7/31/2004                             $   7,779             $   8,221         $   9,496
8/31/2004                             $   7,732             $   8,230         $   9,546
9/30/2004                             $   7,950             $   8,433         $   9,800
10/31/2004                            $   8,168             $   8,715         $  10,111
11/30/2004                            $   8,679             $   9,315         $  10,759
12/31/2004                            $   9,048             $   9,709         $  11,209
1/31/2005                             $   8,774             $   9,485         $  11,028
2/28/2005                             $   9,143             $   9,865         $  11,509
3/31/2005                             $   8,887             $   9,624         $  11,204
4/30/2005                             $   8,784             $   9,438         $  10,920

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 12/29/00.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan International Growth Fund, MSCI EAFE Growth Index and Lipper International Funds Index from December 29, 2000 to April 30, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI EAFE Growth Index is a market capitalization-weighted index representing all 20 developed markets that make up that index. The Lipper International Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial investment and carry a 5.25% sales charge.

Total return assumes reinvestment of dividends and capital gains distributions and reflects the deduction of any sales charges or redemption fees. Performance may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. If fees had not been waived, performance would have been less favorable.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified "regional" fund investing.

JPMORGAN
  INTERNATIONAL VALUE FUND

AS OF APRIL 30, 2005                                                 (Unaudited)

FUND FACTS

Fund Inception                       11/4/93
Fiscal Year End                   OCTOBER 31
Net Assets as of 04/30/2005
(in Millions)                 $         70.1
Primary Benchmark                  MSCI EAFE
                                 VALUE INDEX

Q:   HOW DID THE FUND PERFORM?

A: JPMorgan International Value Fund, seeks to provide high total return from a portfolio of foreign company equity securities, rose by 9.3% (Institutional Shares) in the six-month period ended April 30, 2005. This compares to a return of 9.1% in the MSCI EAFE Value Index (in U.S. dollars).

Q:   WHY DID THE FUND PERFORM IN THIS WAY?

A: The Fund moved higher following a rally in international equity markets, performing in line with the MSCI EAFE Value Index. Value stocks continued to outperform growth stocks, although toward the end of the period, an apparent deterioration in the strength of the global economy led to a recovery in the relative valuations of growth stocks.

     From a stock perspective, the Fund owned a number of Asian names that made strong contributions to performance. Japan Tobacco, the country's leading cigarette manufacturer, performed well after buying back shares, and announcing results for its fiscal year ended March 2005 at the top end of expectations. The company also released a higher-than-expected earnings outlook for the following financial year. Also in Japan, Itochu, a trading company, gained from rising commodity prices. In South Korea, Kookmin Bank benefited from the country's economic recovery, reporting better-than-expected first-quarter profits on an improving credit card business and a drop in provisions for household loans. Outside Asia, there were notable positive performances from companies in a variety of sectors across the U.K. and continental Europe.

     In contrast, the Fund held a number of stocks that detracted from performance relative to the benchmark. BNP Paribas performed poorly due to concern that the profitability of French banks would fall due to rising competitive pressures across a number of their product lines. In the U.K., Scottish Power shares corrected sharply following a profit warning in November regarding disappointing earnings from PacifiCorp, its U.S. subsidiary with electricity generation operations in the Western U.S. states of California, Oregon, Wyoming and Utah. Also in the U.K., Rank Group, the hotel and casino company, detracted following the U.K. government's decision to limit the number of new casinos that could be built. This was perceived by investors to curtail Rank's opportunities for future growth.

Q:   HOW WAS THE FUND MANAGED?

A: The Fund was overweight in emerging markets, which provided leveraged exposure to global growth, and where a number of companies offered promising medium-term earnings growth at reasonable valuations. The Fund's greatest geographical underweight was in Asia Pacific ex Japan.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

United Kingdom                    21.9%
Japan                             18.3%
France                            12.5%
Germany                           11.7%
United States                      7.5%
The Netherlands                    5.7%
Italy                              3.9%
Spain                              2.8%
Switzerland                        2.7%
Sweden                             2.1%
Greece                             1.9%
Hong Kong                          1.5%
Finland                            1.4%
Norway                             1.3%
Taiwan                             1.1%
Brazil                             0.9%
Russia                             0.9%
China                              0.9%
India                              0.6%
South Korea                        0.4%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. BP PLC (United Kingdom)                               3.5%

 2. BNP Paribas (France)                                  3.0%

 3. E.ON AG (Germany)                                     2.8%

 4. Royal Bank of Scotland Group PLC (United Kingdom)     2.6%

 5. Barclays PLC (United Kingdom)                         2.6%

 6. HSBC Holdings PLC (United Kingdom)                    2.4%

 7. ING Groep NV (The Netherlands)                        2.4%

 8. Deutsche Bank AG (Germany)                            1.9%

 9. Societe Generale (France)                             1.9%

10. HBOS PLC (United Kingdom)                             1.8%

Top 10 equity holdings comprised 24.9% of the Portfolio's market value of investments ($17,550,578). As of April 30, 2005, the Fund held 69 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2005

                                1 YEAR    3 YEARS     5 YEARS    10 YEARS
---------------------------------------------------------------------------
CLASS A SHARES
       Without Sales Charge     17.87%     11.42%     (1.16%)       4.27%
         With Sales Charge*     11.71%      9.44%     (2.21%)       3.71%
CLASS B SHARES
               Without CDSC     17.16%     10.86%     (1.49%)       4.09%
                With CDSC**     12.16%     10.04%     (1.88%)       4.09%

INSTITUTIONAL SHARES            18.41%     11.93%     (0.60%)       4.67%

SELECT SHARES                   18.01%     11.55%     (1.03%)       4.34%

 *   Sales Charge for Class A Shares is 5.25%.
** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the ten year period.

[CHART]

TEN-YEAR PERFORMANCE (04/30/95 TO 04/30/05)

                                     JPMORGAN INTERNATIONAL           MSCI EAFE    LIPPER INTERNATIONAL
                                VALUE FUND (INSTITUTIONAL SHARES)    VALUE INDEX        FUNDS INDEX
4/30/95                                    $  3,000,000             $  3,000,000       $  3,000,000
5/31/95                                    $  2,940,600             $  2,962,766       $  3,029,400
6/30/95                                    $  2,872,672             $  2,921,351       $  3,040,912
7/31/95                                    $  3,056,810             $  3,098,489       $  3,208,162
8/31/95                                    $  3,000,259             $  2,992,802       $  3,153,944
9/30/95                                    $  3,025,762             $  3,044,212       $  3,206,615
10/31/95                                   $  2,957,682             $  2,962,897       $  3,139,917
11/30/95                                   $  3,025,709             $  3,046,831       $  3,172,572
12/31/95                                   $  3,162,471             $  3,187,559       $  3,264,577
1/31/96                                    $  3,200,420             $  3,211,314       $  3,341,621
2/29/96                                    $  3,188,899             $  3,222,145       $  3,355,990
3/31/96                                    $  3,261,606             $  3,282,384       $  3,408,343
4/30/96                                    $  3,366,303             $  3,392,882       $  3,519,455
5/31/96                                    $  3,325,571             $  3,338,254       $  3,515,584
6/30/96                                    $  3,363,483             $  3,372,615       $  3,547,576
7/31/96                                    $  3,249,797             $  3,284,424       $  3,428,022
8/31/96                                    $  3,261,496             $  3,295,541       $  3,472,587
9/30/96                                    $  3,348,904             $  3,378,578       $  3,550,373
10/31/96                                   $  3,328,476             $  3,336,243       $  3,536,171
11/30/96                                   $  3,447,968             $  3,496,606       $  3,702,371
12/31/96                                   $  3,430,728             $  3,469,224       $  3,735,322
1/31/97                                    $  3,351,822             $  3,373,008       $  3,740,178
2/28/97                                    $  3,388,021             $  3,431,445       $  3,807,876
3/31/97                                    $  3,418,175             $  3,436,044       $  3,828,057
4/30/97                                    $  3,430,138             $  3,438,006       $  3,844,901
5/31/97                                    $  3,621,197             $  3,683,691       $  4,061,753
6/30/97                                    $  3,778,719             $  3,875,346       $  4,256,717
7/31/97                                    $  3,818,018             $  3,906,550       $  4,393,358
8/31/97                                    $  3,542,357             $  3,625,078       $  4,076,597
9/30/97                                    $  3,721,246             $  3,789,379       $  4,338,314
10/31/97                                   $  3,451,455             $  3,570,886       $  4,009,036
11/30/97                                   $  3,427,295             $  3,504,966       $  3,975,360
12/31/97                                   $  3,480,418             $  3,520,530       $  4,006,368
1/31/98                                    $  3,606,410             $  3,683,505       $  4,103,322
2/28/98                                    $  3,803,680             $  3,911,478       $  4,363,883
3/31/98                                    $  3,920,073             $  4,103,728       $  4,600,842
4/30/98                                    $  3,981,618             $  4,127,421       $  4,671,695
5/31/98                                    $  3,984,803             $  4,116,553       $  4,681,038
6/30/98                                    $  4,010,704             $  4,121,122       $  4,640,313
7/31/98                                    $  4,020,330             $  4,187,470       $  4,711,310
8/31/98                                    $  3,477,586             $  3,596,099       $  4,033,353
9/30/98                                    $  3,290,144             $  3,476,830       $  3,907,915
10/31/98                                   $  3,623,106             $  3,849,112       $  4,195,147
11/30/98                                   $  3,801,001             $  4,057,388       $  4,405,324
12/31/98                                   $  3,955,321             $  4,142,974       $  4,513,695
1/31/99                                    $  3,952,157             $  4,095,220       $  4,541,229
2/28/99                                    $  3,852,168             $  4,035,268       $  4,424,519
3/31/99                                    $  4,022,048             $  4,316,878       $  4,571,855
4/30/99                                    $  4,188,561             $  4,616,398       $  4,784,904
5/31/99                                    $  3,995,468             $  4,345,211       $  4,606,906
6/30/99                                    $  4,185,253             $  4,515,474       $  4,825,273
7/31/99                                    $  4,315,414             $  4,691,501       $  4,932,876
8/31/99                                    $  4,335,265             $  4,699,829       $  4,971,846
9/30/99                                    $  4,351,739             $  4,721,603       $  4,987,756
10/31/99                                   $  4,518,411             $  4,826,770       $  5,161,829
11/30/99                                   $  4,714,962             $  4,817,524       $  5,540,191
12/31/99                                   $  5,150,624             $  5,142,445       $  6,221,080
1/31/2000                                  $  4,867,855             $  4,775,116       $  5,857,147
2/29/2000                                  $  5,104,919             $  4,755,223       $  6,243,719
3/31/2000                                  $  5,192,214             $  5,044,908       $  6,259,952
4/30/2000                                  $  4,881,719             $  4,848,716       $  5,863,071
5/31/2000                                  $  4,714,276             $  4,908,336       $  5,701,837
6/30/2000                                  $  4,888,704             $  5,115,699       $  5,965,832
7/31/2000                                  $  4,714,178             $  4,998,318       $  5,772,539
8/31/2000                                  $  4,714,178             $  5,033,290       $  5,870,095
9/30/2000                                  $  4,466,212             $  4,881,267       $  5,527,868
10/31/2000                                 $  4,284,884             $  4,877,929       $  5,339,921
11/30/2000                                 $  4,082,637             $  4,735,818       $  5,114,576
12/31/2000                                 $  4,236,144             $  4,980,860       $  5,305,350
1/31/2001                                  $  4,224,707             $  4,989,166       $  5,336,651
2/28/2001                                  $  3,891,800             $  4,738,765       $  4,962,019
3/31/2001                                  $  3,620,152             $  4,434,672       $  4,613,189
4/30/2001                                  $  3,880,441             $  4,746,929       $  4,893,671
5/31/2001                                  $  3,769,461             $  4,601,686       $  4,775,244
6/30/2001                                  $  3,589,657             $  4,446,510       $  4,640,582
7/31/2001                                  $  3,486,275             $  4,390,372       $  4,519,927
8/31/2001                                  $  3,436,421             $  4,360,713       $  4,429,076
9/30/2001                                  $  3,107,212             $  3,892,818       $  3,946,307
10/31/2001                                 $  3,168,424             $  3,942,180       $  4,053,252
11/30/2001                                 $  3,283,121             $  4,033,817       $  4,204,438
12/31/2001                                 $  3,307,416             $  4,058,347       $  4,279,277
1/31/2002                                  $  3,159,575             $  3,845,816       $  4,106,394
2/28/2002                                  $  3,120,712             $  3,848,911       $  4,163,884
3/31/2002                                  $  3,315,133             $  4,117,486       $  4,384,153
4/30/2002                                  $  3,377,457             $  4,149,685       $  4,414,842
5/31/2002                                  $  3,466,960             $  4,243,960       $  4,477,975
6/30/2002                                  $  3,311,640             $  4,018,102       $  4,301,095
7/31/2002                                  $  2,993,060             $  3,652,672       $  3,871,845
8/31/2002                                  $  2,969,714             $  3,663,678       $  3,874,943
9/30/2002                                  $  2,619,882             $  3,198,730       $  3,457,611
10/31/2002                                 $  2,728,607             $  3,361,843       $  3,637,062
11/30/2002                                 $  2,849,211             $  3,568,250       $  3,809,095
12/31/2002                                 $  2,733,818             $  3,412,798       $  3,687,203
1/31/2003                                  $  2,657,271             $  3,296,227       $  3,552,252
2/28/2003                                  $  2,572,504             $  3,216,040       $  3,447,105
3/31/2003                                  $  2,487,869             $  3,125,049       $  3,362,651
4/30/2003                                  $  2,749,842             $  3,465,658       $  3,695,554
5/31/2003                                  $  2,903,008             $  3,705,155       $  3,932,808
6/30/2003                                  $  3,015,935             $  3,819,616       $  4,025,622
7/31/2003                                  $  3,084,397             $  3,953,961       $  4,138,340
8/31/2003                                  $  3,197,286             $  4,071,883       $  4,257,938
9/30/2003                                  $  3,249,721             $  4,185,670       $  4,343,522
10/31/2003                                 $  3,471,352             $  4,465,911       $  4,602,396
11/30/2003                                 $  3,539,738             $  4,560,274       $  4,694,904
12/31/2003                                 $  3,832,828             $  4,958,783       $  5,014,627
1/31/2004                                  $  3,942,830             $  5,002,875       $  5,122,442
2/29/2004                                  $  4,056,778             $  5,138,786       $  5,239,746
3/31/2004                                  $  4,134,262             $  5,192,137       $  5,265,421
4/30/2004                                  $  3,999,899             $  5,085,884       $  5,108,511
5/31/2004                                  $  4,012,298             $  5,119,960       $  5,105,446
6/30/2004                                  $  4,126,248             $  5,287,383       $  5,208,065
7/31/2004                                  $  3,987,606             $  5,156,784       $  5,037,762
8/31/2004                                  $  4,101,651             $  5,195,460       $  5,064,462
9/30/2004                                  $  4,240,287             $  5,338,335       $  5,199,177
10/31/2004                                 $  4,333,998             $  5,523,575       $  5,363,990
11/30/2004                                 $  4,566,300             $  5,897,521       $  5,707,822
12/31/2004                                 $  4,807,400             $  6,164,679       $  5,946,980
1/31/2005                                  $  4,765,576             $  6,080,223       $  5,850,639
2/28/2005                                  $  4,970,972             $  6,361,129       $  6,105,727
3/31/2005                                  $  4,832,779             $  6,197,648       $  5,943,925
4/30/2005                                  $  4,735,463             $  6,026,593       $  5,793,544

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 11/4/93.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan International Equity Fund, which were lower than the expenses of the Select Share.

Returns for the Class A and B Shares prior to 9/28/01 (offering date of the Class A and B Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A and B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan International Value Fund, MSCI EAFE Value Index, and Lipper International Funds Index from April 30, 1995 to April 30, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI EAFE Value Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East. The Lipper International Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Total return assumes reinvestment of dividends and capital gains distributions and reflects the deduction of any sales charges or redemption fees. Performance may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. If fees had not been waived, performance would have been less favorable.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified "regional" fund investing.

JPMORGAN
  INTERNATIONAL OPPORTUNITIES FUND

AS OF APRIL 30, 2005                                                 (Unaudited)

FUND FACTS

Fund Inception                           2/26/97
Fiscal Year End                       OCTOBER 31
Net Assets as of 04/30/2005
(in Millions)                    $         184.1
Primary Benchmark                MSCI EAFE INDEX

Q:   HOW DID THE FUND PERFORM?

A: The JPMorgan International Opportunities Fund, which seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets rose by 7.7% (Institutional Shares) in the six-month period ended April 30, 2005, compared to an 8.7% return of the MSCI EAFE Index (in U.S. dollars).

Q:   WHY DID THE FUND PERFORM IN THIS WAY?

A: The Funds performance improved as international equity markets performed well during the period but trailed the MSCI EAFE Index. While economic recovery was evident at the end of 2004, global growth seemed to slow at the end of the six-month period causing uncertainty and volatility in equity markets.

     From a stock perspective, a number of Asian names made strong contributions to performance. Japan Tobacco, the country's leading cigarette manufacturer, performed well after buying back shares and announcing results for their year-end. The company also released higher-than-expected earnings guidance for the coming fiscal year. Also in Japan, UFJ Holdings performed well as it progressed toward its merger with Mitsubishi Tokyo Financial Group, and credit rating agencies upgraded Japanese banks as a whole. The deal, scheduled for October 2005, will create the world's largest financial group, and is expected to yield considerable cost savings. In South Korea, Kookmin Bank benefited from the country's economic recovery, reporting better-than-expected first-quarter profits on an improving credit card business and a drop in provisions for household loans.

     By contrast, the Fund held a number of stocks that detracted from performance. In Hong Kong, two leading local companies with extensive real estate holdings -- Hutchison Whampoa and Sun Hung Kai Properties -- suffered as rising U.S. rates were mirrored by domestic interest rates, leading to fears of a correction in property prices. At Hutchison Whampoa, there were additional concerns regarding losses at its European mobile telephone business. Another holding that detracted from performance was Royal Bank of Scotland in the U.K. The bank's record of generating earnings growth has historically driven strong stock price performance, but investors are concerned that the bank may have difficulty integrating future acquisitions.

Q:   HOW WAS THE FUND MANAGED?

A: The Fund was overweight in emerging markets, which provided leveraged exposure to global growth, and where a number of companies offered promising medium-term earnings growth. It was underweight in Continental Europe and Japan, where growth appeared less robust.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

United Kingdom                    28.4%
Japan                             19.0%
France                            11.4%
Switzerland                        9.0%
The Netherlands                    7.2%
Germany                            5.9%
India                              2.1%
Taiwan                             2.0%
Hong Kong                          1.9%
Brazil                             1.6%
Sweden                             1.5%
Spain                              1.2%
Australia                          1.1%
Italy                              1.1%
Ireland                            1.1%
Norway                             1.1%
Portugal                           1.0%
Singapore                          0.9%
Finland                            0.8%
Greece                             0.7%
South Korea                        0.6%
Thailand                           0.4%
United States                      0.0%^

^    Amount rounds to less than 0.1%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Royal Bank of Scotland Group PLC (United Kingdom)            4.4%

 2. Vodafone Group PLC (United Kingdom)                          3.8%

 3. Total SA (France)                                            3.5%

 4. HSBC Holdings PLC (United Kingdom)                           2.8%

 5. UFJ Holdings, Inc. (Japan)                                   2.4%

 6. Tesco PLC (United Kingdom)                                   2.3%

 7. AstraZeneca PLC (United Kingdom)                             2.3%

 8. E.ON AG (Germany)                                            2.2%

 9. Reckitt Benckiser PLC (United Kingdom)                       2.1%

10. Reliance Industries LTD (India)                              2.1%

Top 10 equity holdings comprised 27.9% of the Portfolio's market value of investments ($50,774,775). As of April 30, 2005, the Fund held 86 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2005

                                                                     SINCE
                                                                 INCEPTION
                                1 YEAR    3 YEARS     5 YEARS    (2/26/97)
----------------------------------------------------------------------------
CLASS A SHARES
       Without Sales Charge     11.27%      6.67%     (2.52%)        2.34%
         With Sales Charge*      5.45%      4.78%     (3.56%)        1.67%
CLASS B SHARES
               Without CDSC     10.74%      6.12%     (2.86%)        2.12%
                With CDSC**      5.74%      5.23%     (3.23%)        2.12%
INSTITUTIONAL SHARES            12.33%      7.72%     (1.64%)        2.96%
SELECT SHARES                   12.02%      7.43%     (2.00%)        2.67%

 *   Sales Charge for Class A Shares is 5.25%.
** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

[CHART]

LIFE OF FUND PERFORMANCE (02/26/97 TO 04/30/05)

                                JPMORGAN INTERNATIONAL OPPORTUNITIES      MSCI EAFE     LIPPER INTERNATIONAL
                                     FUND (INSTITUTIONAL SHARES)            INDEX            FUNDS INDEX
2/26/97                                   $  3,000,000                  $  3,000,000        $  3,000,000
2/28/97                                   $  2,988,000                  $  3,000,000        $  3,000,000
3/31/97                                   $  3,002,940                  $  3,010,800        $  3,015,900
4/30/97                                   $  3,023,961                  $  3,026,757        $  3,029,170
5/31/97                                   $  3,140,988                  $  3,223,799        $  3,200,015
6/30/97                                   $  3,284,845                  $  3,401,430        $  3,353,616
7/31/97                                   $  3,374,850                  $  3,456,534        $  3,461,267
8/31/97                                   $  3,137,935                  $  3,198,331        $  3,211,710
9/30/97                                   $  3,314,915                  $  3,377,437        $  3,417,901
10/31/97                                  $  3,008,948                  $  3,117,712        $  3,158,483
11/30/97                                  $  2,981,868                  $  3,085,912        $  3,131,951
12/31/97                                  $  3,052,240                  $  3,112,759        $  3,156,381
1/31/98                                   $  3,091,614                  $  3,255,012        $  3,232,765
2/28/98                                   $  3,263,817                  $  3,463,984        $  3,438,046
3/31/98                                   $  3,408,730                  $  3,570,675        $  3,624,731
4/30/98                                   $  3,444,863                  $  3,598,883        $  3,680,552
5/31/98                                   $  3,351,162                  $  3,581,248        $  3,687,913
6/30/98                                   $  3,299,890                  $  3,608,466        $  3,655,829
7/31/98                                   $  3,312,099                  $  3,644,911        $  3,711,763
8/31/98                                   $  2,722,877                  $  3,193,307        $  3,177,640
9/30/98                                   $  2,595,718                  $  3,095,272        $  3,078,816
10/31/98                                  $  2,922,779                  $  3,417,800        $  3,305,108
11/30/98                                  $  3,062,195                  $  3,592,791        $  3,470,694
12/31/98                                  $  3,169,066                  $  3,734,347        $  3,556,073
1/31/99                                   $  3,196,954                  $  3,723,144        $  3,577,766
2/28/99                                   $  3,100,406                  $  3,634,533        $  3,485,817
3/31/99                                   $  3,293,251                  $  3,786,093        $  3,601,895
4/30/99                                   $  3,461,207                  $  3,939,430        $  3,769,743
5/31/99                                   $  3,361,524                  $  3,736,549        $  3,629,508
6/30/99                                   $  3,557,501                  $  3,882,275        $  3,801,547
7/31/99                                   $  3,674,899                  $  3,997,578        $  3,886,322
8/31/99                                   $  3,712,382                  $  4,012,369        $  3,917,024
9/30/99                                   $  3,749,878                  $  4,052,894        $  3,929,558
10/31/99                                  $  3,849,999                  $  4,204,878        $  4,066,700
11/30/99                                  $  4,037,494                  $  4,350,787        $  4,364,789
12/31/99                                  $  4,432,765                  $  4,741,488        $  4,901,221
1/31/2000                                 $  4,157,047                  $  4,440,403        $  4,614,500
2/29/2000                                 $  4,293,398                  $  4,559,850        $  4,919,057
3/31/2000                                 $  4,325,169                  $  4,736,772        $  4,931,846
4/30/2000                                 $  4,134,862                  $  4,487,618        $  4,619,167
5/31/2000                                 $  4,071,598                  $  4,378,120        $  4,492,140
6/30/2000                                 $  4,267,849                  $  4,549,305        $  4,700,126
7/31/2000                                 $  4,141,094                  $  4,358,689        $  4,547,842
8/31/2000                                 $  4,210,665                  $  4,396,609        $  4,624,701
9/30/2000                                 $  3,985,394                  $  4,182,494        $  4,355,081
10/31/2000                                $  3,814,022                  $  4,083,788        $  4,207,008
11/30/2000                                $  3,611,116                  $  3,930,646        $  4,029,472
12/31/2000                                $  3,713,672                  $  4,070,183        $  4,179,772
1/31/2001                                 $  3,726,670                  $  4,068,148        $  4,204,432
2/28/2001                                 $  3,441,580                  $  3,763,037        $  3,909,281
3/31/2001                                 $  3,169,695                  $  3,512,043        $  3,634,459
4/30/2001                                 $  3,402,667                  $  3,756,130        $  3,855,434
5/31/2001                                 $  3,383,272                  $  3,623,538        $  3,762,132
6/30/2001                                 $  3,273,316                  $  3,475,336        $  3,656,040
7/31/2001                                 $  3,129,617                  $  3,412,084        $  3,560,983
8/31/2001                                 $  3,113,343                  $  3,325,759        $  3,489,407
9/30/2001                                 $  2,742,855                  $  2,988,859        $  3,109,062
10/31/2001                                $  2,807,861                  $  3,065,374        $  3,193,317
11/30/2001                                $  2,957,239                  $  3,178,486        $  3,312,428
12/31/2001                                $  3,005,738                  $  3,197,240        $  3,371,389
1/31/2002                                 $  2,851,243                  $  3,027,466        $  3,235,185
2/28/2002                                 $  2,851,243                  $  3,048,658        $  3,280,478
3/31/2002                                 $  3,008,917                  $  3,213,591        $  3,454,015
4/30/2002                                 $  3,045,024                  $  3,234,800        $  3,478,193
5/31/2002                                 $  3,097,703                  $  3,275,882        $  3,527,931
6/30/2002                                 $  2,933,524                  $  3,145,502        $  3,388,578
7/31/2002                                 $  2,641,052                  $  2,835,041        $  3,050,398
8/31/2002                                 $  2,670,632                  $  2,828,521        $  3,052,838
9/30/2002                                 $  2,348,821                  $  2,524,738        $  2,724,048
10/31/2002                                $  2,480,120                  $  2,660,316        $  2,865,426
11/30/2002                                $  2,611,566                  $  2,781,094        $  3,000,960
12/31/2002                                $  2,487,778                  $  2,687,650        $  2,904,930
1/31/2003                                 $  2,364,882                  $  2,575,575        $  2,798,609
2/28/2003                                 $  2,305,050                  $  2,516,594        $  2,715,770
3/31/2003                                 $  2,235,207                  $  2,467,269        $  2,649,234
4/30/2003                                 $  2,457,834                  $  2,709,061        $  2,911,508
5/31/2003                                 $  2,610,711                  $  2,873,230        $  3,098,427
6/30/2003                                 $  2,670,496                  $  2,942,762        $  3,171,550
7/31/2003                                 $  2,740,196                  $  3,013,977        $  3,260,353
8/31/2003                                 $  2,813,360                  $  3,086,614        $  3,354,577
9/30/2003                                 $  2,889,883                  $  3,181,682        $  3,422,004
10/31/2003                                $  3,075,991                  $  3,379,900        $  3,625,956
11/30/2003                                $  3,135,666                  $  3,454,934        $  3,698,838
12/31/2003                                $  3,357,671                  $  3,724,765        $  3,950,729
1/31/2004                                 $  3,463,437                  $  3,777,284        $  4,035,669
2/29/2004                                 $  3,542,057                  $  3,864,539        $  4,128,086
3/31/2004                                 $  3,559,059                  $  3,886,180        $  4,148,314
4/30/2004                                 $  3,388,580                  $  3,798,353        $  4,024,694
5/31/2004                                 $  3,391,969                  $  3,811,267        $  4,022,279
6/30/2004                                 $  3,453,364                  $  3,894,734        $  4,103,127
7/31/2004                                 $  3,310,049                  $  3,768,155        $  3,968,955
8/31/2004                                 $  3,364,665                  $  3,784,735        $  3,989,990
9/30/2004                                 $  3,450,127                  $  3,883,516        $  4,096,124
10/31/2004                                $  3,535,345                  $  4,015,944        $  4,225,971
11/30/2004                                $  3,757,012                  $  4,290,233        $  4,496,856
12/31/2004                                $  3,918,187                  $  4,478,575        $  4,685,274
1/31/2005                                 $  3,810,045                  $  4,396,617        $  4,609,373
2/28/2005                                 $  3,977,687                  $  4,586,551        $  4,810,341
3/31/2005                                 $  3,873,074                  $  4,471,428        $  4,682,867
4/30/2005                                 $  3,807,561                  $  4,366,350        $  4,564,391

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 2/26/97.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional International Opportunities Fund, which are similar to the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan International Opportunities Fund, which are similar to the expenses of the Select Shares.

Returns for the Class A and B Shares prior to 9/10/01 (offering date of the Class A and B Shares) are calculated using the historical expenses of the J.P. Morgan International Opportunities Fund, which are lower than the expenses of the Class A and B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan International Opportunities Fund, MSCI EAFE Index and Lipper International Funds Index from February 26, 1997 to April 30, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI EAFE (Europe, Australasia, Far East) Index is a replica (or model) of the performance of the world's equity markets, excluding the U.S. and Canada. The Lipper International Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Total return assumes reinvestment of dividends and capital gains distributions and reflects the deduction of any sales charges or redemption fees. Performance may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. If fees had not been waived, performance would have been less favorable.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified "regional" fund investing.

JPMORGAN
  EMERGING MARKETS EQUITY FUND

AS OF APRIL 30, 2005                                                 (Unaudited)

FUND FACTS

Fund Inception                       11/15/93
Fiscal Year End                    OCTOBER 31
Net Assets as of 04/30/2005
(in Millions)                  $        110.4
Primary Benchmark               MSCI EMERGING
                               MARKETS EQUITY
                                        INDEX

Q:   HOW DID THE FUND PERFORM?

A: The JPMorgan Emerging Markets Equity Fund, which seeks high total return from a portfolio of equity securities from emerging markets issuers, rose by 12.4% (Institutional Shares) over the six-month period ended April 30, 2005, compared to a 13.6% return of the MSCI Emerging Markets Equity Index (in U.S. dollars) over the same period.

Q:   WHY DID THE FUND PERFORM IN THIS WAY?

A: Emerging market stocks rallied substantially in late 2004 and early 2005, but corrected from March onward following U.S. Federal Reserve remarks that led to rises in bond yields. Early in the period, investors were attracted by the strong growth characteristics of emerging markets, but the bond market correction caused a loss of risk appetite globally. Investors withdrew capital from higher risk areas such as emerging markets.

     The Fund's performance against the MSCI Emerging Markets Equity Index was the result of stock selection rather than any broad theme. From a positive perspective, stock in Orascom Telecom rose by more than 100% in the period, and made the greatest contribution to returns. This Egyptian cellular phone company is growing quickly as the number of cellular phone subscribers increases across the Middle East, Pakistan, Bangladesh and Africa. In Indonesia, Bank Rakyat, a microfinance lender, rallied as its strong market position helped it to prosper at a time of robust local economic growth. Tenaris, an Argentinean oil equipment manufacturer, performed well as rising oil prices sparked a boom in energy companies' capital expenditure. Finally, Efes, the Turkish drinks company, benefited from growing domestic consumption in Turkey and Russia.

     A number of holdings detracted from performance. Harmony Gold, the South African gold miner, was the greatest detractor from performance as the gold price failed to match expectations, and the rand fell in value. Two Chinese financial stocks also performed poorly. PICC Property & Casualty, a Chinese insurance company, fell back after announcing weak earnings, which caused the market to reduce its valuation. China Development Financial Holdings, a Taiwanese investment company, fell as the government increased interest rates and the local stock market corrected. In India, generic drug manufacturer Dr. Reddy's Laboratories fell as a few of its drug patents expired.

Q:   HOW WAS THE FUND MANAGED?

A: The Fund held approximately 50 of the most promising investment opportunities identified by our worldwide network of analysts. The managers minimized risks through stock selection, while also monitoring country allocation, and looked to absolute returns rather than benchmark returns.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

South Korea                       18.1%
Taiwan                            14.0%
South Africa                      13.1%
India                             12.6%
Russia                             7.5%
Brazil                             7.3%
Indonesia                          5.4%
Turkey                             4.9%
China                              4.2%
Egypt                              3.4%
Mexico                             3.3%
Thailand                           2.4%
Malaysia                           2.3%
Philippines                        1.0%
Hungary                            0.5%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Orascom Telecom Holding SAE (Egypt)                          3.4%

 2. Daeduck Electronics Co. (South Korea)                        3.1%

 3. Shinsegae Co., LTD (South Korea)                             3.0%

 4. Telekomunikasi Indonesia TBK PT (Indonesia)                  3.0%

 5. Bajaj Auto LTD (India)                                       2.9%

 6. CMC Magnetics Corp. (Taiwan)                                 2.9%

 7. Huaneng Power International, Inc. (China)                    2.9%

 8. Impala Platinum Holdings LTD (South Africa)                  2.9%

 9. Synnex Technology International Corp. (Taiwan)               2.9%

10. Tata Motors LTD (India)                                      2.8%

Top 10 equity holdings comprised 29.8% of the Portfolio's market value of investments ($30,118,932). As of April 30, 2005, the Fund held 41 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2005

                                1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------------------------
CLASS A SHARES
       Without Sales Charge     28.14%     17.67%      6.18%        2.93%
         With Sales Charge*     21.42%     15.57%      5.04%        2.37%
CLASS B SHARES
               Without CDSC     27.50%     17.21%      5.84%        2.76%
                With CDSC**     22.50%     16.47%      5.52%        2.76%
INSTITUTIONAL SHARES            28.74%     18.36%      6.72%        3.34%
SELECT SHARES                   28.34%     17.97%      6.34%        3.01%

 *   Sales Charge for Class A Shares is 5.25%.
** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

TEN-YEAR PERFORMANCE (04/30/95 TO 04/30/05)

                                       JPMORGAN EMERGING MARKETS         MSCI EMERGING MARKETS    LIPPER EMERGING MARKET
                                   EQUITY FUND (INSTITUTIONAL SHARES)        EQUITY INDEX              FUNDS AVERAGE
4/30/95                                       $  3,000,000                    $  3,000,000             $  3,000,000
5/31/95                                       $  3,123,600                    $  3,159,600             $  3,149,100
6/30/95                                       $  3,138,906                    $  3,169,079             $  3,157,288
7/31/95                                       $  3,265,717                    $  3,240,066             $  3,278,212
8/31/95                                       $  3,176,237                    $  3,163,601             $  3,214,614
9/30/95                                       $  3,145,427                    $  3,148,732             $  3,221,044
10/31/95                                      $  3,000,109                    $  3,028,135             $  3,082,861
11/30/95                                      $  2,910,405                    $  2,974,234             $  3,036,618
12/31/95                                      $  2,999,755                    $  3,106,290             $  3,137,434
1/31/96                                       $  3,230,136                    $  3,327,148             $  3,412,587
2/29/96                                       $  3,214,631                    $  3,274,246             $  3,393,817
3/31/96                                       $  3,255,136                    $  3,299,785             $  3,416,895
4/30/96                                       $  3,360,928                    $  3,431,777             $  3,574,073
5/31/96                                       $  3,385,798                    $  3,416,334             $  3,624,824
6/30/96                                       $  3,395,279                    $  3,437,515             $  3,651,648
7/31/96                                       $  3,233,324                    $  3,202,733             $  3,439,853
8/31/96                                       $  3,305,104                    $  3,284,723             $  3,542,360
9/30/96                                       $  3,289,570                    $  3,313,300             $  3,568,219
10/31/96                                      $  3,199,106                    $  3,224,835             $  3,479,728
11/30/96                                      $  3,236,536                    $  3,279,012             $  3,567,417
12/31/96                                      $  3,265,018                    $  3,293,767             $  3,630,560
1/31/97                                       $  3,528,831                    $  3,518,402             $  3,928,266
2/28/97                                       $  3,626,227                    $  3,668,990             $  4,068,898
3/31/97                                       $  3,616,798                    $  3,572,495             $  3,973,279
4/30/97                                       $  3,597,991                    $  3,578,926             $  4,009,833
5/31/97                                       $  3,726,799                    $  3,681,283             $  4,189,473
6/30/97                                       $  3,915,375                    $  3,878,232             $  4,429,530
7/31/97                                       $  4,044,191                    $  3,936,018             $  4,587,221
8/31/97                                       $  3,623,191                    $  3,434,962             $  4,172,537
9/30/97                                       $  3,761,597                    $  3,530,111             $  4,350,704
10/31/97                                      $  3,098,427                    $  2,950,820             $  3,682,001
11/30/97                                      $  3,010,432                    $  2,843,115             $  3,543,926
12/31/97                                      $  3,013,141                    $  2,911,634             $  3,605,236
1/31/98                                       $  2,790,470                    $  2,683,362             $  3,360,440
2/28/98                                       $  2,965,991                    $  2,963,505             $  3,662,544
3/31/98                                       $  3,107,765                    $  3,092,121             $  3,801,720
4/30/98                                       $  3,134,803                    $  3,058,417             $  3,829,093
5/31/98                                       $  2,682,764                    $  2,639,414             $  3,333,608
6/30/98                                       $  2,375,588                    $  2,362,539             $  3,025,916
7/31/98                                       $  2,458,258                    $  2,437,432             $  3,121,838
8/31/98                                       $  1,758,392                    $  1,732,770             $  2,249,284
9/30/98                                       $  1,822,573                    $  1,842,628             $  2,303,717
10/31/98                                      $  1,998,452                    $  2,036,656             $  2,505,292
11/30/98                                      $  2,106,568                    $  2,206,106             $  2,666,382
12/31/98                                      $  2,099,195                    $  2,174,118             $  2,625,853
1/31/99                                       $  2,043,566                    $  2,139,114             $  2,569,922
2/28/99                                       $  2,006,578                    $  2,159,864             $  2,551,676
3/31/99                                       $  2,236,130                    $  2,444,534             $  2,829,809
4/30/99                                       $  2,554,555                    $  2,746,923             $  3,208,720
5/31/99                                       $  2,521,346                    $  2,730,991             $  3,175,991
6/30/99                                       $  2,765,664                    $  3,040,958             $  3,554,569
7/31/99                                       $  2,710,074                    $  2,958,244             $  3,468,904
8/31/99                                       $  2,721,186                    $  2,985,164             $  3,426,237
9/30/99                                       $  2,658,326                    $  2,884,265             $  3,301,179
10/31/99                                      $  2,673,213                    $  2,945,700             $  3,419,691
11/30/99                                      $  2,906,584                    $  3,209,930             $  3,789,360
12/31/99                                      $  3,346,641                    $  3,618,233             $  4,479,402
1/31/2000                                     $  3,298,115                    $  3,639,942             $  4,435,952
2/29/2000                                     $  3,275,688                    $  3,687,989             $  4,633,796
3/31/2000                                     $  3,268,154                    $  3,706,061             $  4,681,987
4/30/2000                                     $  3,010,950                    $  3,354,726             $  4,187,569
5/31/2000                                     $  2,902,857                    $  3,216,176             $  3,946,365
6/30/2000                                     $  3,063,095                    $  3,329,385             $  4,137,764
7/31/2000                                     $  2,917,904                    $  3,158,255             $  3,950,323
8/31/2000                                     $  2,958,755                    $  3,173,730             $  4,036,045
9/30/2000                                     $  2,701,639                    $  2,896,664             $  3,629,212
10/31/2000                                    $  2,489,290                    $  2,686,655             $  3,372,990
11/30/2000                                    $  2,243,348                    $  2,451,842             $  3,056,941
12/31/2000                                    $  2,334,877                    $  2,510,931             $  3,163,322
1/31/2001                                     $  2,648,217                    $  2,856,686             $  3,541,972
2/28/2001                                     $  2,461,783                    $  2,633,008             $  3,271,365
3/31/2001                                     $  2,226,682                    $  2,374,446             $  2,973,017
4/30/2001                                     $  2,323,766                    $  2,491,744             $  3,144,560
5/31/2001                                     $  2,394,641                    $  2,521,396             $  3,233,551
6/30/2001                                     $  2,342,438                    $  2,469,707             $  3,175,347
7/31/2001                                     $  2,170,971                    $  2,313,622             $  2,966,091
8/31/2001                                     $  2,144,919                    $  2,290,717             $  2,907,956
9/30/2001                                     $  1,824,039                    $  1,936,114             $  2,501,133
10/31/2001                                    $  1,917,248                    $  2,056,347             $  2,650,200
11/30/2001                                    $  2,114,916                    $  2,271,029             $  2,912,040
12/31/2001                                    $  2,238,850                    $  2,451,349             $  3,096,664
1/31/2002                                     $  2,336,688                    $  2,534,450             $  3,220,840
2/28/2002                                     $  2,381,786                    $  2,576,015             $  3,292,020
3/31/2002                                     $  2,487,061                    $  2,731,091             $  3,482,299
4/30/2002                                     $  2,513,424                    $  2,748,843             $  3,515,033
5/31/2002                                     $  2,479,493                    $  2,705,136             $  3,481,640
6/30/2002                                     $  2,280,141                    $  2,502,251             $  3,227,828
7/31/2002                                     $  2,069,456                    $  2,311,830             $  2,988,324
8/31/2002                                     $  2,095,738                    $  2,347,432             $  3,010,138
9/30/2002                                     $  1,888,889                    $  2,094,144             $  2,718,155
10/31/2002                                    $  1,975,400                    $  2,230,054             $  2,842,103
11/30/2002                                    $  2,107,159                    $  2,383,482             $  3,017,461
12/31/2002                                    $  2,040,995                    $  2,304,350             $  2,940,515
1/31/2003                                     $  2,040,995                    $  2,294,211             $  2,917,579
2/28/2003                                     $  1,976,703                    $  2,232,267             $  2,858,352
3/31/2003                                     $  1,885,775                    $  2,168,871             $  2,765,170
4/30/2003                                     $  2,060,021                    $  2,362,117             $  3,017,907
5/31/2003                                     $  2,222,762                    $  2,531,717             $  3,241,835
6/30/2003                                     $  2,340,124                    $  2,676,025             $  3,395,174
7/31/2003                                     $  2,502,997                    $  2,843,544             $  3,566,291
8/31/2003                                     $  2,658,182                    $  3,034,346             $  3,807,729
9/30/2003                                     $  2,661,904                    $  3,056,497             $  3,873,222
10/31/2003                                    $  2,874,058                    $  3,316,605             $  4,183,854
11/30/2003                                    $  2,877,794                    $  3,357,399             $  4,237,826
12/31/2003                                    $  3,079,815                    $  3,600,810             $  4,580,666
1/31/2004                                     $  3,252,593                    $  3,728,639             $  4,717,628
2/29/2004                                     $  3,402,212                    $  3,900,529             $  4,928,506
3/31/2004                                     $  3,498,154                    $  3,950,456             $  4,989,126
4/30/2004                                     $  3,237,192                    $  3,627,309             $  4,595,983
5/31/2004                                     $  3,202,554                    $  3,555,851             $  4,510,498
6/30/2004                                     $  3,275,572                    $  3,572,208             $  4,517,715
7/31/2004                                     $  3,221,853                    $  3,508,980             $  4,439,107
8/31/2004                                     $  3,363,937                    $  3,656,006             $  4,610,456
9/30/2004                                     $  3,590,666                    $  3,867,323             $  4,874,635
10/31/2004                                    $  3,709,876                    $  3,960,139             $  5,004,788
11/30/2004                                    $  3,982,552                    $  4,326,848             $  5,418,183
12/31/2004                                    $  4,229,868                    $  4,534,969             $  5,686,384
1/31/2005                                     $  4,276,397                    $  4,549,481             $  5,714,815
2/28/2005                                     $  4,620,647                    $  4,948,925             $  6,175,430
3/31/2005                                     $  4,272,250                    $  4,622,791             $  5,757,971
4/30/2005                                     $  4,167,629                    $  4,499,825             $  5,627,265

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 11/15/93.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Emerging Markets Equity Fund, which are similar to the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan Emerging Markets Equity Fund, which are similar to the expenses of the Select Shares.

Returns for the Class A and B Shares prior to 9/28/01 (offering date of the Class A and B Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A and B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Emerging Markets Equity Fund, MSCI Emerging Markets Equity Index and Lipper Emerging Markets Funds Average from April 30, 1995 to April 30, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI Emerging Markets Equity Index is a replica (or model) of the world's emerging market equity markets. The Lipper Emerging Market Funds Average describes the average total returns for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Total return assumes reinvestment of dividends and capital gains distributions and reflects the deduction of any sales charges or redemption fees. Performance may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. If fees had not been waived, performance would have been less favorable.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified "regional" fund investing.

JPMORGAN
  ASIA EQUITY FUND

AS OF APRIL 30, 2005                                                 (Unaudited)

FUND FACTS

Fund Inception                          11/1/01
Fiscal Year End                      OCTOBER 31
Net Assets as of 04/30/2005
(in Millions)                  $           43.1
Primary Benchmark              MSCI ALL COUNTRY
                                 FAR EAST INDEX
                                     (EX JAPAN)

Q:   HOW DID THE FUND PERFORM?

A: The JPMorgan Asia Equity Fund, which seeks total return from long-term capital growth, rose by 13.2% (A Shares, no sales charge) over the six-month period ended April 30, 2005, compared to a 12.5% return (in U.S. dollars) of the MSCI All Country Far East Index (ex Japan).

Q:   WHY DID THE FUND PERFORM IN THIS WAY?

A: Equity markets rallied across Asia and strong stock selection led the Fund's outperformance versus its benchmark. Investors were encouraged that global inflation remained under control in spite of commodity price increases, and that the Chinese authorities appeared to be successfully restraining the country's runaway growth rate. The strongest performing equity markets were South Korea (+21%), Indonesia (+18%) and Thailand (+13%), with all markets generating positive returns.

     Stocks with exposure to rising domestic consumption performed exceptionally well. Esprit Holdings, the Hong Kong women's apparel retailer, announced record interim profits driven by strong sales in Asia and Europe. In South Korea, domestic economic recovery helped the performance of such stocks as KCC Corporation, a local credit card company, and Kangwon Land, a hotel/casino operator. Another regional theme favored by the managers was asset reflation. A stock that benefited from this trend, through rising real estate prices, was CapitaLand, the Singaporean real estate developer.

     Some of the Fund's stocks underperformed. Among them were a number of financial services companies, such as DBS, the largest bank in Singapore, and Cathay Financial Holdings, the broad-based Taiwanese financial services group. A number of asset reflation plays such as Wharf Holdings, the Hong Kong ports and real estate company, and Land & Houses, the Thai real estate developer, also underperformed. These companies fell back in the last two months of the period due to fears about U.S. interest rate rises and their possible impact on Asian banks and real estate developers.

Q:   HOW WAS THE FUND MANAGED?

A: Due to uncertainty over economic growth rates worldwide and in the United States in particular, we kept country allocations broadly in line with those of the MSCI All Country Far East Index (ex Japan), seeking to generate outperformance from stock selection. When selecting stocks, we favored companies with a domestic and consumer spending focus, rather than those exporting to the United States and elsewhere. By style, the managers look for growth stocks trading at reasonable valuations.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

South Korea                       30.1%
Hong Kong                         26.9%
Taiwan                            16.5%
Singapore                          9.2%
Thailand                           5.1%
Malaysia                           4.7%
China                              4.1%
Indonesia                          3.4%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Samsung Electronics Co., LTD (South Korea)                  10.2%

 2. Esprit Holdings LTD (Hong Kong)                              3.8%

 3. HSBC Holdings PLC (Hong Kong Registered Shares)              3.2%

 4. DBS Group Holdings LTD (Singapore)                           3.1%

 5. Taiwan Semiconductor Manufacturing Co., LTD (Taiwan)         3.0%

 6. Hana Bank (South Korea)                                      2.4%

 7. Cheung Kong Holdings LTD (Hong Kong)                         2.4%

 8. SK Telecom Co., LTD (South Korea)                            2.1%

 9. China Mobile Hong Kong LTD (Hong Kong)                       2.0%

10. Hon Hai Precision Industry Co., LTD (Taiwan)                 2.0%

Top 10 equity holdings comprised 34.2% of the Portfolio's market value of investments ($13,527,275). As of April 30, 2005, the Fund held 71 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2005

                                                                  SINCE
                                                              INCEPTION
                                          1 YEAR      3 YEAR  (11/1/01)
-------------------------------------------------------------------------
CLASS A SHARES
       Without Sales Charge               17.78%       8.02%      9.90%
         With Sales Charge*               11.56%       6.09%      8.22%
INSTITUTIONAL SHARES                      18.31%       8.44%     10.27%
SELECT SHARES                             18.10%       8.28%     10.13%

*    Sales Charge for Class A Shares is 5.25%.

[CHART]

LIFE OF FUND PERFORMANCE (11/01/01 TO 04/30/05)

                                      JPMORGAN ASIA EQUITY    MSCI ALL COUNTRY FAR    LIPPER PACIFIC REGION
                                      FUND (CLASS A SHARES)   EAST INDEX (EX JAPAN)   FUNDS INDEX (EX JAPAN)
11/1/2001                                 $      9,425            $     10,000             $     10,000
11/30/2001                                $      9,689            $     10,000             $     10,000
12/31/2001                                $      9,921            $     10,906             $     10,661
1/31/2002                                 $      9,878            $     11,354             $     11,083
2/28/2002                                 $     10,003            $     11,386             $     11,208
3/31/2002                                 $     10,455            $     12,218             $     11,954
4/30/2002                                 $     10,399            $     12,393             $     12,039
5/31/2002                                 $     10,543            $     12,153             $     11,980
6/30/2002                                 $      9,966            $     11,500             $     11,378
7/31/2002                                 $      9,382            $     11,081             $     10,869
8/31/2002                                 $      9,174            $     10,838             $     10,607
9/30/2002                                 $      8,319            $      9,605             $      9,442
10/31/2002                                $      8,602            $     10,119             $      9,697
11/30/2002                                $      8,891            $     10,630             $     10,329
12/31/2002                                $      8,338            $      9,900             $      9,736
1/31/2003                                 $      8,451            $     10,017             $      9,806
2/28/2003                                 $      7,986            $      9,578             $      9,404
3/31/2003                                 $      7,583            $      9,141             $      8,966
4/30/2003                                 $      7,765            $      9,476             $      9,435
5/31/2003                                 $      8,468            $     10,297             $     10,278
6/30/2003                                 $      9,009            $     10,898             $     10,913
7/31/2003                                 $      9,693            $     11,837             $     11,697
8/31/2003                                 $     10,316            $     12,706             $     12,524
9/30/2003                                 $     10,277            $     12,765             $     12,683
10/31/2003                                $     11,145            $     13,846             $     13,707
11/30/2003                                $     10,950            $     13,638             $     13,600
12/31/2003                                $     11,581            $     14,351             $     14,612
1/31/2004                                 $     12,270            $     15,324             $     15,204
2/29/2004                                 $     12,757            $     15,896             $     15,680
3/31/2004                                 $     12,112            $     15,584             $     15,377
4/30/2004                                 $     11,126            $     14,679             $     14,673
5/31/2004                                 $     11,032            $     14,338             $     14,403
6/30/2004                                 $     10,868            $     14,202             $     14,270
7/31/2004                                 $     10,520            $     13,826             $     13,952
8/31/2004                                 $     11,184            $     14,553             $     14,532
9/30/2004                                 $     11,531            $     15,065             $     15,124
10/31/2004                                $     11,582            $     15,129             $     15,343
11/30/2004                                $     12,575            $     16,431             $     16,666
12/31/2004                                $     12,996            $     16,878             $     17,232
1/31/2005                                 $     13,123            $     17,030             $     17,324
2/28/2005                                 $     13,795            $     18,031             $     18,250
3/31/2005                                 $     13,201            $     17,187             $     17,493
4/30/2005                                 $     13,106            $     17,019             $     17,351

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 11/1/01.

Class A Shares were introduced on 11/1/01.

Returns for the Institutional and Select Shares prior to 6/28/02 (offering date of the Institutional and Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Institutional and Select Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Asia Equity Fund, MSCI All Country Far East Index (ex Japan) and Lipper Pacific Region Funds Index (ex Japan) from November 1, 2001 to April 30, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI All Country Far East (ex Japan) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Far East, excluding Japan. The Lipper Pacific Region Funds Index (ex Japan) represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial investment and carry a 5.25% sales charge.

Total return assumes reinvestment of dividends and capital gains distributions and reflects the deduction of any sales charges or redemption fees. Performance may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. If fees had not been waived, performance would have been less favorable.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified "regional" fund investing.

JPMORGAN
  INTERNATIONAL EQUITY FUND

AS OF APRIL 30, 2005                                                 (Unaudited)

FUND FACTS

Fund Inception                         1/1/97
Fiscal Year End                    OCTOBER 31
Net Assets as of 04/30/2005
(in Millions)                 $       2,608.2
Primary Benchmark             MSCI EAFE INDEX

Q:   HOW DID THE FUND PERFORM?

A: The JPMorgan International Equity Fund, seeks total return from long-term capital growth and income. Total return consists of capital growth and current income, and rose by 7.5% (Select shares) over the six-month period ended April 30, 2005, compared to an 8.7% return (in U.S. dollars) of the MSCI EAFE Index over the same period.

Q:   WHY DID THE FUND PERFORM IN THIS WAY?

A: Led by companies operating in the more cyclical areas of the global economy, international equity markets rallied strongly at the end of 2004 and in early 2005. The Fund achieved a strong gain, although its focus on high-quality companies with secular rather than cyclical earnings growth caused it to trail the MSCI EAFE Index.

     BNP Paribas, the French bank, is an example of a high-quality company that was overlooked in an unfavorable equity market environment. In spite of reporting good results during the period, the stock underperformed the benchmark and detracted from the Fund's relative performance. Also in France, Dassault Systemes, the enterprise software company, trailed its sector as worries mounted over pressure on its profit margins. Another major detractor from performance was Yukos, the Russian oil company, which suffered a crippling battle with the government over payment of back taxes.

     There were offsetting positive performances from a variety of sources. The Fund outperformed in Japan primarily due to positive stock selection (owning quality companies such as Canon) and asset allocation. The team's concern about the absence of recovery in consumer spending led to owning more defensive companies. In emerging markets, there was strong performance from CVRD and Samsung Electronics. CVRD, the Brazilian iron ore miner, benefited from pushing through substantial increases in prices. Samsung Electronics, South Korea's giant electronics company, reported record profits during the period.

Q:   HOW WAS THE FUND MANAGED?

A: The managers focused on building a diversified portfolio of international equities demonstrating attractive earnings growth prospects at reasonable valuations. They had a bias toward high-quality stocks with earnings growth that were relatively resilient to fluctuations in the economic cycle. While out of favor for much of the period, they believe that the market may now be beginning to focus on this type of company. Certainly, this was the case in March and April, when the markets began to reflect investors' doubts about the earnings prospects of many of the cyclical companies that had previously outperformed. At the end of the period, it was the high-quality stocks with secular earnings growth, such as those in the Fund, that were beginning to outperform.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

United Kingdom           27.3%
Japan                    18.8%
Switzerland              11.5%
France                   11.3%
Germany                   6.1%
The Netherlands           4.9%
Italy                     4.7%
Hong Kong                 2.7%
Spain                     2.5%
Belgium                   2.2%
Finland                   1.4%
South Korea               1.3%
Australia                 1.3%
Brazil                    1.3%
Sweden                    1.0%
Ireland                   1.0%
Mexico                    0.7%
New Zealand               0.0%^
Argentina                 0.0%^
Russia                    0.0%^

^    Amount rounds to less than 0.1%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Total SA (France)                                            4.3%

 2. ENI SPA (Italy)                                              3.6%

 3. Vodafone Group PLC (United Kingdom)                          3.1%

 4. GlaxoSmithKline PLC (United Kingdom)                         3.0%

 5. HSBC Holdings PLC (Hong Kong Registered Shares)              2.7%

 6. UBS AG (Switzerland)                                         2.1%

 7. Novartis AG (Switzerland)                                    2.0%

 8. Tesco PLC (United Kingdom)                                   1.9%

 9. Canon Inc. (Japan)                                           1.9%

10. Roche Holding AG (Switzerland)                               1.9%

Top 10 equity holdings comprised 26.5% of the Portfolio's market value of investments ($660,099,196). As of April 30, 2005, the Fund held 100 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2005

                                1 YEAR    3 YEARS     5 YEARS    10 YEARS
---------------------------------------------------------------------------
CLASS A SHARES
       Without Sales Charge     14.26%      8.15%     (1.26%)       6.23%
         With Sales Charge*      8.25%      6.22%     (2.32%)       5.66%
CLASS B SHARES
               Without CDSC     13.70%      7.62%     (1.57%)       6.06%
                With CDSC**      8.70%      6.74%     (1.90%)       6.06%
CLASS C SHARES
               Without CDSC     13.67%      7.60%     (1.58%)       6.06%
               With CDSC***     12.67%      7.60%     (1.58%)       6.06%
SELECT SHARES                   14.67%      8.58%     (1.01%)       6.37%

  *  Sales Charge for Class A Shares is 5.25%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.
***  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

TEN-YEAR PERFORMANCE (04/30/95 TO 04/30/05)

                                      JPMORGAN INTERNATIONAL                       LIPPER INTERNATIONAL
                                   EQUITY FUND (SELECT SHARES)   MSCI EAFE INDEX        FUNDS INDEX
4/30/95                                   $  1,000,000             $  1,000,000        $  1,000,000
5/31/95                                   $    978,900             $    988,100        $  1,009,800
6/30/95                                   $    959,518             $    970,808        $  1,013,637
7/31/95                                   $  1,010,084             $  1,031,290        $  1,069,387
8/31/95                                   $  1,033,518             $    991,997        $  1,051,315
9/30/95                                   $  1,052,638             $  1,011,341        $  1,068,872
10/31/95                                  $  1,040,638             $    984,136        $  1,046,639
11/30/95                                  $  1,058,017             $  1,011,495        $  1,057,524
12/31/95                                  $  1,096,740             $  1,052,259        $  1,088,192
1/31/96                                   $  1,134,249             $  1,056,573        $  1,113,874
2/29/96                                   $  1,126,536             $  1,060,165        $  1,118,663
3/31/96                                   $  1,150,982             $  1,082,641        $  1,136,114
4/30/96                                   $  1,197,942             $  1,114,146        $  1,173,152
5/31/96                                   $  1,182,848             $  1,093,645        $  1,171,861
6/30/96                                   $  1,199,408             $  1,099,770        $  1,182,525
7/31/96                                   $  1,147,953             $  1,067,656        $  1,142,674
8/31/96                                   $  1,141,180             $  1,070,005        $  1,157,529
9/30/96                                   $  1,183,860             $  1,098,467        $  1,183,458
10/31/96                                  $  1,158,052             $  1,087,263        $  1,178,724
11/30/96                                  $  1,210,049             $  1,130,536        $  1,234,124
12/31/96                                  $  1,211,259             $  1,115,952        $  1,245,107
1/31/97                                   $  1,203,143             $  1,076,894        $  1,246,726
2/28/97                                   $  1,234,305             $  1,094,555        $  1,269,292
3/31/97                                   $  1,234,305             $  1,098,495        $  1,276,019
4/30/97                                   $  1,237,514             $  1,104,317        $  1,281,634
5/31/97                                   $  1,287,015             $  1,176,208        $  1,353,918
6/30/97                                   $  1,342,614             $  1,241,017        $  1,418,906
7/31/97                                   $  1,397,124             $  1,261,122        $  1,464,453
8/31/97                                   $  1,275,155             $  1,166,916        $  1,358,866
9/30/97                                   $  1,349,624             $  1,232,263        $  1,446,105
10/31/97                                  $  1,261,358             $  1,137,502        $  1,336,345
11/30/97                                  $  1,250,385             $  1,125,900        $  1,325,120
12/31/97                                  $  1,273,017             $  1,135,695        $  1,335,456
1/31/98                                   $  1,317,063             $  1,187,596        $  1,367,774
2/28/98                                   $  1,401,750             $  1,263,840        $  1,454,628
3/31/98                                   $  1,480,248             $  1,302,766        $  1,533,614
4/30/98                                   $  1,515,626             $  1,313,058        $  1,557,232
5/31/98                                   $  1,534,420             $  1,306,624        $  1,560,346
6/30/98                                   $  1,509,255             $  1,316,555        $  1,546,771
7/31/98                                   $  1,556,495             $  1,329,852        $  1,570,437
8/31/98                                   $  1,309,012             $  1,165,083        $  1,344,451
9/30/98                                   $  1,249,583             $  1,129,315        $  1,302,638
10/31/98                                  $  1,321,934             $  1,246,990        $  1,398,382
11/30/98                                  $  1,381,421             $  1,310,836        $  1,468,441
12/31/98                                  $  1,445,381             $  1,362,483        $  1,504,565
1/31/99                                   $  1,488,309             $  1,358,395        $  1,513,743
2/28/99                                   $  1,420,739             $  1,326,065        $  1,474,840
3/31/99                                   $  1,460,804             $  1,381,362        $  1,523,952
4/30/99                                   $  1,519,821             $  1,437,307        $  1,594,968
5/31/99                                   $  1,446,869             $  1,363,286        $  1,535,635
6/30/99                                   $  1,496,352             $  1,416,454        $  1,608,424
7/31/99                                   $  1,534,659             $  1,458,523        $  1,644,292
8/31/99                                   $  1,561,822             $  1,463,919        $  1,657,282
9/30/99                                   $  1,582,282             $  1,478,705        $  1,662,585
10/31/99                                  $  1,623,738             $  1,534,157        $  1,720,610
11/30/99                                  $  1,777,181             $  1,587,392        $  1,846,730
12/31/99                                  $  2,011,591             $  1,729,940        $  2,073,693
1/31/2000                                 $  1,939,375             $  1,620,088        $  1,952,382
2/29/2000                                 $  2,082,695             $  1,663,669        $  2,081,240
3/31/2000                                 $  2,093,733             $  1,728,219        $  2,086,651
4/30/2000                                 $  1,950,731             $  1,637,315        $  1,954,357
5/31/2000                                 $  1,863,924             $  1,597,364        $  1,900,612
6/30/2000                                 $  1,915,368             $  1,659,821        $  1,988,611
7/31/2000                                 $  1,817,876             $  1,590,275        $  1,924,180
8/31/2000                                 $  1,834,600             $  1,604,110        $  1,956,698
9/30/2000                                 $  1,717,369             $  1,525,990        $  1,842,623
10/31/2000                                $  1,667,909             $  1,489,977        $  1,779,974
11/30/2000                                $  1,624,710             $  1,434,102        $  1,704,859
12/31/2000                                $  1,678,163             $  1,485,013        $  1,768,450
1/31/2001                                 $  1,676,317             $  1,484,271        $  1,778,884
2/28/2001                                 $  1,544,224             $  1,372,950        $  1,654,006
3/31/2001                                 $  1,456,821             $  1,281,375        $  1,537,730
4/30/2001                                 $  1,553,699             $  1,370,430        $  1,631,224
5/31/2001                                 $  1,507,088             $  1,322,054        $  1,591,748
6/30/2001                                 $  1,444,393             $  1,267,982        $  1,546,861
7/31/2001                                 $  1,411,172             $  1,244,905        $  1,506,642
8/31/2001                                 $  1,377,304             $  1,213,409        $  1,476,359
9/30/2001                                 $  1,262,988             $  1,090,490        $  1,315,436
10/31/2001                                $  1,307,445             $  1,118,407        $  1,351,084
11/30/2001                                $  1,361,704             $  1,159,676        $  1,401,479
12/31/2001                                $  1,393,023             $  1,166,518        $  1,426,426
1/31/2002                                 $  1,330,755             $  1,104,576        $  1,368,798
2/28/2002                                 $  1,346,192             $  1,112,308        $  1,387,961
3/31/2002                                 $  1,420,771             $  1,172,484        $  1,461,384
4/30/2002                                 $  1,448,618             $  1,180,222        $  1,471,614
5/31/2002                                 $  1,457,310             $  1,195,211        $  1,492,658
6/30/2002                                 $  1,418,982             $  1,147,642        $  1,433,698
7/31/2002                                 $  1,275,381             $  1,034,369        $  1,290,615
8/31/2002                                 $  1,287,115             $  1,031,990        $  1,291,648
9/30/2002                                 $  1,139,225             $    921,155        $  1,152,537
10/31/2002                                $  1,206,212             $    970,621        $  1,212,354
11/30/2002                                $  1,262,059             $  1,014,687        $  1,269,698
12/31/2002                                $  1,221,926             $    980,593        $  1,229,068
1/31/2003                                 $  1,152,154             $    939,703        $  1,184,084
2/28/2003                                 $  1,121,046             $    918,183        $  1,149,035
3/31/2003                                 $  1,095,822             $    900,187        $  1,120,884
4/30/2003                                 $  1,214,500             $    988,405        $  1,231,851
5/31/2003                                 $  1,295,628             $  1,048,303        $  1,310,936
6/30/2003                                 $  1,317,525             $  1,073,672        $  1,341,874
7/31/2003                                 $  1,331,359             $  1,099,654        $  1,379,447
8/31/2003                                 $  1,359,583             $  1,126,156        $  1,419,313
9/30/2003                                 $  1,389,766             $  1,160,842        $  1,447,841
10/31/2003                                $  1,458,282             $  1,233,162        $  1,534,132
11/30/2003                                $  1,504,217             $  1,260,538        $  1,564,968
12/31/2003                                $  1,612,070             $  1,358,986        $  1,671,542
1/31/2004                                 $  1,642,377             $  1,378,148        $  1,707,481
2/29/2004                                 $  1,682,779             $  1,409,983        $  1,746,582
3/31/2004                                 $  1,677,899             $  1,417,879        $  1,755,140
4/30/2004                                 $  1,617,327             $  1,385,835        $  1,702,837
5/31/2004                                 $  1,632,530             $  1,390,547        $  1,701,815
6/30/2004                                 $  1,668,609             $  1,421,000        $  1,736,022
7/31/2004                                 $  1,613,545             $  1,374,818        $  1,679,254
8/31/2004                                 $  1,628,067             $  1,380,867        $  1,688,154
9/30/2004                                 $  1,677,234             $  1,416,907        $  1,733,059
10/31/2004                                $  1,725,539             $  1,465,224        $  1,787,997
11/30/2004                                $  1,828,553             $  1,565,299        $  1,902,607
12/31/2004                                $  1,912,850             $  1,634,015        $  1,982,327
1/31/2005                                 $  1,865,602             $  1,604,113        $  1,950,213
2/28/2005                                 $  1,941,532             $  1,673,410        $  2,035,242
3/31/2005                                 $  1,886,004             $  1,631,408        $  1,981,308
4/30/2005                                 $  1,853,713             $  1,593,070        $  1,931,181

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 1/1/97.

Returns for the Select Shares prior to 1/1/97 (offering date of the Select Shares) are calculated using performance of a predecessor account and the historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected.

Returns for the Class A and B Shares prior to 2/28/02 (offering date of the Class A and B Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A and B Shares.

Returns for Class C Shares prior to 1/31/03 (offering date of the Class C Shares) are calculated using the historical expenses of the Class B Shares, which are similar to the expenses of the Class C Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan International Equity Fund, MSCI EAFE Index, and Lipper International Funds Index from April 30, 1995 to April 30, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI EAFE (Europe, Australasia, Far East) Index is a replica (or model) of the world's equity markets, excluding the U.S. and Canada. The Lipper International Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Total return assumes reinvestment of dividends and capital gains distributions and reflects the deduction of any sales charges or redemption fees. Performance may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. If fees had not been waived, performance would have been less favorable.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified "regional" fund investing.

JPMORGAN INTREPID EUROPEAN FUND

PORTFOLIO OF INVESTMENTS           AS OF APRIL 30, 2005              (Unaudited)

SHARES          ISSUER                                                            VALUE
---------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 96.5%

                COMMON STOCKS -- 96.5%

                AUSTRIA -- 1.3%
        4,214   Andritz AG (f) (l)                                        $     352,988
        1,988   OMV AG (f)                                                      612,287
        2,873   Verbund - Oesterreichische
                Elektrizitaetswirtschafts AG ,
                Class A (f)                                                     717,666
                -----------------------------------------------------------------------
                                                                              1,682,941
                -----------------------------------------------------------------------

                BELGIUM -- 4.2%
       53,567   Belgacom SA (f) (l)                                           2,051,381
       22,180   Fortis Group (f)                                                617,401
       15,133   KBC Bancassurance Holding (f) (l)                             1,197,331
       13,560   Solvay SA (f)                                                 1,541,842
                -----------------------------------------------------------------------
                                                                              5,407,955
                -----------------------------------------------------------------------

                BERMUDA -- 0.3%
       56,700   Catlin Group LTD (f)                                            412,575

                DENMARK -- 0.3%
        9,413   TDC A/S (f)                                                     402,001

                FINLAND -- 1.8%
       15,479   Neste Oil OYJ*                                                  345,796
       99,298   Nokia OYJ (f) (l)                                             1,583,224
       14,978   Wartsila OYJ , B Shares (f)                                     395,236
                -----------------------------------------------------------------------
                                                                              2,324,256
                -----------------------------------------------------------------------

                FRANCE -- 9.6%
       29,910   CapGemini SA* (f)                                               936,133
        3,799   Ciments Francais (f)                                            359,496
        3,916   Eiffage SA (f)                                                  459,053
       32,379   France Telecom SA (f) (l)                                       951,937
       19,012   Nexity* (f)                                                     726,645
        4,271   Pernod-Ricard (f)                                               647,336
        7,353   Renault SA (f)                                                  616,315
       18,834   Sanofi-Aventis (f) (l)                                        1,667,868
       12,260   Societe Generale (f)                                          1,222,261
       97,783   Suez SA* (f) (l)                                              2,675,327
        5,472   Total SA (f)                                                  1,216,854
       32,149   Vivendi Universal SA (f) (l)                                    961,905
                -----------------------------------------------------------------------
                                                                             12,441,130
                -----------------------------------------------------------------------

                GERMANY -- 12.1%
       10,615   Allianz AG (f) (l)                                        $   1,279,836
       15,013   Altana AG (f) (l)                                               940,642
       23,010   Bayerische Motoren Werke AG (f)                                 974,100
       17,123   Commerzbank AG* (f)                                             374,854
        8,344   Continental AG (f)                                              616,163
       34,866   Deutsche Bank AG (f)                                          2,842,035
       26,734   Deutsche Post AG (f)                                            627,207
       49,460   Deutsche Telekom AG (f) (l)                                     935,967
       21,274   E.ON AG (f) (l)                                               1,804,522
       16,048   Hannover
                Rueckversicherung AG (f)                                        601,273
       35,777   Hypo Real Estate Holding* (f)                                 1,482,660
       11,714   Muenchener
                Rueckversicherungs AG (f) (l)                                 1,290,696
       20,510   Software AG* (f)                                                699,812
       11,892   Stada Arzneimittel AG (f)                                       372,688
       41,588   Thyssenkrupp AG (f)                                             768,895
                -----------------------------------------------------------------------
                                                                             15,611,350
                -----------------------------------------------------------------------

                GREECE -- 1.7%
       11,146   Alpha Bank A.E. (f)                                             359,352
       93,089   Hellenic Petroleum SA* (f)                                      979,828
       10,309   National Bank of Greece SA (f)                                  346,538
       21,945   OPAP SA (f)                                                     575,233
                -----------------------------------------------------------------------
                                                                              2,260,951
                -----------------------------------------------------------------------

                HUNGARY -- 1.5%
        7,294   Mol Magyar Olaj-es Gazipari Rt. (f)                             599,408
       41,614   OTP Bank RT (f)                                               1,277,737
                -----------------------------------------------------------------------
                                                                              1,877,145
                -----------------------------------------------------------------------

                IRELAND -- 2.4%
       46,572   Allied Irish Banks PLC (f)                                      947,870
       36,150   Bank of Ireland (f)                                             549,413
       36,948   CRH PLC (f)                                                     920,534
      229,548   Fyffes PLC                                                      641,005
                -----------------------------------------------------------------------
                                                                              3,058,822
                -----------------------------------------------------------------------

                ITALY -- 4.3%
       87,957   Banca Intesa SPA (f)                                            380,386
       74,864   ENI - Ente Nazionale
                Idrocarburi SPA (f)                                           1,882,563

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                            VALUE
---------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                ITALY -- CONTINUED
      101,811   Risanamento SPA (f)                                       $     378,398
      942,943   Telecom Italia SPA (f) (l)                                    2,931,481
                -----------------------------------------------------------------------
                                                                              5,572,828
                -----------------------------------------------------------------------

                LUXEMBOURG -- 0.3%
       16,357   Arcelor SA (f)                                                  331,635

                NORWAY -- 5.3%
       17,884   Aker Kvaerner ASA* (f) (l)                                      638,540
       23,469   Aker Yards AS (f)                                               783,527
      126,837   DNB NOR ASA (f) (l)                                           1,208,958
       31,981   Fred Olsen Energy ASA* (f)                                      607,147
       61,592   Ocean Rig ASA* (f)                                              351,557
       18,353   Orkla ASA (f)                                                   614,616
       14,492   Petroleum Geo-Services
                ASA* (f) (l)                                                    876,006
       30,733   ProSafe ASA (f) (l)                                             880,281
       62,875   Yara International ASA* (f) (l)                                 839,040
                -----------------------------------------------------------------------
                                                                              6,799,672
                -----------------------------------------------------------------------

                PORTUGAL -- 0.8%
      378,706   Energias de Portugal SA (f) (l)                               1,025,440

                SPAIN -- 3.0%
       25,764   ACS Actividades Cons y Serv SA (f)                              628,235
       59,201   Banco Bilbao Vizcaya
                Argentaria SA (f) (l)                                           916,914
       55,393   Cortefiel SA (f)                                              1,014,838
       28,820   Fadesa Inmobiliaria SA* (f)                                     653,029
       23,975   Repsol YPF SA (f)                                               608,006
                -----------------------------------------------------------------------
                                                                              3,821,022
                -----------------------------------------------------------------------

                SWEDEN -- 3.5%
       25,065   Axfood AB (f)                                                   647,476
      103,459   Boliden AB* (f)                                                 429,138
       25,867   Eniro AB (f)                                                    293,995
       27,278   ForeningsSparbanken AB (f) (l)                                  640,991
       77,417   Intentia International AB,
                B Shares* (f)                                                   134,349
        6,174   Lindex AB (f)                                                   269,262
       65,643   Nordea AB (f)                                                   624,098
      326,247   Telefonaktiebolaget LM Ericsson,
                B Shares (f)                                                    965,531
      109,500   TeliaSonera AB (f) (l)                                          576,858
                -----------------------------------------------------------------------
                                                                              4,581,698
                -----------------------------------------------------------------------

                SWITZERLAND -- 8.2%
      127,541   ABB LTD* (f)                                              $     798,330
        3,707   Actelion LTD*                                                   395,401
        1,503   AFG Arbonia-Forster Holding (f)                                 392,006
        6,003   Charles Voegele Holding AG (f)                                  362,881
       38,301   Clariant AG* (f) (l)                                            601,178
       40,998   Converium Holding AG*                                           363,558
        1,268   Georg Fischer AG* (f)                                           369,192
        1,271   Leica Geosystems AG* (f)                                        364,835
        4,703   Nestle SA (f) (l)                                             1,237,525
       27,292   Novartis AG (f)                                               1,328,270
        8,386   Roche Holding AG (f)                                          1,014,509
        8,484   Swiss Life Holding* (f)                                       1,169,947
        3,553   Syngenta AG* (f)                                                368,062
       33,694   Xstrata PLC (f)                                                 582,059
        7,127   Zurich Financial Services AG* (f)                             1,205,361
                -----------------------------------------------------------------------
                                                                             10,553,114
                -----------------------------------------------------------------------

                THE NETHERLANDS -- 4.3%
       31,534   Axalto Holding NV* (f)                                          908,913
        9,253   DSM NV (f)                                                      619,824
        4,187   Fugro NV (f)                                                    389,524
       43,877   ING Groep NV (f) (l)                                          1,209,024
       45,314   Koninklijke Philips
                Electronics NV (f)                                            1,124,103
        9,740   SBM Offshore NV (f)                                             635,092
       16,734   Stork NV (f)                                                    614,289
                -----------------------------------------------------------------------
                                                                              5,500,769
                -----------------------------------------------------------------------

                TURKEY -- 0.4%
      113,511   Turkiye Is Bankasi, C Shares (f)                                576,336

                UNITED KINGDOM -- 31.2%
       30,842   AstraZeneca PLC (f)                                           1,350,807
       51,890   Aviva PLC (f)                                                   586,181
      229,102   Babcock International Group PLC                                 608,006
      125,465   Barclays PLC (f)                                              1,293,899
       50,428   BHP Billiton PLC (f)                                            617,294
       60,667   BP PLC (f)                                                      618,236
      132,411   British Airways PLC* (f)                                        605,403
       51,678   British American Tobacco PLC (f)                                968,656
       63,570   British Energy Group PLC*                                       380,696
       97,565   Bunzl PLC (f)                                                   949,657

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                            VALUE
---------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                UNITED KINGDOM -- CONTINUED
       44,771   Burren Energy PLC* (f)                                    $     411,854
      274,374   Cable & Wireless PLC (f)                                        630,794
      345,201   Corus Group PLC* (f)                                            286,779
       84,806   Easyjet PLC* (f)                                                354,885
      139,251   Firstgroup PLC (f)                                              847,606
      163,277   GlaxoSmithKline PLC (f)                                       4,123,612
      112,261   HBOS PLC (f)                                                  1,664,321
      163,980   HSBC Holdings PLC (f)                                         2,621,534
      181,865   Imperial Chemical Industries PLC (f)                            880,905
      377,094   International Power PLC* (f)                                  1,314,885
       52,925   Kelda Group PLC (f)                                             638,961
      173,738   Legal & General Group PLC (f)                                   347,406
       23,587   Man Group PLC (f)                                               549,053
      208,468   National Grid Transco PLC (f)                                 2,049,581
      149,874   Old Mutual PLC (f)                                              360,756
       33,606   Premier Oil PLC*                                                351,873
       46,752   Punch Taverns PLC (f)                                           567,506
       72,196   Rexam PLC (f)                                                   636,967
       19,640   Rio Tinto PLC (f)                                               593,084
      280,673   Rolls-Royce Group PLC* (f)                                    1,275,550
       76,114   Scottish Power PLC (f)                                          615,830
      239,189   Shell Transport & Trading Co.,
                PLC (f)                                                       2,148,256
       60,937   Tate & Lyle PLC (f)                                             542,471
      140,073   Tesco PLC (f)                                                   826,969
        4,800   TI Automotive LTD , Class A* (f) (i)                                  0
       97,719   Trinity Mirror PLC (f)                                        1,190,880
      114,678   Tullow Oil PLC (f)                                              351,858
       32,302   United Utilities PLC (f)                                        392,397
       78,176   Vedanta Resources PLC (f)                                       587,319
       64,093   Viridian Group PLC (f)                                          899,841
    1,679,258   Vodafone Group PLC (f)                                        4,388,923
                -----------------------------------------------------------------------
                                                                             40,431,491
                -----------------------------------------------------------------------
                Total Common Stocks                                         124,673,131
                (Cost $122,029,287)
                -----------------------------------------------------------------------
                TOTAL INVESTMENTS -- 96.5%                                $ 124,673,131
                (COST $122,029,287)
                OTHER ASSETS IN EXCESS OF
                LIABILITIES -- 3.5%                                           4,557,798
                -----------------------------------------------------------------------
                NET ASSETS -- 100.0%                                      $ 129,230,929
                -----------------------------------------------------------------------

                 Percentages indicated are based on net assets.

PRINCIPAL
AMOUNT
(USD)           COLLATERAL INVESTMENTS                                            VALUE
---------------------------------------------------------------------------------------
                REPURCHASE AGREEMENT (c)
$   8,000,000   Credit Suisse First Boston LLC,
                3.02%, dated 4/29/05, due
                5/02/05, proceeds $8,002,013,
                secured by U.S. Government
                Agency Securities                                         $   8,000,000
   12,191,056   Barclays Capital,
                2.95%, dated 4/29/05, due
                5/02/05, proceeds $12,194,053,
                secured by U.S. Government
                Agency Securities                                            12,191,056
                -----------------------------------------------------------------------
                                                                          $  20,191,056
                -----------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY INDUSTRY, APRIL 30, 2005

The following represents the allocations by industry for common stocks and other investments based on net assets:

INDUSTRY                                                     PERCENTAGE
-----------------------------------------------------------------------
Banking                                                         16.4%
Telecommunications                                              11.9
Oil & Gas                                                       10.7
Utilities                                                        9.7
Pharmaceuticals                                                  8.7
Insurance                                                        6.8
Chemicals                                                        3.8
Food/Beverage Products                                           2.9
Retailing                                                        2.4
Metals/Mining                                                    2.2
Automotive                                                       2.0
Multi-Media                                                      1.9
Electronics/Electrical Equipment                                 1.5
Computers/Computer Hardware                                      1.4
Real Estate                                                      1.4
Construction                                                     1.3
Manufacturing                                                    1.2
Transportation                                                   1.1
Steel                                                            1.1
Consumer Products                                                1.1
Construction Materials                                           1.0
Aerospace                                                        1.0
Other (below 1%)                                                 5.0
-----------------------------------------------------------------------
Total                                                           96.5%
-----------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

FUTURES CONTRACTS

                                                                             NOTIONAL             UNREALIZED
NUMBER OF                                                                    VALUE AT           APPRECIATION
CONTRACTS    DESCRIPTION                           EXPIRATION DATE      4/30/05 (USD)   (DEPRECIATION) (USD)
------------------------------------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
71           DJ Euro Stoxx                              June, 2005        $ 2,551,862               $ (7,465)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN JAPAN FUND

PORTFOLIO OF INVESTMENTS            AS OF APRIL 30, 2005             (Unaudited)

SHARES          ISSUER                                                            VALUE
---------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 93.2%

                COMMON STOCKS -- 93.2%

                AUTOMOTIVE -- 10.6%
       30,000   Denso Corp. (f)                                           $     709,985
      256,000   Mitsubishi Motors Corp.* (f) (l)                                326,921
      122,200   Nissan Motor Co., LTD (f)                                     1,202,546
       70,600   Suzuki Motor Corp. (f)                                        1,202,443
      145,300   Toyota Motor Corp. (f)                                        5,272,283
                -----------------------------------------------------------------------
                                                                              8,714,178
                -----------------------------------------------------------------------

                BANKING -- 8.7%
          256   Mitsubishi Tokyo Financial
                Group, Inc. (f)                                               2,212,649
          298   Sumitomo Mitsui Financial
                Group, Inc. (f) (l)                                           1,923,460
       64,000   The 77 Bank LTD (f)                                             433,402
      186,000   The Bank of Saga LTD (f)                                        699,872
      154,000   The Bank of Yokohama LTD (f)                                    880,622
          194   UFJ Holdings, Inc.* (f)                                       1,019,617
                -----------------------------------------------------------------------
                                                                              7,169,622
                -----------------------------------------------------------------------

                BUSINESS SERVICES -- 2.0%
       16,100   Arrk Corp. (f)                                                  629,206
          159   Fullcast Co., LTD (f)                                           379,293
       17,500   Secom Techno Service Co., LTD (f)                               625,767
                -----------------------------------------------------------------------
                                                                              1,634,266
                -----------------------------------------------------------------------

                CHEMICALS -- 5.6%
       13,100   Nitto Denko Corp. (f)                                           714,389
      115,000   Okura Industrial Co., LTD (f)                                   793,463
       20,600   Shin-Etsu Chemical Co., LTD (f)                                 759,468
      444,000   Showa Denko K.K. (f) (l)                                      1,124,290
      288,000   Toyo Ink Mfg. Co., LTD (f)                                    1,149,191
                -----------------------------------------------------------------------
                                                                              4,540,801
                -----------------------------------------------------------------------

                CONSTRUCTION -- 1.0%
      343,500   Haseko Corp.* (f)                                               805,423

                CONSTRUCTION MATERIALS -- 2.9%
       72,000   Asahi Glass Co., LTD (f)                                        797,640
      283,000   Sanwa Shutter Corp. (f)                                       1,530,768
                -----------------------------------------------------------------------
                                                                              2,328,408
                -----------------------------------------------------------------------

                CONSUMER PRODUCTS -- 1.1%
           69   Japan Tobacco, Inc. (f)                                         888,606

                CONSUMER SERVICES -- 3.5%
       81,000   Park24 Co., LTD (f) (l)                                   $   1,614,643
       15,590   USS Co., LTD (f)                                              1,237,825
                -----------------------------------------------------------------------
                                                                              2,852,468
                -----------------------------------------------------------------------

                DISTRIBUTION -- 2.6%
      153,000   Mitsui & Co., LTD (f)                                         1,452,046
       79,000   Sumitomo Corp. (f)                                              669,443
                -----------------------------------------------------------------------
                                                                              2,121,489
                -----------------------------------------------------------------------

                ELECTRONICS/ELECTRICAL EQUIPMENT -- 8.5%
       17,600   Alpha Corp. (f)                                                 649,521
        8,700   Fanuc LTD (f) (l)                                               512,003
       15,000   Horiba LTD (f)                                                  277,943
       23,000   Iriso Electronics Co., LTD (f) (l)                              433,084
        7,600   Nidec Corp. (f)                                                 892,228
      119,000   Oki Electric Industry Co., LTD (f) (l)                          443,537
        5,000   SMC Corp. (f)                                                   525,229
       36,500   Sony Corp. (f)                                                1,347,557
      258,000   Toshiba Corp. (f)                                             1,055,285
       63,200   Toyo Corp. (f)                                                  761,183
                -----------------------------------------------------------------------
                                                                              6,897,570
                -----------------------------------------------------------------------

                ENTERTAINMENT/LEISURE -- 1.4%
       23,800   Avex Group Holding, Inc. (f) (l)                                386,436
       12,700   Sega Sammy Holdings, Inc. (f)                                   744,143
                -----------------------------------------------------------------------
                                                                              1,130,579
                -----------------------------------------------------------------------

                FINANCIAL SERVICES -- 9.3%
       13,350   Acom Co., LTD (f)                                               858,142
        9,750   Aiful Corp. (f)                                                 725,440
        6,225   Aiful Corp. (W/I)*                                              454,185
        6,700   Diamond Lease Co., LTD (f)                                      245,168
          104   E*Trade Securities Co., LTD                                     370,968
      163,000   Japan Asia Investment Co., LTD (f) (l)                          677,021
      120,300   Lopro Corp. (f) (l)                                             978,462
       40,200   Matsui Securities Co., LTD (W/I)*                               542,518
       77,800   Nomura Holdings, Inc. (f)                                       989,779
      379,000   Shinko Securities Co., LTD (f)                                1,167,329
      202,000   Tokai Tokyo Securities Co., LTD (f)                             613,312
                -----------------------------------------------------------------------
                                                                              7,622,324
                -----------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                            VALUE
---------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                HEALTH CARE/HEALTH CARE SERVICES -- 1.3%
       10,500   Hoya Corp. (f)                                            $   1,096,281

                INVESTMENT COMPANY -- 2.1%
       66,065   RHJ International*                                            1,683,312

                MACHINERY & ENGINEERING EQUIPMENT -- 2.9%
      148,000   Komatsu LTD (f)                                               1,042,100
       51,000   Nabtesco Corp. (f)                                              341,385
       90,000   Ryobi LTD (f)                                                   423,409
       13,700   Takeuchi Manufacturing Co., LTD (f)                             529,369
                -----------------------------------------------------------------------
                                                                              2,336,263
                -----------------------------------------------------------------------

                METALS/MINING -- 2.4%
      149,000   Dowa Mining Co., LTD (f) (l)                                    974,782
      138,000   Sumitomo Metal Mining Co., LTD (f)                              971,619
                -----------------------------------------------------------------------
                                                                              1,946,401
                -----------------------------------------------------------------------

                MULTI-MEDIA -- 0.6%
       15,510   Usen Corp. (f)                                                  447,979

                OFFICE/BUSINESS EQUIPMENT -- 3.2%
       49,700   Canon, Inc. (f)                                               2,585,067

                OIL & GAS -- 3.2%
           69   INPEX Corp. (f)                                                 379,885
      140,000   Nippon Mining Holdings, Inc. (f)                                847,036
      199,000   Nippon Oil Corp. (f)                                          1,404,249
                -----------------------------------------------------------------------
                                                                              2,631,170
                -----------------------------------------------------------------------

                PHARMACEUTICALS -- 3.9%
      202,200   Chugai Pharmaceutical Co., LTD (f)                            3,157,609

                REAL ESTATE -- 2.4%
       15,300   Aeon Mall Co., LTD (f)                                          578,497
           77   Land Co., LTD (f)                                               367,256
       83,900   The Japan General Estate Co., LTD (f)                           984,409
                -----------------------------------------------------------------------
                                                                              1,930,162
                -----------------------------------------------------------------------

                RESTAURANTS/FOOD SERVICES -- 1.5%
       57,100   Warabeya Nichiyo Co., LTD (f)                                 1,182,384

                RETAILING -- 5.6%
      157,800   EDION Corp. (f)                                               2,133,817
          274   Geo Co., LTD (f)                                                772,117
       67,500   Izumi Co. LTD (f) (l)                                         1,650,532
                -----------------------------------------------------------------------
                                                                              4,556,466
                -----------------------------------------------------------------------

                STEEL -- 3.1%
       90,700   JFE Holdings, Inc. (f) (l)                                $   2,516,679

                TELECOMMUNICATIONS -- 2.4%
          673   NTT DoCoMo, Inc. (f)                                          1,042,108
      126,000   Tamura Taiko Holdings, Inc. (f) (l)                             884,653
                -----------------------------------------------------------------------
                                                                              1,926,761
                -----------------------------------------------------------------------

                TEXTILES -- 0.5%
       86,000   Toray Industries, Inc. (f)                                      383,313

                TOOLS/EQUIPMENT -- 0.9%
        6,900   Disco Corp. (f) (l)                                             260,713
        8,400   NS Tool Co., LTD (f)                                            463,865
                -----------------------------------------------------------------------
                                                                                724,578
                -----------------------------------------------------------------------
                Total Common Stocks                                          75,810,159
                (Cost $74,544,929)
                -----------------------------------------------------------------------
                TOTAL INVESTMENTS -- 93.2%                                $  75,810,159
                (COST $74,544,929)
                OTHER ASSETS IN EXCESS OF
                LIABILITIES -- 6.8%                                           5,525,300
                -----------------------------------------------------------------------
                NET ASSETS -- 100.0%                                      $  81,335,459
                -----------------------------------------------------------------------

                 Percentages indicated are based on net assets.

SHARES          COLLATERAL INVESTMENTS                                            VALUE
---------------------------------------------------------------------------------------
                MONEY MARKET FUND (c)
    4,830,118   Barclays Global Investors
                Prime Money Market Fund                                   $   4,830,118
    1,685,652   Morgan Stanley Institutional
                Liquidity Funds                                               1,685,652

PRINCIPAL
AMOUNT
(USD)
---------------------------------------------------------------------------------------
                REPURCHASE AGREEMENT (c)
$       8,000   Credit Suisse First Boston LLC,
                3.02%, dated 4/29/05, due
                5/02/05, proceeds $8,002,
                secured by U.S. Government
                Agency Securities                                                 8,000
                -----------------------------------------------------------------------
                                                                          $   6,523,770
                -----------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL GROWTH FUND

PORTFOLIO OF INVESTMENTS         AS OF APRIL 30, 2005                (Unaudited)

SHARES          ISSUER                                                            VALUE
---------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.3%

                COMMON STOCKS -- 97.3%

                AUSTRALIA -- 1.1%
        3,165   News Corp., LTD, Class B (f)                              $      50,348

                BRAZIL -- 1.4%
        2,400   Cia Vale do Rio Doce, ADR                                        64,680

                CHINA -- 1.0%
       70,000   China Life Insurance Co., LTD* (f)                               46,649

                FINLAND -- 1.1%
        3,420   Nokia OYJ (f)                                                    54,529

                FRANCE -- 5.4%
          770   BNP Paribas (f)                                                  50,814
        1,240   Dassault Systemes SA (f)                                         58,074
          660   Total SA (f)                                                    146,769
                -----------------------------------------------------------------------
                                                                                255,657
                -----------------------------------------------------------------------

                GERMANY -- 4.8%
        1,530   Bayerische Motoren Werke AG (f)                                  64,771
          710   SAP AG (f)                                                      112,027
          750   Schering AG (f)                                                  49,379
                -----------------------------------------------------------------------
                                                                                226,177
                -----------------------------------------------------------------------

                HONG KONG -- 3.5%
       12,500   Esprit Holdings LTD (f)                                          93,122
        4,400   HSBC Holdings PLC (Hong Kong
                Registered Shares) (f)                                           70,572
                -----------------------------------------------------------------------
                                                                                163,694
                -----------------------------------------------------------------------

                IRELAND -- 1.2%
        5,000   Anglo Irish Bank Corp., PLC (f)                                  57,539

                ITALY -- 1.6%
        5,700   Mediaset SPA (f)                                                 74,023

                JAPAN -- 21.5%
        1,400   Astellas Pharmaceutical, Inc., LTD (f)                           50,693
        2,400   Canon, Inc. (f)                                                 124,832
        3,600   Chugai Pharmaceutical Co., LTD (f)                               56,219
        1,600   Credit Saison Co., LTD (f)                                       54,537
        2,000   Daikin Industries LTD (f)                                 $      49,939
           35   eAccess LTD (f)                                                  26,876
        1,100   Fanuc LTD (f)                                                    64,736
          800   Hoya Corp. (f)                                                   83,526
           11   Mitsubishi Tokyo Financial Group, Inc. (f)                       95,074
       12,000   Nikko Cordial Corp. (f)                                          55,975
        1,200   Nitto Denko Corp. (f)                                            65,440
          100   SFCG Co., LTD (f)                                                25,644
        4,000   Sharp Corp. (f)                                                  62,300
        1,100   Shin-Etsu Chemical Co., LTD (f)                                  40,554
          500   SMC Corp. (f)                                                    52,523
        9,000   Sumitomo Corp. (f)                                               76,265
          610   Takefuji Corp. (f)                                               38,640
                -----------------------------------------------------------------------
                                                                              1,023,773
                -----------------------------------------------------------------------

                LUXEMBOURG -- 1.4%
        4,700   SES Global SA, FDR (f)                                           64,468

                MEXICO -- 2.3%
          900   America Movil SA de CV, Ser. L, ADR                              44,685
        1,300   Fomento Economico Mexicano
                SA de CV, ADR                                                    66,365
                -----------------------------------------------------------------------
                                                                                111,050
                -----------------------------------------------------------------------

                SOUTH KOREA -- 1.0%
          200   Samsung Electronics Co., LTD, GDR, #                             45,331

                SPAIN -- 5.0%
        2,110   Altadis SA (f)                                                   89,409
        8,700   Telefonica SA (f)                                               147,892
                -----------------------------------------------------------------------
                                                                                237,301
                -----------------------------------------------------------------------

                SWEDEN -- 2.1%
       33,600   Telefonaktiebolaget LM Ericsson,
                B Shares (f)                                                     99,440

                SWITZERLAND -- 14.5%
        1,960   Adecco SA (f)                                                    94,791
          350   Kuehne & Nagel International AG (f)                              71,761
          220   Nestle SA (f)                                                    57,890

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                            VALUE
---------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                SWITZERLAND -- CONTINUED
        3,650   Novartis AG (f)                                           $     177,641
        1,375   Roche Holding AG (f)                                            166,343
        1,510   UBS AG (f)                                                      120,733
                -----------------------------------------------------------------------
                                                                                689,159
                -----------------------------------------------------------------------

                UNITED KINGDOM -- 28.4%
        4,900   Barclays PLC (f)                                                 50,533
       16,660   BG Group PLC (f)                                                129,196
        5,800   British Sky Broadcasting PLC (f)                                 60,175
          470   Carnival PLC (f)                                                 24,190
       13,500   Centrica PLC (f)                                                 57,419
        8,470   GlaxoSmithKline PLC (f)                                         213,913
        5,885   Intertek Group PLC (f)                                           85,435
       12,787   Kingfisher PLC (f)                                               60,336
        1,500   Royal Bank of Scotland Group PLC (f)                             45,280
        8,800   Smith & Nephew PLC (f)                                           90,682
        3,800   Standard Chartered PLC (f)                                       68,521
       11,800   Tesco PLC (f)                                                    69,665
       79,000   Vodafone Group PLC (f)                                          206,475
       14,500   WM Morrison Supermarkets PLC (f)                                 53,951
        3,400   Wolseley PLC (f)                                                 68,330
        6,400   WPP Group PLC (f)                                                69,560
                -----------------------------------------------------------------------
                                                                              1,353,661
                -----------------------------------------------------------------------
                Total Common Stocks                                           4,617,479
                (Cost $3,946,083)
                -----------------------------------------------------------------------

                PREFERRED STOCKS -- 1.0%

                GERMANY -- 1.0%
           73   Porsche AG (f)                                                   47,301
                (Cost $29,372)
                -----------------------------------------------------------------------
                TOTAL INVESTMENTS -- 98.3%                                $   4,664,780
                (COST $3,975,455)
                OTHER ASSETS IN EXCESS OF
                LIABILITIES -- 1.7%                                              78,290
                -----------------------------------------------------------------------
                NET ASSETS -- 100.0%                                      $   4,743,070
                -----------------------------------------------------------------------

                 Percentages indicated are based on net assets.

SUMMARY OF INVESTMENTS BY INDUSTRY, APRIL 30, 2005

The following represents the allocations by industry for common stocks and other investments based on net assets:

INDUSTRY                                                     PERCENTAGE
-----------------------------------------------------------------------
Pharmaceuticals                                                 15.1%
Telecommunications                                              13.0
Banking                                                         11.8
Oil & Gas                                                        5.8
Retailing                                                        5.8
Electronics/Electrical Equipment                                 4.7
Business Services                                                3.8
Financial Services                                               3.7
Health Care/Health Care Services                                 3.7
Distribution                                                     3.0
Food/Beverage Products                                           2.6
Multi-Media                                                      2.6
Office/Business Equipment                                        2.6
Automotive                                                       2.4
Computers/Computer Hardware                                      2.4
Chemicals                                                        2.2
Consumer Products                                                1.9
Advertising                                                      1.5
Transportation                                                   1.5
Metals/Mining                                                    1.4
Broadcasting/Cable                                               1.3
Computer Software                                                1.2
Utilities                                                        1.2
Construction                                                     1.0
Insurance                                                        1.0
Other (below 1%)                                                 1.1
-----------------------------------------------------------------------
Total                                                           98.3%
-----------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS             AS OF APRIL 30, 2005            (Unaudited)

SHARES          ISSUER                                                            VALUE
---------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 93.0%

                COMMON STOCKS -- 92.4%

                BRAZIL -- 0.9%
       17,254   Petroleo Brasileiro SA, ADR +                             $     634,085

                CHINA -- 0.9%
      174,896   Weichai Power Co., LTD,
                Class H (f) +                                                   605,866

                FINLAND -- 1.4%
       60,176   Nokia OYJ (f) (l) +                                             959,456

                FRANCE -- 12.6%
       48,815   AXA (f) (l) +                                                 1,219,271
       32,114   BNP Paribas (f) (l) +                                         2,119,264
       33,526   France Telecom SA (f) +                                         985,659
        8,458   Lagardere SCA (f) +                                             611,685
       11,786   Peugeot SA (f) (l) +                                            698,601
        8,434   Sanofi-Aventis (f) +                                            746,883
       13,407   Societe Generale (f) (l) +                                    1,336,612
        4,986   Total SA (f) +                                                1,108,778
                -----------------------------------------------------------------------
                                                                              8,826,753
                -----------------------------------------------------------------------

                GERMANY -- 11.1%
       38,206   Bayer AG (f) +                                                1,264,054
       20,949   Bayerische Motoren Werke AG (f) +                               886,850
       16,545   Deutsche Bank AG (f) +                                        1,348,633
       25,176   Deutsche Post AG (f) +                                          590,655
       23,316   E.ON AG (f) (l) +                                             1,977,731
       10,542   Muenchener
                Rueckversicherungs AG (f) (l) +                               1,161,561
       23,330   TUI AG (f) (l) +                                                562,098
                -----------------------------------------------------------------------
                                                                              7,791,582
                -----------------------------------------------------------------------

                GREECE -- 1.9%
       22,901   Alpha Bank A.E. (f) +                                           738,338
       22,174   OPAP SA (f) +                                                   581,236
                -----------------------------------------------------------------------
                                                                              1,319,574
                -----------------------------------------------------------------------

                HONG KONG -- 1.5%
      110,000   Sun Hung Kai Properties LTD (f) +                             1,053,438

                INDIA -- 0.6%
       16,146   Reliance Industries LTD, GDR, # +                               398,322

                ITALY -- 4.0%
      241,844   Banca Intesa SPA (f) +                                    $   1,154,868
       36,807   Buzzi Unicem SPA (f) +                                          532,218
       43,352   ENI-Ente Nazionale
                Idrocarburi SPA (f) +                                         1,090,148
                -----------------------------------------------------------------------
                                                                              2,777,234
                -----------------------------------------------------------------------

                JAPAN -- 18.3%
       68,100   Asahi Breweries LTD (f) +                                       863,664
      146,000   Daiwa Securities Group, Inc. (f) +                              924,248
       24,400   Honda Motor Co., LTD (f) +                                    1,174,268
      213,000   Itochu Corp. (f) +                                            1,049,462
           94   Japan Tobacco, Inc. (f) +                                     1,210,565
      181,000   Kubota Corp. (f) +                                              933,306
       39,400   Kurita Water Industries LTD (f) +                               611,321
      161,000   Mitsubishi Electric Corp. (f) (l) +                             851,528
      219,000   Mitsui Chemicals, Inc. (f) +                                  1,240,033
      131,500   Nippon Mining Holdings, Inc. (f) +                              795,609
          129   Nippon Telegraph &
                Telephone Corp. (f) +                                           540,414
       36,600   Sankyo Co., LTD (f) +                                           762,609
       37,700   Tostem Inax Corp. (f) +                                         679,187
          235   UFJ Holdings, Inc.* (f) +                                     1,235,104
                -----------------------------------------------------------------------
                                                                             12,871,318
                -----------------------------------------------------------------------

                NORWAY -- 1.3%
       53,061   Statoil ASA (f) (l) +                                           931,217

                RUSSIA -- 0.9%
        4,515   LUKOIL, ADR* +                                                  614,943

                SOUTH KOREA -- 0.4%
        6,979   Kookmin Bank, ADR +                                             298,352

                SPAIN -- 2.9%
       45,214   Iberdrola SA (f) +                                            1,177,971
       48,671   Telefonica SA (f) +                                             827,362
                -----------------------------------------------------------------------
                                                                              2,005,333
                -----------------------------------------------------------------------

                SWEDEN -- 2.1%
       17,233   Atlas Copco AB, Class A (f) (l) +                               783,470
       16,777   SKF AB, Ser. B* (f) (l) +                                       707,198
                -----------------------------------------------------------------------
                                                                              1,490,668
                -----------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                            VALUE
---------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                SWITZERLAND -- 2.8%
       41,257   Compagnie Financiere Richemont
                AG, Class A (f) +                                         $   1,232,206
        4,157   Zurich Financial Services AG* (f) +                             703,057
                -----------------------------------------------------------------------
                                                                              1,935,263
                -----------------------------------------------------------------------

                TAIWAN -- 1.1%
       87,423   Taiwan Semiconductor
                Manufacturing Co., LTD, ADR +                                   752,712

                THE NETHERLANDS -- 5.8%
      103,536   Hagemeyer NV* (f)                                               233,891
       60,793   ING Groep NV (f) +                                            1,675,142
       93,086   Koninklijke KPN NV (f) (l) +                                    776,568
       56,512   Koninklijke Wessanen NV (f) (l) +                               779,058
       11,681   Royal P&O
                Nedlloyd NV* (f) +                                              569,320
                -----------------------------------------------------------------------
                                                                              4,033,979
                -----------------------------------------------------------------------

                UNITED KINGDOM -- 21.9%
      178,519   Barclays PLC (f) +                                            1,841,036
      237,783   BP PLC (f) +                                                  2,423,163
       73,059   BPB PLC (f) +                                                   635,666
       95,826   Cadbury Schweppes PLC (f) +                                     963,510
       86,342   HBOS PLC (f) +                                                1,280,060
      106,132   HSBC Holdings PLC (f) +                                       1,696,723
      292,913   International Power PLC* (f) +                                1,021,355
      102,103   Prudential PLC (f) +                                            920,144
      120,354   Rank Group PLC (f) +                                            598,606
       61,358   Royal Bank of Scotland
                Group PLC (f) +                                               1,852,214
      185,437   Tesco PLC (f) +                                               1,094,791
      170,600   TI Automotive LTD, Class A* (f) (i) +                                 0
       54,107   United Business Media PLC +                                     510,805
       29,353   Wolseley PLC (f) +                                              589,907
                -----------------------------------------------------------------------
                                                                             15,427,980
                -----------------------------------------------------------------------
                Total Common Stocks                                          64,728,075
                (Cost $57,038,659)
                -----------------------------------------------------------------------

                PREFERRED STOCKS -- 0.6%

                GERMANY -- 0.6%
       26,030   ProSieben SAT.1 Media AG (f) +                            $     444,866
                (Cost $461,696)
                -----------------------------------------------------------------------
                Total Long-Term Investments                                  65,172,941
                (Cost $57,500,355)
                -----------------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)
---------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.5%
                U.S.TREASURY SECURITY -- 0.4%
$     280,000   U.S. Treasury Bills,
                3.00%, 7/14/05 @                                                278,436
                (Cost $278,473)

SHARES
---------------------------------------------------------------------------------------
                MONEY MARKET FUND -- 7.1%
    4,987,035   JPMorgan Prime Money
                Market Fund (a)                                               4,987,035
                (Cost $4,987,035)
                Total Short-Term Investments                                  5,265,471
                (Cost $5,265,508)
                -----------------------------------------------------------------------
                TOTAL INVESTMENTS -- 100.5%                               $  70,438,412
                (COST $62,765,863)
                LIABILITIES IN EXCESS OF
                OTHER ASSETS -- (0.5)%                                         (363,977)
                -----------------------------------------------------------------------
                NET ASSETS -- 100.0%                                      $  70,074,435
                -----------------------------------------------------------------------

                 Percentages indicated are based on net assets.

PRINCIPAL
AMOUNT
(USD)           COLLATERAL INVESTMENTS                                            VALUE
---------------------------------------------------------------------------------------
                REPURCHASE AGREEMENT (c)
$   4,000,000   Credit Suisse First Boston LLC,
                3.02%, dated 4/29/05,
                due 5/02/05, proceeds
                $4,001,007, secured by
                U.S. Government Agency
                Securities                                                $   4,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)           ISSUER                                                            VALUE
---------------------------------------------------------------------------------------
COLLATERAL INVESTMENTS -- CONTINUED

                REPURCHASE AGREEMENT (c) -- CONTINUED

$   6,615,850   Barclays Capital,
                2.95%, dated 4/29/05,
                due 5/02/05, proceeds
                $6,617,476, secured by
                U.S. Government Agency
                Securities                                                $   6,615,850
                -----------------------------------------------------------------------
                                                                          $  10,615,850
                -----------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY INDUSTRY, APRIL 30, 2005

The following represents the allocations by industry for common stocks and other investments based on net assets:

INDUSTRY                                                     PERCENTAGE
-----------------------------------------------------------------------
Banking                                                         21.3%
Oil & Gas                                                       10.8
Insurance                                                        8.1
Utilities                                                        6.0
Telecommunications                                               5.8
Chemicals                                                        5.0
Automotive                                                       4.8
Food/Beverage Products                                           3.7
Retailing                                                        3.3
Distribution                                                     2.7
Entertainment/Leisure                                            2.5
Machinery & Engineering Equipment                                2.4
Multi-Media                                                      2.2
Pharmaceuticals                                                  2.2
Construction Materials                                           1.7
Consumer Products                                                1.7
Transportation                                                   1.7
Real Estate                                                      1.5
Financial Services                                               1.3
Electronics/Electrical Equipment                                 1.2
Semi-Conductors                                                  1.1
Industrial Components                                            1.0
Other (below 1%)                                                 8.5
-----------------------------------------------------------------------
Total                                                          100.5%
-----------------------------------------------------------------------

FUTURES CONTRACTS

                                                                                          NOTIONAL             UNREALIZED
NUMBER OF                                                                                 VALUE AT           APPRECIATION
CONTRACTS    DESCRIPTION                                         EXPIRATION DATE     4/30/05 (USD)   (DEPRECIATION) (USD)
-------------------------------------------------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
32           DJ Euro Stoxx                                            June, 2005       $ 1,197,491             $  (22,132)
12           FTSE 100 Index                                           June, 2005         1,097,632                (17,437)
8            Topix Index                                              June, 2005           856,843                 (5,490)

                                              SEE NOTES TO FINANCIAL STATEMENTS.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                                 NET UNREALIZED
                                          SETTLEMENT         SETTLEMENT         VALUE AT           APPRECIATION
          CONTRACTS TO BUY                      DATE        VALUE (USD)    4/30/05 (USD)   (DEPRECIATION) (USD)
---------------------------------------------------------------------------------------------------------------
  3,744,477               AUD                5/27/05       $  2,922,439     $  2,919,269            $    (3,170)
    658,808               AUD for
    390,000               EUR                5/27/05            502,184**        513,620**               11,436
  2,148,406               CHF                5/27/05          1,818,187        1,800,075                (18,112)
 14,114,276               DKK                5/27/05          2,478,363        2,441,000                (37,363)
  4,218,049               EUR                5/27/05          5,507,068        5,431,371                (75,697)
    230,000               EUR for
 31,763,230               JPY                5/27/05            303,581**        296,160**               (7,421)
     70,000               GBP                 5/3/05            133,434          133,504                     70
  3,684,971               GBP                5/27/05          6,991,709        7,019,428                 27,719
  4,830,000               HKD                5/27/05            619,923          620,198                    275
 93,000,000               JPY                 5/6/05            878,602          887,216                  8,614
482,758,084               JPY                5/27/05          4,596,545        4,614,013                 17,468
 87,967,993               JPY for
    640,702               EUR                5/27/05            825,000**        840,764**               15,764
  2,284,665               SEK for
    250,000               EUR                5/27/05            321,913**        320,130**               (1,783)
  1,073,880               SEK for
     80,000               GBP                5/27/05            152,390**        150,473**               (1,917)
  3,459,841               SEK                5/27/05            490,000          484,797                 (5,203)
  2,139,199               SEK for
  1,940,000               NOK                5/27/05            307,545**        299,747**               (7,798)
  1,212,819               SGD                5/27/05            741,518          741,074                   (444)
---------------------------------------------------------------------------------------------------------------
                                                           $ 29,590,401     $ 29,512,839            $   (77,562)
---------------------------------------------------------------------------------------------------------------

                                                                                                 NET UNREALIZED
                                          SETTLEMENT         SETTLEMENT         VALUE AT           APPRECIATION
          CONTRACTS TO SELL                     DATE        VALUE (USD)    4/30/05 (USD)   (DEPRECIATION) (USD)
---------------------------------------------------------------------------------------------------------------
    327,424               AUD                5/27/05       $    254,012     $    255,266            $    (1,254)
    227,201               CHF                5/27/05            191,629          190,364                  1,265
 10,803,923               EUR                5/27/05         14,140,390       13,911,671                228,719
  1,804,417               GBP                5/27/05          3,427,980        3,437,199                 (9,219)
  3,444,183               HKD                5/27/05            442,739          442,252                    487
384,173,392               JPY                5/27/05          3,622,706        3,671,779                (49,073)
  1,756,974               NOK                5/27/05            277,125          278,530                 (1,405)
  1,623,910               SEK                5/27/05            233,465          227,544                  5,921
    148,709               SGD                5/27/05             90,000           90,866                   (866)
---------------------------------------------------------------------------------------------------------------
                                                           $ 22,680,046     $ 22,505,471            $   174,575
---------------------------------------------------------------------------------------------------------------

** For cross-currency exchange contracts, the settlement value is the market value at 4/30/05 of the currency being sold, and the value at 4/30/05 of the currency being bought.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS           AS OF APRIL 30, 2005              (Unaudited)

SHARES          ISSUER                                                            VALUE
---------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.3%

                COMMON STOCKS -- 99.3%

                AUSTRALIA -- 1.1%
      134,331   News Corp. (f) (l) +                                      $   2,059,602
      719,595   Southern Pacific
                Petroleum NL* (f) (i) +                                               0
                -----------------------------------------------------------------------
                                                                              2,059,602
                -----------------------------------------------------------------------

                BRAZIL -- 1.6%
       42,935   Cia Vale do Rio Doce, ADR +                                     996,092
       50,945   Petroleo Brasileiro SA, ADR                                   1,872,229
                -----------------------------------------------------------------------
                                                                              2,868,321
                -----------------------------------------------------------------------

                FINLAND -- 0.8%
       49,654   Tietoenator OYJ (f) +                                         1,501,929

                FRANCE -- 11.3%
      125,435   AXA (f) (l) +                                                 3,133,038
       54,257   BNP Paribas (f) +                                             3,580,523
       24,941   LVMH Moet Hennessy
                Louis Vuitton SA (f) +                                        1,762,945
       39,052   Peugeot SA (f) (l) +                                          2,314,760
       16,059   Sanofi-Aventis (f) (l) +                                      1,422,125
       93,354   Thomson SA (f) (l) +                                          2,304,749
       28,512   Total SA (f) (l) +                                            6,340,449
                -----------------------------------------------------------------------
                                                                             20,858,589
                -----------------------------------------------------------------------

                GERMANY -- 5.8%
       10,539   BASF AG (f) (l) +                                               689,716
       78,790   Bayer AG (f) (l) +                                            2,606,785
       24,355   Bayerische Motoren
                Werke AG (f) +                                                1,031,039
       46,828   E.ON AG (f) (l) +                                             3,972,087
       10,483   SAP AG (f) +                                                  1,654,062
       11,996   Schering AG (f) (l) +                                           789,796
                -----------------------------------------------------------------------
                                                                             10,743,485
                -----------------------------------------------------------------------

                GREECE -- 0.7%
       40,395   Alpha Bank A.E. (f) +                                         1,302,353

                HONG KONG -- 1.9%
      369,000   Sun Hung Kai
                Properties LTD (f) +                                          3,533,806

                INDIA -- 2.1%
      157,994   Reliance Industries
                LTD, GDR, # +                                             $   3,897,713

                IRELAND -- 1.1%
       80,473   CRH PLC (f) +                                                 2,004,929

                ITALY -- 1.1%
      427,975   Banca Intesa SPA (f) (l) +                                    2,043,691

                JAPAN -- 18.9%
       23,500   Canon, Inc. (f) +                                             1,222,316
      402,000   Daiwa Securities
                Group, Inc. (f) +                                             2,544,847
      304,000   Fujitsu LTD (f) (l) +                                         1,668,993
       23,900   Honda Motor Co., LTD (f) +                                    1,150,205
      681,000   Itochu Corp. (f) +                                            3,355,322
          142   Japan Tobacco, Inc. (f) +                                     1,828,726
       82,100   JFE Holdings, Inc. (f) (l) +                                  2,278,052
       65,000   Konica Minolta
                Holdings, Inc. (f) +                                            624,257
       45,900   Kurita Water Industries LTD (f) +                               712,173
       33,300   Kyocera Corp. (f) +                                           2,427,723
      266,000   Mitsui Chemicals, Inc. (f) +                                  1,506,159
       15,600   Nintendo Co., LTD (f) +                                       1,769,786
        1,748   NTT DoCoMo, Inc. (f) +                                        2,706,693
       66,300   Sony Corp. (f) +                                              2,447,753
          146   Sumitomo Mitsui Financial
                Group, Inc. (f) +                                               942,366
       57,400   Tokyo Electric Power Co. (f) +                                1,377,776
       51,900   Toyota Motor Corp. (f) +                                      1,883,217
          833   UFJ Holdings, Inc. (f) +                                      4,378,048
                -----------------------------------------------------------------------
                                                                             34,824,412
                -----------------------------------------------------------------------

                NORWAY -- 1.1%
      112,279   Statoil ASA (f) (l) +                                         1,970,490

                PORTUGAL -- 1.0%
      164,898   Portugal Telecom SGPS SA* (f) +                               1,815,540

                SINGAPORE -- 0.9%
    1,061,785   Singapore
                Telecommunications LTD (f) +                                  1,658,836

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                            VALUE
---------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                SOUTH KOREA -- 0.6%
       26,942   Kookmin Bank, ADR* +                                      $   1,151,771

                SPAIN -- 1.2%
       73,872   Industria de Diseno
                Textil SA (f) +                                               2,192,197

                SWEDEN -- 1.5%
       45,036   Atlas Copco AB, Class A (f) (l) +                             2,047,488
       16,280   SKF AB, Ser. B* (f) (l) +                                       686,248
                -----------------------------------------------------------------------
                                                                              2,733,736
                -----------------------------------------------------------------------

                SWITZERLAND -- 8.9%
       70,321   Compagnie Financiere
                Richemont AG, Class A (f) +                                   2,100,250
       31,822   Roche Holding AG (f) +                                        3,849,715
       21,866   Swiss Reinsurance Co. (f) (l) +                               1,451,884
       20,003   Synthes, Inc. (f) +                                           2,266,015
       42,123   UBS AG (f) (l) +                                              3,367,990
       19,327   Zurich Financial
                Services AG* (f) +                                            3,268,698
                -----------------------------------------------------------------------
                                                                             16,304,552
                -----------------------------------------------------------------------

                TAIWAN -- 2.0%
       94,364   Hon Hai Precision Industry
                Co., GDR, Regulation S +                                        891,946
       23,692   Hon Hai Precision Industry
                Co., GDR, # * +                                                 225,017
      176,666   Taiwan Semiconductor
                Manufacturing Co., LTD, ADR +                                 1,521,094
      310,644   United Microelectronics
                Corp., ADR* +                                                 1,009,593
                -----------------------------------------------------------------------
                                                                              3,647,650
                -----------------------------------------------------------------------

                THAILAND -- 0.4%
      254,500   Bangkok Bank PCL (f) +                                          690,358

                THE NETHERLANDS -- 7.1%
      155,736   Hagemeyer NV* (f)                                               351,813
      129,730   ING Groep NV (f) (l) +                                        3,574,690
      439,414   Koninklijke KPN NV (f) +                                      3,665,804
       37,175   Koninklijke Numico NV* (f) +                                  1,538,055
       61,587   Koninklijke Philips
                Electronics NV (f) +                                      $   1,527,788
       44,855   Koninklijke
                Wessanen NV (f) (l) +                                           618,358
       66,121   TPG NV (f) (l) +                                              1,795,132
                -----------------------------------------------------------------------
                                                                             13,071,640
                -----------------------------------------------------------------------

                UNITED KINGDOM -- 28.2%
       94,316   AstraZeneca PLC (f) +                                         4,125,462
      167,888   Barclays PLC (f) +                                            1,731,401
      126,167   BBA Group PLC (f) +                                             670,254
      111,000   BG Group PLC (f) +                                              860,788
      201,578   BP PLC (f) +                                                  2,054,210
       45,522   British American
                Tobacco PLC (f) +                                               853,267
      152,245   British Sky
                Broadcasting PLC (f) +                                        1,579,553
      308,225   Cadbury Schweppes PLC (f) +                                   3,099,134
      315,084   HSBC Holdings PLC (f) +                                       5,037,220
       47,215   Imperial Tobacco Group PLC (f) +                              1,352,660
       40,997   Intercontinental Hotels
                Group PLC (f) +                                                 488,846
      729,449   International Power PLC* (f) +                                2,543,507
      111,476   Rank Group PLC (f) +                                            554,450
      120,078   Reckitt Benckiser PLC (f) +                                   3,899,616
      266,211   Royal Bank of Scotland
                Group PLC (f) +                                               8,036,109
       40,688   SABMiller PLC (f) +                                             603,210
       70,509   Scottish & Southern
                Energy PLC (f) +                                              1,266,649
      710,449   Tesco PLC (f) +                                               4,194,379
    2,637,615   Vodafone Group PLC (f) +                                      6,893,692
      106,685   Wolseley PLC (f) +                                            2,144,047
                -----------------------------------------------------------------------
                                                                             51,988,454
                -----------------------------------------------------------------------
                Total Common Stocks                                         182,864,054
                (Cost $147,937,083)
                -----------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                            VALUE
---------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.0% ^

                MONEY MARKET FUND -- 0.0% ^
          698   JPMorgan Prime Money
                Market Fund (a)                                           $         698
                (Cost $698)
                -----------------------------------------------------------------------
                TOTAL INVESTMENTS -- 99.3%                                $ 182,864,752
                (COST $147,937,781)
                OTHER ASSETS IN EXCESS OF
                LIABILITIES -- 0.7%                                           1,259,314
                -----------------------------------------------------------------------
                NET ASSETS -- 100.0%                                      $ 184,124,066
                -----------------------------------------------------------------------

                 Percentages indicated are based on net assets.

SHARES          COLLATERAL INVESTMENTS                                            VALUE
---------------------------------------------------------------------------------------
                MONEY MARKET FUND (c)
      256,739   Morgan Stanley Institutional
                Liquidity Funds                                           $     256,739

PRINCIPAL
AMOUNT
(USD)
---------------------------------------------------------------------------------------
                REPURCHASE AGREEMENT (c)
$  34,000,000   Goldman Sachs & Co.,
                2.79%, dated 4/11/05, due
                5/03/05, proceeds $34,057,970,
                secured by U.S. Government
                Agency Securities                                            34,000,000
                -----------------------------------------------------------------------
                                                                          $  34,256,739
                -----------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY INDUSTRY, APRIL 30, 2005

The following represents the allocations by industry for common stocks and other investments based on net assets:

INDUSTRY                                                     PERCENTAGE
-----------------------------------------------------------------------
Banking                                                         17.5%
Telecommunications                                               9.1
Oil & Gas                                                        7.1
Insurance                                                        6.2
Consumer Products                                                6.1
Pharmaceuticals                                                  5.5
Electronics/Electrical Equipment                                 5.3
Chemicals                                                        5.1
Utilities                                                        5.0
Retailing                                                        4.6
Automotive                                                       3.5
Distribution                                                     3.2
Computers/Computer Hardware                                      2.6
Food/Beverage Products                                           2.3
Real Estate                                                      1.9
Financial Services                                               1.4
Semi-Conductors                                                  1.4
Health Care/Health Care Services                                 1.2
Steel                                                            1.2
Construction Materials                                           1.1
Machinery & Engineering Equipment                                1.1
Multi-Media                                                      1.1
Toys & Games                                                     1.0
Transportation                                                   1.0
Other (below 1%)                                                 3.8
-----------------------------------------------------------------------
Total                                                           99.3%
-----------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                                 NET UNREALIZED
                                          SETTLEMENT         SETTLEMENT         VALUE AT           APPRECIATION
         CONTRACTS TO BUY                       DATE        VALUE (USD)    4/30/05 (USD)   (DEPRECIATION) (USD)
---------------------------------------------------------------------------------------------------------------
 11,027,965               AUD                5/10/05       $  8,490,798     $  8,607,621           $    116,823
    704,527               CAD                5/10/05            573,029          559,956                (13,073)
  4,199,857               CHF                5/10/05          3,553,688        3,515,076                (38,612)
 15,283,023               EUR                5/10/05         19,949,732       19,670,523               (279,209)
    640,000               EUR for
    989,037               CHF                5/10/05            827,776**        823,733**               (4,043)
  1,100,000               EUR for
152,331,860               JPY                5/10/05          1,453,751**      1,415,792**              (37,959)
  5,805,842               GBP                5/10/05         10,979,626       11,068,974                 89,348
 49,428,242               HKD                5/10/05          6,350,595        6,342,604                 (7,991)
  1,070,000               HKD for
 14,294,237               JPY                5/10/05            136,414**        137,302**                  888
646,624,359               JPY                5/10/05          6,249,484        6,170,942                (78,542)
 27,271,400               JPY                5/27/05            259,833          260,649                    816
398,671,449               JPY                 8/5/05          3,793,258        3,835,437                 42,179
346,311,589               JPY for
  2,518,760               EUR                5/10/05          3,241,854**      3,304,962**               63,108
  1,196,563               NOK                5/10/05            190,000          189,577                   (423)
  2,566,608               NOK for
    220,000               GBP                5/10/05            419,435**        406,639**              (12,796)
 27,618,161               SEK for
  3,020,000               EUR                5/10/05          3,886,992**      3,867,924**              (19,068)
  3,360,250               SEK for
    250,000               GBP                5/10/05            476,631**        470,603**               (6,028)
 10,861,103               SEK for
  9,850,000               NOK                5/10/05          1,560,579**      1,521,098**              (39,481)
  2,511,176               SGD                5/10/05          1,530,000        1,533,564                  3,564
  1,768,903               THB                 5/3/05             44,726           44,845                    119
---------------------------------------------------------------------------------------------------------------
                                                           $ 73,968,201     $ 73,747,821           $   (220,380)
---------------------------------------------------------------------------------------------------------------

                                                                                                 NET UNREALIZED
                                          SETTLEMENT         SETTLEMENT         VALUE AT           APPRECIATION
         CONTRACTS TO SELL                      DATE        VALUE (USD)    4/30/05 (USD)   (DEPRECIATION) (USD)
---------------------------------------------------------------------------------------------------------------
    507,072               AUD                5/10/05       $    393,851     $    395,783          $      (1,932)
    690,000               CAD                 8/5/05            551,352          549,195                  2,157
 10,760,714               CHF                5/10/05          9,129,944        9,006,194                123,750
 10,397,353               EUR                5/10/05         13,590,478       13,382,260                208,218
  1,610,000               EUR                 8/5/05          2,089,410        2,077,639                 11,771
  5,935,686               GBP                5/10/05         11,160,794       11,316,525               (155,731)
    970,000               GBP                 8/5/05          1,845,910        1,842,159                  3,751
 61,719,155               HKD                5/10/05          7,945,051        7,919,768                 25,283
826,309,851               JPY                5/10/05          7,821,726        7,885,738                (64,012)
 40,907,100               JPY                5/27/05            389,666          390,974                 (1,308)
  5,531,638               NOK                5/10/05            875,653          876,402                   (749)
  5,023,976               SEK                5/10/05            723,471          703,608                 19,863
  4,249,830               SGD                5/10/05          2,606,074        2,595,353                 10,721
---------------------------------------------------------------------------------------------------------------
                                                           $ 59,123,380     $ 58,941,598          $     181,782
---------------------------------------------------------------------------------------------------------------

** For cross-currency exchange contracts, the settlement value is the market value at 4/30/05 of the currency being sold, and the value at 4/30/05 of the currency being bought.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN EMERGING MARKETS EQUITY FUND

PORTFOLIO OF INVESTMENTS             AS OF APRIL 30, 2005            (Unaudited)

SHARES          ISSUER                                                            VALUE
---------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 91.7%

                COMMON STOCKS -- 91.7%

                BRAZIL -- 6.7%
      173,461   Tele Norte Leste
                Participacoes SA, ADR                                     $   2,567,223
      120,279   Ultrapar Participacoes SA, ADR                                2,223,959
       77,390   Uniao de Bancos
                Brasileiros SA, GDR                                           2,568,574
                -----------------------------------------------------------------------
                                                                              7,359,756
                -----------------------------------------------------------------------

                CHINA -- 3.9%
    3,860,000   Huaneng Power International,
                Inc., Class H (f)                                             2,945,904
    5,221,413   PICC Property & Casualty Co.,
                LTD, Class H* (f)                                             1,330,007
                -----------------------------------------------------------------------
                                                                              4,275,911
                -----------------------------------------------------------------------

                EGYPT -- 3.2%
       42,984   Orascom Telecom Holding SAE*                                  3,485,093

                HUNGARY -- 0.5%
        4,463   Gedeon Richter LTD, ADR*                                        543,269

                INDIA -- 11.5%
      119,417   Bajaj Auto LTD                                                2,983,094
      169,831   Dr. Reddy's Laboratories LTD, ADR                             2,574,638
      133,450   Housing Development
                Finance Corp. (f)                                             2,244,824
       83,081   Reliance Industries LTD, GDR                                  2,049,608
      301,246   Tata Motors LTD, ADR*                                         2,855,812
                -----------------------------------------------------------------------
                                                                             12,707,976
                -----------------------------------------------------------------------

                INDONESIA -- 5.0%
    8,938,356   Bank Rakyat Indonesia (f) #                                   2,502,363
      165,847   Telekomunikasi Indonesia
                TBK PT, ADR                                                   2,988,563
                -----------------------------------------------------------------------
                                                                              5,490,926
                -----------------------------------------------------------------------

                MALAYSIA -- 2.2%
    6,668,600   MK Land Holdings BHD (f)                                      2,376,280

                MEXICO -- 3.0%
       29,982   America Movil SA de CV, Ser. L, ADR                           1,488,606
       62,145   Grupo Elektra SA de CV, ADR*                                  1,804,069
                -----------------------------------------------------------------------
                                                                              3,292,675
                -----------------------------------------------------------------------

                PHILIPPINES -- 0.9%
    7,126,110   SM Prime Holdings, Inc. (f) $                                   979,340

                RUSSIA -- 6.9%
       47,222   MMC Norilsk Nickel, ADR                                       2,644,432
       76,391   Mobile Telesystems, ADR                                       2,566,738
       73,954   Vimpel-Communications, ADR*                                   2,419,775
                -----------------------------------------------------------------------
                                                                              7,630,945
                -----------------------------------------------------------------------

                SOUTH AFRICA -- 12.0%
    1,238,069   FirstRand LTD (f)                                             2,634,732
      356,045   Harmony Gold Mining Co., LTD (f)                              2,259,218
       35,353   Impala Platinum Holdings LTD (f)                              2,941,616
      382,826   Massmart Holdings LTD (f)                                     2,764,984
    1,228,939   Steinhoff International
                Holdings LTD (f)                                              2,614,871
                -----------------------------------------------------------------------
                                                                             13,215,421
                -----------------------------------------------------------------------

                SOUTH KOREA -- 16.5%
      382,270   Daeduck Electronics Co. (f)                                   3,083,878
       32,960   Hyundai Mobis (f)                                             2,156,887
      197,440   Kangwon Land, Inc. (f)                                        2,774,041
       46,326   Kookmin Bank (f)                                              1,966,490
        5,675   Samsung Electronics Co., LTD (f)                              2,595,514
        9,321   Shinsegae Co., LTD (f)                                        2,991,186
      140,297   SK Telecom Co., LTD, ADR                                      2,730,180
                -----------------------------------------------------------------------
                                                                             18,298,176
                -----------------------------------------------------------------------

                TAIWAN -- 12.7%
    7,178,000   China Development Financial
                Holding Corp* (f)                                             2,781,591
    7,394,000   CMC Magnetics Corp. (f)                                       2,946,896
    1,844,096   Synnex Technology
                International Corp. (f)                                       2,896,890
    2,059,751   Tong Yang Industry (f)                                        2,796,395
      848,852   United Microelectronics
                Corp., ADR*                                                   2,758,769
                -----------------------------------------------------------------------
                                                                             14,180,541
                -----------------------------------------------------------------------

                THAILAND -- 2.2%
    3,484,000   Kiatnakin Public Finance Co., LTD                             2,451,033

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                            VALUE
---------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                TURKEY -- 4.5%
      453,686   Akbank TAS (f)                                            $   2,187,096
      140,380   Anadolu Efes Biracilik Ve Malt
                Sanayii AS (f)                                                2,736,412
                -----------------------------------------------------------------------
                                                                              4,923,508
                -----------------------------------------------------------------------
                Total Common Stocks                                         101,210,850
                (Cost $88,870,509)
                -----------------------------------------------------------------------
                TOTAL INVESTMENTS -- 91.7%                                $ 101,210,850
                (COST $88,870,509)
                OTHER ASSETS IN EXCESS OF
                LIABILITIES -- 8.3%                                           9,152,549
                -----------------------------------------------------------------------
                NET ASSETS -- 100.0%                                      $ 110,363,399
                -----------------------------------------------------------------------

                 Percentages indicated are based on net assets.

SUMMARY OF INVESTMENTS BY INDUSTRY, APRIL 30, 2005

The following represents the allocations by industry for common stocks and other investments based on net assets:

INDUSTRY                                                     PERCENTAGE
-----------------------------------------------------------------------
Telecommunications                                              13.4%
Financial Services                                               9.2
Banking                                                          8.3
Electronics/Electrical Equipment                                 7.8
Automotive                                                       7.1
Metals/Mining                                                    7.1
Retailing                                                        6.8
Computers/Computer Hardware                                      5.3
Telecommunications Equipment                                     3.2
Real Estate                                                      3.0
Pharmaceuticals                                                  2.8
Entertainment/Leisure                                            2.7
Food/Beverage Products                                           2.5
Hotels/Other Lodging                                             2.5
Semi-Conductors                                                  2.5
Consumer Products                                                2.4
Oil & Gas                                                        2.0
Chemicals                                                        1.9
Insurance                                                        1.2
-----------------------------------------------------------------------
Total                                                           91.7%
-----------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN ASIA EQUITY FUND

PORTFOLIO OF INVESTMENTS           AS OF APRIL 30, 2005              (Unaudited)

SHARES          ISSUER                                                            VALUE
---------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 91.8%

                COMMON STOCKS -- 91.7%

                CHINA -- 3.8%
      820,000   China Life Insurance Co., LTD* (f)                        $     546,458
    1,000,000   China Petroleum & Chemical Corp.,
                Class H (f)                                                     393,342
    2,000,000   China Telecom Corp., LTD,
                Class H (f)                                                     680,810
                -----------------------------------------------------------------------
                                                                              1,620,610
                -----------------------------------------------------------------------

                HONG KONG -- 24.7%
      100,000   Cheung Kong Holdings LTD (f)                                    945,306
      244,000   China Merchants Holdings
                International Co., LTD (f)                                      476,500
      230,000   China Mobile Hong Kong LTD (f)                                  806,624
      450,000   China Unicom LTD (f)                                            364,905
    1,300,000   CNOOC LTD (f)                                                   699,397
      500,000   Denway Motors LTD (f)                                           175,126
      200,000   Esprit Holdings LTD (f)                                       1,489,952
       80,000   HSBC Holdings PLC (Hong Kong
                Registered Shares) (f)                                        1,283,120
       50,000   Hutchison Whampoa LTD (f)                                       446,526
      200,000   Hysan Development Co., LTD (f)                                  413,724
    1,000,000   Solomon Systech International LTD (f)                           327,645
       60,000   Sun Hung Kai Properties LTD (f)                                 574,603
       95,000   Swire Pacific LTD (f)                                           791,826
      270,000   Techtronic Industries Co., LTD (f)                              600,473
      187,000   Wharf Holdings LTD (f)                                          624,541
      400,000   Wheelock & Co., LTD (f)                                         603,526
                -----------------------------------------------------------------------
                                                                             10,623,794
                -----------------------------------------------------------------------

                INDONESIA -- 3.1%
      250,000   Astra International TBK PT (f)                                  276,352
      250,000   Gudang Garam TBK PT (f)                                         394,142
      800,000   Telekomunikasi Indonesia TBK PT (f)                             359,335
    1,000,000   United Tractors TBK PT (f)                                      307,767
                -----------------------------------------------------------------------
                                                                              1,337,596
                -----------------------------------------------------------------------

                MALAYSIA -- 4.4%
       40,000   British American Tobacco BHD (f)                                452,882
      140,000   Malaysia International Shipping
                Corp., BHD (f)                                                  655,299
      200,000   Public Bank BHD (f)                                             363,817
      120,000   Tanjong PLC (f)                                                 401,578
                -----------------------------------------------------------------------
                                                                              1,873,576
                -----------------------------------------------------------------------

                SINGAPORE -- 8.3%
      470,000   CapitaLand LTD* (f)                                       $     732,332
      100,000   City Developments LTD (f)                                       421,755
      230,000   ComfortDelgro Corp., LTD (f)                                    244,210
      140,000   DBS Group Holdings LTD (f)                                    1,222,985
       85,000   Keppel Corp., LTD (f)                                           557,028
       50,000   Oversea-Chinese Banking Corp. (f)                               409,805
                -----------------------------------------------------------------------
                                                                              3,588,115
                -----------------------------------------------------------------------

                SOUTH KOREA -- 27.5%
       51,350   Daesang Corp. (f)                                               236,512
       21,100   Daishin Securities Co., LTD* (f)                                253,991
       53,000   Halla Climate Control (f)                                       450,148
       38,000   Hana Bank (f)                                                   959,163
        3,900   Hyundai Mobis (f)                                               255,214
       30,800   Kangwon Land, Inc. (f)                                          432,741
       18,200   Kookmin Bank (f)                                                772,571
        1,550   Kookmin Bank, ADR                                                66,263
       40,900   Korea Electric Power Corp., ADR                                 605,320
       31,500   Korean Air Lines Co., LTD (f)                                   583,320
        1,400   Kumgang Korea Chemical
                Co., LTD (f)                                                    236,732
        3,800   POSCO (f)                                                       692,196
        8,800   Samsung Electronics Co., LTD (f)                              4,024,762
          700   Samsung Electronics
                Co., LTD, GDR, #                                                158,660
        7,100   Samsung Fire & Marine Insurance
                Co., LTD (f)                                                    486,993
        4,750   Sindo Ricoh Co., LTD (f)                                        275,083
        5,000   SK Telecom Co., LTD (f)                                         827,961
       44,300   Ssangyong Motor Co.* (f)                                        298,789
       29,410   Woori Finance Holdings Co., LTD (f)                             271,729
                -----------------------------------------------------------------------
                                                                             11,888,148
                -----------------------------------------------------------------------

                TAIWAN -- 15.2%
      250,000   Acer, Inc (f)                                                   410,011
      300,000   AU Optronics Corp. (f)                                          476,185
       16,000   AU Optronics Corp., ADR                                         259,520
      400,000   Cathay Financial Holding Co., LTD (f)                           726,137
      512,250   China Steel Corp. (f)                                           527,380
      400,000   Far EasTone Telecommunications
                Co., LTD                                                        490,397
      200,000   Formosa Petrochemical Corp. (f)                                 417,352

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                            VALUE
---------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                TAIWAN -- CONTINUED
      168,749   Hon Hai Precision Industry
                Co., LTD (f)                                              $     802,171
      400,000   Powerchip
                Semiconductor Corp.* (f)                                        290,253
      700,013   Taiwan Semiconductor
                Manufacturing Co., LTD (f)                                    1,165,231
    1,000,000   Tatung Co., LTD* (f)                                            300,081
      428,552   Yuanta Core Pacific
                Securities Co. (f)                                              305,301
      300,000   Yulon Motor Co., LTD (f)                                        358,337
                -----------------------------------------------------------------------
                                                                              6,528,356
                -----------------------------------------------------------------------

                THAILAND -- 4.7%
      150,000   Bangkok Bank PCL (f)                                            406,891
      250,000   Kasikornbank PCL (f)                                            352,204
    1,500,000   Land and Houses PCL (f)                                         268,077
      130,000   PTT PCL                                                         659,146
       55,000   Siam Cement PCL (f)                                             331,472
                -----------------------------------------------------------------------
                                                                              2,017,790
                -----------------------------------------------------------------------
                Total Common Stocks                                          39,477,985
                (Cost $32,142,558)
                -----------------------------------------------------------------------

                PREFERRED STOCKS -- 0.1%

                SINGAPORE -- 0.1%
       60,000   City Developments LTD                                            46,158
                (Cost $35,206)
                -----------------------------------------------------------------------
                TOTAL INVESTMENTS -- 91.8%                                $  39,524,143
                (COST $32,177,764)
                OTHER ASSETS IN EXCESS OF
                LIABILITIES -- 8.2%                                           3,531,112
                -----------------------------------------------------------------------
                NET ASSETS -- 100.0%                                      $  43,055,255
                -----------------------------------------------------------------------

                 Percentages indicated are based on net assets.

SUMMARY OF INVESTMENTS BY INDUSTRY, APRIL 30, 2005

The following represents the allocations by industry for common stocks and other investments based on net assets:

INDUSTRY                                                     PERCENTAGE
-----------------------------------------------------------------------
Banking                                                         13.6%
Electronics/Electrical Equipment                                12.1
Real Estate                                                      8.7
Telecommunications                                               8.2
Diversified                                                      5.6
Oil & Gas                                                        5.0
Semi-Conductors                                                  4.2
Retailing                                                        4.1
Insurance                                                        4.1
Automotive                                                       3.6
Steel                                                            2.8
Computers/Computer Hardware                                      2.8
Consumer Products                                                2.5
Financial Services                                               1.9
Shipping/Transportation                                          1.5
Utilities                                                        1.4
Airlines                                                         1.4
Consumer Services                                                1.1
Hotels/Other Lodging                                             1.0
Other (below 1%)                                                 6.2
-----------------------------------------------------------------------
Total                                                           91.8%
-----------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS               AS OF APRIL 30, 2005          (Unaudited)

SHARES          ISSUER                                                            VALUE
---------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 95.7%

                COMMON STOCKS -- 95.7%

                ARGENTINA -- 0.0%^
       55,000   IMPSAT Fiber
                Networks, Inc.* (f) (i)                                   $           1

                AUSTRALIA -- 1.3%
    2,061,734   BHP Billiton LTD (f)                                         26,083,660
      486,234   News Corp., LTD, Class B (f)                                  7,734,869
                -----------------------------------------------------------------------
                                                                             33,818,529
                -----------------------------------------------------------------------

                BELGIUM -- 2.1%
    1,430,629   Dexia (f)                                                    32,941,407
      772,452   Fortis (f) (l)                                               21,420,163
                -----------------------------------------------------------------------
                                                                             54,361,570
                -----------------------------------------------------------------------

                BRAZIL -- 1.2%
    1,264,924   Cia Vale do Rio Doce, ADR                                    32,501,828

                FINLAND -- 1.3%
    1,741,277   Nokia OYJ (f)                                                27,763,217
      416,400   Nokia OYJ, ADR                                                6,654,072
                -----------------------------------------------------------------------
                                                                             34,417,289
                -----------------------------------------------------------------------

                FRANCE -- 10.8%
    1,261,933   AXA (f) (l)                                                  31,519,780
      537,136   BNP Paribas (f) (l)                                          35,446,632
      706,799   Compagnie de
                Saint-Gobain (f) (l)                                         39,943,836
      352,278   Dassault Systemes SA (f)                                     16,498,620
      349,114   Imerys SA (f) (l)                                            24,941,991
      282,309   Lafarge SA (f)                                               25,690,901
      486,326   Total SA (f) (l)                                            108,148,341
                -----------------------------------------------------------------------
                                                                            282,190,101
                -----------------------------------------------------------------------

                GERMANY -- 5.8%
      301,390   BASF AG (f) (l)                                              19,724,209
      832,893   Bayerische Motoren
                Werke AG (f) (l)                                             35,259,513
    1,041,851   Deutsche Post AG (f)                                         24,442,904
      121,917   SAP AG (f) (l)                                               19,236,698
       13,700   SAP AG, ADR                                                     540,191
      313,818   Schering AG (f) (l)                                          20,661,242
      392,824   Siemens AG (f)                                               28,948,605
       32,900   Siemens AG, ADR                                               2,418,808
                -----------------------------------------------------------------------
                                                                            151,232,170
                -----------------------------------------------------------------------

                HONG KONG -- 2.6%
    4,192,400   HSBC Holdings PLC
                (Hong Kong Registered
                Shares) (f)                                               $  67,241,891

                IRELAND -- 0.9%
    1,598,424   Bank of Ireland (f)                                          24,284,870

                ITALY -- 4.5%
    3,607,126   ENI SpA (f)                                                  90,706,368
    1,116,900   Mediaset SpA (f) (l)                                         14,504,585
    4,664,674   Telecom Italia SpA (f) (l)                                   13,157,631
                -----------------------------------------------------------------------
                                                                            118,368,584
                -----------------------------------------------------------------------

                JAPAN -- 18.0%
      888,063   Canon, Inc. (f)                                              46,191,200
      843,900   Chugai Pharmaceutical
                Co., LTD (f)                                                 13,178,568
      359,100   Credit Saison Co., LTD (f)                                   12,240,218
      790,500   Daikin Industries LTD (f)                                    19,738,524
      255,800   Fanuc LTD (f)                                                15,054,075
       78,800   Hirose Electric Co., LTD (f)                                  8,056,136
      711,000   Honda Motor Co., LTD (f)                                     34,217,404
      250,500   Hoya Corp. (f)                                               26,154,131
      704,000   Kao Corp. (f)                                                16,286,971
    1,074,000   Matsushita Electric Industrial
                Co., LTD (f) (l)                                             15,709,903
    1,733,600   Mitsubishi Corp. (f) (l)                                     23,754,480
        3,743   Mitsubishi Tokyo Financial
                Group, Inc. (f)                                              32,351,348
    3,436,500   Nikko Cordial Corp. (f)                                      16,029,636
      133,100   Nintendo Co., LTD (f)                                        15,099,902
        2,764   Nippon Telegraph &
                Telephone Corp. (f)                                          11,579,097
      473,300   Nitto Denko Corp. (f)                                        25,810,709
           60   ORIX Corp.                                                        8,145
      426,000   Secom Co., LTD (f)                                           16,976,163
      819,000   Sharp Corp. (f)                                              12,755,840
      557,600   Shin-Etsu Chemical Co.,
                LTD (f)                                                      20,557,250
      139,400   SMC Corp. (f)                                                14,643,393
    3,413,000   Sumitomo Corp. (f)                                           28,921,618
      181,450   Takefuji Corp. (f)                                           11,493,927

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                            VALUE
---------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                JAPAN -- CONTINUED
      873,100   Yamanouchi Pharmaceutical
                Co., LTD (f)                                              $  31,614,330
                -----------------------------------------------------------------------
                                                                            468,422,968
                -----------------------------------------------------------------------

                MEXICO -- 0.7%
      335,809   Fomento Economico
                Mexicano SA de CV, ADR                                       17,143,049

                NEW ZEALAND -- 0.0%^
        3,933   Telecom Corp. of
                New Zealand LTD                                                  17,485
        2,631   Tenon LTD*                                                        7,018
                -----------------------------------------------------------------------
                                                                                 24,503
                -----------------------------------------------------------------------

                RUSSIA -- 0.0%^
      138,699   YUKOS, ADR*                                                     349,521

                SOUTH KOREA -- 1.3%
      112,090   Samsung Electronics Co.,
                LTD, GDR, #                                                  25,406,016
      423,430   SK Telecom Co., LTD, ADR                                      8,239,948
                -----------------------------------------------------------------------
                                                                             33,645,964
                -----------------------------------------------------------------------

                SPAIN -- 2.4%
      636,779   Altadis SA (f) (l)                                           26,982,874
      565,203   Banco Popular Espanol (f) (l)                                35,251,285
                -----------------------------------------------------------------------
                                                                             62,234,159
                -----------------------------------------------------------------------

                SWEDEN -- 1.0%
    8,566,036   Telefonaktiebolaget LM
                Ericsson, B Shares (f) (l)                                   25,351,272

                SWITZERLAND -- 11.0%
      641,480   Adecco SA (f) (l)                                            31,023,917
      529,430   Holcim LTD (f) (l)                                           32,151,101
      173,735   Nestle SA (f) (l)                                            45,715,819
    1,021,140   Novartis AG (f) (l)                                          49,697,705
       54,900   Novartis AG, ADR                                              2,675,277
      379,348   Roche Holding AG (f) (l)                                     45,892,199
      655,959   UBS AG (f) (l)                                               52,447,915
      156,963   Zurich Financial
                Services AG* (f)                                             26,546,520
                -----------------------------------------------------------------------
                                                                            286,150,453
                -----------------------------------------------------------------------

                THE NETHERLANDS -- 4.7%
    1,359,531   ABN AMRO
                Holding NV (f) (l)                                        $  32,966,553
      831,039   ING Groep NV (f) (l)                                         22,899,159
      956,810   Koninklijke Philips
                Electronics NV (f)                                           23,735,571
       45,700   Koninklijke Philips
                Electronics NV (New York
                Registered Shares)                                            1,132,903
    1,592,130   Reed Elsevier NV (f) (l)                                     22,920,414
    1,084,537   Wolters Kluwer NV (f) (l)                                    19,296,457
        8,600   World Online
                International NV* (f) (i)                                             0
                -----------------------------------------------------------------------
                                                                            122,951,057
                -----------------------------------------------------------------------

                UNITED KINGDOM -- 26.1%
    1,965,060   Allied Domecq PLC (f)                                        25,765,848
    1,322,936   Aviva PLC                                                    14,944,678
    4,311,505   Barclays PLC (f)                                             44,463,823
    5,421,056   BG Group PLC (f)                                             42,039,449
    5,445,286   Centrica PLC (f)                                             23,160,394
    2,926,015   GlaxoSmithKline PLC (f)                                      73,897,433
       11,900   GlaxoSmithKline PLC, ADR                                        601,545
      635,635   HSBC Holdings PLC                                            10,161,840
      686,965   Intercontinental Hotels
                Group PLC (f)                                                 8,191,330
    5,285,930   Kingfisher PLC (f)                                           24,941,976
    2,786,218   National Grid
                Transco PLC (f)                                              27,393,073
      771,650   Reckitt Benckiser PLC (f) 25,059,868
    1,321,479   Royal Bank of Scotland
                Group PLC (f)                                                39,891,481
    1,114,606   Schroders PLC (Non-Voting
                Shares) (f)                                                  13,440,414
      100,700   Schroders PLC (f)                                             1,303,384
    2,370,934   Smith & Nephew PLC (f)                                       24,431,996
    1,440,471   Standard Chartered PLC (f)                                   25,974,169
    8,159,899   Tesco PLC (f)                                                48,174,759
    1,454,576   The British Land Co., PLC                                    22,764,656
   29,729,551   Vodafone Group PLC (f)                                       77,701,385
      334,100   Vodafone Group PLC, ADR                                       8,733,374
   10,544,402   WM Morrison
                Supermarkets PLC (f)                                         39,232,870

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                            VALUE
---------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                UNITED KINGDOM -- CONTINUED
    2,215,282   Wolseley PLC (f)                                        $    44,520,497
    1,232,337   WPP Group PLC (f)                                            13,393,908
                -----------------------------------------------------------------------
                                                                            680,184,150
                -----------------------------------------------------------------------
                Total Common Stocks                                       2,494,873,929
                (Cost $2,211,437,668)
                -----------------------------------------------------------------------
                TOTAL INVESTMENTS -- 95.7%                              $ 2,494,873,929
                (COST $2,211,437,668)
                OTHER ASSETS IN EXCESS OF
                LIABILITIES -- 4.3%                                         113,372,161
                -----------------------------------------------------------------------
                NET ASSETS -- 100.0%                                    $ 2,608,246,090
                -----------------------------------------------------------------------

                 Percentages indicated are based on net assets.

PRINCIPAL
AMOUNT
(USD)           COLLATERAL INVESTMENTS                                            VALUE
---------------------------------------------------------------------------------------
                REPURCHASE AGREEMENT (c)

$  25,000,000   Credit Suisse First Boston LLC,
                3.02%, dated 4/29/05,
                due 5/02/05, proceeds
                $25,006,292, secured by
                U.S. Government Agency
                Securities                                                $  25,000,000
  200,000,000   Goldman Sachs & Co.,
                2.79%, dated 4/11/05,
                due 5/03/05, proceeds
                $200,085,250, secured by
                U.S. Government Agency
                Securities                                                  200,000,000
  190,000,000   Goldman Sachs & Co.,
                3.00%, dated 4/29/05,
                due 5/02/05, proceeds
                $190,012,498, secured by
                U.S. Government Agency
                Securities                                                  190,000,000
   34,001,448   Barclays Capital,
                2.95%, dated 4/29/05,
                due 5/02/05, proceeds
                $34,009,807, secured by
                U.S. Government Agency
                Securities                                                   34,001,448
                -----------------------------------------------------------------------
                                                                          $ 449,001,448
                -----------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY INDUSTRY, APRIL 30, 2005

The following represents the allocations by industry for common stocks and other investments based on net assets:

INDUSTRY                                                     PERCENTAGE
-----------------------------------------------------------------------
Banking                                                         17.4%
Oil & Gas                                                        9.3
Pharmaceuticals                                                  9.1
Telecommunications                                               8.0
Construction                                                     5.5
Electronics/Electrical Equipment                                 5.1
Retailing                                                        4.3
Distribution                                                     3.7
Insurance                                                        3.7
Food/Beverage Products                                           3.4
Automotive                                                       2.7
Consumer Products                                                2.6
Chemicals                                                        2.5
Metals/Mining                                                    2.3
Financial Services                                               2.1
Health Care/Health Care Services                                 1.9
Utilities                                                        1.9
Office/Business Equipment                                        1.8
Multi-Media                                                      1.6
Business Services                                                1.2
Other (below 1%)                                                 5.6
-----------------------------------------------------------------------
Total                                                           95.7%
-----------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

Abbreviations:

*            -- Non-income producing security.
#            -- All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.
+            -- All or a portion of this security is segregated with the custodian for forward foreign currency contracts.
@            -- Security is fully or partially segregated with the custodian as collateral for futures or with brokers as initial margin for futures contracts.
^            -- Amount rounds to less than 0.1%.
(a)          -- Affiliated. Money market fund registered under the Investment
                Company Act of 1940, as amended and advised by JPMorgan Investment Management, Inc.
(c)          -- Investment of cash collateral for portfolio securities on loan.
(f)          -- Fair valued investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued:

                FUND                                                           MARKET VALUE     PERCENTAGE
                ------------------------------------------------------------------------------------------
                Intrepid European Fund                                      $   121,186,592          93.78%
                Japan Fund                                                  $    72,759,176          89.46%
                International Growth Fund                                   $     4,443,719          93.69%
                International Value Fund                                    $    61,963,722          88.43%
                International Opportunities Fund                            $   171,298,599          93.03%
                Emerging Markets Equity Fund                                $    57,507,415          52.11%
                Asia Equity Fund                                            $    37,238,679          86.49%
                International Equity Fund                                   $ 2,340,573,574          89.74%

(i)          -- Security is considered illiquid and may be difficult to sell.
(l)          -- Security, or portion of a security, has been delivered to counterparty as part of security lending transaction.
(W/I)        -- When Issued.
ADR          -- American Depositary Receipt.
AUD          -- Australian Dollar.
CAD          -- Canadian Dollar.
CHF          -- Swiss Franc.
DKK          -- Danish Krone.
EUR          -- Euro.
FDR          -- Federal Depository Receipt.
GBP          -- Great Britain Pound.
GDR          -- Global Depository Receipt.
HKD          -- Hong Kong Dollar.
JPY          -- Japanese Yen.
NOK          -- Norwegian Krone.
Regulation S -- Securities registered under the Securities Act of 1933.
SEK          -- Swedish Krona.
Ser.         -- Series.
SGD          -- Singapore Dollar.
THB          -- Thailand Baht
USD          -- United States Dollar.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

STATEMENT OF ASSETS
AND LIABILITIES               AS OF APRIL 30, 2005                   (Unaudited)

                                                                INTREPID                     INTERNATIONAL    INTERNATIONAL
                                                                EUROPEAN            JAPAN           GROWTH            VALUE
                                                                    FUND             FUND             FUND             FUND
ASSETS
Investments in non-affiliates, at value                   $  124,673,131   $   75,810,159   $    4,664,780   $   65,451,377
Investments in affiliates, at value                                   --               --               --        4,987,035
---------------------------------------------------------------------------------------------------------------------------
Total investment securities, at value                        124,673,131       75,810,159        4,664,780       70,438,412
---------------------------------------------------------------------------------------------------------------------------
Investments held as collateral for
securities lending program                                    20,191,056        6,523,770               --       10,615,850
Cash                                                           3,789,683        3,901,989          119,731          129,199
Foreign currency, at value                                       842,253               --           21,997        1,214,430
Foreign currency, at broker                                      431,134               --               --               --
Receivables:
   Investment securities sold                                  7,794,491        1,395,278           50,112        2,912,960
   Fund shares sold                                              453,827          921,993               --          116,109
   Interest and dividends                                        323,909          424,326           16,394          397,931
   Foreign tax reclaim                                            72,948               --            4,969          287,842
   Variation margin                                                   --               --               --               --
   Unrealized appreciation on forward
   foreign currency exchange contracts                                --               --               --          317,738
   Expense reimbursements                                             --               --           23,438               --
---------------------------------------------------------------------------------------------------------------------------
Total Assets                                                 158,572,432       88,977,515        4,901,421       86,430,471
---------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payables:
   Investment securities purchased                             8,400,025          930,274           75,430        5,318,393
   Collateral for securities
   lending program                                            20,191,056        6,523,770               --       10,615,850
   Fund shares redeemed                                          397,098           13,937               --           15,776
   Unrealized depreciation on forward
   foreign currency exchange contracts                                --               --               --          220,725
   Variation margin                                               97,913               --               --           57,890
Accrued liabilities:
   Investment advisory fees                                       48,370           64,253               --           28,528
   Administration fees                                             7,859            6,759               --            4,454
   Shareholder servicing fees                                     18,337            8,470               --            7,121
   Distribution fees                                              17,544           16,551            1,372              885
   Custodian fees                                                 79,198           26,739           26,797           22,413
   Trustees' fees - deferred
   compensation plan                                               1,935              383              106              450
   Other                                                          82,168           50,920           54,646           63,551
---------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                             29,341,503        7,642,056          158,351       16,356,036
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                $  129,230,929   $   81,335,459   $    4,743,070   $   70,074,435
---------------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                INTREPID                     INTERNATIONAL    INTERNATIONAL
                                                                EUROPEAN            JAPAN           GROWTH            VALUE
                                                                    FUND             FUND             FUND             FUND
NET ASSETS
Paid in capital                                              108,152,367       77,779,614        5,004,007       85,667,907
Accumulated undistributed
(overdistributed) net investment income                          599,028          (90,517)             684          420,153
Accumulated net realized gain (loss)
on investments, futures and foreign
exchange transactions                                         17,837,103        2,363,546         (950,655)     (23,816,880)
Net unrealized appreciation
(depreciation) of investments, futures
and foreign exchange translations                              2,642,431        1,282,816          689,034        7,803,255
---------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                          $  129,230,929   $   81,335,459   $    4,743,070   $   70,074,435
---------------------------------------------------------------------------------------------------------------------------
   Class A                                                $   30,429,290   $   80,175,222   $    3,799,938   $    1,630,600
   Class B                                                $   12,563,108   $    1,160,237   $      943,132   $      970,879
   Class C                                                $    3,227,480   $           --   $           --   $           --
   Institutional                                          $   34,935,918   $           --   $           --   $   32,568,360
   Select                                                 $   48,075,133   $           --   $           --   $   34,904,596
---------------------------------------------------------------------------------------------------------------------------
Total                                                     $  129,230,929   $   81,335,459   $    4,743,070   $   70,074,435
---------------------------------------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding
($0.001 par value; unlimited
number of shares authorized):
   Class A                                                     1,450,453       10,539,670          409,548          145,080
   Class B                                                       635,084          161,811          103,465           87,529
   Class C                                                       163,338               --               --               --
   Institutional                                               1,640,134               --               --        2,880,830
   Select                                                      2,278,367               --               --        3,094,997
Net Asset Value:
   Class A (and redemption price)                         $        20.98   $         7.61   $         9.28   $        11.24
   Class B*                                               $        19.78   $         7.17   $         9.12   $        11.09
   Class C*                                               $        19.76   $           --   $           --   $           --
   Institutional (and redemption price)                   $        21.30   $           --   $           --   $        11.31
   Select (and redemption price)                          $        21.10   $           --   $           --   $        11.28
Class A Maximum Public Offering
Price Per Share (net asset value per
share/94.75%)                                             $        22.14   $         8.03   $         9.79   $        11.86
Cost of investments                                       $  122,029,287   $   74,544,929   $    3,975,455   $   62,765,863
---------------------------------------------------------------------------------------------------------------------------
Cost of foreign currency                                  $    1,273,412   $           --   $       22,650   $    1,204,319
---------------------------------------------------------------------------------------------------------------------------

*    Redemption price may be reduced by contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                           INTERNATIONAL         EMERGING                      INTERNATIONAL
                                                           OPPORTUNITIES   MARKETS EQUITY      ASIA EQUITY            EQUITY
                                                                    FUND             FUND             FUND              FUND
ASSETS
Investments in non-affiliates, at value                   $  182,864,054   $  101,210,850   $   39,524,143   $ 2,494,873,929
Investments in affiliates, at value                                  698               --               --                --
----------------------------------------------------------------------------------------------------------------------------
Total investment securities, at value                        182,864,752      101,210,850       39,524,143     2,494,873,929
----------------------------------------------------------------------------------------------------------------------------
Investments held as collateral for
securities lending program                                    34,256,739               --               --       449,001,448
Cash                                                                  --        7,944,265        3,642,787        86,605,103
Foreign currency, at value                                       426,251        1,731,766          278,725         5,724,029
Receivables:
   Investment securities sold                                  8,262,463               --          107,047                --
   Fund shares sold                                               74,291          386,459          810,387        14,218,675
   Interest and dividends                                      1,072,256          347,339           93,030        10,714,544
   Foreign tax reclaim                                           607,296            5,680               --           636,827
   Unrealized appreciation on forward
   foreign currency exchange contracts                           722,359               --               --                --
----------------------------------------------------------------------------------------------------------------------------
Total Assets                                                 228,286,407      111,626,359       44,456,119     3,061,774,555
----------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payables:
   Due to custodian                                            4,582,087               --               --                --
   Investment securities purchased                             4,098,973          577,569          498,179                --
   Collateral for securities
   lending program                                            34,256,739               --               --       449,001,448
   Fund shares redeemed                                          169,308          443,499          792,326         1,727,450
   Unrealized depreciation on forward
   foreign currency exchange contracts                           760,957               --               --                --
Accrued liabilities:
   Investment advisory fees                                       87,972           89,397           15,678         1,716,117
   Administration fees                                            16,743            9,406            2,376           225,363
   Shareholder servicing fees                                     20,685           13,211            6,765           239,561
   Distribution fees                                               2,710            1,591              243            44,886
   Custodian fees                                                 34,497           47,078           45,262           170,198
   Trustees' fees - deferred
   compensation plan                                               2,593              605              193             9,575
   Other                                                         129,077           80,604           39,842           393,867
----------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                             44,162,341        1,262,960        1,400,864       453,528,465
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                $  184,124,066   $  110,363,399   $   43,055,255   $ 2,608,246,090
----------------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                           INTERNATIONAL          EMERGING                        INTERNATIONAL
                                                           OPPORTUNITIES    MARKETS EQUITY       ASIA EQUITY             EQUITY
                                                                    FUND              FUND              FUND               FUND
NET ASSETS
Paid in capital                                              266,425,759       188,380,645        34,928,626      2,227,365,885
Accumulated undistributed
(overdistributed) net investment income                          466,781           237,664           (28,396)        10,521,589
Accumulated net realized gain (loss)
on investments, futures and foreign
exchange transactions                                       (117,789,810)      (90,622,772)          808,720         86,809,274
Net unrealized appreciation
(depreciation) of investments and
foreign exchange translations                                 35,021,336        12,367,862         7,346,305        283,549,342
-------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                          $  184,124,066    $  110,363,399    $   43,055,255    $ 2,608,246,090
-------------------------------------------------------------------------------------------------------------------------------
   Class A                                                $    8,258,821    $    3,914,353    $    1,240,380    $   124,275,097
   Class B                                                $    1,077,928    $    1,312,308    $           --    $    12,109,180
   Class C                                                $           --    $           --    $           --    $    19,660,202
   Institutional                                          $   68,891,335    $   52,797,764    $    9,929,585    $            --
   Select                                                 $  105,895,982    $   52,338,974    $   31,885,290    $ 2,452,201,611
-------------------------------------------------------------------------------------------------------------------------------
Total                                                     $  184,124,066    $  110,363,399    $   43,055,255    $ 2,608,246,090
-------------------------------------------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding
($0.001 par value; unlimited
number of shares authorized):
   Class A                                                       768,531           369,727            60,518          4,294,435
   Class B                                                       100,891           124,512                --            420,731
   Class C                                                            --                --                --            684,674
   Institutional                                               6,320,911         4,903,023           482,038                 --
   Select                                                      9,757,207         4,899,048         1,547,354         84,516,293
Net Asset Value:
   Class A (and redemption price)                         $        10.75    $        10.59    $        20.50    $         28.94
   Class B*                                               $        10.68    $        10.54    $           --    $         28.78
   Class C*                                               $           --    $           --    $           --    $         28.71
   Institutional (and redemption price)                   $        10.90    $        10.77    $        20.60    $            --
   Select (and redemption price)                          $        10.85    $        10.68    $        20.61    $         29.01
Class A Maximum Public Offering
Price Per Share (net asset value per
share/94.75%)                                             $        11.35    $        11.18    $        21.64    $         30.54
Cost of investments                                       $  147,937,781    $   88,870,509    $   32,177,764    $ 2,211,437,668
-------------------------------------------------------------------------------------------------------------------------------
Cost of foreign currency                                  $      427,294    $    1,705,048    $      278,013    $     5,713,304
-------------------------------------------------------------------------------------------------------------------------------

 *    Redemption price may be reduced by contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF
OPERATIONS             FOR SIX MONTHS ENDED APRIL 30, 2005           (Unaudited)

                                                                INTREPID                       INTERNATIONAL      INTERNATIONAL
                                                                EUROPEAN             JAPAN            GROWTH              VALUE
                                                                    FUND              FUND              FUND               FUND
INVESTMENT INCOME
Interest                                                  $          545    $        1,317    $          671    $        27,630
Dividend                                                       1,632,144           469,717            60,109            865,824
Dividend income from affiliated
investments*                                                          --                --                --             11,055
Securities lending (net)                                          26,994            48,877                --              7,626
Foreign tax withholding                                         (194,671)          (32,910)           (6,693)          (100,865)
-------------------------------------------------------------------------------------------------------------------------------
Total investment income                                        1,465,012           487,001            54,087            811,270
-------------------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                         392,110           318,413            21,764            171,166
Administration fees                                               79,782            41,531             3,137             37,365
Shareholder servicing fees                                       120,324            79,603             5,892             46,559
Distribution fees                                                109,423            82,418             8,231              3,436
Custodian and accounting fees                                    133,986            33,823            52,391             21,260
Interest expense                                                   1,556                --                --                374
Printing and postage                                              16,983             9,126             5,304              4,520
Professional fees                                                 39,310            32,274            29,930             45,297
Registration fees                                                 29,161            12,667            24,694             27,505
Transfer agent fees                                               72,456            14,394            12,775             29,094
Trustees' fees                                                       749               388                29                350
Other                                                             10,707             3,258             2,517              6,818
-------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                 1,006,547           627,895           166,664            393,744
-------------------------------------------------------------------------------------------------------------------------------
Less amounts waived                                              136,853            66,744            30,793             65,497
Less expense reimbursements                                        6,109                --            86,395             13,021
-------------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                  863,585           561,151            49,476            315,226
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                     601,427           (74,150)            4,611            496,044
-------------------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                INTREPID                       INTERNATIONAL      INTERNATIONAL
                                                                EUROPEAN             JAPAN            GROWTH              VALUE
                                                                    FUND              FUND              FUND               FUND
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on
transactions from:
   Investments                                                18,046,870         3,232,543           201,361          3,182,021
   Futures                                                        (7,225)               --                --                466
   Foreign exchange contracts                                      4,413            26,888            (4,235)            65,721
Change in net unrealized appreciation (depreciation) of:
   Investments                                                (5,700,739)          554,190           124,508            232,019
   Futures                                                        (7,465)               --                --            (43,976)
   Foreign exchange translations                                 (14,100)           11,646              (608)            37,307

Net realized and unrealized gain (loss)
on investments, futures and foreign
exchange transactions                                         12,321,754         3,825,267           321,026          3,473,558
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                           $   12,923,181    $    3,751,117    $      325,637    $     3,969,602
-------------------------------------------------------------------------------------------------------------------------------
*  Includes reimbursements of
   investment advisory, administration
   and shareholder servicing fees :                       $           --    $           --    $           --    $         1,912
-------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                           INTERNATIONAL          EMERGING                        INTERNATIONAL
                                                           OPPORTUNITIES    MARKETS EQUITY       ASIA EQUITY             EQUITY
                                                                    FUND              FUND              FUND               FUND
INVESTMENT INCOME
Interest                                                  $       32,698    $        3,581    $           --    $        46,665
Dividend                                                       2,962,166         1,281,137           471,076         30,223,876
Dividend income from affiliated
investments*                                                      21,639                --                --             22,951
Securities lending (net)                                          36,694             4,922                --            281,632
Foreign tax withholding                                         (302,250)         (115,491)          (53,447)        (3,380,569)
-------------------------------------------------------------------------------------------------------------------------------
Total investment income                                        2,750,947         1,174,149           417,629         27,194,555
-------------------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                         597,577           501,861           191,711          8,623,246
Administration fees                                              132,780            66,129            25,360          1,223,936
Shareholder servicing fees                                       147,904            83,973            34,657          2,401,954
Distribution fees                                                 19,119             5,657             1,093            186,897
Custodian and accounting fees                                     65,662            63,470            78,124            364,948
Interest expense                                                     258                --             2,854                 --
Printing and postage                                              15,397             8,210             2,681             78,417
Professional fees                                                 42,348            44,259            40,415             47,967
Registration fees                                                 25,721            24,369            11,041             31,353
Transfer agent fees                                               58,143            31,631            18,571             86,057
Trustees' fees                                                     1,250               619               238             11,485
Other                                                             13,776            10,035             6,278             61,042
-------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                 1,119,935           840,213           413,023         13,117,302
-------------------------------------------------------------------------------------------------------------------------------
Less amounts waived                                               82,853            42,407           131,095          2,509,145
Less expense reimbursements                                           --             6,734             3,685                 --
-------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                              1,037,082           791,072           278,243         10,608,157
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                   1,713,865           383,077           139,386         16,586,398
-------------------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                           INTERNATIONAL          EMERGING                        INTERNATIONAL
                                                           OPPORTUNITIES    MARKETS EQUITY       ASIA EQUITY             EQUITY
                                                                    FUND              FUND              FUND               FUND
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on
transactions from:
   Investments                                                12,930,942         5,221,967         1,544,151        116,144,398
   Futures                                                       141,310                --                --                 --
   Foreign exchange contracts                                  1,059,817          (107,848)          (14,053)           556,102
Change in net unrealized
appreciation (depreciation) of:
   Investments                                                  (785,804)        4,256,385         2,792,220        (65,147,966)
   Futures                                                         1,573                --                --                 --
   Foreign exchange translations                                (473,486)           25,611            (5,224)            48,468

Net realized and unrealized gain (loss)
on investments, futures and foreign
exchange transactions                                         12,874,352         9,396,115         4,317,094         51,601,002
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                           $   14,588,217    $    9,779,192    $    4,456,480    $    68,187,400
-------------------------------------------------------------------------------------------------------------------------------
*  Includes reimbursements of
   investment advisory, administration
   and shareholder servicing fees:                        $        2,532    $           --    $           --    $        22,951
-------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES
IN NET ASSETS               FOR THE PERIODS INDICATED                (Unaudited)

                                                           INTREPID EUROPEAN FUND                     JAPAN FUND
                                                     ---------------------------------    ----------------------------------
                                                     11/1/04 THROUGH        YEAR ENDED    11/1/04 THROUGH         YEAR ENDED
                                                             4/30/05          10/31/04            4/30/05           10/31/04
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income (loss)                         $       601,427    $    1,287,088    $       (74,150)   $      (131,918)
Net realized gain (loss) on
investments and foreign
exchange transactions                                     18,044,058         8,513,291          3,259,431            (26,017)
Change in net unrealized appreciation
(depreciation) of investments and
foreign exchange translations                             (5,722,304)        2,764,719            565,836            409,311
----------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets
   from operations                                        12,923,181        12,565,098          3,751,117            251,376
----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                                       (937,860)          (48,547)                --                 --
Net realized gain on
investment transactions                                   (6,047,259)               --                 --                 --
----------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                    (6,985,119)          (48,547)                --                 --
----------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                       14,147,622        27,547,059         29,519,146         43,782,554
----------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets                   20,085,684        40,063,610         33,270,263         44,033,930
----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                      109,145,245        69,081,635         48,065,196          4,031,266
----------------------------------------------------------------------------------------------------------------------------
End of period                                        $   129,230,929    $  109,145,245    $    81,335,459    $    48,065,196
----------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                    $       599,028    $      935,461    $       (90,517)   $       (16,367)
----------------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                         INTERNATIONAL GROWTH FUND             INTERNATIONAL VALUE FUND
                                                     ---------------------------------    ----------------------------------
                                                     11/1/04 THROUGH        YEAR ENDED    11/1/04 THROUGH         YEAR ENDED
                                                             4/30/05          10/31/04            4/30/05           10/31/04
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income (loss)                         $         4,611    $       (7,591)   $       496,044    $     1,269,962
Net realized gain (loss) on
investments, futures and foreign
exchange transactions                                        197,126           104,542          3,248,208          9,725,852
Change in net unrealized appreciation
(depreciation) of investments, futures
and foreign exchange translations                            123,900           334,602            225,350           (993,883)
----------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets
   from operations                                           325,637           431,553          3,969,602         10,001,931
----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                                             --            (8,800)        (1,358,398)          (377,516)
----------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                           27,800             4,891         20,006,110         (5,370,285)
----------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets                      353,437           427,644         22,617,314          4,254,130
----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                        4,389,633         3,961,989         47,457,121         43,202,991
----------------------------------------------------------------------------------------------------------------------------
End of period                                        $     4,743,070    $    4,389,633    $    70,074,435    $    47,457,121
----------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                    $           684    $       (3,927)   $       420,153    $     1,282,507
----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                     INTERNATIONAL OPPORTUNITIES FUND        EMERGING MARKETS EQUITY FUND
                                                     ---------------------------------    ----------------------------------
                                                     11/1/04 THROUGH        YEAR ENDED    11/1/04 THROUGH         YEAR ENDED
                                                             4/30/05          10/31/04            4/30/05           10/31/04
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income                                $     1,713,865    $    3,021,660    $       383,077    $       875,684
Net realized gain (loss) on
investments, futures and foreign
exchange transactions                                     14,132,069        24,207,221          5,114,119         23,773,142
Change in net unrealized appreciation
(depreciation) of investments, futures
and foreign exchange translations                         (1,257,717)       (1,725,452)         4,281,996         (5,539,280)
----------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets
   from operations                                        14,588,217        25,503,429          9,779,192         19,109,546
----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                                     (4,549,864)       (4,530,199)          (617,724)          (939,677)
----------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                      (16,340,756)       (7,475,586)        17,134,825        (15,599,413)
----------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets                   (6,302,403)       13,497,644         26,296,293          2,570,456
----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                      190,426,469       176,928,825         84,067,106         81,496,650
----------------------------------------------------------------------------------------------------------------------------
End of period                                        $   184,124,066    $  190,426,469    $   110,363,399    $    84,067,106
----------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                    $       466,781    $    3,302,780    $       237,664    $       472,311
----------------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                              ASIA EQUITY FUND                 INTERNATIONAL EQUITY FUND
                                                     ---------------------------------    ----------------------------------
                                                     11/1/04 THROUGH        YEAR ENDED    11/1/04 THROUGH         YEAR ENDED
                                                             4/30/05          10/31/04            4/30/05           10/31/04
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income (loss)                         $       139,386    $      376,240    $    16,586,398    $    13,315,276
Net realized gain (loss) on
investments and foreign
exchange transactions                                      1,530,098         2,207,376        116,700,500          1,046,146
Change in net unrealized appreciation
(depreciation) of investments and
foreign exchange translations                              2,786,996        (1,817,178)       (65,099,498)       144,059,912
----------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets
   from operations                                         4,456,480           766,438         68,187,400        158,421,334
----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                                       (411,427)         (414,178)        (9,980,368)       (11,529,449)
----------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                        3,491,900        (3,424,912)     1,233,916,112        345,404,443
----------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets                    7,536,953        (3,072,652)     1,292,123,144        492,296,328
----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                       35,518,302        38,590,954      1,316,122,946        823,826,618
----------------------------------------------------------------------------------------------------------------------------
End of period                                        $    43,055,255    $   35,518,302    $ 2,608,246,090    $ 1,316,122,946
----------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                    $       (28,396)   $      243,645    $    10,521,589    $     3,915,559
----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL
STATEMENTS                                                           (Unaudited)

1.   ORGANIZATION

JPMorgan Trust I ("JPM I") (the "Trust") was organized on November 5, 2004, as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company.

The following are eight separate portfolios of the Trust (collectively, the "Funds"):

                                              FUND   CLASSES OFFERED
             JPMorgan Intrepid European Fund ("EF")  Class A, Class B, Class C, Institutional and Select
                         JPMorgan Japan Fund ("JF")  Class A and Class B
         JPMorgan International Growth Fund ("IGF")  Class A and Class B
          JPMorgan International Value Fund ("IVF")  Class A, Class B, Institutional and Select
  JPMorgan International Opportunities Fund ("IOF")  Class A, Class B, Institutional and Select
      JPMorgan Emerging Markets Equity Fund ("EMF")  Class A, Class B, Institutional and Select
                  JPMorgan Asia Equity Fund ("AEF")  Class A, Institutional and Select
         JPMorgan International Equity Fund ("IEF")  Class A, Class B, Class C and Select

Effective February 19, 2005, eight separate series of the Trust were renamed with the approval of the Board of Trustees as shown below:

                                          NEW NAME   OLD NAME
             JPMorgan Intrepid European Fund ("EF")  JPMorgan Fleming Intrepid European Fund
                         JPMorgan Japan Fund ("JF")  JPMorgan Fleming Japan Fund
         JPMorgan International Growth Fund ("IGF")  JPMorgan Fleming International Growth Fund
          JPMorgan International Value Fund ("IVF")  JPMorgan Fleming International Value Fund
  JPMorgan International Opportunities Fund ("IOF")  JPMorgan Fleming International Opportunities Fund
      JPMorgan Emerging Markets Equity Fund ("EMF")  JPMorgan Fleming Emerging Markets Equity Fund
                  JPMorgan Asia Equity Fund ("AEF")  JPMorgan Fleming Asia Equity Fund
         JPMorgan International Equity Fund ("IEF")  JPMorgan Fleming International Equity Fund

Prior to February 19, 2005, EF, JF, IGF, and AEF were separate series of J.P. Morgan Mutual Fund Group ("MFG"), IVF, IOF and EMF were separate series of J.P. Morgan Institutional Funds ("JPMIF"), and IEF was a separate series of J.P. Morgan Mutual Fund Select Group ("MFSG"). On August 19, 2004, the Boards of Trustees of the then existing Trusts each approved Agreements and Plans of Reorganization regarding the reorganization of each series of their respective Trust into a corresponding series of J.P. Morgan Mutual Fund Series ("JPMMFS").

At a special meeting of shareholders of the Funds held on January 20, 2005, and adjourned and reconvened on February 3, 2005, shareholders of each of the Funds approved the Agreement and Plan of Reorganization with respect to each Fund.

Effective after the close of business on February 18, 2005, pursuant to the Agreement and Plan of Reorganization, the Funds were each reorganized, by means of a tax-free reorganization, each as a separate series of JPMMFS.

Additionally, at a special meeting of shareholders on January 20, 2005, the shareholders of JPMMFS approved an Agreement and Plan of Reorganization and Redomiciliation providing for the reorganization and redomiciliation of each series of JPMMFS as a corresponding series of JPMorgan Trust I, a Delaware statutory trust, including those series of JPMMFS such as the Funds which became a series of JPMMFS as of February 18, 2005. Therefore, effective after the close of business on February 18, 2005, pursuant to the Agreement and Plan of Reorganization and Redomiciliation, the Funds were each reorganized and redomiciled, by means of a tax-free reorganization, as a separate series of JPMorgan Trust I.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Institutional and Select Classes. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Class A shares, for which front-end sales charges have been waived, may be subject to redemption charges as described in the Funds' prospectus.

On November 11, 2004, the Board of Trustees approved the decrease of the maximum front-end sales charge for Class A shares from 5.75% to 5.25% for shares purchased on or after November 15, 2004.

During the six months ended April 30, 2005, IEF Select Class received securities (Subscription in-kind) in exchange for shares of the Select Share Class.

Additional information regarding the subscription in-kind is included in note 12.

2. REORGANIZATION

On August 19, 2004, the Board of Trustees of the then existing Trusts approved management's proposal to merge the JPMorgan Global 50 Fund (the "Target Fund") into the JPMorgan Fleming International Opportunities Fund (the "Acquiring Fund"). Furthermore, on August 19, 2004, the Board of Trustees of the then existing Trusts, and on August 12, 2004, the Board of Trustees of the One Group Mutual Funds, each approved management's proposal to merge the One Group Diversified International Fund (the "Target Fund") into the JPMorgan Fleming International Equity Fund (the "Acquiring Fund").

The Agreement and Plan of Reorganization with respect to the JPMorgan Global 50 Fund and the One Group Diversified International Fund were approved by the Funds' shareholders at a special meeting of shareholders held on January 20, 2005,and adjourned and reconvened on February 3, 2005.

The mergers were effective after the close of business on February 18, 2005. The Acquiring Funds acquired all the assets and liabilities of the Target Funds as shown in the table below. The merger transactions were structured for tax purposes to qualify as tax-free reorganizations under the Internal Revenue Code of 1986. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Funds received the number of shares of the corresponding class in the Acquiring Funds with a value equal to their holdings in the Target Funds as of the close of business on the date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Values Per Share and Net Unrealized Appreciation immediately before and after the
Reorganization:

                                                                                       NET ASSET               NET
                                                    SHARES                                 VALUE        UNREALIZED
                                               OUTSTANDING          NET ASSETS         PER SHARE      APPRECIATION
TARGET FUND
JPMorgan Global 50 Fund                                                                            $     2,104,246
   Class A                                           6,796   $          92,087   $         13.55
   Select                                        1,450,520   $      19,754,560   $         13.62

ACQUIRING FUND
JPMorgan Fleming
International Opportunities Fund                                                                   $    46,686,527
   Class A                                       1,089,322   $      12,131,570   $         11.14
   Class B                                         110,813   $       1,227,833   $         11.08
   Institutional                                12,477,398   $     140,773,092   $         11.28
   Select                                        3,792,257   $      42,633,822   $         11.24

POST REORGANIZATION
JPMorgan International
Opportunities Fund                                                                                 $    48,790,773
   Class A                                       1,097,589   $      12,223,657   $         11.14
   Class B                                         110,813   $       1,227,833   $         11.08
   Institutional                                12,477,398   $     140,773,092   $         11.28
   Select                                        5,549,916   $      62,388,382   $         11.24

TARGET FUND
One Group Diversified
International Fund                                                                                 $   135,410,924
   Class A                                       2,528,286   $      36,807,785   $         14.56
   Class B                                         815,616   $      10,695,735   $         13.11
   Class C                                         139,093   $       1,822,056   $         13.10
   Class I                                      74,915,186   $   1,095,703,078   $         14.63

ACQUIRING FUND
JPMorgan Fleming
International Equity Fund                                                                          $   360,888,643
   Class A                                       2,738,575   $      82,279,433   $         30.04
   Class B                                          47,065   $       1,406,790   $         29.89
   Class C                                         482,284   $      14,386,592   $         29.83
   Select                                       52,127,589   $   1,569,841,175   $         30.12

POST REORGANIZATION
JPMorgan International Equity Fund                                                                 $   496,299,567
   Class A                                       3,964,002   $     119,087,218   $         30.04
   Class B                                         404,801   $      12,102,525   $         29.89
   Class C                                         543,368   $      16,208,648   $         29.83
   Select                                       88,515,676   $   2,665,544,253   $         30.12

3. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities, other than convertible bonds, with a maturity of 61 days or more at the purchase date held by the Funds will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Funds' Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indices, securities, and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. FUTURES CONTRACTS -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled, at which time a realized gain or loss is recognized.

Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner, allowing the Funds to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade.

As of April 30, 2005, the Funds held open outstanding futures contracts as listed on the Funds' Portfolios of Investments.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

     1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

     2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage each Fund's exposure to foreign currency exchange fluctuations. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, or the delivery of the currency exchange is made or taken, each Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of April 30, 2005, the Funds had outstanding forward foreign currency exchange contracts as listed on the Funds' Portfolios of Investments.

E. RESTRICTED AND ILLIQUID SECURITIES -- The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

F. SECURITIES ON LOAN -- All of the funds except IGF have been approved by the Board of Trustees for the lending of securities, through their custodian JPMorgan Chase Bank ("JPMCB", an affiliate of the Funds) acting as lending agent to certain borrowers. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after the rebate and fee, is included in the Statement of Operations as Securities lending (net).

The loans are secured by collateral at least equal at all times to the value of the securities loaned plus accrued interest. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund also continues to receive interest or dividends on the securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. JPMCB invests the cash collateral on behalf of the Funds in accordance with investment guidelines contained in the securities lending agreement.

At April 30, 2005, the market value of securities loaned and the amount of collateral received were as follows:

                       MARKET VALUE OF        MARKET VALUE OF
                     SECURITIES LOANED    COLLATERAL RECEIVED
FUND
EF                $         19,287,540   $         20,191,056
JF                           6,255,735              6,523,770
IVF                         10,076,069             10,615,850
IOF                         32,663,588             34,256,739
IEF                        428,153,023            449,001,448

JPMCB as lending agent receives a fee equal to 0.05% of the average dollar value of the loans of U.S. securities outstanding during a given month and 0.10% of the average dollar value of loans of non-U.S. securities outstanding during a given month from the Funds as detailed below:

EF                $              4,051
JF                               5,902
IVF                              1,899
IOF                              8,709
EMF                                199
IEF                             53,838

Risks of delay in recovery of securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the securities received. JPMCB will indemnify each Fund from any loss resulting from a borrower's failure to return a loaned security when due.

G. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of when-issued securities may be settled a month or more after the trade date; interest income is not accrued until settlement date.

H. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trusts are allocated proportionately among each of the Funds within the Trusts in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

I. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes.

Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Funds intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

J. FOREIGN TAXES -- The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

K. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

All shares of the JPMorgan Asia Equity Fund, JPMorgan Emerging Market Equity Fund, JPMorgan International Equity Fund, JPMorgan International Growth Fund, JPMorgan International Opportunities Fund, JPMorgan International Value Fund, JPMorgan Intrepid European Fund and JPMorgan Japan Fund (the Funds) held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share's market value. The redemption fee applies to most shares purchased after February 18, 2005. Redemption fees are paid directly to the applicable Funds.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. ("JPMIM") acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee rate for each Fund is as follows:

                                                           INVESTMENT
                                                     ADVISORY FEE (%)
FUND
EF                                                               0.65
JF                                                               1.00
IGF*                                                             0.80
IVF                                                              0.60
IOF                                                              0.60
EMF                                                              1.00
AEF                                                              1.00
IEF*                                                             0.80

   * Prior to February 19, 2005, the Investment Advisory Fee for IGF and IEF was 1.00% of their respective average daily net assets.

JPMIM, on behalf of EF, JF, IGF and IEF, has entered into an investment sub-advisory agreement with JPMorgan Asset Management (London) Limited ("JPMAM (London)"). JPMIM, on behalf of AEF, has entered into an investment sub-advisory agreement with JF International Management, Inc. ("JFIMI") an indirect subsidary of JPMorgan and affiliate of JPMIM. For its services as sub-advisor, JPMFAM (London) and JFIMI receive a portion of the fees payable to JPMIM.

The Advisors waived fees as outlined in Note 4.F.

The Funds may invest in one or more money market funds advised by JPMIM or its affiliates. Investment advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of such fees related to each Fund's investment in an affiliated money market fund to the extent required by law.

B. DISTRIBUTION FEES -- Effective February 19, 2005, pursuant to a Distribution Agreement with JPMorgan Distribution Services, Inc. ("JPMDS" or "Distributor"), an affiliate of JPMIM and the Administrator, serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. JPMDS receives no compensation in its capacity as the Funds' underwriter.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. ("JPMFD"), a wholly-owned subsidiary of The BISYS Group, Inc., served as the Funds' exclusive underwriter. JPMFD received no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted a Distribution Plan (the "Distribution Plan") for Class A, B and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (%):

                                              CLASS A      CLASS B      CLASS C
FUND
EF                                               0.25         0.75         0.75
JF                                               0.25         0.75          n/a
IGF                                              0.25         0.75          n/a
IVF                                              0.25         0.75          n/a
IOF                                              0.25         0.75          n/a
EMF                                              0.25         0.75          n/a
AEF                                              0.25          n/a          n/a
IEF                                              0.25         0.75         0.75

In addition, JPMDS is entitled to receive the front-end sales charge from purchases of Class A shares and the contingent deferred sales charges ("CDSC") from redemptions of Class B and Class C shares.

For the period 02/19/05 to 04/30/05, JPMDS received the following amounts as
Distributor:

                                                                                               FRONT-END
                                                                                                   SALES
                                                                                 12b-1            CHARGE              CDSC
FUND
EF                                                                     $        42,683   $        44,175   $         1,202
JF                                                                              37,437            59,728               863
IGF                                                                              8,231                52                --
IVF                                                                              1,809            12,495               113
IOF                                                                              7,066             2,516               629
EMF                                                                              3,265            22,343                --
AEF                                                                                522             4,301                --
IEF                                                                            102,002            78,219             2,969

JPMFD and JPMDS waived fees and reimbursed expenses as outlined in Note 4.F.

C. SHAREHOLDER SERVICING FEES - Effective February 19, 2005, the Trust has on behalf of the funds entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides account administration and personal account maintenance services to the shareholders. For performing these services, JPMDS receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below (%):

                                           CLASS A           CLASS B           CLASS C     INSTITUTIONAL            SELECT
FUND
EF                                            0.25              0.25              0.25              0.10              0.25
JF                                            0.25              0.25               n/a               n/a               n/a
IGF                                           0.25              0.25               n/a               n/a               n/a
IVF                                           0.25              0.25               n/a              0.10              0.25
IOF                                           0.25              0.25               n/a              0.10              0.25
EMF                                           0.25              0.25               n/a              0.10              0.25
AEF                                           0.25               n/a               n/a              0.10              0.25
IEF                                           0.25              0.25              0.25               n/a              0.25

JPMDS may enter into services contracts with certain entities under which it will pay all or a portion of the annual fee to such entities for performing shareholder and administrative services.

In addition, JPMDS, Charles Schwab & Co. ("Schwab"), and JPM I are parties to separate servicing and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of the Funds available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The Funds are not responsible for payments to Schwab under the Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between JPM I and JPMDS is terminated, the Funds would be responsible for ongoing payments to Schwab with respect to pre-termination shares.

Prior to February 19, 2005, JPMorgan Chase Bank N.A. ("JPMCB") served as the Funds' Shareholder Servicing Agent. JPMCB was subject to the fee rates disclosed in the previous table.

JPMCB and JPMDS waived shareholder servicing fees as outlined in Note 4.F.

D. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio custody and accounting services for the Funds. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian.

E. ADMINISTRATION FEE -- Effective February 19, 2005, pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. ("JPMFM" or "Administrator"), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market and non-investor funds in the JPMorgan Fund Complex and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to February 19, 2005, JPMCB served as the Funds' Administrator, subject to the same fee arrangements.

JPMCB and JPMFM waived Administration Fees and reimbursed expenses as outlined in Note 4.F.

BISYS Funds Services, L.P. ("BISYS") serves as the Funds' sub-administrator and will continue to do so until mid-2005. For its services as sub-administrator, BISYS received a portion of the fees paid to JPMCB or JPMFM as Administrator. Beginning in mid-2005, J.P. Morgan Investor Services Co. ("JPMIS") will serve as the Funds' sub-administrator. For its services as sub-administrator, JPMIS will receive a portion of the fees payable to the Administrator.

F. WAIVERS AND REIMBURSEMENTS - The Administrator, Advisor and Distributor have contractually agreed to waive fees and reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentages of the Funds' respective average daily net assets by class as shown in the table below (%):

                                                                                           INSTITUTIONAL            SELECT
                                           CLASS A           CLASS B           CLASS C             CLASS             CLASS
FUND
EF                                            1.75              2.50              2.50              1.00              1.50
JF                                            1.75              2.50               n/a               n/a               n/a
IGF                                           2.00              2.50               n/a               n/a               n/a
IVF                                           1.45              1.95               n/a              0.95              1.41
IOF*                                          1.42              1.92               n/a              0.92              1.17
EMF                                           2.00              2.50               n/a              1.45              1.75
AEF                                           1.75               n/a               n/a              1.35              1.50
IEF**                                         1.31              2.00              2.00               n/a              1.06

    * Prior to February 19, 2005, the contractual expense limitation for IOF Class A, Class B and Select Class were 1.90%, 2.40% and 1.20%, respectively.

   ** Prior to February 19, 2005, the contractual expense limitation for IEF
      Class A and Select Class were 1.50% and 1.25%, respectively.

The contractual expense limitation agreements were in effect for the six months ended April 30, 2005, and are due to expire on February 28, 2006.

For the six months ended April 30, 2005, the Funds' service providers waived fees and contractually reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and reimburse expenses in future years.

                                          CONTRACTUAL WAIVERS
             ----------------------------------------------------------------------------
             INVESTMENT                         SHAREHOLDER                                    CONTRACTUAL
               ADVISORY    ADMINISTRATION         SERVICING   DISTRIBUTION          TOTAL   REIMBURSEMENTS
FUND
EF           $   20,547   $        38,710   $        20,324   $         --   $     79,581   $        6,109
JF                   --             6,625            60,119             --         66,744               --
IGF              21,764             3,137             5,892             --         30,793           86,395
IVF              14,647            23,523            17,347             --         55,517           13,021
IOF                  --            30,498            52,355             --         82,853               --
EMF                  --            16,751            25,656             --         42,407            6,734
AEF             105,441            19,968             5,686             --        131,095            3,685
IEF             495,329            13,418         1,337,914             --      1,846,661               --

                                                          VOLUNTARY WAIVERS
                          --------------------------------------------------------------------------------
                               INVESTMENT                      SHAREHOLDER
                                 ADVISORY    ADMINISTRATION      SERVICING   DISTRIBUTION            TOTAL
FUND
EF                        $        34,399   $        22,873   $         --   $         --   $       57,272
IVF                                 5,989             3,991             --             --            9,980
IEF                               441,656           220,828             --             --          662,484

G. OTHER -- Certain officers of the Trusts are officers of JPMorgan Chase & Co. and BISYS or their subsidiaries. Such officers received no compensation from the Funds for serving in their respective roles.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Advisors.

The Funds may use related party broker/dealers. For the six months ended April 30, 2005, JF and AEF incurred approximately $2,118, and $3,880 as broker commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted exemptive orders permitting each fund to engage in principal transactions with J.P.Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

5. CLASS SPECIFIC EXPENSES

The Funds' class specific expenses for the six months ended April 30, 2005 are as follows:

                                                                 SHAREHOLDER
FUND                                                               SERVICING    DISTRIBUTION   TRANSFER AGENT*
EF
Class A                                                           $   48,202      $   48,202        $   29,806
Class B                                                               16,152          48,456            10,055
Class C                                                                4,255          12,765             2,673
Institutional                                                         20,324              --             6,109
Select                                                                31,391              --             6,828
--------------------------------------------------------------------------------------------------------------
                                                                  $  120,324      $  109,423        $   55,471
JF
Class A                                                           $   78,196      $   78,196        $    9,960
Class B                                                                1,407           4,222               195
--------------------------------------------------------------------------------------------------------------
                                                                  $   79,603      $   82,418        $   10,155
IGF
Class A                                                           $    4,723      $    4,723        $    9,610
Class B                                                                1,169           3,508             2,375
--------------------------------------------------------------------------------------------------------------
                                                                  $    5,892      $    8,231        $   11,985
IVF
Class A                                                           $    1,046      $    1,046        $    4,848
Class B                                                                  797           2,390             5,088
Institutional                                                         16,506              --             3,926
Select                                                                28,210              --            10,308
--------------------------------------------------------------------------------------------------------------
                                                                  $   46,559      $    3,436        $   24,170
IOF
Class A                                                           $   14,595      $   14,595        $   22,703
Class B                                                                1,508           4,524             2,272
Institutional                                                         67,389              --             9,064
Select                                                                64,412              --             9,993
--------------------------------------------------------------------------------------------------------------
                                                                  $  147,904      $   19,119        $   44,032

EMF
Class A                                                           $    3,341      $    3,341        $    7,740
Class B                                                                  772           2,316             1,463
Institutional                                                         27,662              --             4,228
Select                                                                52,198              --            11,980
--------------------------------------------------------------------------------------------------------------
                                                                  $   83,973      $    5,657        $   25,411
AEF
Class A                                                           $    1,093      $    1,093        $    4,385
Institutional                                                          8,847              --             4,371
Select                                                                24,717              --             6,349
--------------------------------------------------------------------------------------------------------------
                                                                  $   34,657      $    1,093        $   15,105
--------------------------------------------------------------------------------------------------------------

                                                                 SHAREHOLDER
FUND                                                               SERVICING    DISTRIBUTION   TRANSFER AGENT*
IEF
Class A                                                          $   115,433      $  115,433        $   29,807
Class B                                                                6,590          19,771               445
Class C                                                               17,231          51,693             4,526
Select                                                             2,262,700              --            26,662
--------------------------------------------------------------------------------------------------------------
                                                                 $ 2,401,954      $  186,897        $   61,440
--------------------------------------------------------------------------------------------------------------

   * Effective February 19,2005, the Funds no longer bear class specific charges relating to Transfer Agent fees. The amounts in the table above relate to the fees charged to each specific class prior to February 19, 2005.

6. CLASS SPECIFIC DISTRIBUTIONS

The Funds' class specific distributions from net investment income and realized gain on investment transactions for the six months ended April 30, 2005 and the year ended October 31, 2004 are as follows:

                                          SIX MONTHS ENDED 4/30/05                  YEAR ENDED 10/31/04
                                    ------------------------------------   ------------------------------------
                                                  NET                                    NET
FUND                                INVESTMENT INCOME      REALIZED GAIN   INVESTMENT INCOME      REALIZED GAIN
EF
Class A                                   $   224,069        $ 1,998,638         $        --         $       --
Class B                                        23,704            724,415                  --                 --
Class C                                         6,219            189,886                  --                 --
Institutional                                 479,730          2,006,003              46,310                 --
Select                                        204,138          1,128,317               2,237                 --
---------------------------------------------------------------------------------------------------------------
                                          $   937,860        $ 6,047,259         $    48,547         $       --
IGF
Class A                                   $        --        $        --         $     8,800         $       --

IVF
Class A                                   $    12,195        $        --         $        18         $       --
Class B                                        10,645                 --               1,031                 --
Institutional                                 861,968                 --             282,695                 --
Select                                        473,590                 --              93,772                 --
---------------------------------------------------------------------------------------------------------------
                                          $ 1,358,398        $        --         $   377,516         $       --
IOF
Class A                                   $   174,234        $        --         $   193,283         $       --
Class B                                         9,558                 --              22,172                 --
Institutional                               3,511,954                 --           3,539,890                 --
Select                                        854,118                 --             774,854                 --
---------------------------------------------------------------------------------------------------------------
                                          $ 4,549,864        $        --         $ 4,530,199         $       --
---------------------------------------------------------------------------------------------------------------

                                          SIX MONTHS ENDED 4/30/05                  YEAR ENDED 10/31/04
                                    ------------------------------------   ------------------------------------
                                                  NET                                    NET
FUND                                INVESTMENT INCOME      REALIZED GAIN   INVESTMENT INCOME      REALIZED GAIN
EMF
Class A                                   $     9,214        $        --        $      2,932         $       --
Class B                                           523                 --                 743                 --
Institutional                                 395,361                 --             685,507                 --
Select                                        212,626                 --             250,495                 --
---------------------------------------------------------------------------------------------------------------
                                          $   617,724        $        --        $    939,677         $       --
AEF
Class A                                   $     8,796        $        --        $      2,611         $       --
Institutional                                 217,198                 --             162,673                 --
Select                                        185,433                 --             248,894                 --
---------------------------------------------------------------------------------------------------------------
                                          $   411,427        $        --        $    414,178         $       --
IEF
Class A                                   $   408,118        $        --        $    350,761         $       --
Class B                                         9,893                 --               2,154                 --
Class C                                        40,022                 --              22,632                 --
Select                                      9,522,335                 --          11,153,902                 --
---------------------------------------------------------------------------------------------------------------
                                          $ 9,980,368        $        --        $ 11,529,449         $       --
---------------------------------------------------------------------------------------------------------------

7. INVESTMENT TRANSACTIONS

For the six months ended April 30, 2005, purchases and sales of investments (excluding short-term investments) are as follows:

                                                                                   PURCHASES              SALES
                                                                             (EXCLUDING U.S.    (EXCLUDING U.S.
                                                                                 GOVERNMENT)        GOVERNMENT)
FUND
EF                                                                            $  206,050,313     $  202,256,179
JF                                                                                83,490,143         58,654,335
IGF                                                                                1,021,517            384,230
IVF                                                                               36,802,895         21,888,082
IOF                                                                               57,215,009         87,234,889
EMF                                                                               70,153,510         59,916,050
AEF                                                                               15,740,530         15,591,090
IEF                                                                              380,599,511        300,736,919

8. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2005, are as follows:

                                                                       GROSS            GROSS    NET UNREALIZED
                                                  AGGREGATE       UNREALIZED       UNREALIZED      APPRECIATION
                                                       COST     APPRECIATION     DEPRECIATION    (DEPRECIATION)
FUND
EF                                          $   122,029,287   $    6,187,482   $  (3,543,638)    $    2,643,844
JF                                               74,544,929        3,674,669      (2,409,439)         1,265,230
IGF                                               3,975,455          761,744         (72,419)           689,325
IVF                                              62,765,863        8,534,548        (861,999)         7,672,549
IOF                                             147,937,781       36,994,777      (2,067,806)        34,926,971
EMF                                              88,870,509       16,775,460      (4,435,119)        12,340,341
AEF                                              32,177,764        7,932,269        (585,890)         7,346,379
IEF                                           2,211,437,668      306,078,519     (22,642,258)       283,436,261

9. BORROWINGS

Effective February 18, 2005, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund 's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing.

Prior to February 18, 2005, the Funds were allowed to borrow money for temporary or emergency purposes, pursuant to a Line of Credit dated April 17, 2003. This agreement enabled the Funds to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and a syndicate of banks, which permitted borrowings up to $250 million, collectively. Interest was charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also paid a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Funds. This agreement was terminated as of February 18, 2005.

Effective February 19,2005, the Funds began relying upon an exemptive order ("Order ") permitting the establishment and operation of an Interfund Lending Facility ("Facility "). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund 's borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (formerly One Group Mutual Funds) and may be relied upon by the Funds because they are investment companies in the same "group of investment companies"

(as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

The Funds had no borrowings outstanding at April 30, 2005, nor at any time during the six months then ended.

10. CONCENTRATIONS AND INDEMNIFICATIONS

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2005, substantially all of the Funds' net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 2005, EF, IGF, IVF, IOF, and IEF invested approximately 31.2%, 28.4%, 21.9%, 28.2% and 26.1%, respectively, of their respective portfolios in issuers in the United Kingdom. AEF invested 27.5% of its respective portfolio in issuers in South Korea. AEF invested 24.7% of its respective portfolio in issuers in Hong Kong. IGF invested 21.5% of its respective portfolio in issuers in Japan.

As of April 30, 2005, IVF invested approximately 21.3% of its net assets in securities issued by banking companies.

From time to time, the Funds may have a concentration of several shareholders, which may be a related party, holding a significant percentage of shares outstanding. At April 30, 2005, all of the outstanding shares of IGF are owned by a related party. Investment activities of these shareholders could have a material impact on the Funds.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

11. LEGAL PROCEEDINGS

NONE OF THE ACTIONS DESCRIBED BELOW ALLEGE THAT ANY UNLAWFUL ACTIVITY TOOK PLACE WITH RESPECT TO ANY FUNDS WHOSE FINANCIAL STATEMENTS ARE INCLUDED IN THIS REPORT.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services Inc., One Group Administrative Services Inc. and Banc One Investment Advisors Corporation ("BOIA"), the investment adviser to the former One Group Mutual Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, One Group Dealer Services Inc., One Group Administrative Services Inc., and BOIA (renamed JPMorgan Investment Advisors, Inc. effective February 19, 2005) became affiliates of both JPMIM and JPMCB. JPMDS (formerly One Group Dealer Services Inc.) and JPMFM (formerly One Group Administrative Services Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former

One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over a five year period commencing June 30, 2004. In addition, BOIA has agreed to undertakings relating to and has commenced implementation of among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the then incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the then incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. These lawsuits are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made.

Any Fund identified in this report as having acquired the assets of a former One Group Mutual Fund or that was acquired by a former One Group Mutual Fund will be reimbursed for all costs associated with these matters to ensure that the Fund or its successor incurs no expenses as it relates to the matters described above. A portion of these reimbursements may be from related parties.

                         12. CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows for the periods presented:

                                                                           INTREPID EUROPEAN FUND
                                                                    ------------------------------------
                                                                    SIX MONTHS ENDED          YEAR ENDED
                                                                       APRIL 30,2005    OCTOBER 31, 2004
CLASS A
AMOUNT
    Shares sold                                                     $      6,707,383    $     13,944,805
    Shares issued in reinvestment
    of distributions                                                       1,562,909                  --
    Shares redeemed                                                      (15,932,383)        (14,705,293)
--------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                              $     (7,662,091)   $       (760,488)
--------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                              314,070             745,738
    Shares issued in reinvestment
    of distributions                                                          76,463                  --
    Shares redeemed                                                         (746,133)           (788,462)
--------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                      (355,600)            (42,724)
--------------------------------------------------------------------------------------------------------

CLASS B
AMOUNT
    Shares sold                                                     $      1,191,003    $        992,374
    Shares issued in reinvestment
    of distributions                                                         571,634                  --
    Shares redeemed                                                       (2,113,695)         (2,226,336)
    Redemption fees                                                              (55)                 --
--------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                              $       (351,113)   $     (1,233,962)
--------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                               59,090              55,189
    Shares issued in reinvestment
    of distributions                                                          29,603                  --
    Shares redeemed                                                         (105,023)           (123,945)
--------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                       (16,330)            (68,756)
--------------------------------------------------------------------------------------------------------

                                                                     INTREPID EUROPEAN FUND (CONTINUED)
                                                                    ------------------------------------
                                                                    SIX MONTHS ENDED          YEAR ENDED
                                                                       APRIL 30,2005    OCTOBER 31, 2004
CLASS C
AMOUNT
    Shares sold                                                     $        364,109    $        775,340
    Shares issued in reinvestment
    of distributions                                                          86,327                  --
    Shares redeemed                                                         (585,746)           (987,325)
--------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                              $       (135,310)   $       (211,985)
--------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                               18,426              42,965
    Shares issued in reinvestment
    of distributions                                                           4,478                  --
    Shares redeemed                                                          (28,936)            (54,986)
--------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                        (6,032)            (12,021)
--------------------------------------------------------------------------------------------------------

INSTITUTIONAL
AMOUNT
    Shares sold                                                     $     12,262,710    $     29,311,032
    Shares issued in reinvestment
    of distributions                                                         478,385              10,635
    Shares redeemed                                                      (17,032,685)         (6,963,210)
--------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                              $     (4,291,590)   $     22,358,457
--------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                              564,429           1,494,897
    Shares issued in reinvestment
    of distributions                                                          23,110                 580
    Shares redeemed                                                         (788,015)           (355,746)
--------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                      (200,476)          1,139,731
--------------------------------------------------------------------------------------------------------

SELECT
AMOUNT
    Shares sold                                                     $     29,670,455    $      9,304,288
    Shares issued in reinvestment
    of distributions                                                       1,133,775               1,933
    Shares redeemed                                                       (4,216,504)         (1,911,184)
--------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                              $     26,587,726    $      7,395,037
--------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                            1,375,160             487,442
    Shares issued in reinvestment
    of distributions                                                          55,225                 106
    Shares redeemed                                                         (199,086)           (100,600)
--------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                     1,231,299             386,948
--------------------------------------------------------------------------------------------------------

                                                            JAPAN FUND                     INTERNATIONAL GROWTH FUND
                                                -----------------------------------   -----------------------------------
                                                SIX MONTHS ENDED         YEAR ENDED   SIX MONTHS ENDED         YEAR ENDED
                                                   APRIL 30,2005   OCTOBER 31, 2004      APRIL 30,2005   OCTOBER 31, 2004
CLASS A
AMOUNT
    Shares sold                                 $     32,926,199   $     48,292,799   $         17,248   $             --
    Shares issued in reinvestment
    of distributions                                          --                 --                 --              8,800
    Shares redeemed                                   (3,530,837)        (4,980,879)                --             (3,408)
    Redemption fees                                       (1,122)                --                 --                 --
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                          $     29,394,240   $     43,311,920   $         17,248   $          5,392
-------------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                        4,287,761          6,929,780              1,848                 --
    Shares issued in reinvestment
    of distributions                                          --                 --                 --              1,077
    Shares redeemed                                     (462,946)          (748,355)                --               (389)
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                 3,824,815          6,181,425              1,848                688
-------------------------------------------------------------------------------------------------------------------------

CLASS B
AMOUNT
    Shares sold                                 $        200,030   $      1,234,094   $         10,552   $             --
    Shares redeemed                                      (75,124)          (763,460)                --               (500)
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                          $        124,906   $        470,634   $         10,552   $           (500)
-------------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                           27,757            194,946              1,108                 --
    Shares redeemed                                      (10,460)          (124,062)                --                (65)
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                    17,297             70,884              1,108                (65)
-------------------------------------------------------------------------------------------------------------------------

                                                     INTERNATIONAL VALUE FUND          INTERNATIONAL OPPORTUNITIES FUND
                                                -----------------------------------   -----------------------------------
                                                SIX MONTHS ENDED         YEAR ENDED   SIX MONTHS ENDED         YEAR ENDED
                                                   APRIL 30,2005   OCTOBER 31, 2004     APRIL 30, 2005   OCTOBER 31, 2004
CLASS A
AMOUNT
    Shares sold                                 $      1,455,293   $        148,674   $        326,694   $      2,826,588
    Shares issued in connection with
    Fund reorganization (Note 2)                              --                 --             92,087                 --
    Shares issued in reinvestment
    of distributions                                       9,847                 16            121,405            152,426
    Shares redeemed                                      (15,284)           (41,301)        (5,197,731)        (2,600,413)
    Redemption fees                                         (100)                --                 --                 --
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                          $      1,449,756   $        107,389   $     (4,657,545)  $        378,601
-------------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                          127,622             15,006             29,988            276,887
    Shares issued in connection with
    Fund reorganization (Note 2)                              --                 --              8,266                 --
    Shares issued in reinvestment
    of distributions                                         898                  2             11,346             16,355
    Shares redeemed                                       (1,317)            (4,195)          (480,056)          (264,518)
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                   127,203             10,813           (430,456)            28,724
-------------------------------------------------------------------------------------------------------------------------

CLASS B
AMOUNT
    Shares sold                                 $        627,164   $        180,095   $         93,715   $         59,774
    Shares issued in reinvestment
    of distributions                                       9,164                978              8,635             19,838
    Shares redeemed                                     (124,805)           (56,361)          (298,910)          (436,878)
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                          $        511,523   $        124,712   $       (196,560)  $       (357,266)
-------------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                           55,409             18,490              8,597              6,331
    Shares issued in reinvestment
    of distributions                                         842                111                810              2,140
    Shares redeemed                                      (11,061)            (5,679)           (27,607)           (44,775)
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                    45,190             12,922            (18,200)           (36,304)
-------------------------------------------------------------------------------------------------------------------------

                                             INTERNATIONAL VALUE FUND (CONTINUED)  INTERNATIONAL OPPORTUNITIES FUND (CONTINUED)
                                             ------------------------------------  --------------------------------------------
                                             SIX MONTHS ENDED         YEAR ENDED       SIX MONTHS ENDED          YEAR ENDED
                                                APRIL 30,2005   OCTOBER 31, 2004         APRIL 30, 2005    OCTOBER 31, 2004
INSTITUTIONAL
AMOUNT
    Shares sold                              $     10,230,524   $      3,683,334       $     20,446,466    $     29,968,401
    Shares issued in reinvestment
    of distributions                                  644,664            231,541              1,117,758           1,220,797
    Shares redeemed                                (8,906,206)        (7,432,888)          (100,492,756)        (41,036,534)
---------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                       $      1,968,982   $     (3,518,013)      $    (78,928,532)   $     (9,847,336)
---------------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                       899,876            374,187              1,865,753           3,056,518
    Shares issued in reinvestment
    of distributions                                   58,393             25,899                103,305             129,596
    Shares redeemed                                  (785,176)          (753,137)            (9,139,306)         (4,149,669)
---------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                173,093           (353,051)            (7,170,248)           (963,555)
---------------------------------------------------------------------------------------------------------------------------

SELECT
AMOUNT
    Shares sold                              $     18,889,454   $      2,985,322       $     64,060,193    $     19,947,772
    Shares issued in connection with
    Fund reorganization (Note 2)                           --                 --             19,754,560                  --
    Shares issued in reinvestment
    of distributions                                  428,463             83,263                501,951             485,779
    Shares redeemed                                (3,242,012)        (5,152,958)           (16,866,188)        (18,083,136)
    Redemption fees                                       (56)                --                 (8,635)                 --
---------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                       $     16,075,849   $     (2,084,373)      $     67,441,881    $      2,350,415
---------------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                     1,638,545            306,110              5,890,706           2,011,277
    Shares issued in connection with
    Fund reorganization (Note 2)                           --                 --              1,757,659                  --
    Shares issued in reinvestment
    of distributions                                   38,845              9,324                 46,520              51,734
    Shares redeemed                                  (283,603)          (542,579)            (1,545,133)         (1,812,765)
---------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                              1,393,787           (227,145)             6,149,752             250,246
---------------------------------------------------------------------------------------------------------------------------

                                                    EMERGING MARKETS EQUITY FUND                ASIA EQUITY FUND
                                                -----------------------------------   -----------------------------------
                                                SIX MONTHS ENDED         YEAR ENDED   SIX MONTHS ENDED         YEAR ENDED
                                                  APRIL 30, 2005   OCTOBER 31, 2004     APRIL 30, 2005   OCTOBER 31, 2004
CLASS A
AMOUNT
    Shares sold                                 $      3,056,982   $      1,908,595   $      1,014,777   $        626,336
    Shares issued in reinvestment
    of distributions                                       4,550              2,606              7,458              2,033
    Shares redeemed                                     (599,246)          (716,146)          (353,215)          (419,249)
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                          $      2,462,286   $      1,195,055   $        669,020   $        209,120
-------------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                          280,296            216,489             49,672             34,169
    Shares issued in reinvestment
    of distributions                                         453                342                385                115
    Shares redeemed                                      (55,532)           (88,829)           (17,520)           (20,995)
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                   225,217            128,002             32,537             13,289
-------------------------------------------------------------------------------------------------------------------------

CLASS B
AMOUNT
    Shares sold                                 $      1,121,357   $        324,852   $             --   $             --
    Shares issued in reinvestment
    of distributions                                         481                688                 --                 --
    Shares redeemed                                      (89,015)          (155,498)                --                 --
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                          $      1,032,823   $        170,042   $             --   $             --
-------------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                          101,013             38,046                 --                 --
    Shares issued in reinvestment
    of distributions                                          48                 91                 --                 --
    Shares redeemed                                       (8,527)           (18,956)                --                 --
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                    92,534             19,181                 --                 --
-------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL
AMOUNT
    Shares sold                                 $      3,212,943   $      3,691,235   $      4,493,635   $     11,587,496
    Shares issued in reinvestment
    of distributions                                     314,679            533,769            115,088             53,366
    Shares redeemed                                   (6,034,078)       (25,584,325)       (13,406,184)        (8,564,609)
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                          $     (2,506,456)  $    (21,359,321)  $     (8,797,461)  $      3,076,253
-------------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                          291,677            438,863            253,262            617,528
    Shares issued in reinvestment
    of distributions                                      30,882             69,231              5,920              3,005
    Shares redeemed                                     (561,322)        (3,092,316)          (695,840)          (480,383)
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                  (238,763)        (2,584,222)          (436,658)           140,150
-------------------------------------------------------------------------------------------------------------------------

                                            EMERGING MARKETS EQUITY FUND (CONTINUED)      ASIA EQUITY FUND (CONTINUED)
                                            ----------------------------------------  -----------------------------------
                                              SIX MONTHS ENDED           YEAR ENDED   SIX MONTHS ENDED         YEAR ENDED
                                                APRIL 30, 2005     OCTOBER 31, 2004     APRIL 30, 2005   OCTOBER 31, 2004
SELECT
AMOUNT
    Shares sold                               $     35,545,396     $     16,304,846   $     14,722,161   $      7,195,089
    Shares issued in reinvestment
    of distributions                                   203,004              242,745            106,575             98,193
    Shares redeemed                                (19,602,228)         (12,152,780)        (3,208,395)       (14,003,567)
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                        $     16,146,172     $      4,394,811   $     11,620,341   $     (6,710,285)
-------------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                      3,232,922            1,852,104            716,401            387,403
    Shares issued in reinvestment
    of distributions                                    20,060               31,690              5,479              5,535
    Shares redeemed                                 (1,772,451)          (1,468,622)          (160,013)          (780,399)
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               1,480,531              415,172            561,867           (387,461)
-------------------------------------------------------------------------------------------------------------------------

                                                                         INTERNATIONAL EQUITY FUND
                                                                    ------------------------------------
                                                                    SIX MONTHS ENDED          YEAR ENDED
                                                                      APRIL 30, 2005    OCTOBER 31, 2004
CLASS A
AMOUNT
    Shares sold                                                     $     47,794,159    $     65,053,996
    Shares issued in connection with
    Fund reorganization (Note 2)                                          36,807,785                  --
    Shares issued in reinvestment
    of distributions                                                         121,839              70,827
    Shares redeemed                                                      (26,699,826)        (14,719,942)
--------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                              $     58,023,957    $     50,404,881
--------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                            1,331,971           2,550,952
    Shares issued in connection with
    Fund reorganization (Note 2)                                           1,225,427                  --
    Shares issued in reinvestment
    of distributions                                                           4,105               2,711
    Shares redeemed                                                         (615,517)           (572,062)
--------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                     1,945,986           1,981,601
--------------------------------------------------------------------------------------------------------

CLASS B
AMOUNT
    Shares sold                                                     $      1,613,238    $        695,087
    Shares issued in connection with
    Fund reorganization (Note 2)                                          10,695,735                  --
    Shares issued in reinvestment
    of distributions                                                           7,709               1,361
    Shares redeemed                                                         (603,687)           (163,500)
--------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                              $     11,712,995    $        532,948
--------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                               54,687              26,955
    Shares issued in connection with
    Fund reorganization (Note 2)                                             357,736                  --
    Shares issued in reinvestment
    of distributions                                                             262                  53
    Shares redeemed                                                          (20,435)             (6,228)
--------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                       392,250              20,780
--------------------------------------------------------------------------------------------------------

                                                                   INTERNATIONAL EQUITY FUND (CONTINUED)
                                                                   -------------------------------------
                                                                    SIX MONTHS ENDED          YEAR ENDED
                                                                      APRIL 30, 2005    OCTOBER 31, 2004
CLASS C
AMOUNT
    Shares sold                                                     $      9,785,839    $      7,453,646
    Shares issued in connection with
    Fund reorganization (Note 2)                                           1,822,056                  --
    Shares issued in reinvestment
    of distributions                                                          10,465               7,631
    Shares redeemed                                                         (673,302)         (1,433,460)
--------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                              $     10,945,058    $      6,027,817
--------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                              336,186             293,354
    Shares issued in connection with
    Fund reorganization (Note 2)                                              61,084                  --
    Shares issued in reinvestment
    of distributions                                                             354                 294
    Shares redeemed                                                          (23,036)            (56,464)
--------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                       374,588             237,184
--------------------------------------------------------------------------------------------------------

SELECT
AMOUNT
    Shares sold                                                     $    336,843,481    $    616,760,641
    Shares issued in connection with
    Fund reorganization (Note 2)                                       1,095,703,078                  --
    Subscription in-kind                                                 234,870,782                  --
    Shares issued in reinvestment
    of distributions                                                       3,071,146           4,060,159
    Shares redeemed                                                     (517,247,351)       (332,382,003)
    Redemption fees                                                           (7,034)                 --
--------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                              $  1,153,234,102    $    288,438,797
--------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                              687,666          23,753,436
    Shares issued in connection with
    Fund reorganization (Note 2)                                          36,388,087                  --
    Subscription in-kind                                                  14,401,160                  --
    Shares issued in reinvestment
    of distributions                                                         102,961             154,788
    Shares redeemed                                                      (12,871,848)        (13,176,013)
--------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                    38,708,026          10,732,211
--------------------------------------------------------------------------------------------------------

JPMORGAN FUNDS

FINANCIAL HIGHLIGHTS                                                 (Unaudited)

CLASS A SHARES

                                                        PER SHARE OPERATING PERFORMANCE:
                                      --------------------------------------------------------------------
                                                              INCOME FROM INVESTMENT OPERATIONS:
                                                   -------------------------------------------------------
                                                                   NET GAINS
                                                                OR LOSSES ON       REDEMPTION
                                       NET ASSET          NET     SECURITIES   FEES COLLECTED
                                          VALUE,   INVESTMENT          (BOTH             FROM   TOTAL FROM
                                       BEGINNING       INCOME   REALIZED AND    REDEMPTION OF   INVESTMENT
                                       OF PERIOD       (LOSS)    UNREALIZED)      FUND SHARES   OPERATIONS
INTREPID EUROPEAN FUND
11/1/04 Through 4/30/05               $    19.81         0.06^          2.36               --         2.42
Year Ended 10/31/04                   $    16.94         0.19^          2.68                          2.87
Year Ended 10/31/03                   $    13.23         0.02^          3.78               --         3.80
Year Ended 10/31/02                   $    12.96         0.14^          0.13                          0.27
Year Ended 10/31/01                   $    17.87         0.02^         (3.24)              --        (3.22)
Year Ended 10/31/00                   $    16.52        (0.12)^         1.83               --         1.71

JAPAN FUND
11/1/04 Through 4/30/05               $     7.02        (0.01)^         0.60               --^(b)     0.59
Year Ended 10/31/04                   $     6.68        (0.04)^         0.38               --         0.34
Year Ended 10/31/03                   $     4.43        (0.05)^         2.30               --         2.25
Year Ended 10/31/02                   $     5.29        (0.06)         (0.80)              --        (0.86)
Year Ended 10/31/01                   $     8.12        (0.08)^        (2.75)              --        (2.83)
Year Ended 10/31/00                   $     9.84        (0.15)^        (1.57)              --        (1.72)

INTERNATIONAL GROWTH FUND
11/01/04 Through 4/30/05              $     8.63         0.01^          0.64               --         0.65
Year Ended 10/31/04                   $     7.80        (0.01)          0.86               --         0.85
Year Ended 10/31/03                   $     6.25         0.02           1.53               --         1.55
Year Ended 10/31/02                   $     7.22        (0.01)         (0.96)              --        (0.97)
12/29/00* Through 10/31/01            $    10.00        (0.01)         (2.76)              --        (2.77)

                                           PER SHARE OPERATING PERFORMANCE:
                                      ------------------------------------------
                                                  LESS DISTRIBUTIONS:
                                      ------------------------------------------
                                       DIVIDENDS
                                        FROM NET   DISTRIBUTIONS
                                      INVESTMENT    FROM CAPITAL           TOTAL
                                          INCOME           GAINS   DISTRIBUTIONS
INTREPID EUROPEAN FUND
11/1/04 Through 4/30/05                     0.13            1.12            1.25
Year Ended 10/31/04                           --              --              --
Year Ended 10/31/03                         0.09              --            0.09
Year Ended 10/31/02                           --              --              --
Year Ended 10/31/01                           --            1.69            1.69
Year Ended 10/31/00                           --            0.36            0.36

JAPAN FUND
11/1/04 Through 4/30/05                       --              --              --
Year Ended 10/31/04                           --              --              --
Year Ended 10/31/03                           --              --              --
Year Ended 10/31/02                           --              --              --
Year Ended 10/31/01                           --              --              --
Year Ended 10/31/00                           --              --              --

INTERNATIONAL GROWTH FUND
11/01/04 Through 4/30/05                      --              --              --
Year Ended 10/31/04                         0.02              --            0.02
Year Ended 10/31/03                           --              --              --
Year Ended 10/31/02                           --              --              --
12/29/00* Through 10/31/01                  0.01              --            0.01

  * Commencement of operations.
  ^ Calculated based upon average shares outstanding.
(b) Amount rounds to less than $0.01

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                      PER SHARE OPERATING PERFORMANCE:                RATIOS/SUPPLEMENTAL DATA:
                                      --------------------------------     -----------------------------------------------
                                                                                           RATIOS TO AVERAGE NET ASSETS: #
                                                                                           -------------------------------
                                                                             NET ASSETS,                               NET
                                       NET ASSET                                  END OF                        INVESTMENT
                                      VALUE, END                 TOTAL            PERIOD        NET                 INCOME
                                       OF PERIOD         RETURN (1)(a)     (000 OMITTED)   EXPENSES                 (LOSS)
INTREPID EUROPEAN FUND
11/1/04 Through 4/30/05               $    20.98                 12.37%    $      30,429       1.66%                  0.52%
Year Ended 10/31/04                   $    19.81                 16.94%    $      35,781       1.75%                  1.01%
Year Ended 10/31/03                   $    16.94                 28.94%    $      31,322       1.70%                  0.17%
Year Ended 10/31/02                   $    13.23                  2.08%    $      27,208       1.65%                  1.03%
Year Ended 10/31/01                   $    12.96                (19.49%)   $      32,317       1.75%                  0.17%
Year Ended 10/31/00                   $    17.87                 10.13%    $      75,801       1.74%                 (0.60%)

JAPAN FUND
11/1/04 Through 4/30/05               $     7.61                  8.40%    $      80,175       1.75%                 (0.22%)
Year Ended 10/31/04                   $     7.02                  5.09%    $      47,106       1.75%                 (0.60%)
Year Ended 10/31/03                   $     6.68                 50.79%    $       3,562       1.75%                 (1.02%)
Year Ended 10/31/02                   $     4.43                (16.26%)   $         734       1.75%                 (1.26%)
Year Ended 10/31/01                   $     5.29                (34.85%)   $         751       1.75%                 (1.22%)
Year Ended 10/31/00                   $     8.12                (17.48%)   $       2,448       1.77%                 (1.54%)

INTERNATIONAL GROWTH FUND
11/01/04 Through 4/30/05              $     9.28                  7.53%    $       3,800       2.00%                  0.29%
Year Ended 10/31/04                   $     8.63                 10.93%    $       3,519       2.00%                 (0.08%)
Year Ended 10/31/03                   $     7.80                 24.80%    $       3,174       2.00%                  0.36%
Year Ended 10/31/02                   $     6.25                (13.43%)   $       2,543       2.00%                 (0.12%)
12/29/00* Through 10/31/01            $     7.22                (27.68%)   $       2,922       2.00%                 (0.11%)

                                                       RATIOS/SUPPLEMENTAL DATA:
                                      ----------------------------------------------------------
                                             RATIOS TO AVERAGE NET ASSETS: #
                                      --------------------------------------------
                                                                    NET INVESTMENT
                                                  EXPENSES           INCOME (LOSS)
                                          WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                            REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                                      AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (a)
INTREPID EUROPEAN FUND
11/1/04 Through 4/30/05                               1.85%                   0.33%          169%
Year Ended 10/31/04                                   2.13%                   0.63%          440%
Year Ended 10/31/03                                   2.47%                  (0.60%)         717%
Year Ended 10/31/02                                   2.45%                   0.23%        1,021%
Year Ended 10/31/01                                   2.07%                  (0.15%)         564%
Year Ended 10/31/00                                   1.95%                  (0.81%)         161%

JAPAN FUND
11/1/04 Through 4/30/05                               1.96%                  (0.43%)          94%
Year Ended 10/31/04                                   2.84%~                 (1.69%)~        221%
Year Ended 10/31/03                                  19.54%~                (18.81%)~        797%
Year Ended 10/31/02                                  22.18%~                (21.69%)~        409%
Year Ended 10/31/01                                   9.28%~                 (8.75%)~        196%
Year Ended 10/31/00                                   5.49%~                 (5.26%)~        123%

INTERNATIONAL GROWTH FUND
11/01/04 Through 4/30/05                              6.95%                  (4.66%)           8%
Year Ended 10/31/04                                   7.25%                  (5.33%)          47%
Year Ended 10/31/03                                   7.29%                  (4.93%)          38%
Year Ended 10/31/02                                   7.20%                  (5.32%)          73%
12/29/00* Through 10/31/01                            5.19%                  (3.30%)          35%

(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
  ~ Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

          SEE NOTES TO FINANCIAL STATEMENTS.

                                                        PER SHARE OPERATING PERFORMANCE:
                                      --------------------------------------------------------------------
                                                             INCOME FROM INVESTMENT OPERATIONS:
                                                   -------------------------------------------------------
                                                                   NET GAINS
                                                                OR LOSSES ON       REDEMPTION
                                       NET ASSET          NET     SECURITIES   FEES COLLECTED
                                          VALUE,   INVESTMENT          (BOTH             FROM   TOTAL FROM
                                       BEGINNING       INCOME   REALIZED AND    REDEMPTION OF   INVESTMENT
                                       OF PERIOD       (LOSS)    UNREALIZED)      FUND SHARES   OPERATIONS
INTERNATIONAL VALUE FUND
11/1/04 Through 4/30/05               $    10.59         0.13^          0.82               --^(b)     0.95
Year Ended 10/31/04                   $     8.53         0.27^          1.79               --         2.06
Year Ended 10/31/03                   $     6.98         0.03^          1.77               --         1.80
Year Ended 10/31/02                   $     8.27         0.15^         (1.32)              --        (1.17)
9/28/01** Through 10/31/01            $     8.12        (0.01)^         0.16               --         0.15

INTERNATIONAL OPPORTUNITIES FUND
11/1/04 Through 4/30/05               $    10.17         0.04^          0.69               --         0.73
Year Ended 10/31/04                   $     9.10         0.08^          1.16               --         1.24
Year Ended 10/31/03                   $     7.49          (--)^(b)      1.68               --         1.68
Year Ended 10/31/02                   $     8.63         0.02          (1.09)              --        (1.07)
9/10/01** Through 10/31/01            $     9.18        (0.01)^        (0.54)              --        (0.55)

EMERGING MARKETS EQUITY FUND
11/01/04 Through 4/30/05              $     9.50         0.03^          1.12               --         1.15
Year Ended 10/31/04                   $     7.49         0.05^          2.06               --         2.11
Year Ended 10/31/03                   $     5.21         0.04^          2.27               --         2.31
Year Ended 10/31/02                   $     5.14        (0.06)^         0.17               --         0.11
9/28/01** Through 10/31/01            $     4.88        (0.01)^         0.27               --         0.26

                                            PER SHARE OPERATING PERFORMANCE:
                                      ------------------------------------------
                                                  LESS DISTRIBUTIONS:
                                      ------------------------------------------
                                       DIVIDENDS
                                        FROM NET   DISTRIBUTIONS
                                      INVESTMENT    FROM CAPITAL           TOTAL
                                          INCOME           GAINS   DISTRIBUTIONS
INTERNATIONAL VALUE FUND
11/1/04 Through 4/30/05                     0.30              --            0.30
Year Ended 10/31/04                           --(b)           --              --(b)
Year Ended 10/31/03                         0.25              --            0.25
Year Ended 10/31/02                         0.12              --            0.12
9/28/01** Through 10/31/01                    --              --              --

INTERNATIONAL OPPORTUNITIES FUND
11/1/04 Through 4/30/05                     0.15              --            0.15
Year Ended 10/31/04                         0.17              --            0.17
Year Ended 10/31/03                         0.07              --            0.07
Year Ended 10/31/02                         0.07              --            0.07
9/10/01** Through 10/31/01                    --              --              --

EMERGING MARKETS EQUITY FUND
11/01/04 Through 4/30/05                    0.06              --            0.06
Year Ended 10/31/04                         0.10              --            0.10
Year Ended 10/31/03                         0.03              --            0.03
Year Ended 10/31/02                         0.04              --            0.04
9/28/01** Through 10/31/01                    --              --              --

 ** Commencement of offering of class of shares.
  ^ Calculated based upon average shares outstanding.
(b) Amount rounds to less than $0.01

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                      PER SHARE OPERATING PERFORMANCE:                RATIOS/SUPPLEMENTAL DATA:
                                      --------------------------------     -----------------------------------------------
                                                                                           RATIOS TO AVERAGE NET ASSETS: #
                                                                                           -------------------------------
                                                                             NET ASSETS,                               NET
                                       NET ASSET                                  END OF                        INVESTMENT
                                      VALUE, END                 TOTAL            PERIOD        NET                 INCOME
                                       OF PERIOD         RETURN (1)(a)     (000 OMITTED)   EXPENSES                 (LOSS)
INTERNATIONAL VALUE FUND
11/1/04 Through 4/30/05               $    11.24                  9.08%    $       1,631       1.45%                  2.23%
Year Ended 10/31/04                   $    10.59                 24.18%    $         189       1.45%                  2.76%
Year Ended 10/31/03                   $     8.53                 26.71%    $          60       1.45%                  0.37%
Year Ended 10/31/02                   $     6.98                (14.34%)   $         163       1.45%                  1.13%
9/28/01** Through 10/31/01            $     8.27                  1.85%    $          10       1.45%                 (0.89%)

INTERNATIONAL OPPORTUNITIES FUND
11/1/04 Through 4/30/05               $    10.75                  7.11%    $       8,259       1.72%(c)               0.83%
Year Ended 10/31/04                   $    10.17                 13.81%    $      12,195       1.90%                  0.85%
Year Ended 10/31/03                   $     9.10                 22.70%    $      10,650       1.90%                 (0.02%)
Year Ended 10/31/02                   $     7.49                (12.55%)   $      12,057       1.90%                  0.20%
9/10/01** Through 10/31/01            $     8.63                 (5.99%)   $      21,237       1.90%                 (0.48%)

EMERGING MARKETS EQUITY FUND
11/01/04 Through 4/30/05              $    10.59                 12.09%    $       3,914       1.95%                  0.50%
Year Ended 10/31/04                   $     9.50                 28.44%    $       1,372       2.00%                  0.51%
Year Ended 10/31/03                   $     7.49                 44.65%    $         124       2.00%                  0.59%
Year Ended 10/31/02                   $     5.21                  2.14%    $          46       2.00%                 (0.47%)
9/28/01** Through 10/31/01            $     5.14                  5.33%    $          11       2.00%                 (1.53%)

                                                       RATIOS/SUPPLEMENTAL DATA:
                                      ----------------------------------------------------------
                                             RATIOS TO AVERAGE NET ASSETS: #
                                      --------------------------------------------
                                                                    NET INVESTMENT
                                                  EXPENSES           INCOME (LOSS)
                                          WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                            REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                                      AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (a)
INTERNATIONAL VALUE FUND
11/1/04 Through 4/30/05                               2.76%                   0.92%           40%
Year Ended 10/31/04                                   6.96%~                 (2.75%)~        108%
Year Ended 10/31/03                                  10.04%~                 (8.22%)~        132%
Year Ended 10/31/02                                  15.97%~                (13.39%)~        138%
9/28/01** Through 10/31/01                           11.06%~                (10.50%)~         85%(y)

INTERNATIONAL OPPORTUNITIES FUND
11/1/04 Through 4/30/05                               1.79%                   0.76%           29%
Year Ended 10/31/04                                   2.12%                   0.63%           98%
Year Ended 10/31/03                                   2.39%                  (0.51%)          79%
Year Ended 10/31/02                                   1.98%                   0.12%          121%
9/10/01** Through 10/31/01                            1.90%                  (0.48%)         110%

EMERGING MARKETS EQUITY FUND
11/01/04 Through 4/30/05                              2.51%                  (0.06%)          63%
Year Ended 10/31/04                                   5.68%~                 (3.17%)~        118%
Year Ended 10/31/03                                  24.54%~                (21.95%)~         85%
Year Ended 10/31/02                                  37.57%~                (36.04%)~         69%
9/28/01** Through 10/31/01                           12.12%~                (11.65%)~         76%(x)

(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized for periods less than one year.
(c) Effective February 19, 2005, the contractual expense limitation is 1.42%.
  # Short periods have been annualized.
  ~ Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(y) Prior to September 10, 2001, IVF invested all of its investable assets in The International Equity Portfolio ("IEP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IEP.
(x) Prior to September 10, 2001, EMF invested all of its investable assets in the Emerging Markets Equity Portfolio ("EMP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of EMP.

          SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    PER SHARE OPERATING PERFORMANCE:
                                   -------------------------------------------------------------------------------------------------
                                                  INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                               ----------------------------------------   ------------------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                    NET ASSET         NET       SECURITIES                 DIVIDENDS
                                       VALUE,  INVESTMENT            (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS           TOTAL
                                    BEGINNING      INCOME     REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL   DIVIDENDS AND
                                    OF PERIOD      (LOSS)      UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
ASIA EQUITY FUND
11/1/04 Through 4/30/05            $    18.32        0.05^            2.36         2.41         0.23              --            0.23
Year Ended 10/31/04                $    17.74        0.06^            0.63         0.69         0.11              --            0.11
Year Ended 10/31/03                $    13.69          --^(b)         4.05         4.05           --              --              --
11/1/01* Through 10/31/02          $    15.00       (0.02)           (1.29)       (1.31)          --              --              --

INTERNATIONAL EQUITY FUND
11/1/04 Through 4/30/05            $    27.09        0.20^            1.78         1.98         0.13              --            0.13
Year Ended 10/31/04                $    23.17        0.27^            3.86         4.13         0.21              --            0.21
Year Ended 10/31/03                $    19.42        0.28^            3.66         3.94         0.19              --            0.19
2/28/02** Through 10/31/02         $    21.81        0.04^           (2.37)       (2.33)        0.06              --            0.06

  * Commencement of operations.
 ** Commencement of offering of class of shares.
  ^ Calculated based upon average shares outstanding.
(b) Amount rounds to less than $0.01.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                   PER SHARE OPERATING PERFORMANCE:               RATIOS/SUPPLEMENTAL DATA:
                                   --------------------------------    -----------------------------------------------
                                                                                       RATIOS TO AVERAGE NET ASSETS: #
                                                                                       -------------------------------
                                                                         NET ASSETS,                               NET
                                    NET ASSET                                 END OF                        INVESTMENT
                                   VALUE, END                 TOTAL           PERIOD        NET                 INCOME
                                    OF PERIOD         RETURN (1)(a)    (000 OMITTED)   EXPENSES                  (LOSS)
ASIA EQUITY FUND
11/1/04 Through 4/30/05            $    20.50                 13.15%   $       1,240       1.76%                  0.50%
Year Ended 10/31/04                $    18.32                  3.91%   $         513       1.75%                  0.34%
Year Ended 10/31/03                $    17.74                 29.58%   $         261       1.75%                  0.02%
11/1/01* Through 10/31/02          $    13.69                 (8.73%)  $       2,282       1.75%                 (0.12%)

INTERNATIONAL EQUITY FUND
11/1/04 Through 4/30/05            $    28.94                  7.31%   $     124,275       1.40%@                 1.38%
Year Ended 10/31/04                $    27.09                 17.86%   $      63,622       1.50%                  1.03%
Year Ended 10/31/03                $    23.17                 20.41%   $       8,502       1.50%                  1.28%
2/28/02** Through 10/31/02         $    19.42                (10.70%)  $          91       1.50%                  0.50%

                                                    RATIOS/SUPPLEMENTAL DATA:
                                   -----------------------------------------------------------
                                          RATIOS TO AVERAGE NET ASSETS: #
                                   --------------------------------------------
                                                                 NET INVESTMENT
                                               EXPENSES           INCOME (LOSS)
                                       WITHOUT WAIVERS,        WITHOUT WAIVERS,      PORTFOLIO
                                         REIMBURSEMENTS          REIMBURSEMENTS       TURNOVER
                                   AND EARNINGS CREDITS    AND EARNINGS CREDITS       RATE (a)
ASIA EQUITY FUND
11/1/04 Through 4/30/05                            3.38%                  (1.12%)           42%
Year Ended 10/31/04                                5.07%~                 (2.98%)~         175%
Year Ended 10/31/03                                4.83%~                 (3.06%)~         172%
11/1/01* Through 10/31/02                          5.16%~                 (3.53%)~         106%

INTERNATIONAL EQUITY FUND
11/1/04 Through 4/30/05                            1.65%                   1.13%            16%
Year Ended 10/31/04                                1.93%                   0.60%            24%
Year Ended 10/31/03                                2.69%~                  0.09%~           16%
2/28/02** Through 10/31/02                        55.25%~                (53.25%)~          20%

(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
  ~ Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
  @ Effective February 19, 2005, the contractual expense limitation is 1.31%.

          SEE NOTES TO FINANCIAL STATEMENTS.

CLASS B SHARES

                                                     PER SHARE OPERATING PERFORMANCE:
                                   --------------------------------------------------------------------
                                                           INCOME FROM INVESTMENT OPERATIONS:
                                                -------------------------------------------------------
                                                                NET GAINS
                                                             OR LOSSES ON       REDEMPTION
                                    NET ASSET          NET     SECURITIES   FEES COLLECTED
                                       VALUE,   INVESTMENT          (BOTH             FROM   TOTAL FROM
                                    BEGINNING       INCOME   REALIZED AND    REDEMPTION OF   INVESTMENT
                                    OF PERIOD       (LOSS)    UNREALIZED)      FUND SHARES   OPERATIONS
INTREPID EUROPEAN FUND
11/1/04 Through 4/30/05            $    18.71         0.02^          2.21               --^(b)     2.23
Year Ended 10/31/04                $    16.08         0.08^          2.55               --         2.63
Year Ended 10/31/03                $    12.63        (0.06)^         3.59               --         3.53
Year Ended 10/31/02                $    12.48         0.05^          0.10               --         0.15
Year Ended 10/31/01                $    17.38        (0.09)^        (3.12)              --        (3.21)
Year Ended 10/31/00                $    16.18        (0.27)^         1.83               --         1.56

JAPAN FUND
11/1/04 Through 4/30/05            $     6.64        (0.04)^         0.57               --         0.53
Year Ended 10/31/04                $     6.36        (0.10)^         0.38               --         0.28
Year Ended 10/31/03                $     4.25        (0.11)^         2.22               --         2.11
Year Ended 10/31/02                $     5.13        (0.12)         (0.76)              --        (0.88)
Year Ended 10/31/01                $     7.93        (0.13)^        (2.67)              --        (2.80)
Year Ended 10/31/00                $     9.65        (0.22)^        (1.50)              --        (1.72)

INTERNATIONAL GROWTH FUND
11/1/04 Through 4/30/05            $     8.50        (0.01)^         0.63               --         0.62
Year Ended 10/31/04                $     7.70        (0.04)          0.84               --         0.80
Year Ended 10/31/03                $     6.20        (0.01)          1.51               --         1.50
Year Ended 10/31/02                $     7.19        (0.04)         (0.95)              --        (0.99)
12/29/00* Through 10/31/01         $    10.00        (0.04)         (2.77)              --        (2.81)

                                        PER SHARE OPERATING PERFORMANCE:
                                   ------------------------------------------
                                               LESS DISTRIBUTIONS:
                                   ------------------------------------------
                                    DIVIDENDS
                                     FROM NET   DISTRIBUTIONS
                                   INVESTMENT    FROM CAPITAL           TOTAL
                                       INCOME           GAINS   DISTRIBUTIONS
INTREPID EUROPEAN FUND
11/1/04 Through 4/30/05                  0.04            1.12            1.16
Year Ended 10/31/04                        --              --              --
Year Ended 10/31/03                      0.08              --            0.08
Year Ended 10/31/02                        --              --              --
Year Ended 10/31/01                        --            1.69            1.69
Year Ended 10/31/00                        --            0.36            0.36

JAPAN FUND
11/1/04 Through 4/30/05                    --              --              --
Year Ended 10/31/04                        --              --              --
Year Ended 10/31/03                        --              --              --
Year Ended 10/31/02                        --              --              --
Year Ended 10/31/01                        --              --              --
Year Ended 10/31/00                        --              --              --

INTERNATIONAL GROWTH FUND
11/1/04 Through 4/30/05                    --              --              --
Year Ended 10/31/04                        --              --              --
Year Ended 10/31/03                        --              --              --
Year Ended 10/31/02                        --              --              --
12/29/00* Through 10/31/01                 --              --              --

  * Commencement of operations.
  ^ Calculated based upon average shares outstanding.
(b) Amount rounds to less than $0.01

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                   PER SHARE OPERATING PERFORMANCE:               RATIOS/SUPPLEMENTAL DATA:
                                   --------------------------------    ----------------------------------------------
                                                                                      RATIOS TO AVERAGE NET ASSETS: #
                                                                                      -------------------------------
                                                                         NET ASSETS,                              NET
                                    NET ASSET                                 END OF                       INVESTMENT
                                   VALUE, END                 TOTAL           PERIOD       NET                 INCOME
                                    OF PERIOD         RETURN (1)(a)    (000 OMITTED)  EXPENSES                 (LOSS)
INTREPID EUROPEAN FUND
11/1/04 Through 4/30/05            $    19.78                 12.06%   $      12,563      2.16%                  0.15%
Year Ended 10/31/04                $    18.71                 16.36%   $      12,187      2.27%                  0.47%
Year Ended 10/31/03                $    16.08                 28.13%   $      11,583      2.35%                 (0.47%)
Year Ended 10/31/02                $    12.63                  1.20%   $      10,017      2.39%                  0.38%
Year Ended 10/31/01                $    12.48                (20.03%)  $      10,905      2.50%                 (0.62%)
Year Ended 10/31/00                $    17.38                  9.40%   $      18,546      2.49%                 (1.35%)

JAPAN FUND
11/1/04 Through 4/30/05            $     7.17                  7.98%   $       1,160      2.44%                 (1.02%)
Year Ended 10/31/04                $     6.64                  4.40%   $         959      2.50%                 (1.46%)
Year Ended 10/31/03                $     6.36                 49.65%   $         469      2.50%                 (2.18%)
Year Ended 10/31/02                $     4.25                (17.15%)  $         109      2.50%                 (2.25%)
Year Ended 10/31/01                $     5.13                (35.31%)  $         135      2.47%                 (1.92%)
Year Ended 10/31/00                $     7.93                (17.82%)  $         322      2.52%                 (2.29%)

INTERNATIONAL GROWTH FUND
11/1/04 Through 4/30/05            $     9.12                  7.18%   $         943      2.49%                 (0.20%)
Year Ended 10/31/04                $     8.50                 10.39%   $         870      2.50%                 (0.58%)
Year Ended 10/31/03                $     7.70                 24.19%   $         788      2.50%                 (0.14%)
Year Ended 10/31/02                $     6.20                (13.77%)  $         634      2.50%                 (0.62%)
12/29/00* Through 10/31/01         $     7.19                (28.10%)  $         719      2.50%                 (0.51%)

                                                    RATIOS/SUPPLEMENTAL DATA:
                                   ----------------------------------------------------------
                                          RATIOS TO AVERAGE NET ASSETS: #
                                   --------------------------------------------
                                                                 NET INVESTMENT
                                               EXPENSES           INCOME (LOSS)
                                       WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                         REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                                   AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (a)
INTREPID EUROPEAN FUND
11/1/04 Through 4/30/05                            2.35%                  (0.04%)         169%
Year Ended 10/31/04                                2.64%                   0.10%          440%
Year Ended 10/31/03                                3.09%                  (1.21%)         717%
Year Ended 10/31/02                                3.20%                  (0.43%)       1,021%
Year Ended 10/31/01                                2.82%                  (0.94%)         564%
Year Ended 10/31/00                                2.69%                  (1.55%)         161%

JAPAN FUND
11/1/04 Through 4/30/05                            2.47%                  (1.05%)          94%
Year Ended 10/31/04                                4.44%~                 (3.40%)~        221%
Year Ended 10/31/03                               20.70%~                (20.38%)~        797%
Year Ended 10/31/02                               22.96%~                (22.71%)~        409%
Year Ended 10/31/01                               11.24%~                (10.69%)~        196%
Year Ended 10/31/00                                6.14%~                 (5.91%)~        123%

INTERNATIONAL GROWTH FUND
11/1/04 Through 4/30/05                            7.45%                  (5.16%)           8%
Year Ended 10/31/04                                7.74%                  (5.83%)          47%
Year Ended 10/31/03                                7.79%                  (5.43%)          38%
Year Ended 10/31/02                                7.69%                  (5.81%)          73%
12/29/00* Through 10/31/01                         5.66%                  (3.67%)          35%

(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
  ~ Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

          SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    PER SHARE OPERATING PERFORMANCE:
                                   -------------------------------------------------------------------------------------------------
                                                  INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                                --------------------------------------   -------------------------------------------
                                                                NET GAINS
                                                             OR LOSSES ON
                                    NET ASSET          NET     SECURITIES                 DIVIDENDS
                                       VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                                    BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                                    OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
INTERNATIONAL VALUE FUND
11/1/04 Through 4/30/05            $    10.41         0.07^          0.85         0.92         0.24              --            0.24
Year Ended 10/31/04                $     8.46         0.21^          1.77         1.98         0.03              --            0.03
Year Ended 10/31/03                $     6.96        (0.07)^         1.82         1.75         0.25              --            0.25
Year Ended 10/31/02                $     8.28        (0.02)^        (1.18)       (1.20)        0.12              --            0.12
9/28/01** Through 10/31/01         $     8.12        (0.01)^         0.17         0.16                           --              --

INTERNATIONAL OPPORTUNITIES FUND
11/1/04 Through 4/30/05            $    10.07         0.03^          0.66         0.69         0.08              --            0.08
Year Ended 10/31/04                $     9.03         0.02^          1.16         1.18         0.14              --            0.14
Year Ended 10/31/03                $     7.46        (0.04)^         1.68         1.64         0.07              --            0.07
Year Ended 10/31/02                $     8.63        (0.04)         (1.08)       (1.12)        0.05              --            0.05
9/10/01** Through 10/31/01         $     9.18        (0.01)^        (0.54)       (0.55)          --              --              --

EMERGING MARKETS EQUITY FUND
11/1/04 Through 4/30/05            $     9.44         0.02^          1.10         1.12         0.02              --            0.02
Year Ended 10/31/04                $     7.45         0.03^          2.02         2.05         0.06              --            0.06
Year Ended 10/31/03                $     5.20           --^(b)       2.28         2.28         0.03              --            0.03
Year Ended 10/31/02                $     5.13        (0.03)^         0.14         0.11         0.04              --            0.04
9/28/01** Through 10/31/01         $     4.88        (0.01)^         0.26         0.25           --              --              --

 ** Commencement of offering of class of shares.
  ^ Calculated based upon average shares outstanding.
(b) Amount rounds to less than $0.01.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                   PER SHARE OPERATING PERFORMANCE:               RATIOS/SUPPLEMENTAL DATA:
                                   --------------------------------    ----------------------------------------------
                                                                                      RATIOS TO AVERAGE NET ASSETS: #
                                                                                      -------------------------------
                                                                         NET ASSETS,                              NET
                                    NET ASSET                                 END OF                       INVESTMENT
                                   VALUE, END                 TOTAL           PERIOD       NET                 INCOME
                                    OF PERIOD         RETURN (1)(a)    (000 OMITTED)  EXPENSES                 (LOSS)
INTERNATIONAL VALUE FUND
11/1/04 Through 4/30/05            $    11.09                  8.84%   $         971      1.95%                  1.21%
Year Ended 10/31/04                $    10.41                 23.51%   $         441      1.95%                  2.21%
Year Ended 10/31/03                $     8.46                 25.97%   $         249      1.95%                 (0.94%)
Year Ended 10/31/02                $     6.96                (14.72%)  $         171      1.95%                 (0.16%)
9/28/01** Through 10/31/01         $     8.28                  1.97%   $          10      1.95%                 (1.15%)

INTERNATIONAL OPPORTUNITIES FUND
11/1/04 Through 4/30/05            $    10.68                  6.89%   $       1,078      2.20%(d)               0.53%
Year Ended 10/31/04                $    10.07                 13.23%   $       1,199      2.40%                  0.24%
Year Ended 10/31/03                $     9.03                 22.18%   $       1,403      2.40%                 (0.58%)
Year Ended 10/31/02                $     7.46                (13.05%)  $       1,365      2.40%                 (0.30%)
9/10/01** Through 10/31/01         $     8.63                 (5.99%)  $       2,950      2.40%                 (0.95%)

EMERGING MARKETS EQUITY FUND
11/1/04 Through 4/30/05            $    10.54                 11.83%   $       1,312      2.44%                  0.30%
Year Ended 10/31/04                $     9.44                 27.68%   $         302      2.50%                  0.31%
Year Ended 10/31/03                $     7.45                 43.99%   $          95      2.50%                  0.03%
Year Ended 10/31/02                $     5.20                  2.04%   $          41      2.50%                 (0.34%)
9/28/01** Through 10/31/01         $     5.13                  5.12%   $          11      2.50%                 (2.00%)

                                                    RATIOS/SUPPLEMENTAL DATA:
                                   -----------------------------------------------------------
                                          RATIOS TO AVERAGE NET ASSETS: #
                                   --------------------------------------------
                                                                 NET INVESTMENT
                                               EXPENSES           INCOME (LOSS)
                                       WITHOUT WAIVERS,        WITHOUT WAIVERS,      PORTFOLIO
                                         REIMBURSEMENTS          REIMBURSEMENTS       TURNOVER
                                   AND EARNINGS CREDITS    AND EARNINGS CREDITS       RATE (a)
INTERNATIONAL VALUE FUND
11/1/04 Through 4/30/05                            3.71%                  (0.55%)           40%
Year Ended 10/31/04                                7.77%~                 (3.61%)~         108%
Year Ended 10/31/03                               10.41%~                 (9.40%)~         132%
Year Ended 10/31/02                               15.43%~                (13.64%)~         138%
9/28/01** Through 10/31/01                        11.58%~                (10.78%)~          85%(y)

INTERNATIONAL OPPORTUNITIES FUND
11/1/04 Through 4/30/05                            2.28%                   0.45%            29%
Year Ended 10/31/04                                2.63%                   0.01%            98%
Year Ended 10/31/03                                2.89%                  (1.07%)           79%
Year Ended 10/31/02                                2.49%                  (0.39%)          121%
9/10/01** Through 10/31/01                         2.40%                  (0.95%)          110%

EMERGING MARKETS EQUITY FUND
11/1/04 Through 4/30/05                            2.90%                  (0.16%)           63%
Year Ended 10/31/04                                6.52%~                 (3.71%)~         118%
Year Ended 10/31/03                               25.36%~                (22.83%)~          85%
Year Ended 10/31/02                               36.79%~                (34.63%)~          69%
9/28/01** Through 10/31/01                        12.62%~                (12.12%)~          76%(x)

(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
(d) Effective February 19, 2005, the contractual expense limitation is 1.92%.
  ~ Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(y) Prior to September 10, 2001, IVF invested all of its investable assets in The International Equity Portfolio ("IEP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IEP.
(x) Prior to September 10, 2001, EMF invested all of its investable assets in the Emerging Markets Equity Portfolio ("EMP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of EMP.

          SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   PER SHARE OPERATING PERFORMANCE:
                                   ------------------------------------------------------------------------------------------------
                                                  INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                                --------------------------------------   ------------------------------------------
                                                                NET GAINS
                                                             OR LOSSES ON
                                    NET ASSET          NET     SECURITIES                 DIVIDENDS
                                       VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                                    BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                                    OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
INTERNATIONAL EQUITY FUND
11/1/04 Through 4/30/05            $    26.97         0.30^          1.60         1.90         0.09              --            0.09
Year Ended 10/31/04                $    23.10         0.13^          3.85         3.98         0.11              --            0.11
Year Ended 10/31/03                $    19.39         0.15^          3.68         3.83         0.12              --            0.12
2/28/02** Through 10/31/02         $    21.81         0.03^         (2.43)       (2.40)        0.02              --            0.02

 ** Commencement of offering of class of shares.
  ^ Calculated based upon average shares outstanding.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                   PER SHARE OPERATING PERFORMANCE:              RATIOS/SUPPLEMENTAL DATA:
                                   --------------------------------   ----------------------------------------------
                                                                                     RATIOS TO AVERAGE NET ASSETS: #
                                                                                     -------------------------------
                                                                        NET ASSETS,                              NET
                                    NET ASSET                                END OF                       INVESTMENT
                                   VALUE, END                 TOTAL          PERIOD       NET                 INCOME
                                    OF PERIOD         RETURN (1)(a)   (000 OMITTED)  EXPENSES                  (LOSS)
INTERNATIONAL EQUITY FUND
11/1/04 Through 4/30/05            $    28.78                  7.04%  $      12,109      1.94%                  1.99%
Year Ended 10/31/04                $    26.97                 17.27%  $         768      2.00%                  0.49%
Year Ended 10/31/03                $    23.10                 19.84%  $         178      2.00%                  0.74%
2/28/02** Through 10/31/02         $    19.39                (11.00%) $          22      2.00%                  0.27%

                                                    RATIOS/SUPPLEMENTAL DATA:
                                   -----------------------------------------------------------
                                          RATIOS TO AVERAGE NET ASSETS: #
                                   --------------------------------------------
                                                                 NET INVESTMENT
                                               EXPENSES           INCOME (LOSS)
                                       WITHOUT WAIVERS,        WITHOUT WAIVERS,      PORTFOLIO
                                         REIMBURSEMENTS          REIMBURSEMENTS       TURNOVER
                                   AND EARNINGS CREDITS    AND EARNINGS CREDITS       RATE (a)
INTERNATIONAL EQUITY FUND
11/1/04 Through 4/30/05                            1.99%                   1.94%            16%
Year Ended 10/31/04                                2.44%~                  0.05%~           24%
Year Ended 10/31/03                                6.19%~                 (3.45%)~          16%
2/28/02** Through 10/31/02                        74.45%~                (72.18%)~          20%

(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
  ~ Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

          SEE NOTES TO FINANCIAL STATEMENTS.

CLASS C SHARES

                                               PER SHARE OPERATING PERFORMANCE:
                                      ---------------------------------------------------
                                                     INCOME FROM INVESTMENT OPERATIONS:
                                                   --------------------------------------
                                                                   NET GAINS
                                                                OR LOSSES ON
                                       NET ASSET          NET     SECURITIES
                                          VALUE,   INVESTMENT          (BOTH   TOTAL FROM
                                       BEGINNING       INCOME   REALIZED AND   INVESTMENT
                                       OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS
INTREPID EUROPEAN FUND
11/1/04 Through 4/30/05               $    18.69         0.01^          2.22         2.23
Year Ended 10/31/04                   $    16.06         0.08^          2.55         2.63
Year Ended 10/31/03                   $    12.62        (0.06)^         3.58         3.52
Year Ended 10/31/02                   $    12.47         0.05^          0.10         0.15
Year Ended 10/31/01                   $    17.37        (0.08)^        (3.13)       (3.21)
Year Ended 10/31/00                   $    16.19        (0.26)^         1.80         1.54

INTERNATIONAL EQUITY FUND
11/1/04 Through 4/30/05               $    26.91         0.12^          1.77         1.89
Year Ended 10/31/04                   $    23.05         0.11^          3.86         3.97
1/31/03** Through 10/31/03            $    18.43         0.08^          4.65         4.73

                                           PER SHARE OPERATING PERFORMANCE:
                                      ------------------------------------------
                                                 LESS DISTRIBUTIONS:
                                      ------------------------------------------
                                       DIVIDENDS
                                        FROM NET   DISTRIBUTIONS
                                      INVESTMENT    FROM CAPITAL           TOTAL
                                          INCOME           GAINS   DISTRIBUTIONS
INTREPID EUROPEAN FUND
11/1/04 Through 4/30/05                     0.04            1.12            1.16
Year Ended 10/31/04                           --              --              --
Year Ended 10/31/03                         0.08              --            0.08
Year Ended 10/31/02                           --              --              --
Year Ended 10/31/01                           --            1.69            1.69
Year Ended 10/31/00                           --            0.36            0.36

INTERNATIONAL EQUITY FUND
11/1/04 Through 4/30/05                     0.09              --            0.09
Year Ended 10/31/04                         0.11              --            0.11
1/31/03** Through 10/31/03                  0.11              --            0.11

** Commencement of offering of class of shares.
^ Calculated based upon average shares outstanding.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                    PER SHARE OPERATING PERFORMANCE:                    RATIOS/SUPPLEMENTAL DATA:
                                    --------------------------------       -------------------------------------------------
                                                                                             RATIOS TO AVERAGE NET ASSETS: #
                                                                                             -------------------------------
                                                                             NET ASSETS,                                NET
                                       NET ASSET                                  END OF                         INVESTMENT
                                      VALUE, END              TOTAL               PERIOD              NET            INCOME
                                       OF PERIOD      RETURN (1)(a)        (000 OMITTED)         EXPENSES             (LOSS)
INTREPID EUROPEAN FUND
11/1/04 Through 4/30/05               $    19.76              12.08%       $       3,227             2.16%             0.12%
Year Ended 10/31/04                   $    18.69              16.38%       $       3,165             2.27%             0.46%
Year Ended 10/31/03                   $    16.06              28.09%       $       2,914             2.35%            (0.42%)
Year Ended 10/31/02                   $    12.62               1.20%       $       2,512             2.39%             0.36%
Year Ended 10/31/01                   $    12.47             (20.04%)      $       2,922             2.50%            (0.55%)
Year Ended 10/31/00                   $    17.37               9.27%       $       4,229             2.49%            (1.33%)

INTERNATIONAL EQUITY FUND
11/1/04 Through 4/30/05               $    28.71               7.02%       $      19,660             1.97%             0.80%
Year Ended 10/31/04                   $    26.91              17.26%       $       8,346             2.00%             0.40%
1/31/03** Through 10/31/03            $    23.05              25.70%       $       1,681             2.00%             0.48%

                                                        RATIOS/SUPPLEMENTAL DATA:
                                      ------------------------------------------------------------
                                             RATIOS TO AVERAGE NET ASSETS: #
                                      --------------------------------------------
                                                                    NET INVESTMENT
                                                  EXPENSES           INCOME (LOSS)
                                          WITHOUT WAIVERS,        WITHOUT WAIVERS,      PORTFOLIO
                                            REIMBURSEMENTS          REIMBURSEMENTS       TURNOVER
                                      AND EARNINGS CREDITS    AND EARNINGS CREDITS       RATE (a)
INTREPID EUROPEAN FUND
11/1/04 Through 4/30/05                               2.35%                  (0.07%)          169%
Year Ended 10/31/04                                   2.63%                   0.10%           440%
Year Ended 10/31/03                                   3.09%                  (1.16%)          717%
Year Ended 10/31/02                                   3.20%                  (0.45%)        1,021%
Year Ended 10/31/01                                   2.82%                  (0.87%)          564%
Year Ended 10/31/00                                   2.67%                  (1.51%)          161%

INTERNATIONAL EQUITY FUND
11/1/04 Through 4/30/05                               2.15%                   0.62%            16%
Year Ended 10/31/04                                   2.44%~                 (0.04%)~          24%
1/31/03** Through 10/31/03                            2.85%~                 (0.37%)~          16%

(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
  ~ Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

          SEE NOTES TO FINANCIAL STATEMENTS.

INSTITUTIONAL CLASS SHARES

                                               PER SHARE OPERATING PERFORMANCE:
                                      ---------------------------------------------------
                                                      INCOME FROM INVESTMENT OPERATIONS:
                                                   --------------------------------------
                                                                   NET GAINS
                                                                OR LOSSES ON
                                       NET ASSET          NET     SECURITIES
                                          VALUE,   INVESTMENT          (BOTH   TOTAL FROM
                                       BEGINNING       INCOME   REALIZED AND   INVESTMENT
                                       OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS
INTREPID EUROPEAN FUND
11/1/04 Through 4/30/05               $    20.16         0.14^          2.39         2.53
Year Ended 10/31/04                   $    17.17         0.40^          2.65         3.05
Year Ended 10/31/03                   $    13.33         0.12^          3.82         3.94
Year Ended 10/31/02                   $    12.99         0.24^          0.10         0.34
9/10/01** Through 10/31/01            $    13.14        (0.05)^        (0.10)       (0.15)

INTERNATIONAL VALUE FUND
11/1/04 Through 4/30/05               $    10.64         0.09^          0.90         0.99
Year Ended 10/31/04                   $     8.61         0.29^          1.83         2.12
Year Ended 10/31/03                   $     7.02         0.02^          1.82         1.84
Year Ended 10/31/02                   $     8.28         0.06^         (1.19)       (1.13)
Year Ended 10/31/01                   $    12.28         0.07^         (3.02)       (2.95)
Year Ended 10/31/00                   $    13.56         0.05          (0.66)       (0.61)

INTERNATIONAL OPPORTUNITIES FUND
11/1/04 Through 4/30/05               $    10.36         0.08^          0.71         0.79
Year Ended 10/31/04                   $     9.26         0.18^          1.18         1.36
Year Ended 10/31/03                   $     7.55         0.08^          1.71         1.79
Year Ended 10/31/02                   $     8.64         0.09          (1.08)       (0.99)
12/1/00 Through 10/31/01***           $    11.39         0.12^         (2.60)       (2.48)
Year Ended 11/30/00                   $    12.92         0.08          (1.42)       (1.34)
Year Ended 11/30/99                   $    10.11         0.25           2.88         3.13

                                           PER SHARE OPERATING PERFORMANCE:
                                      ------------------------------------------
                                                  LESS DISTRIBUTIONS:
                                      ------------------------------------------


                                       DIVIDENDS
                                        FROM NET   DISTRIBUTIONS
                                      INVESTMENT    FROM CAPITAL           TOTAL
                                          INCOME           GAINS   DISTRIBUTIONS
INTREPID EUROPEAN FUND
11/1/04 Through 4/30/05                     0.27            1.12            1.39
Year Ended 10/31/04                         0.06              --            0.06
Year Ended 10/31/03                         0.10              --            0.10
Year Ended 10/31/02                           --              --              --
9/10/01** Through 10/31/01                    --              --              --

INTERNATIONAL VALUE FUND
11/1/04 Through 4/30/05                     0.32              --            0.32
Year Ended 10/31/04                         0.09              --            0.09
Year Ended 10/31/03                         0.25              --            0.25
Year Ended 10/31/02                         0.13              --            0.13
Year Ended 10/31/01                           --            1.05            1.05
Year Ended 10/31/00                         0.16            0.51            0.67

INTERNATIONAL OPPORTUNITIES FUND
11/1/04 Through 4/30/05                     0.25              --            0.25
Year Ended 10/31/04                         0.26              --            0.26
Year Ended 10/31/03                         0.08              --            0.08
Year Ended 10/31/02                         0.10              --            0.10
12/1/00 Through 10/31/01***                 0.11            0.16            0.27
Year Ended 11/30/00                         0.19              --            0.19
Year Ended 11/30/99                         0.32              --            0.32

 ** Commencement of offering of class of shares.
*** The Fund changed its fiscal year end from November 30 to October 31.
  ^ Calculated based upon average shares outstanding.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                        PER SHARE OPERATING PERFORMANCE:                 RATIOS/SUPPLEMENTAL DATA:
                                        --------------------------------     -------------------------------------------------
                                                                                               RATIOS TO AVERAGE NET ASSETS: #
                                                                                               -------------------------------
                                                                               NET ASSETS,                              NET
                                          NET ASSET                                 END OF                       INVESTMENT
                                         VALUE, END              TOTAL              PERIOD             NET           INCOME
                                          OF PERIOD         RETURN (a)       (000 OMITTED)        EXPENSES           (LOSS)
INTREPID EUROPEAN FUND
11/1/04 Through 4/30/05                  $    21.30              12.75%      $      34,936            1.00%            1.28%
Year Ended 10/31/04                      $    20.16              17.83%      $      37,115            1.00%            2.10%
Year Ended 10/31/03                      $    17.17              29.83%      $      12,038            1.00%            0.86%
Year Ended 10/31/02                      $    13.33               2.62%      $       6,305            1.00%            1.81%
9/10/01** Through 10/31/01               $    12.99              (1.14%)     $       4,740            1.00%           (2.60%)

INTERNATIONAL VALUE FUND
11/1/04 Through 4/30/05                  $    11.31               9.28%      $      32,568            0.95%            1.67%
Year Ended 10/31/04                      $    10.64              24.85%      $      28,804            0.95%            2.98%
Year Ended 10/31/03                      $     8.61              27.23%      $      26,356            0.95%            0.28%
Year Ended 10/31/02                      $     7.02             (13.89%)     $      28,644            0.95%            0.91%
Year Ended 10/31/01                      $     8.28             (26.06%)     $     142,590            0.92%            0.70%
Year Ended 10/31/00                      $    12.28              (5.16%)     $     432,785            0.95%            0.50%

INTERNATIONAL OPPORTUNITIES FUND
11/1/04 Through 4/30/05                  $    10.90               7.67%      $      68,891            0.92%            1.47%
Year Ended 10/31/04                      $    10.36              14.93%      $     139,827            0.92%            1.78%
Year Ended 10/31/03                      $     9.26              24.02%      $     133,907            0.92%            1.10%
Year Ended 10/31/02                      $     7.55             (11.67%)     $     209,286            0.92%            1.21%
12/1/00 Through 10/31/01***              $     8.64             (22.24%)     $     231,048            0.94%            1.25%
Year Ended 11/30/00                      $    11.39             (10.55%)     $     461,016            0.91%            0.84%
Year Ended 11/30/99                      $    12.92              31.87%      $     370,268            0.94%            0.76%

                                                       RATIOS/SUPPLEMENTAL DATA:
                                      -----------------------------------------------------------
                                            RATIOS TO AVERAGE NET ASSETS: #
                                      --------------------------------------------
                                                                    NET INVESTMENT
                                                  EXPENSES           INCOME (LOSS)
                                          WITHOUT WAIVERS,        WITHOUT WAIVERS,      PORTFOLIO
                                            REIMBURSEMENTS          REIMBURSEMENTS       TURNOVER
                                      AND EARNINGS CREDITS    AND EARNINGS CREDITS       RATE (a)
INTREPID EUROPEAN FUND
11/1/04 Through 4/30/05                               1.33%                   0.95%           169%
Year Ended 10/31/04                                   1.48%                   1.62%           440%
Year Ended 10/31/03                                   2.01%                  (0.15%)          717%
Year Ended 10/31/02                                   2.25%                   0.56%         1,021%
9/10/01** Through 10/31/01                            3.34%~                 (4.94%)~         564%

INTERNATIONAL VALUE FUND
11/1/04 Through 4/30/05                               1.24%                   1.38%            40%
Year Ended 10/31/04                                   1.49%                   2.44%           108%
Year Ended 10/31/03                                   1.55%                  (0.32%)          132%
Year Ended 10/31/02                                   1.16%                   0.70%           138%
Year Ended 10/31/01                                   0.93%                   0.69%            85%
Year Ended 10/31/00                                   0.95%                   0.50%            80%(y)

INTERNATIONAL OPPORTUNITIES FUND
11/1/04 Through 4/30/05                               1.03%                   1.36%            29%
Year Ended 10/31/04                                   1.09%                   1.61%            98%
Year Ended 10/31/03                                   1.09%                   0.93%            79%
Year Ended 10/31/02                                   0.98%                   1.15%           121%
12/1/00 Through 10/31/01***                           0.95%                   1.24%           110%(x)
Year Ended 11/30/00                                   0.91%                   0.84%            86%(x)
Year Ended 11/30/99                                   0.95%                   0.75%            80%(x)

(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
  ~ Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(y) Prior to September 10, 2001, IVF invested all of its investable assets in The International Equity Portfolio ("IEP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IEP.
(x) Prior to September 10, 2001, IOF invested all of its investable assets in the International Opportunities Portfolio ("IOP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IOP.

          SEE NOTES TO FINANCIAL STATEMENTS.

                                                 PER SHARE OPERATING PERFORMANCE:
                                      -----------------------------------------------------
                                                      INCOME FROM INVESTMENT OPERATIONS:
                                                   ----------------------------------------
                                                                     NET GAINS
                                                                  OR LOSSES ON
                                       NET ASSET          NET       SECURITIES
                                          VALUE,   INVESTMENT            (BOTH   TOTAL FROM
                                       BEGINNING       INCOME     REALIZED AND   INVESTMENT
                                       OF PERIOD       (LOSS)      UNREALIZED)   OPERATIONS
EMERGING MARKETS EQUITY FUND
11/1/04 Through 4/30/05               $     9.66         0.04^            1.15         1.19
Year Ended 10/31/04                   $     7.59         0.11^            2.07         2.18
Year Ended 10/31/03                   $     5.25         0.07^            2.31         2.38
Year Ended 10/31/02                   $     5.14         0.04             0.12         0.16
Year Ended 10/31/01                   $     6.68         0.07^           (1.60)       (1.53)
Year Ended 10/31/00                   $     7.22         0.02            (0.50)       (0.48)

ASIA EQUITY FUND
11/1/04 Through 4/30/05               $    18.40         0.08^            2.37         2.45
Year Ended 10/31/04                   $    17.84         0.17^            0.59         0.76
Year Ended 10/31/03                   $    13.71         0.17^            3.96         4.13
6/28/02** Through 10/31/02            $    15.86           --^(b)        (2.15)       (2.15)

                                           PER SHARE OPERATING PERFORMANCE:
                                      ------------------------------------------
                                                  LESS DISTRIBUTIONS:
                                      ------------------------------------------

                                       DIVIDENDS
                                        FROM NET   DISTRIBUTIONS           TOTAL
                                      INVESTMENT    FROM CAPITAL   DIVIDENDS AND
                                          INCOME           GAINS   DISTRIBUTIONS
EMERGING MARKETS EQUITY FUND
11/1/04 Through 4/30/05                     0.08              --            0.08
Year Ended 10/31/04                         0.11              --            0.11
Year Ended 10/31/03                         0.04              --            0.04
Year Ended 10/31/02                         0.05              --            0.05
Year Ended 10/31/01                         0.01              --            0.01
Year Ended 10/31/00                         0.06              --            0.06

ASIA EQUITY FUND
11/1/04 Through 4/30/05                     0.25              --            0.25
Year Ended 10/31/04                         0.20              --            0.20
Year Ended 10/31/03                           --              --              --
6/28/02** Through 10/31/02                    --              --              --

 ** Commencement of offering of class of shares.
  ^ Calculated based upon average shares outstanding.
(b) Amount rounds to less than $0.01

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                      PER SHARE OPERATING PERFORMANCE:                   RATIOS/SUPPLEMENTAL DATA:
                                      --------------------------------    -------------------------------------------------
                                                                                            RATIOS TO AVERAGE NET ASSETS: #
                                                                                            -------------------------------
                                                                            NET ASSETS,                                NET
                                          NET ASSET                              END OF                         INVESTMENT
                                         VALUE, END              TOTAL           PERIOD              NET            INCOME
                                          OF PERIOD         RETURN (a)    (000 OMITTED)         EXPENSES            (LOSS)
EMERGING MARKETS EQUITY FUND
11/1/04 Through 4/30/05                  $    10.77              12.35%   $      52,798             1.45%             0.80%
Year Ended 10/31/04                      $     9.66              29.08%   $      49,660             1.45%             1.28%
Year Ended 10/31/03                      $     7.59              45.49%   $      58,658             1.45%             1.18%
Year Ended 10/31/02                      $     5.25               3.04%   $      47,503             1.45%             0.83%
Year Ended 10/31/01                      $     5.14             (22.98%)  $      67,335             1.45%             1.07%
Year Ended 10/31/00                      $     6.68              (6.88%)  $     110,711             1.45%             0.46%

ASIA EQUITY FUND
11/1/04 Through 4/30/05                  $    20.60              13.43%   $       9,930             1.36%             0.78%
Year Ended 10/31/04                      $    18.40               4.29%   $      16,905             1.35%             0.93%
Year Ended 10/31/03                      $    17.84              30.12%   $      13,887             1.35%             1.16%
6/28/02** Through 10/31/02               $    13.71             (13.56%)  $       6,463             1.35%             0.08%

                                                        RATIOS/SUPPLEMENTAL DATA:
                                      -----------------------------------------------------------
                                             RATIOS TO AVERAGE NET ASSETS: #
                                      --------------------------------------------
                                                                    NET INVESTMENT
                                                  EXPENSES           INCOME (LOSS)
                                          WITHOUT WAIVERS,        WITHOUT WAIVERS,      PORTFOLIO
                                            REIMBURSEMENTS          REIMBURSEMENTS       TURNOVER
                                      AND EARNINGS CREDITS    AND EARNINGS CREDITS       RATE (a)
EMERGING MARKETS EQUITY FUND
11/1/04 Through 4/30/05                               1.56%                   0.69%            63%
Year Ended 10/31/04                                   1.88%                   0.85%           118%
Year Ended 10/31/03                                   1.95%                   0.68%            85%
Year Ended 10/31/02                                   1.77%                   0.51%            69%
Year Ended 10/31/01                                   1.64%                   0.88%            76%(x)
Year Ended 10/31/00                                   1.55%                   0.36%            65%(x)

ASIA EQUITY FUND
11/1/04 Through 4/30/05                               2.03%                   0.11%            42%
Year Ended 10/31/04                                   2.03%                   0.25%           175%
Year Ended 10/31/03                                   2.65%                  (0.14%)          172%
6/28/02** Through 10/31/02                            2.53%                  (1.10%)          106%

(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
(x) Prior to September 10, 2001, EMF invested all of its investable assets in the Emerging Markets Equity Portfolio ("EMP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of EMP.

          SEE NOTES TO FINANCIAL STATEMENTS.

SELECT CLASS SHARES

                                                         PER SHARE OPERATING PERFORMANCE:
                                      ------------------------------------------------------------------------
                                                              INCOME FROM INVESTMENT OPERATIONS:
                                                   -----------------------------------------------------------
                                                                     NET GAINS
                                                                  OR LOSSES ON       REDEMPTION
                                       NET ASSET          NET       SECURITIES   FEES COLLECTED
                                          VALUE,   INVESTMENT            (BOTH             FROM     TOTAL FROM
                                       BEGINNING       INCOME     REALIZED AND    REDEMPTION OF     INVESTMENT
                                       OF PERIOD       (LOSS)      UNREALIZED)      FUND SHARES     OPERATIONS
INTREPID EUROPEAN FUND
11/1/04 Through 4/30/05               $    19.96         0.19^            2.27               --           2.46
Year Ended 10/31/04                   $    17.00         0.29^            2.67               --           2.96
Year Ended 10/31/03                   $    13.26         0.05^            3.78               --           3.83
Year Ended 10/31/02                   $    12.97         0.14^            0.15               --           0.29
9/10/01** Through 10/31/01            $    13.14           --^(b)        (0.17)              --          (0.17)

INTERNATIONAL VALUE FUND
11/1/04 Through 4/30/05               $    10.59         0.10^            0.87               --^(b)       0.97
Year Ended 10/31/04                   $     8.58         0.25^            1.81               --           2.06
Year Ended 10/31/03                   $     7.01        (0.01)^           1.83               --           1.82
Year Ended 10/31/02                   $     8.28         0.07^           (1.22)              --          (1.15)
Year Ended 10/31/01@                  $    16.08         0.02^           (3.39)              --          (3.37)
Year Ended 10/31/00                   $    18.70         0.27            (1.07)              --          (0.80)

INTERNATIONAL OPPORTUNITIES FUND
11/1/04 Through 4/30/05               $    10.31         0.14^            0.63               --^(b)       0.77
Year Ended 10/31/04                   $     9.22         0.15^            1.18               --           1.33
Year Ended 10/31/03                   $     7.53         0.05^            1.72               --           1.77
Year Ended 10/31/02                   $     8.64         0.08            (1.10)              --          (1.02)
12/1/00 Through 10/31/01***@          $    11.81         0.08^           (2.65)              --          (2.57)
Year Ended 11/30/00                   $    13.41         0.14            (1.58)              --          (1.44)
Year Ended 11/30/99                   $    10.45         0.22             3.05               --           3.27

                                           PER SHARE OPERATING PERFORMANCE:
                                      ------------------------------------------
                                                  LESS DISTRIBUTIONS:
                                      ------------------------------------------
                                       DIVIDENDS
                                        FROM NET   DISTRIBUTIONS
                                      INVESTMENT    FROM CAPITAL           TOTAL
                                          INCOME           GAINS   DISTRIBUTIONS
INTREPID EUROPEAN FUND
11/1/04 Through 4/30/05                     0.20            1.12            1.32
Year Ended 10/31/04                           --(b)           --              --(b)
Year Ended 10/31/03                         0.09              --            0.09
Year Ended 10/31/02                           --              --              --
9/10/01** Through 10/31/01                    --              --              --

INTERNATIONAL VALUE FUND
11/1/04 Through 4/30/05                     0.28              --            0.28
Year Ended 10/31/04                         0.05              --            0.05
Year Ended 10/31/03                         0.25              --            0.25
Year Ended 10/31/02                         0.12              --            0.12
Year Ended 10/31/01@                        1.14            3.29            4.43
Year Ended 10/31/00                         0.24            1.58            1.82

INTERNATIONAL OPPORTUNITIES FUND
11/1/04 Through 4/30/05                     0.23              --            0.23
Year Ended 10/31/04                         0.24              --            0.24
Year Ended 10/31/03                         0.08              --            0.08
Year Ended 10/31/02                         0.09              --            0.09
12/1/00 Through 10/31/01***@                0.32            0.28            0.60
Year Ended 11/30/00                         0.16              --            0.16
Year Ended 11/30/99                         0.31              --            0.31

 ** Commencement of offering of class of shares.
  @ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the fund reorganization. Prior periods have been restated to reflect the split.
*** The Fund changed its fiscal year end from November 30 to October 31.
  ^ Calculated based upon average shares outstanding.
(b) Amount rounds to less than $0.01

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                      PER SHARE OPERATING PERFORMANCE:              RATIOS/SUPPLEMENTAL DATA:
                                      --------------------------------     -------------------------------------------------
                                                                                            RATIOS TO AVERAGE NET ASSETS: #
                                                                                            -------------------------------
                                                                             NET ASSETS,                              NET
                                         NET ASSET                                END OF                       INVESTMENT
                                        VALUE, END             TOTAL              PERIOD           NET             INCOME
                                         OF PERIOD        RETURN (a)       (000 OMITTED)      EXPENSES             (LOSS)
INTREPID EUROPEAN FUND
11/1/04 Through 4/30/05                 $    21.10             12.54%      $      48,075          1.31%              1.82%
Year Ended 10/31/04                     $    19.96             17.43%      $      20,897          1.37%              1.54%
Year Ended 10/31/03                     $    17.00             29.14%      $      11,225          1.47%              0.38%
Year Ended 10/31/02                     $    13.26              2.24%      $       8,461          1.50%              1.06%
9/10/01** Through 10/31/01              $    12.97             (1.29%)     $       6,063          1.50%             (0.06%)

INTERNATIONAL VALUE FUND
11/1/04 Through 4/30/05                 $    11.28              9.21%      $      34,904          1.29%              1.83%
Year Ended 10/31/04                     $    10.59             24.17%      $      18,023          1.37%              2.57%
Year Ended 10/31/03                     $     8.58             26.89%      $      16,538          1.39%             (0.15%)
Year Ended 10/31/02                     $     7.01            (14.09%)     $      16,905          1.29%              0.85%
Year Ended 10/31/01@                    $     8.28            (26.66%)     $      21,307          1.40%              0.20%
Year Ended 10/31/00                     $    16.08             (5.49%)     $      55,445          1.30%              0.15%

INTERNATIONAL OPPORTUNITIES FUND
11/1/04 Through 4/30/05                 $    10.85              7.46%      $     105,896          1.17%              2.59%
Year Ended 10/31/04                     $    10.31             14.63%      $      37,206          1.20%              1.55%
Year Ended 10/31/03                     $     9.22             23.77%      $      30,969          1.20%              0.58%
Year Ended 10/31/02                     $     7.53            (11.98%)     $      33,428          1.20%              0.89%
12/1/00 Through 10/31/01***@            $     8.64            (22.66%)     $      37,271          1.27%              0.85%
Year Ended 11/30/00                     $    11.81            (10.87%)     $      79,408          1.21%              0.55%
Year Ended 11/30/99                     $    13.41             32.13%      $      67,543          1.18%              0.47%
                                                       RATIOS/SUPPLEMENTAL DATA:
                                      ----------------------------------------------------------
                                            RATIOS TO AVERAGE NET ASSETS: #
                                      --------------------------------------------
                                                                    NET INVESTMENT
                                                  EXPENSES           INCOME (LOSS)
                                          WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                            REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                                      AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (a)
INTREPID EUROPEAN FUND
11/1/04 Through 4/30/05                               1.50%                   1.63%          169%
Year Ended 10/31/04                                   1.71%                   1.20%          440%
Year Ended 10/31/03                                   2.20%                  (0.35%)         717%
Year Ended 10/31/02                                   2.43%                   0.13%        1,021%
9/10/01** Through 10/31/01                            3.74%~                 (2.30%)~        564%

INTERNATIONAL VALUE FUND
11/1/04 Through 4/30/05                               1.46%                   1.66%           40%
Year Ended 10/31/04                                   1.76%                   2.18%          108%
Year Ended 10/31/03                                   1.86%                  (0.62%)         132%
Year Ended 10/31/02                                   1.49%                   0.65%          138%(y)
Year Ended 10/31/01@                                  1.40%                   0.20%           85%(y)
Year Ended 10/31/00                                   1.30%                   0.15%           80%(y)

INTERNATIONAL OPPORTUNITIES FUND
11/1/04 Through 4/30/05                               1.20%                   2.56%           29%
Year Ended 10/31/04                                   1.30%                   1.45%           98%
Year Ended 10/31/03                                   1.37%                   0.41%           79%
Year Ended 10/31/02                                   1.22%                   0.87%          121%
12/1/00 Through 10/31/01***@                          1.27%                   0.85%          110%(z)
Year Ended 11/30/00                                   1.21%                   0.55%           86%(z)
Year Ended 11/30/99                                   1.24%                   0.41%           80%(z)

(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
  ~ Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(y) Prior to September 10, 2001, IVF invested all of its investable assets in The International Equity Portfolio ("IEP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IEP.
(z) Prior to September 10, 2001, IOF invested all of its investable assets in the International Opportunities Portfolio ("IOP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IOP.

          SEE NOTES TO FINANCIAL STATEMENTS.

                                                          PER SHARE OPERATING PERFORMANCE:
                                      ------------------------------------------------------------------------
                                                               INCOME FROM INVESTMENT OPERATIONS:
                                                   -----------------------------------------------------------
                                                                     NET GAINS
                                                                  OR LOSSES ON       REDEMPTION
                                       NET ASSET          NET       SECURITIES   FEES COLLECTED
                                          VALUE,   INVESTMENT            (BOTH             FROM     TOTAL FROM
                                       BEGINNING       INCOME     REALIZED AND    REDEMPTION OF     INVESTMENT
                                       OF PERIOD       (LOSS)      UNREALIZED)      FUND SHARES     OPERATIONS
EMERGING MARKETS EQUITY FUND
11/01/04 Through 4/30/05              $     9.58         0.03^            1.13               --           1.16
Year Ended 10/31/04                   $     7.53         0.08^            2.06               --           2.14
Year Ended 10/31/03                   $     5.23         0.05^            2.28               --           2.33
Year Ended 10/31/02                   $     5.13         0.03^            0.12               --           0.15
Year Ended 10/31/01@                  $     6.73         0.05^           (1.61)              --          (1.56)
Year Ended 10/31/00                   $     7.28         0.02            (0.53)              --          (0.51)

ASIA EQUITY FUND
11/01/04 Through 4/30/05              $    18.37         0.07^            2.37               --           2.44
Year Ended 10/31/04                   $    17.80         0.14^            0.60               --           0.74
Year Ended 10/31/03                   $    13.71         0.16^            3.93                            4.09
6/28/02** Through 10/31/02            $    15.86           --^(b)        (2.15)                          (2.15)

INTERNATIONAL EQUITY FUND@
11/1/04 Through 4/30/05               $    27.14         0.26^            1.78               --^(b)       2.04
Year Ended 10/31/04                   $    23.19         0.33^            3.90               --           4.23
Year Ended 10/31/03                   $    19.45         0.30^            3.72               --           4.02
Year Ended 10/31/02                   $    21.20         0.21^           (1.84)              --          (1.63)
Year Ended 10/31/01                   $    32.00         0.39            (6.35)              --          (5.96)
Year Ended 10/31/00                   $    33.33         0.15             1.05               --           1.20

                                           PER SHARE OPERATING PERFORMANCE:
                                      ------------------------------------------
                                                LESS DISTRIBUTIONS:
                                      ------------------------------------------
                                       DIVIDENDS
                                        FROM NET   DISTRIBUTIONS
                                      INVESTMENT    FROM CAPITAL           TOTAL
                                          INCOME           GAINS   DISTRIBUTIONS
EMERGING MARKETS EQUITY FUND
11/01/04 Through 4/30/05                    0.06              --            0.06
Year Ended 10/31/04                         0.09              --            0.09
Year Ended 10/31/03                         0.03              --            0.03
Year Ended 10/31/02                         0.05              --            0.05
Year Ended 10/31/01@                        0.04              --            0.04
Year Ended 10/31/00                         0.04              --            0.04

ASIA EQUITY FUND
11/01/04 Through 4/30/05                    0.20              --            0.20
Year Ended 10/31/04                         0.17              --            0.17
Year Ended 10/31/03                           --              --              --
6/28/02** Through 10/31/02                    --              --              --

INTERNATIONAL EQUITY FUND@
11/1/04 Through 4/30/05                     0.17              --            0.17
Year Ended 10/31/04                         0.28              --            0.28
Year Ended 10/31/03                         0.28              --            0.28
Year Ended 10/31/02                         0.12              --            0.12
Year Ended 10/31/01                         0.18            4.66            4.84
Year Ended 10/31/00                         0.13            2.40            2.53

  @ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the fund reorganization. Prior periods have been restated to reflect the split.
 ** Commencement of offering of class of shares.
  ^ Calculated based upon average shares outstanding.
(b) Amount rounds to less than $0.01

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                      PER SHARE OPERATING PERFORMANCE:                SRATIOS/SUPPLEMENTAL DATA:
                                      --------------------------------    ------------------------------------------------
                                                                                           RATIOS TO AVERAGE NET ASSETS: #
                                                                                           -------------------------------
                                                                            NET ASSETS,                            NET
                                         NET ASSET                               END OF                     INVESTMENT
                                        VALUE, END             TOTAL             PERIOD            NET          INCOME
                                         OF PERIOD        RETURN (a)      (000 OMITTED)       EXPENSES          (LOSS)
EMERGING MARKETS EQUITY FUND
11/01/04 Through 4/30/05                $    10.68             12.13%     $      52,339           1.70%           0.58%
Year Ended 10/31/04                     $     9.58             28.72%     $      32,733           1.75%           0.96%
Year Ended 10/31/03                     $     7.53             44.84%     $      22,620           1.75%           0.88%
Year Ended 10/31/02                     $     5.23              2.75%     $      18,660           1.75%           0.56%
Year Ended 10/31/01@                    $     5.13            (23.23%)    $      22,253           1.75%           0.78%
Year Ended 10/31/00                     $     6.73             (7.12%)    $      34,204           1.75%           0.15%

ASIA EQUITY FUND
11/01/04 Through 4/30/05                $    20.61             13.28%     $      31,885           1.51%           0.69%
Year Ended 10/31/04                     $    18.37              4.21%     $      18,101           1.50%           0.78%
Year Ended 10/31/03                     $    17.80             29.83%     $      24,443           1.50%           1.17%
6/28/02** Through 10/31/02              $    13.71            (13.56%)    $      14,043           1.50%          (0.03%)

INTERNATIONAL EQUITY FUND@
11/1/04 Through 4/30/05                 $    29.01              7.49%     $   2,452,202           1.08%(c)        1.74%
Year Ended 10/31/04                     $    27.14             18.31%     $   1,243,387           1.10%           1.28%
Year Ended 10/31/03                     $    23.19             20.90%     $     813,466           1.10%           1.45%
Year Ended 10/31/02                     $    19.45             (7.74%)    $     247,426           1.03%           1.03%
Year Ended 10/31/01                     $    21.20            (21.62%)    $     181,296           1.00%           0.87%
Year Ended 10/31/00                     $    32.00              2.71%     $     226,248           0.66%           0.38%

                                                       RATIOS/SUPPLEMENTAL DATA:
                                      ----------------------------------------------------------
                                             RATIOS TO AVERAGE NET ASSETS: #
                                      --------------------------------------------
                                                                    NET INVESTMENT
                                                  EXPENSES           INCOME (LOSS)
                                          WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                            REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                                      AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (a)
EMERGING MARKETS EQUITY FUND
11/01/04 Through 4/30/05                              1.75%                   0.53%           63%
Year Ended 10/31/04                                   2.13%                   0.58%          118%
Year Ended 10/31/03                                   2.26%                   0.37%           85%
Year Ended 10/31/02                                   2.04%                   0.27%           69%
Year Ended 10/31/01@                                  2.11%                   0.42%           76%(x)
Year Ended 10/31/00                                   1.96%                  (0.06%)          65%(x)

ASIA EQUITY FUND
11/01/04 Through 4/30/05                              2.20%                   0.00%+          42%
Year Ended 10/31/04                                   2.17%                   0.11%          175%
Year Ended 10/31/03                                   2.71%                  (0.04%)         172%
6/28/02** Through 10/31/02                            2.58%                  (1.11%)         106%

INTERNATIONAL EQUITY FUND@
11/1/04 Through 4/30/05                               1.34%                   1.48%           16%
Year Ended 10/31/04                                   1.52%                   0.86%           24%
Year Ended 10/31/03                                   1.55%                   1.00%           16%
Year Ended 10/31/02                                   1.54%                   0.52%           20%
Year Ended 10/31/01                                   1.54%                   0.33%           33%
Year Ended 10/31/00                                   1.50%                  (0.46%)         149%

   # Short periods have been annualized.
 (x) Prior to September 10, 2001, EMF invested all of its investable assets in the Emerging Markets Equity Portfolio ("EMP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of EMP.
 (a) Not annualized for periods less than one year.
 (c) Effective February 19, 2005, the contractual expense limitation is 1.06%. + Amount rounds to less than 0.01%

          SEE NOTES TO FINANCIAL STATEMENTS.

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A Special Meeting of Shareholders of J.P. Morgan Mutual Fund Group ("MFG") was held on January 20, 2005, and adjourned and reconvened on February 3, 2005, at 522 Fifth Avenue, New York, New York 10036 for purposes of asking shareholders to consider the following proposals:

To elect thirteen (13) Trustees for each JPMorgan Fund. A majority of shareholders of the MFG approved the election of each Trustee by the following votes:

                                 AFFIRMATIVE    NEGATIVE   WITHHOLD
William J. Armstrong             128,297,849   3,531,682    261,556
Roland R. Eppley, Jr.            128,420,274   3,409,257    261,556
John F. Finn                     128,500,853   3,328,678    261,556
Dr. Matthew Goldstein            128,448,980   3,380,551    261,556
Robert J. Higgins                128,521,979   3,307,551    261,556
Peter C. Marshall                128,497,115   3,331,416    261,556
Marilyn McCoy                    128,478,689   3,350,842    261,556
William G. Morton, Jr.           128,470,511   3,359,020    261,556
Robert A. Oden, Jr.              128,476,705   3,352,826    261,556
Fergus Reid, III                 128,378,739   3,450,792    261,556
Frederick W. Ruebeck             128,426,489   3,403,042    261,556
James J. Schonbachler            128,537,477   3,292,054    261,556
Leonard M. Spalding              128,197,032   3,632,498    261,556

To approve proposed Agreement and Plan of Reorganization (each, a "Reorganization Agreement") pursuant to which each of the JPMorgan Funds would be reorganized as a corresponding series of J.P. Morgan Mutual Fund Series. The following Funds approved the Agreement and Plan of Reorganization by the following votes:

                                                                        BROKER
                                           FOR   AGAINST   ABSTAIN   NON-VOTES
JPMorgan Intrepid European Fund      2,745,448    49,301    24,534     860,401
JPMorgan Japan Fund                  4,996,843     4,956     1,571     341,819
JPMorgan International Growth Fund     510,057        --        --          --
JPMorgan Asia Equity Fund            1,044,531       739        --      14,988

To approve the amendment of certain of the JPMorgan Fund's fundamental investment restrictions on borrowing in order to make them simpler, more flexible and consistent with the borrowing restrictions for the other JPMorgan Funds. A majority of the shareholders of the following Funds approved the proposal by the following votes:

                                                                        BROKER
                                           FOR   AGAINST   ABSTAIN   NON-VOTES
JPMorgan Intrepid European Fund      2,739,033    53,531    26,719     860,401
JPMorgan Japan Fund                  4,995,157     6,642     1,571     341,819
JPMorgan International Growth Fund     510,057        --        --          --
JPMorgan Asia Equity Fund            1,044,531       739        --      14,988

A Special Meeting of Shareholders of J.P. Morgan Institutional Fund ("JPMIF") was held on January 20, 2005, at 522 Fifth Avenue, New York, New York 10036 for purposes of asking shareholders to consider the following proposals:

To elect thirteen (13) Trustees for each JPMorgan Fund. A majority of shareholders of the JPMIF approved the election of each Trustee by the following votes:

                                   AFFIRMATIVE             NEGATIVE
William J. Armstrong             2,570,614,090           22,720,763
Roland R. Eppley, Jr.            2,570,399,817           22,935,037
John F. Finn                     2,569,881,278           23,453,575
Dr. Matthew Goldstein            2,570,332,886           23,001,967
Robert J. Higgins                2,569,489,951           23,844,902
Peter C. Marshall                2,569,718,781           23,616,072
Marilyn McCoy                    2,569,796,782           23,538,071
William G. Morton, Jr.           2,569,572,614           23,762,240
Robert A. Oden, Jr.              2,569,148,888           24,185,965
Fergus Reid, III                 2,570,290,303           23,044,550
Frederick W. Ruebeck             2,569,687,035           23,647,818
James J. Schonbachler            2,570,727,808           22,607,045
Leonard M. Spalding              2,570,279,217           23,055,636

To approve proposed Agreement and Plan of Reorganization (each, a "Reorganization Agreement") pursuant to which each of the JPMorgan Funds would be reorganized as a corresponding series of J.P. Morgan Mutual Fund Series. The following Funds approved the Agreement and Plan of Reorganization by the following votes:

                                                                             BROKER
                                                FOR   AGAINST   ABSTAIN   NON-VOTES
JPMorgan International Value Fund        20,428,398   153,868   669,893   2,593,336
JPMorgan International Opportunities
Fund                                    123,191,457   100,454   422,779   4,409,459
JPMorgan Emerging Markets Equity
Fund                                     52,011,332   301,487   525,125   9,279,133

A Special Meeting of Shareholders of J.P. Morgan Mutual Fund Select Group ("MFSG") was held on January 20, 2005, at 522 Fifth Avenue, New York, New York 10036 for purposes of asking shareholders to consider the following proposals:

To elect thirteen (13) Trustees for each JPMorgan Fund. A majority of shareholders of the MFSG approved the election of each Trustee by the following votes:

                                   AFFIRMATIVE             NEGATIVE
William J. Armstrong                98,827,965              614,396
Roland R. Eppley, Jr.               98,825,116              617,245
John F. Finn                        98,840,383              601,979
Dr. Matthew Goldstein               98,834,557              607,805
Robert J. Higgins                   98,823,121              619,240
Peter C. Marshall                   98,838,263              604,099
Marilyn McCoy                       98,830,602              611,759
William G. Morton, Jr.              98,829,638              612,723
Robert A. Oden, Jr.                 98,834,513              607,849
Fergus Reid, III                    98,810,619              631,743
Frederick W. Ruebeck                98,837,758              604,604
James J. Schonbachler               98,833,998              608,364
Leonard M. Spalding                 98,816,763              625,599

To approve proposed Agreement and Plan of Reorganization (each, a "Reorganization Agreement") pursuant to which each of the JPMorgan Funds would be reorganized as a corresponding series of J.P. Morgan Mutual Fund Series. The following Fund approved the Agreement and Plan of Reorganization by the following votes:

                                                                         BROKER
                                            FOR   AGAINST   ABSTAIN   NON-VOTES
JPMorgan International Equity Fund   37,131,945   151,282   185,049     817,160

To approve the amendment of certain of the JPMorgan Fund's fundamental investment restrictions on borrowing in order to make them simpler, more flexible and consistent with the borrowing restrictions for the other JPMorgan Funds. A majority of the shareholders of the following Fund approved the proposal by the following votes:

                                                                           BROKER
                                            FOR     AGAINST   ABSTAIN   NON-VOTES
JPMorgan International Equity Fund   33,350,347   3,902,977   214,953     817,160

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period
April 30, 2005
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees: and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

ACTUAL EXPENSES

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                                         EXPENSES PAID
                                          BEGINNING           ENDING     DURING PERIOD
                                     ACCOUNT VALUE,   ACCOUNT VALUE,     NOVEMBER 1 TO      ANNUALIZED
                                   NOVEMBER 1, 2004   APRIL 30, 2005    APRIL 30, 2005*  EXPENSE RATIO
INTREPID EUROPEAN FUND
CLASS A
   Actual period return            $          1,000   $        1,124   $          8.74            1.66%
   Hypothetical                    $          1,000   $        1,017   $          8.30            1.66%
CLASS B
   Actual period return            $          1,000   $        1,121   $         11.36            2.16%
   Hypothetical                    $          1,000   $        1,014   $         10.79            2.16%
CLASS C
   Actual period return            $          1,000   $        1,121   $         11.36            2.16%
   Hypothetical                    $          1,000   $        1,014   $         10.79            2.16%
INSTITUTIONAL
   Actual period return            $          1,000   $        1,128   $          5.28            1.00%
   Hypothetical                    $          1,000   $        1,020   $          5.01            1.00%
SELECT
   Actual period return            $          1,000   $        1,125   $          6.90            1.31%
   Hypothetical                    $          1,000   $        1,019   $          6.56            1.31%

JAPAN FUND
CLASS A
   Actual period return            $          1,000   $        1,084   $          9.04            1.75%
   Hypothetical                    $          1,000   $        1,016   $          8.75            1.75%
CLASS B
   Actual period return            $          1,000   $        1,080   $         12.58            2.44%
   Hypothetical                    $          1,000   $        1,013   $         12.18            2.44%

INTERNATIONAL GROWTH FUND
CLASS A
   Actual period return            $          1,000   $        1,075   $         10.29            2.00%
   Hypothetical                    $          1,000   $        1,015   $          9.99            2.00%
CLASS B
   Actual period return            $          1,000   $        1,072   $         12.79            2.49%
   Hypothetical                    $          1,000   $        1,013   $         12.43            2.49%

                                                                         EXPENSES PAID
                                          BEGINNING           ENDING     DURING PERIOD
                                     ACCOUNT VALUE,   ACCOUNT VALUE,     NOVEMBER 1 TO      ANNUALIZED
                                   NOVEMBER 1, 2004   APRIL 30, 2005    APRIL 30, 2005*  EXPENSE RATIO
INTERNATIONAL VALUE FUND
CLASS A
   Actual period return            $          1,000   $        1,091   $          7.52            1.45%
   Hypothetical                    $          1,000   $        1,018   $          7.25            1.45%
CLASS B
   Actual period return            $          1,000   $        1,088   $         10.10            1.95%
   Hypothetical                    $          1,000   $        1,015   $          9.74            1.95%
INSTITUTIONAL
   Actual period return            $          1,000   $        1,093   $          4.93            0.95%
   Hypothetical                    $          1,000   $        1,020   $          4.76            0.95%
SELECT
   Actual period return            $          1,000   $        1,092   $          6.69            1.29%
   Hypothetical                    $          1,000   $        1,019   $          6.46            1.29%

INTERNATIONAL OPPORTUNITIES FUND
CLASS A
   Actual period return            $          1,000   $        1,071   $          8.83            1.72%
   Hypothetical                    $          1,000   $        1,016   $          8.60            1.72%
CLASS B
   Actual period return            $          1,000   $        1,069   $         11.29            2.20%
   Hypothetical                    $          1,000   $        1,014   $         10.99            2.20%
INSTITUTIONAL
   Actual period return            $          1,000   $        1,077   $          4.74            0.92%
   Hypothetical                    $          1,000   $        1,020   $          4.61            0.92%
SELECT
   Actual period return            $          1,000   $        1,075   $          6.02            1.17%
   Hypothetical                    $          1,000   $        1,019   $          5.86            1.17%

                                                                         EXPENSES PAID
                                          BEGINNING           ENDING     DURING PERIOD
                                     ACCOUNT VALUE,   ACCOUNT VALUE,     NOVEMBER 1 TO      ANNUALIZED
                                   NOVEMBER 1, 2004   APRIL 30, 2005    APRIL 30, 2005*  EXPENSE RATIO
EMERGING MARKETS EQUITY FUND
CLASS A
   Actual period return            $          1,000   $        1,121   $         10.25            1.95%
   Hypothetical                    $          1,000   $        1,015   $          9.74            1.95%
CLASS B
   Actual period return            $          1,000   $        1,118   $         12.82            2.44%
   Hypothetical                    $          1,000   $        1,013   $         12.18            2.44%
INSTITUTIONAL
   Actual period return            $          1,000   $        1,124   $          7.63            1.45%
   Hypothetical                    $          1,000   $        1,018   $          7.25            1.45%
SELECT
   Actual period return            $          1,000   $        1,121   $          8.94            1.70%
   Hypothetical                    $          1,000   $        1,017   $          8.50            1.70%

ASIA EQUITY
CLASS A
   Actual period return            $          1,000   $        1,132   $          9.30            1.76%
   Hypothetical                    $          1,000   $        1,016   $          8.80            1.76%
INSTITUTIONAL
   Actual period return            $          1,000   $        1,134   $          7.20            1.36%
   Hypothetical                    $          1,000   $        1,018   $          6.81            1.36%
SELECT
   Actual period return            $          1,000   $        1,133   $          7.99            1.51%
   Hypothetical                    $          1,000   $        1,018   $          7.55            1.51%

                                                                         EXPENSES PAID
                                          BEGINNING           ENDING     DURING PERIOD
                                     ACCOUNT VALUE,   ACCOUNT VALUE,     NOVEMBER 1 TO      ANNUALIZED
                                   NOVEMBER 1, 2004   APRIL 30, 2005    APRIL 30, 2005*  EXPENSE RATIO
INTERNATIONAL EQUITY FUND
CLASS A
   Actual period return            $          1,000   $        1,073   $          7.20            1.40%
   Hypothetical                    $          1,000   $        1,018   $          7.01            1.40%
CLASS B
   Actual period return            $          1,000   $        1,070   $          9.96            1.94%
   Hypothetical                    $          1,000   $        1,015   $          9.69            1.94%
CLASS C
   Actual period return            $          1,000   $        1,070   $         10.11            1.97%
   Hypothetical                    $          1,000   $        1,015   $          9.84            1.97%
SELECT
   Actual period return            $          1,000   $        1,075   $          5.56            1.08%
   Hypothetical                    $          1,000   $        1,020   $          5.41            1.08%

* Expenses are equal to the Class' annualized expense ratio in the table above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is a subsidiary of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

The financial information in this report has been taken from the books and records of the Funds without examination by independent auditors, who express no opinion thereon.

CONTACT JPMORGAN FUNDS DISTRIBUTION SERVICES AT 1-800-480-4111 FOR A FUND PROSPECTUS. YOU CAN ALSO VISIT US AT www.jpmorganfunds.com. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES AND RISK AS WELL AS CHARGES AND EXPENSES OF THE MUTUAL FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE MUTUAL FUND. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

No sooner than 30 days after the end of each month, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter, as filed in a certified filing with the SEC. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of each Fund's policies and procedures with respect to the disclosure of each Fund's portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the 12-month period ended June 30, 2004 is available on the SEC's website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

JPMorgan Funds Fulfillment Center                                   PRSRT STD
       6112 W. 73rd Street                                        U.S. POSTAGE
     Bedford Park, IL 60638                                           PAID
                                                                   PERMIT 2891
                                                                 KANSAS CITY, MO


(C) J.P. Morgan Chase & Co., 2005 All rights reserved.
April 2005.                                                        SAN-INTEQ-405

ITEM 2.  CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

     (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                    (i) Has at least one audit committee financial expert serving on its audit committee; or

                    (ii) Does not have an audit committee financial expert serving on its audit committee.

         (2) If the registrant provides the disclosure required by paragraph
              (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                    (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

         (3) If the registrant provides the disclosure required by paragraph
              (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

     (b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

     (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.
         (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6.  SCHEDULE OF INVESTMENTS.

         File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

NOT APPLICABLE.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         (a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of
         Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS OF A DATE WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES ARE REASONABLY DESIGNED TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE REQUIRED TIME PERIODS AND THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT IN THE REPORTS THAT IT FILES OR SUBMITS ON FORM N-CSR IS ACCUMULATED AND COMMUNICATED TO THE REGISTRANT'S MANAGEMENT, INCLUDING ITS PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS, AS APPROPRIATE TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE.

         (b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

EFFECTIVE FEBRUARY 19, 2005, THE REGISTRANT CHANGED ITS ADMINISTRATOR FROM JPMORGAN CHASE BANK TO JPMORGAN FUNDS MANAGEMENT, INC. THE ADMINISTRATOR PREPARES FINANCIAL REPORTS AND ADMINISTRATIVE FILINGS ON BEHALF OF THE REGISTRANT. ALL PRE-EXISTING POLICIES AND PROCEDURES REMAIN SUBSTANTIALLY THE SAME.

ITEM 12. EXHIBITS.

         (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

         (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

NOT APPLICABLE.

         (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

CERTIFICATIONS PURSUANT TO RULE 30a-2(a) UNDER THE INVESTMENT COMPANY ACT OF 1940 ARE ATTACHED HERETO.

         (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

NOT APPLICABLE.

         (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE INVESTMENT COMPANY ACT OF 1940 ARE ATTACHED HERETO.

                                   SIGNATURES

                           [See General Instruction F]

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                   JPMorgan Trust I
            --------------------------------------------------------------------

By (Signature and Title)* /s/ George C.W. Gatch
                         -------------------------------------------------------
                               George C.W. Gatch, President

Date   July 6, 2005
      --------------------------------------------------------------------------


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ George C.W. Gatch
                          ------------------------------------------------------
                               George C.W. Gatch, President


Date   July 6, 2005
      --------------------------------------------------------------------------


By (Signature and Title)*  /s/ Suzanne E. Cioffi
                          ------------------------------------------------------
                               Suzanne E. Cioffi, Principal Financial Officer

Date   July 6, 2005
      --------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.

--------------------------------------------------------------------------------